Execution Version AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT THIS AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”), dated as of July 15, 2026, is executed and delivered by JPMORGAN CHASE BANK, N.A., as U.S. Administrative Agent (in such capacity, the “U.S. Administrative Agent”), J.P. MORGAN SE, as Non-U.S. Administrative Agent (in such capacity, the “Non-U.S. Administrative Agent”), and FTAI AVIATION INVESTORS LLC, a Delaware limited liability company (the “Borrower Representative”), pursuant to Section 9.27 of that certain Fourth Amended and Restated Credit Agreement, dated as of April 24, 2026 (as amended, restated, amended and restated, refinanced, extended, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by this Agreement, the “Credit Agreement”), by and among the Borrower Representative, the Additional Borrowers party thereto from time, the Lenders and Issuing Banks from time to time party thereto and the U.S. Administrative Agent. RECITALS WHEREAS, pursuant to Section 9.27 of the Existing Credit Agreement, the Existing Credit Agreement may be amended as necessary or appropriate, in the reasonable opinion of the U.S. Administrative Agent and the Borrower Representative to effect the provisions of or be consistent with Section 9.27 of the Credit Agreement; WHEREAS, the Borrower Representative and the U.S. Administrative Agent have determined that it is necessary or appropriate to amend the Existing Credit Agreement, as set forth herein, in connection with that certain Additional Borrower Joinder Agreement, dated as of June 30, 2026, by and among FTAI Aviation Ireland Holdings DAC, a Wholly-Owned Restricted Subsidiary incorporated, formed or organized under the laws of Ireland, the Borrower Representative and the U.S. Administrative Agent; WHEREAS, in furtherance of the foregoing paragraph, the U.S. Administrative Agent and the Borrower desire that the Non-U.S. Administrative Agent act and serve as the Non-U.S. Administrative Agent under the Credit Agreement and the other Loan Documents; and WHEREAS, the Non-U.S. Administrative Agent agrees to act and serve as the Non-U.S. Administrative Agent under the Credit Agreement and the other Loan Documents. NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: 1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement. 2. Amendments. Effective as of the Amendment Effective Date (as defined below), the Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages attached as Exhibit A hereto. 3. Effectiveness. This Agreement shall become effective on the date (such date, the “Amendment Effective Date”) that the U.S. Administrative Agent receives counterparts of this Agreement duly executed by the Borrower Representative, the U.S. Administrative Agent and the Non-U.S. Administrative Agent. Exhibit 10.9

2 4. Reaffirmation; Reference to and Effect on the Loan Documents. (a) From and after the Amendment Effective Date, each reference in the Existing Credit Agreement to “hereunder,” “hereof,” “this Agreement” or words of like import and each reference in the other Loan Documents to “Credit Agreement,” “thereunder,” “thereof” or words of like import shall, unless the context otherwise requires, mean and be a reference to the Credit Agreement. This Agreement is a Loan Document. (b) The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the U.S. Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. (c) In the event of any conflict between the terms of this Agreement and the terms of the Existing Credit Agreement or the other Loan Documents, the terms hereof shall control. 5. Governing Law; Submission to Jurisdiction; Consent to Service of Process; Waiver of Jury Trial, Etc. SECTIONS 9.11, 9.12 AND 9.16 OF THE EXISTING CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE AS IF FULLY SET FORTH HEREIN, MUTATIS MUTANDIS. 6. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. 7. Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof. Section 9.8 of the Existing Credit Agreement is hereby incorporated by reference as if fully set forth herein, mutatis mutandis. 8. No Other Amendments or Waivers. Except as expressly amended or waived hereby, the Credit Agreement, any Loan Notes issued thereunder and the other Loan Documents shall remain in full force and effect in accordance with their respective terms, without any waiver, amendment or modification of any provision thereof. 9. Notices. All notices, requests and demands hereunder shall be governed by the terms of Section 9.2 of the Credit Agreement. [remainder of page intentionally left blank; signature pages follow]

[FTAI - Signature Page to Amendment No. 1] IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written. FTAI AVIATION INVESTORS LLC, as the Borrower Representative By: /s/ Joseph P. Adams Name: Joseph P. Adams Title: Chief Executive Officer

[FTAI - Signature Page to Amendment No. 1] JPMORGAN CHASE BANK, N.A., as the U.S. Administrative Agent By: /s/ James Shender Name: James Shender Title: Managing Director

[FTAI - Signature Page to Amendment No. 1] J.P. MORGAN SE, as Non-U.S. Administrative Agent By: /s/ Suzanne Sambell Name: Suzanne Sambell Title: Vice President

Exhibit A Credit Agreement (Attached hereto)

Execution VersionEXHIBIT A FOURTH AMENDED & RESTATED CREDIT AGREEMENT among FTAI AVIATION INVESTORS LLC, as the Borrower Representative, The Additional Borrowers from Time to Time Party Hereto The Several Lenders and Issuing Banks from Time to Time Party Hereto and JPMORGAN CHASE BANK, N.A., as U.S. Administrative Agent for the Non-EEA Agented Borrowers, And J.P. MORGAN SE, as Non-U.S. Administrative Agent for the EEA Agented Borrowers Dated as of April 24, 2026 as amended by Amendment No. 1, dated as of July 15, 2026 JPMORGAN CHASE BANK, N.A., BNP PARIBAS CITIBANK, N.A. MORGAN STANLEY SENIOR FUNDING, INC. MUFG BANK, LTD. PNC CAPITAL MARKETS LLC and ROYAL BANK OF CANADA, as Joint Lead Arrangers, Joint Bookrunners and Syndication Agents BARCLAYS BANK PLC CITIZENS BANK, N.A. GOLDMAN SACHS BANK USA TRUIST BANK and DEUTSCHE BANK SECURITIES INC., as Co-Documentation Agents NOTICE: Under the Credit Reporting Act 2013 lenders may be required to provide personal and credit information for credit applications and credit agreements of €500 and above to the Central Credit Register. This information will be held on the Central Credit Register and may be used by other lenders when making decisions on your credit applications and credit agreements. The Central Credit Register is maintained and operated by the Central Bank of Ireland. For infor- mation on your rights and duties under the Credit Reporting Act 2013 please refer to the factsheet prepared by the Cen- tral Bank of Ireland. This factsheet is available on www.centralcreditregister.ie.

-i- TABLE OF CONTENTS Page SECTION 1. DEFINITIONS .............................................................................................................................. 1 Section 1.1 Defined Terms ............................................................................................................................... 1 Section 1.2 Other Definitional Provisions ...................................................................................................... 55 Section 1.3 Timing of Payment or Performance ............................................................................................ 56 Section 1.4 Currency Equivalents Generally .................................................................................................. 56 Section 1.5 Interest Rates; Benchmark Notification....................................................................................... 56 Section 1.6 Exchange Rates; Currency Equivalents ....................................................................................... 57 Section 1.7 Borrower Representative ............................................................................................................. 57 Section 1.8 Divisions ...................................................................................................................................... 57 SECTION 2. LOANS ........................................................................................................................................ 58 Section 2.1 Loans ........................................................................................................................................... 58 Section 2.2 Pro Rata Shares; Availability of Funds ....................................................................................... 59 Section 2.3 Letters of Credit ........................................................................................................................... 59 Section 2.4 Evidence of Debt; Register; Lenders’ Books and Records; Notes .............................................. 65 Section 2.5 Interest on Loans ......................................................................................................................... 65 Section 2.6 Conversion/Continuation ............................................................................................................. 66 Section 2.7 Default Interest ............................................................................................................................ 67 Section 2.8 Fees.............................................................................................................................................. 67 Section 2.9 Termination and Reduction of Commitments ............................................................................. 68 Section 2.10 Voluntary and Mandatory Prepayments ...................................................................................... 69 Section 2.11 Incremental Credit Extensions..................................................................................................... 69 Section 2.12 [Reserved] ................................................................................................................................... 70 Section 2.13 General Provisions Regarding Payments..................................................................................... 70 Section 2.14 Ratable Sharing ........................................................................................................................... 71 Section 2.15 Making or Maintaining Term Benchmark Loans; Alternate Rate of Interest .............................. 71 Section 2.16 Increased Costs; Capital Requirements ....................................................................................... 75 Section 2.17 Taxes ........................................................................................................................................... 76 Section 2.18 Obligation to Mitigate ................................................................................................................. 81 Section 2.19 Removal or Replacement of a Lender ......................................................................................... 81 Section 2.20 Defaulting Lenders ...................................................................................................................... 82 SECTION 3. REPRESENTATIONS AND WARRANTIES ........................................................................... 84 Section 3.1 Financial Condition ..................................................................................................................... 84 Section 3.2 No Change ................................................................................................................................... 84 Section 3.3 Existence; Compliance with Law ................................................................................................ 84 Section 3.4 Power; Authorization; Enforceable Obligations .......................................................................... 84 Section 3.5 No Legal Bar ............................................................................................................................... 84 Section 3.6 No Material Litigation ................................................................................................................. 85 Section 3.7 No Default ................................................................................................................................... 85 Section 3.8 Ownership of Property; Liens...................................................................................................... 85 Section 3.9 Intellectual Property .................................................................................................................... 85 Section 3.10 Taxes ........................................................................................................................................... 85 Section 3.11 Federal Regulations ..................................................................................................................... 86 Section 3.12 Labor Matters .............................................................................................................................. 86 Section 3.13 ERISA; Canadian Pension Plans; Pensions ................................................................................. 86 Section 3.14 Investment Company Act ............................................................................................................ 87 Section 3.15 Subsidiaries ................................................................................................................................. 87 Section 3.16 Use of Proceeds ........................................................................................................................... 87 Section 3.17 Environmental Matters ................................................................................................................ 87 Section 3.18 Accuracy of Information, Etc. ..................................................................................................... 88

Page -ii- Section 3.19 Security Documents..................................................................................................................... 88 Section 3.20 Solvency ...................................................................................................................................... 88 Section 3.21 [Reserved] ................................................................................................................................... 88 Section 3.22 Anti-Money Laundering and Anti-Corruption Laws; Sanctions ................................................. 88 Section 3.23 Insurance ..................................................................................................................................... 89 SECTION 4. CONDITIONS PRECEDENT ..................................................................................................... 90 Section 4.1 Closing Date ................................................................................................................................ 90 Section 4.2 Each Credit Event ........................................................................................................................ 91 SECTION 5. AFFIRMATIVE COVENANTS ................................................................................................. 92 Section 5.1 Financial Statements .................................................................................................................... 92 Section 5.2 Certificates; Other Information ................................................................................................... 93 Section 5.3 Payment of Taxes ........................................................................................................................ 94 Section 5.4 Conduct of Business and Maintenance of Existence; Compliance with Law .............................. 94 Section 5.5 Maintenance of Property; Insurance ............................................................................................ 94 Section 5.6 Inspection of Property; Books and Records; Discussions ........................................................... 94 Section 5.7 Notices ......................................................................................................................................... 95 Section 5.8 Environmental Laws .................................................................................................................... 95 Section 5.9 Plan Compliance; Pensions ......................................................................................................... 96 Section 5.10 Further Assurances; Additional Collateral, etc ............................................................................ 96 Section 5.11 Post-Closing Covenants ............................................................................................................. 100 Section 5.12 Use of Proceeds ......................................................................................................................... 100 Section 5.13 [Reserved] ................................................................................................................................. 100 Section 5.14 Guarantees. ................................................................................................................................ 100 Section 5.15 Deposit Accounts and Securities Accounts ............................................................................... 101 SECTION 6. NEGATIVE COVENANTS ...................................................................................................... 101 Section 6.1 Limitation on Restricted Payments ............................................................................................ 101 Section 6.2 Dividend and Other Payment Restrictions Affecting Restricted Subsidiaries ........................... 108 Section 6.3 Limitation on Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock .......................................................................................................................................... 109 Section 6.4 Asset Sales ................................................................................................................................. 115 Section 6.5 Transactions with Affiliates....................................................................................................... 116 Section 6.6 Liens .......................................................................................................................................... 118 Section 6.7 [Reserved] ................................................................................................................................. 118 Section 6.8 Organizational Documents ........................................................................................................ 118 Section 6.9 Merger, Consolidation or Sale of All or Substantially All Assets ............................................. 118 Section 6.10 Financial Covenants .................................................................................................................. 121 Section 6.11 Material Property ....................................................................................................................... 121 Section 6.12 Canadian Defined Benefit Plans. ............................................................................................... 121 SECTION 7. EVENTS OF DEFAULT .......................................................................................................... 121 Section 7.1 Events of Default ....................................................................................................................... 121 Section 7.2 Application of Proceeds ............................................................................................................ 124 SECTION 8. THE ADMINISTRATIVE AGENT .......................................................................................... 125 Section 8.1 Appointment and Authority ....................................................................................................... 125 Section 8.2 Rights as a Lender ..................................................................................................................... 126 Section 8.3 Exculpatory Provisions .............................................................................................................. 126 Section 8.4 Reliance by Administrative Agent ............................................................................................ 127 Section 8.5 Delegation of Duties .................................................................................................................. 127 Section 8.6 Resignation of Administrative Agent ........................................................................................ 127 Section 8.7 Non-Reliance on Administrative Agent and Other Lenders ...................................................... 128 Section 8.8 No Other Duties, Etc. ................................................................................................................ 128 Section 8.9 Administrative Agent May File Proofs of Claim....................................................................... 128

Page -iii- Section 8.10 Collateral and Guaranty Matters; Rights Under Hedge Agreements ......................................... 129 Section 8.11 Withholding Taxes .................................................................................................................... 129 Section 8.12 Intercreditor Agreements and Security Documents ................................................................... 129 Section 8.13 Credit Bidding ........................................................................................................................... 130 Section 8.14 Erroneous Payments .................................................................................................................. 130 Section 8.15 Certain ERISA Matters. ............................................................................................................. 131 SECTION 9. MISCELLANEOUS .................................................................................................................. 132 Section 9.1 Amendments and Waivers ......................................................................................................... 132 Section 9.2 Notices ....................................................................................................................................... 134 Section 9.3 No Waiver; Cumulative Remedies ............................................................................................ 135 Section 9.4 Survival of Representations and Warranties .............................................................................. 135 Section 9.5 Payment of Expenses; Indemnification ..................................................................................... 135 Section 9.6 Successors and Assigns; Participations and Assignments ......................................................... 137 Section 9.7 Set-off ........................................................................................................................................ 140 Section 9.8 Counterparts .............................................................................................................................. 140 Section 9.9 Severability ................................................................................................................................ 140 Section 9.10 Integration ................................................................................................................................. 140 Section 9.11 GOVERNING LAW ................................................................................................................. 141 Section 9.12 Submission To Jurisdiction; Waivers ........................................................................................ 141 Section 9.13 Acknowledgments ..................................................................................................................... 141 Section 9.14 Confidentiality ........................................................................................................................... 142 Section 9.15 Accounting Changes .................................................................................................................. 143 Section 9.16 WAIVERS OF JURY TRIAL ................................................................................................... 143 Section 9.17 Conversion of Currencies .......................................................................................................... 143 Section 9.18 USA PATRIOT ACT; Beneficial Ownership Regulation ......................................................... 143 Section 9.19 Payments Set Aside ................................................................................................................... 144 Section 9.20 Releases of Collateral and Guarantees ...................................................................................... 144 Section 9.21 Acknowledgment and Consent to Bail-In of Affected Financial Institutions ............................ 145 Section 9.22 Acknowledgment Regarding Any Supported QFCs .................................................................. 145 Section 9.23 Interest Rate Limitation ............................................................................................................. 146 Section 9.24 Amendment and Restatement .................................................................................................... 146 Section 9.25 Equal Priority Intercreditor Agreement ..................................................................................... 147 Section 9.26 Junior Priority Intercreditor Agreement .................................................................................... 147 Section 9.27 Additional Borrowers ................................................................................................................ 147

-iv- SCHEDULES: 1.1A Commitments 3.15 Subsidiaries 4.1(e) Closing Date Lien Searches 3.19 Filing Jurisdictions 5.11 Post-Closing Matters EXHIBITS: A Form of Compliance Certificate B Form of Closing Certificate C Form of Assignment and Acceptance D Form of Loan Note E Form of Guarantee Agreement F Form of Solvency Certificate G-1 Form of Funding Notice G-2 Form of Conversion/Continuation Notice H-1 Form of U.S. Tax Compliance Certificate (For Foreign Lenders that are Not Partnerships for U.S. Federal Income Tax Purposes) H-2 Form of U.S. Tax Compliance Certificate (For Foreign Participants that are Not Partnerships for U.S. Federal Income Tax Purposes) H-3 Form of U.S. Tax Compliance Certificate (For Foreign Participants that are Partnerships for U.S. Federal Income Tax Purposes) H-4 Form of U.S. Tax Compliance Certificate (For Foreign Lenders that are Partnerships for U.S. Federal Income Tax Purposes) I Form of Additional Borrower Joinder Appendix A Notice Addresses

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT, dated as of April 24, 2026, (as amended by Amendment No. 1 to Fourth Amended and Restated Credit Agreement, dated as of July 15, 2026), among FTAI AVIATION INVESTORS LLC, a Delaware limited liability company (the “Borrower Representative”), the Additional Borrowers (as defined herein), the Lenders (as defined herein), the Issuing Banks (as defined herein) and JPMORGAN CHASE BANK, N.A., as administrative agent for the Non-EEA Agented Borrowers (as defined herein) (in such capacity, together with any of its designated branch offices or affiliates or any successor appointed in accordance with Section 8.6, the “U.S. Administrative Agent”), and J.P. MORGAN SE, as administrative agent for the EEA Agented Borrowers (as defined herein) (in such capacity, together with any of its designated branch offices or affiliates or any successor appointed in accordance with Section 8.6, the “Non-U.S. Administrative Agent”). W I T N E S S E T H: WHEREAS, capitalized terms used in these recitals and not otherwise defined shall have the respective meanings set forth for such terms in Section 1.1; WHEREAS, on the terms and subject to the conditions set forth herein, the Lenders have agreed to extend credit in the form of Loans and the Issuing Banks to issue Letters of Credit, in each case at any time during the Revolving Availability Period, such that the Aggregate Revolving Exposure will not exceed $2,025,000,000 at any time (the “Revolving Loan Facility”); and WHEREAS, (i) the proceeds of the Loans will be used for working capital and other general corporate purposes, including, without limitation, permitted acquisitions and other investments, and (ii) the Letters of Credit will be used for general corporate purposes. NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, the parties hereto agree as follows: SECTION 1. DEFINITIONS Section 1.1 Defined Terms. As used in this Agreement, the terms listed in this Section 1.1 shall have the respective meanings set forth in this Section 1.1. “2021 Indenture”: the Indenture, dated as of April 12, 2021, by and between the Borrower Representative and U.S. Bank National Association, as supplemented by the First Supplemental Indenture, dated as of September 24, 2021, by and between the Borrower Representative and U.S. Bank National Association, as trustee, the Second Supplemental Indenture, dated as of January 28, 2022, between FTAI Italia DAC and U.S. Bank Trust Company, National Association, as trustee, the Third Supplemental Indenture, dated as of March 18, 2022, among AirOpCo 1ET Bermuda Ltd., AVSA Leasing 2, AVSA Leasing 4, AIRCOL 13, AIRCOL 20, AIRCOL 25, Wells Fargo Trust Company, National Association, not in its individual capacity but solely as owner trustee, Wilmington Trust Company, a Delaware trust company, not in its individual capacity but solely as owner trustee, and U.S. Bank Trust Company, National Association, as trustee, and the Fourth Supplemental Indenture, dated as of February 21, 2025, between FTAI Aviation Ireland Holdings DAC and U.S. Bank Trust Company, National Association, as trustee. “2023 Indenture”: the Indenture, dated as of November 21, 2023, by and between the Borrower Representative and U.S. Bank Trust Company, National Association, as trustee, as supplemented by the First Supplemental Indenture, dated as of February 21, 2025, between FTAI Aviation Ireland Holdings DAC and U.S. Bank Trust Company, National Association, as trustee. “2024 First Indenture”: the Indenture, dated as of April 11, 2024, by and between the Borrower Representative and U.S. Bank Trust Company, National Association, as trustee, as supplemented by the First

Supplemental Indenture, dated as of February 21, 2025, between FTAI Aviation Ireland Holdings DAC and U.S. Bank Trust Company, National Association, as trustee. “2024 Second Indenture”: the Indenture, dated as of June 17, 2024, by and between the Borrower Representative and U.S. Bank Trust Company, National Association, as trustee, as supplemented by the First Supplemental Indenture, dated as of February 21, 2025, between FTAI Aviation Ireland Holdings DAC and U.S. Bank Trust Company, National Association, as trustee. “2024 Third Indenture”: Indenture, dated as of October 9, 2024, by and between the Borrower Representative and U.S. Bank Trust Company, National Association, as trustee, as supplemented by the First Supplemental Indenture, dated as of February 21, 2025, between FTAI Aviation Ireland Holdings DAC and U.S. Bank Trust Company, National Association, as trustee. “Accounting Change”: as defined in Section 9.15 hereto. “Acquired Indebtedness”: with respect to any specified Person, (1) Indebtedness of any other Person existing at the time such other Person is consolidated with, amalgamated or merged with or into or became a Subsidiary of such Person (other than as a result of a Division), including Indebtedness incurred in connection with, or in contemplation of, such other Person consolidated with, amalgamating or merging with or into or becoming a Subsidiary of such specified Person (other than as a result of a Division); and (2) Indebtedness secured by a Lien encumbering any asset acquired by such specified Person. “Additional Borrower Joinder”: an Additional Borrower Joinder, substantially in the form of Exhibit I. “Additional Borrowers”: as defined in Section 9.27 hereto. “Additional Lender”: as defined in Section 2.11 hereto. “Additional Notes”: Notes (other than the Initial Notes, as defined in each Indenture) issued from time to time under an Indenture in accordance with Section 2.02 thereof, but subject to compliance with Section 4.09 thereof. “Adjusted EURIBOR Rate”: with respect to any Term Benchmark Borrowing denominated in Euros for any Interest Period, an interest rate per annum equal to (a) the EURIBOR Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate; provided that if the Adjusted EURIBOR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. “Administrative Agent”: as defined in the preamble hereto. the U.S. Administrative Agent and/or the Non-U.S. Administrative Agent as the context requires or as the U.S. Administrative Agent and/or Non- U.S. Administrative Agent deems appropriate in its or their sole discretion. “Affected Financial Institution”: (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affected Lender”: as defined in Section 2.15(c) hereto. “Affected Loans”: as defined in Section 2.15(c) hereto. “Affiliate”: as to any Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting shares or securities, by agreement or otherwise. “Affiliate Transaction”: as defined in Section 6.5(a) hereto. “Agent”: the Administrative Agent and any other Person appointed under the Loan Documents to serve in an agent or similar capacity. “Agent Parties”: as defined in Section 9.2 hereto. “Aggregate Amounts Due”: as defined in Section 2.14 hereto. “Aggregate Commitment”: the sum of the Commitments of all the Lenders at such time. “Aggregate Revolving Exposure”: the sum of the Revolving Exposures of all the Lenders at such time. “Agreed Currencies”: Dollars and each Alternative Currency. “Agreement”: this Credit Agreement. “Agreement Currency”: as defined in Section 9.17(b) hereto. “Alternative Currency”: Euros and any additional currencies determined after the Closing Date by mutual agreement of the Borrower Representative, the Lenders, the Issuing Bank and the Administrative

Agent; provided that each such currency is a lawful currency that is readily available, freely transferable and not restricted and able to be converted into Dollars. “Amendment No. 1”: Amendment No. 1 to Fourth Amended & Restated Credit Agreement, dated as of July 15, 2026, by and among the Borrower Representative, the U.S. Administrative Agent and the Non- U.S. Administrative Agent. “Amendment No. 4”: Amendment No. 4 to the Original Credit Agreement, dated as of May 11, 2020, among the Borrower Representative, the Lenders party thereto and the Administrative Agent. “Anti-Money Laundering Laws”: as defined in Section 3.22(a) hereto. “Applicable Creditor”: as defined in Section 9.17(b) hereto. “Applicable Margin”: with respect to any Loan or the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption “Applicable Margin for Term Benchmark Loans or RFR Loans,” “Applicable Margin for Base Rate Loans” or “Commitment Fee,” as the case may be, based upon the Debt to EBITDA Ratio as of the end of the fiscal quarter of the Borrower Representative for which consolidated financial statements have theretofore been most recently delivered pursuant to Section 5.1(a) or 5.1(b); provided that until the date of the delivery of the consolidated financial statements pursuant to Section 5.01(b) as of and for the fiscal quarter ended September 30, 2026, the Applicable Margin shall be based on the rates per annum set forth in Level II: Applicable Margin Level Debt to EBITDA Ratio Applicable Margin for Base Rate Loans Applicable Margin for Term Benchmark Loans or RFR Loans Commitment Fee I > 3.25:1.00 1.00% 2.00% 0.30% II < 3.25:1.00 but > 2.25:1.00 0.75% 1.75% 0.25% III < 2.25:1.00 but > 1.25:1.00 0.50% 1.50% 0.20% IV < 1.25:1.00 0.25% 1.25% 0.15% For purposes of the foregoing, each change in the Applicable Margin resulting from a change in the Debt to EBITDA Ratio shall be effective during the period commencing on and including the third (3rd) Business Day following the date of delivery to the Administrative Agent pursuant to Section 5.01(a) or Section 5.01(b) of such consolidated financial statements and related Compliance Certificate indicating such change and ending on the date immediately preceding the effective date of the next such change. Notwithstanding the foregoing, the Applicable Margin shall be based on the rates per annum set forth in Level I if the Borrower Representative fails to deliver the consolidated financial statements required to be delivered pursuant to either Section 5.01(a) or Section 5.01(b), or any Compliance Certificate required to be delivered pursuant hereto as of the last day of the most recently completed Test Period, in each case within the time periods specified herein for such delivery, during the period commencing on and including the day of the occurrence of an Event of Default resulting from such failure and until the delivery thereof. In the event that any Compliance Certificate is inaccurate (whether as a result of an inaccuracy in the financial statements on which such Compliance Certificate is based, a mistake in calculating the applicable Debt to EBITDA Ratio or otherwise) at any time that this Agreement is in effect and any Loans or Commitments are outstanding such that the Applicable Margin for any period (an “Applicable Period”) should have been higher than the Applicable Margin applied for such Applicable Period, then (i) the Borrower Representative shall promptly (and in no event later than five (5) Business Days after written notice thereof from the Administrative Agent) deliver to the Administrative Agent a corrected Compliance Certificate for such Applicable Period; (ii) the Applicable Margin shall be determined by reference to the corrected

Compliance Certificate (but in no event shall the Lenders owe any amounts to the Borrowers); and (iii) the Borrowers shall pay to the Administrative Agent promptly (and in no event later than five (5) Business Days after the date such corrected Compliance Certificate is delivered) any additional interest or other amounts owing as a result of such increased Applicable Margin for such Applicable Period, which payment shall be promptly applied by the Administrative Agent in accordance with the terms hereof. Notwithstanding anything to the contrary in this Agreement, any nonpayment of such interest as a result of any such inaccuracy shall not constitute a Default (whether retroactively or otherwise), and no such amounts shall be deemed overdue (and no amounts shall accrue interest at the rate set forth in Section 2.7), at any time prior to the date that is five (5) Business Days following the date such corrected Compliance Certificate is delivered. The Borrowers’ obligations under this paragraph shall survive the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations. “Applicable Reserve Requirement”: at any time, for any Term Benchmark Loan, the maximum rate, expressed as a decimal, at which reserves (including any basic marginal, special, supplemental, emergency or other reserves) are required to be maintained with respect thereto against “Eurocurrency liabilities” (as such term is defined in Regulation D) under regulations issued from time to time by the Board or other applicable banking regulator. Without limiting the effect of the foregoing, the Applicable Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to (a) any category of liabilities which includes deposits by reference to which the interest rate of a Loan is to be determined, or (b) any category of extensions of credit or other assets which include Term Benchmark Loans. A Term Benchmark Loan shall be deemed to constitute Eurocurrency liabilities and as such shall be deemed subject to reserve requirements without benefits of credit for proration, exceptions or offsets that may be available from time to time to the applicable Lender. The rate of interest on Term Benchmark Loans shall be adjusted automatically on and as of the effective date of any change in the Applicable Reserve Requirement. “Applicable Time”: with respect to any Borrowings and payments in any Alternative Currency, the local time in the place of settlement for such Alternative Currency as may be determined by the Administrative Agent or the Issuing Bank, as the case may be, to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment. “Arrangers”: JPMorgan Chase Bank, N.A., BNP Paribas, Citibank, N.A., Morgan Stanley Senior Funding, Inc., MUFG Bank, Ltd., PNC Capital Markets LLC and Royal Bank of Canada, in their capacities as joint lead arrangers and joint bookrunners under this Agreement. “Asset Sale”: (1) the sale, conveyance, transfer or other disposition, whether in a single transaction or a series of related transactions, of property or assets (including by way of a sale and leaseback) of the Borrower Representative or any Restricted Subsidiary (each referred to in this definition as a “disposition”); or (2) the issuance or sale of Equity Interests of any Restricted Subsidiary, whether in a single transaction or a series of related transactions (other than preferred stock of Restricted Subsidiaries issued in compliance with Section 6.3 or the issuance of directors’ qualifying shares and shares issued to foreign nationals as required by applicable Law); in each case, other than: (1) a disposition of Cash Equivalents, or dispositions of any surplus, obsolete, unnecessary, unsuitable, damaged or worn-out assets in the ordinary course of business, or dispositions of abandoned, lost, destroyed or stolen assets or assets no longer used, useful or economically practicable to maintain, or any disposition of inventory or goods held for sale in the ordinary course of business; (2) the disposition of all or substantially all the assets of the Borrower Representative in a manner permitted under Section 6.9 or any disposition that constitutes a Change of Control pursuant to this Agreement; (3) the making of any Restricted Payment or Permitted Investment that is permitted to be made, and is made, under Section 6.1; (4) any issuance or sale of Equity Interests of the Borrower Representative; (5) any disposition of assets or issuance or sale of Equity Interests of any Restricted Subsidiary in any transaction or series of transactions with an aggregate Fair Market Value of less than the greater of (i) $10,000,000 and (ii) 1.0% of EBITDA of the Borrower Representative and the Restricted Subsidiaries for the four quarters ended as of the most recently ended Test Period; (6) any disposition of property or assets or issuance of securities by a Restricted Subsidiary to the Borrower Representative or by the Borrower Representative or a Restricted Subsidiary to a Restricted Subsidiary; (7) to the extent allowable under Section 1031 of the Code, any exchange of like property (excluding any boot thereon) for use in a Similar Business; (8) the lease, assignment, sub-lease or license of any assets or real or personal property, including the sale of assets to lease customers upon termination of any of the foregoing pursuant to the terms thereof, in each case in the ordinary course of business; (9) the sale or lease of aircraft, engines, spare parts or similar assets, or Capital Stock of any entity, the principal assets of which consist primarily of the foregoing, in the ordinary course of business; (10) any sale of Equity Interests in, or Indebtedness or other securities of, an Unrestricted Subsidiary; (11) foreclosures, condemnations or any similar actions on assets; (12) (i) any disposition of Securitization Assets in connection with any Qualified Securitization Financing and (ii) the sale or discount of accounts receivable arising (x) in connection with the Credit Facilities or (y) in the ordinary course of business in connection with the compromise or collection thereof or in bankruptcy or similar proceedings; (13) the surrender or waiver of contract rights or the settlement, release or surrender of contract, tort or other claims of any kind, in each case, in the ordinary course of business; (14) the creation of a Lien permitted under this Agreement; (15) the licensing or sub-licensing of Intellectual Property and software or other general intangibles in the ordinary course of business; (16) the unwinding of any Hedging Obligations; (17) sales, transfers and other dispositions of Investments in joint ventures to the extent required by, or made pursuant to, customary buy/sell arrangements between the joint venture parties set forth in joint venture arrangements and similar binding arrangements; and (18) any financing transaction with respect to property built or acquired by the Borrower Representative or any Restricted Subsidiary after March 15, 2017, including sale leasebacks and asset securitizations permitted by this Agreement. “Assignee”: as defined in Section 9.6(c) hereto. “Assignment and Acceptance”: an agreement substantially in the form of Exhibit C. “Assignor”: as defined in Section 9.6(c) hereto. “Available Tenor”: as of any date of determination and with respect to the then-current Benchmark for any Agreed Currency, as applicable, any tenor for such Benchmark (or component thereof) or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining the length of an Interest Period for any term rate or otherwise, for determining any frequency of making payments of interest calculated pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to clause (e) of Section 2.15. “Bail-In Action”: the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation”: (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bankruptcy Event”: with respect to any Person, that such Person has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, interim receiver, receiver and manager, conservator, trustee, administrator, Examiner, process advisor, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in, any such proceeding or appointment; provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority; provided, however, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States of America or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any agreements made by such Person. “Bankruptcy Law”: Title 11, U.S. Code, any Canadian Insolvency Law or any similar federal, state or provincial law for the relief of debtors as amended from time to time. “Base Rate”: for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus ½ of 1% and (c) the Term SOFR Rate for a one month Interest Period as published two U.S. Government Securities Business Days prior to such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%; provided that for the purpose of this definition, the Term SOFR Rate for any day shall be based on the Term SOFR Reference Rate at approximately 5:00 a.m. Chicago time on such day (or any amended publication time for the Term SOFR Reference Rate, as specified by the CME Term SOFR Administrator in the Term SOFR Reference Rate methodology). Any change in the Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Term SOFR Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Term SOFR Rate, respectively. If the Base Rate is being used as an alternate rate of interest pursuant to Section 2.15 (for the avoidance of doubt, only until the Benchmark Replacement has been determined pursuant to Section 2.15(a)(ii)), then the Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. For the avoidance of doubt, if the Base Rate as determined pursuant to the foregoing would be less than 1.00%, such rate shall be deemed to be 1.00% for purposes of this Agreement. “Base Rate Loans”: Loans for which the applicable rate of interest is based on the Base Rate. All Base Rate Loans shall be denominated in Dollars. “Benchmark”: initially, with respect to any (i) RFR Loan in any Agreed Currency, the applicable Relevant Rate for such Agreed Currency or (ii) Term Benchmark Loan, Relevant Rate for such Agreed Currency; provided that if a Benchmark Transition Event, and the related Benchmark Replacement Date have occurred with respect to the applicable Relevant Rate or the then-current Benchmark for such Agreed Currency, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (b) of Section 2.15. “Benchmark Replacement”: for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date; provided that, in the case of any Loan denominated in an Alternative Currency, “Benchmark Replacement” shall mean the alternative set forth in (2) below: (1) in the case of any Loan denominated in Dollars, the Daily Simple RFR for Dollars; or (2) the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower Representative as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for syndicated credit facilities denominated in the applicable Agreed Currency at such time in the United States and (b) the related Benchmark Replacement Adjustment; If the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than zero, the Benchmark Replacement will be deemed to be zero for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment”: with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower Representative for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in the applicable Agreed Currency at such time. “Benchmark Replacement Conforming Changes”: with respect to any Benchmark Replacement and/or any Term Benchmark Loan denominated in Dollars, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “RFR Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Benchmark Replacement Date”: with respect to any Benchmark, the earliest to occur of the following events with respect to such then-current Benchmark: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or component thereof) have been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided, that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if such Benchmark (or component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. “Benchmark Transition Event”: with respect to any Benchmark, the occurrence of one or more of the following events with respect to such then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the NYFRB, the CME Term SOFR Administrator, the central bank for the Agreed Currency applicable to such Benchmark, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case, which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period”: with respect to any Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.15 and (y) ending at the time that a Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.15. “Beneficial Ownership Certification”: a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation”: 31 C.F.R. § 1010.230. “Benefit Plan”: any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “BHC Act Affiliate”: as defined in Section 9.22(b) hereto. “Board”: the Board of Governors of the Federal Reserve System of the United States (or any successor). “Board of Directors”: (1) with respect to any corporation, the board of directors or managers, as applicable, of the corporation, or any duly authorized committee thereof; (2) with respect to any partnership, the board of directors or other governing body of the general partner of the partnership or any duly authorized committee thereof; and (3) with respect to any other Person, the board or any duly authorized committee of such Person serving a similar function. Whenever any provision requires any action or determination to be made by, or any approval of, a Board of Directors, such action, determination or approval shall be deemed to have been taken or made if approved by a majority of the directors on any such Board of Directors (whether or not such action or approval is taken as part of a formal board meeting or as a formal board approval). “Borrowers”: the Borrower Representative and any Additional BorrowersBorrower, including an EEA Agented Borrower or a Non-EEA Agented Borrower, as applicable. “Borrower Materials”: as defined in Section 9.2 hereto. “Borrower Obligations”: the collective reference to the unpaid principal of and interest on the Loans, and all other obligations and liabilities of each Borrower (including interest accruing at the then applicable rate provided herein after the maturity of the Loans and interest, fees and expenses accruing after the filing of any petition in bankruptcy (or which, but for the filing of such petition, would be accruing) or the commencement of any insolvency, reorganization or like proceeding, relating to any Borrower, whether or not a claim for post-filing or post-petition interest, fees or expenses is allowed or allowable in such proceeding) to any Agent, any Lender, any Issuing Bank or any Lender Counterparty, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which arise under, out of, or in connection with, this Agreement, the Security Documents, the Guarantee Agreement or the other Loan Documents, any Secured Hedge Agreement, any Secured Cash Management Agreement or any other document made, delivered or given in connection therewith (including reimbursement obligations with respect to Letters of Credit), in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise, excluding, in each case, Excluded Swap Obligations. “Borrower Representative” as defined in the preamble hereto. “Borrowing”: Loans of the same Type and Agreed Currency, made, converted or continued on the same date and, in the case of Term Benchmark Loans, as to which a single Interest Period is in effect. “Business Day”: any day (other than a Saturday or a Sunday) on which banks are open for business in New York City; provided that, in addition to the foregoing, a Business Day shall be (a) in relation to Loans denominated in Euros and in relation to the calculation or computation of EURIBOR, any day which is a TARGET Day, (b) in relation to RFR Loans and any interest rate settings, fundings, disbursements, settlements or payments of any such RFR Loan, or any other dealings in the applicable Agreed Currency of such RFR Loan, any such day that is only an RFR Business Day and (c) in relation to Loans referencing the Term SOFR Rate and any interest rate settings, fundings, disbursements, settlements or payments of any such

Loans referencing the Term SOFR Rate or any other dealings of such Loans referencing the Term SOFR Rate, any such day that is a U.S. Government Securities Business Day. “Calculation Date”: as defined in the definition of “Fixed Charge Coverage Ratio.” “Canadian AML Laws”: collectively, the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada), the Criminal Code (Canada) and the United Nations Act (Canada), including the Regulations Implementing the United Nations Resolutions on the Suppression of Terrorism (Canada) and the United Nations Al-Qaida and Taliban Regulations (Canada) promulgated under the United Nations Act (Canada), and other applicable anti-money laundering, anti-terrorist financing, government sanction and “know your client” laws applicable in Canada or in any other relevant jurisdiction, including any rules, regulations, directives, guidelines or orders thereunder. “Canadian Anti-Corruption Laws”: all laws, rules, and regulations of any jurisdiction applicable to the Loan Parties from time to time concerning or relating to bribery or corruption, including without limitation the Corruption of Foreign Public Officials Act (Canada) and sections 119 through 125 of the Criminal Code (Canada), whether within Canada or elsewhere, including any regulations, guidelines or orders thereunder. “Canadian Defined Benefit Plan”: a Canadian Pension Plan that contains a “defined benefit provision” as that term is defined in subsection 147.1(1) of the ITA. “Canadian Insolvency Laws”: any of the Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada), and the Winding-Up and Restructuring Act (Canada), each as now and hereafter in effect, any successors to such statutes and any other applicable insolvency or other similar law of Canada or any province or territory thereof relating to bankruptcy, insolvency, assignments for the benefit of creditors, formal or informal moratoria, compositions, compromises or extensions generally with creditors, or proceedings seeking reorganization, recapitalization, arrangement, dissolution, liquidation, winding-up or permitting a debtor to obtain a stay or a compromise of the claims of its creditors against it, or other similar relief (including, without limitation, the Canadian corporate statutes when relied upon in connection with any of the foregoing). “Canadian Loan Party”: any Loan Party organized under the laws of Canada or any province or territory thereof. “Canadian Multi-Employer Pension Plan”: a “multi-employer pension plan” as defined under applicable Canadian Pension Legislation, to which any Loan Party contributes or has contributed, or under which any Loan Party has or may have any actual or contingent liability, including any withdrawal liability arising from the cessation of contributions or the termination of participation by any Loan Party. “Canadian Pension Event”: in each case: (a) the failure of a Loan Party to make or remit any employer or employee contributions with respect to any Canadian Pension Plan required by applicable Law or by the terms of such Canadian Pension Plan; (b) the revocation of registration by applicable Governmental Authorities of a Canadian Pension Plan; (c) the failure of a Canadian Pension Plan to comply with the provisions of applicable Law or with the terms of such Canadian Pension Plan; (d) (i) the filing of a notice with a Governmental Authority to, (ii) the institution of proceedings by any Governmental Authority to, or (iii) the actual termination or wind up of all or a part of a Canadian Pension Plan; (e) any Loan Party terminating, or causing to be terminated, or withdrawing from, or otherwise ceasing to participate in any Canadian Pension Plan, if such Canadian Pension Plan would have a wind-up deficiency or require any other additional funding-related payment upon such termination, withdrawal or cessation to participate, (f) a trustee is appointed to administer a Canadian Pension Plan or (g) the establishment, adoption, acquisition, assumption, registration, operation, maintenance, administration, contribution to, participation in or incurrence of any liability in respect of any Canadian Defined Benefit Plan by any Loan Party or the merger, amalgamation or consolidation of any Loan Party with any Person or the acquisition by any Loan Party of any Person if such Person maintains, sponsors, administers, contributes to, participates in or has any liability in respect of any Canadian Defined Benefit Plan. “Canadian Pension Legislation”: the ITA, the Supplemental Pension Plans Act (Québec) and any other applicable Canadian federal, provincial or territorial pension standards legislation with respect to each Canadian Pension Plan. “Canadian Pension Plan”: a “registered pension plan”, as such term is defined in subsection 248(1) of the ITA and each pension plan that is covered by the Canadian Pension Legislation (including any Canadian Multi-Employer Pension Plan), which is or was sponsored, administered or contributed to, or required to be contributed to, by any Loan Party, or under which any Loan Party has or may incur any actual or contingent liability, excluding any Canadian Statutory Plan. “Canadian Security Documents”: collectively, (i) all general security agreements entered into by a Canadian Loan Party in favor of the Administrative Agent for the benefit of the Secured Parties under the laws of Canada or any province or territory thereof; (ii) all deeds of hypothec creating a movable hypothec in favor of the Hypothecary Representative for the benefit of the Secured Parties pursuant to the laws of the Province of Québec on the movable assets of any Loan Party existing under the laws of the Province of Québec, having its domicile (within the meaning of the CCQ) in the Province of Québec or having a place of business or tangible property situated in the Province of Québec; (iii) all Mortgages creating security on any Material Real Estate Asset located in a province or territory of Canada other than Québec; (iv) all deeds of hypothec creating an immovable hypothec in favor of the Hypothecary Representative for the benefit of the Secured Parties, on any Material Real Estate Asset located in the Province of Québec constituting Collateral; and (v) all issuer control agreements entered into by a Canadian Loan Party with or in favor of the Administrative Agent. “Canadian Statutory Plan”: the Canada Pension Plan, the Québec Pension Plan and any equivalent plan maintained in any other jurisdiction in Canada. “Capital Stock”: (1) in the case of a corporation, corporate stock; (2) in the case of an association, business entity, company or exempted company, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock; (3) in the case of a partnership, exempted limited partnership, limited liability company or business trust, partnership, membership or beneficial interests (whether general or limited) or shares in the capital of a company; and (4) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person (but excluding from the foregoing any debt securities convertible into Capital Stock, whether or not such debt securities include any right of participation with Capital Stock). “Capitalized Lease Obligations”: an obligation that is required to be classified and accounted for as a financing or capital lease (and, for the avoidance of doubt, not a straight line or operating lease) for financial reporting purposes in accordance with GAAP, and the amount of Indebtedness represented by such obligation shall be, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at such time be required to be capitalized and reflected as a liability on a balance sheet (excluding the footnotes thereto) in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be prepaid or terminated by the lessee without payment of a penalty; provided that leases that are required to be classified and accounted for as capital leases in accordance with GAAP solely because of the duration of the term of the lease or the fact that the present value of the minimum lease payments of the equipment subject to such lease exceeds 90.0% of the Fair Market Value of such equipment shall not be deemed to be Capitalized Lease Obligations. “Captive Insurance Subsidiary”: a captive subsidiary of the Borrower Representative formed or acquired to provide insurance to the Borrower Representative or its Subsidiaries. “Cash Equivalents”: (1) United States dollars; (2) pounds sterling; (3) (a) Euros, or any national currency of any participating member state in the European Union; (b) Canadian dollars; (c) Australian dollars; or (d) in the case of any Foreign Subsidiary that is a Restricted Subsidiary, such local currencies held by them from time to time in the ordinary course of business; (4) securities issued or directly and fully and unconditionally guaranteed or insured by the United States of America or Canadian government or any agency or instrumentality thereof the securities of which are unconditionally guaranteed as a full faith and credit obligation of such government with maturities of 24 months or less from the date of acquisition; (5) certificates of deposit, time deposits and eurodollar time deposits with maturities of 24 months or less from the date of acquisition, bankers’ acceptances with maturities not exceeding 24 months and overnight bank deposits, in each case with any commercial bank having capital and surplus in excess of $500,000,000; (6) repurchase obligations for underlying securities of the types described in clauses (4) and (5) of this definition entered into with any financial institution meeting the qualifications specified in clause (5) of this definition; (7) commercial paper rated at least P-2 by Moody’s or at least A-2 by S&P and in each case maturing within 24 months after the date of creation thereof; (8) investment funds investing 95% of their assets in securities of the types described in clauses (1) through (7) of this definition; (9) readily marketable direct obligations issued by any state of the United States of America or any political subdivision thereof or any province or territory of Canada having one of the two highest rating categories obtainable from either Moody’s or S&P with maturities of 24 months or less from the date of acquisition; and (10) Indebtedness or preferred stock issued by Persons with a rating of “A” or higher from S&P or “A2” or higher from Moody’s with maturities of 24 months or less from the date of acquisition. Notwithstanding the foregoing, Cash Equivalents shall include amounts denominated in currencies other than those set forth in clauses (1) through (3) of this definition; provided that such amounts are converted into any currency listed in clauses (1) through (3) of this definition as promptly as practicable and in any event within ten Business Days following the receipt of such amounts. “Cash Management Agreement”: any agreement relating to treasury, depositary or cash management services provided to the Borrower Representative or any Restricted Subsidiary. “Cayman Security Documents”: collectively, each of the following Cayman Islands law governed documents dated the Closing Date and any other Cayman Islands law governed security document entered into by any Loan Party in favor of the Administrative Agent from time to time after the date of this Agreement: (1) the Share Charge granted by the Borrowers Representative over shares in FTAI Aviation Holdco Ltd.; and (2) the Share Charge granted by the Borrowers Representative over shares in FTAI Aircraft Leasing (2025) UGP, Ltd.; together with all related notices, and ancillary documents delivered pursuant thereto and as the same may be amended, restated, novated, or supplemented from time to time. “CBR Loan”: a Loan that bears interest at a rate determined by reference to the Central Bank Rate. “CBR Spread”: the Applicable Margin, applicable to such Loan that is replaced by a CBR Loan. “CCQ”: the Civil Code of Québec, CQLR c CCQ-1991, as amended from time to time. “Central Bank Rate”: the greater of (I)(A) for any Loan denominated in (a) Euro, one of the following three rates as may be selected by the Administrative Agent in its reasonable discretion: (1) the fixed rate for the main refinancing operations of the European Central Bank (or any successor thereto), or, if that rate is not published, the minimum bid rate for the main refinancing operations of the European Central Bank (or any successor thereto), each as published by the European Central Bank (or any successor thereto) from time to time, (2) the rate for the marginal lending facility of the European Central Bank (or any successor thereto), as published by the European Central Bank (or any successor thereto) from time to time or (3) the rate for the deposit facility of the central banking system of the Participating Member States, as published by the European Central Bank (or any successor thereto) from time to time and (d) any other Alternative Currency determined after the Closing Date, a central bank rate as determined by the Administrative Agent in its reasonable discretion and (II) the Floor. “Change in Law”: the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law,” regardless of the date enacted, adopted or issued. “Change of Control”: (1) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of shares representing more than 50.0% of the voting power of the Borrower Representative’s Voting Stock; or (2) (a) all or substantially all the assets of the Borrower Representative and the Restricted Subsidiaries, taken as a whole, are sold or otherwise transferred to any Person other than a Wholly-Owned Restricted Subsidiary or (b) the Borrower Representative consolidates, amalgamates or merges with or into another Person or any Person consolidates, amalgamates or merges with or into the Borrower Representative, in either case under this clause (2), in one transaction or a series of related transactions in which immediately after the consummation thereof Persons beneficially owning (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) Voting Stock representing in the aggregate a majority of the total voting power of the Voting Stock of the Borrower Representative immediately prior to such consummation do not beneficially own (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) Voting Stock representing a majority of the total voting power of the Voting Stock of the Borrower Representative, or the applicable surviving or transferee Person; provided that this clause shall not apply to any consolidation, amalgamation or merger of the Borrower Representative with or into (x) a corporation, limited liability company or partnership or (y) a wholly-owned subsidiary of a corporation, limited liability company or partnership that, in either case, immediately following the transaction or series of transactions, has no Person or group, which beneficially owns Voting Stock representing 50.0% or more of the voting power of the total outstanding Voting Stock of such entity and, in the case of clause (y), the parent of such wholly-owned subsidiary guarantees the Borrower Obligations. For purposes of this definition, any Parent Company shall not itself be considered a “person” or “group” for purposes of clause (1) of this definition; provided that no “person” or “group” beneficially owns, directly or indirectly, more than 50.0% of the total voting power of the Voting Stock of such Parent Company. “charge”: as defined in Section 9.23 hereto. “Closing Date”: the date on which the conditions specified in Section 4.1 are satisfied (or waived). “Closing Date Specified Real Properties”: that certain real property (i) fee owned by Quick Turn Engine Center, LLC located at 9051 NW 84th Ave, Medley, FL 33166, Folio Number 22-3003-033-0053 and (ii) owned by FTAIC Aviation Inc. located on the site of the Montréal-Trudeau International Airport, in the City of Montréal (borough of Saint-Laurent), Province of Québec known and designated as being lot number THREE MILLION EIGHT HUNDRED NINETY-NINE THOUSAND THREE HUNDRED AND FORTY-FOUR (3 899 344) of the Cadastre du Québec, Registration Division of Montréal, with the building thereon erected bearing civic number 7171 de la Côte-Vertu Boulevard, in the City of Montréal (Borough of Saint-Laurent), Province of Québec. “CME Term SOFR Administrator”: CME Group Benchmark Administration Limited as administrator of the forward-looking term Secured Overnight Financing Rate (SOFR) (or a successor administrator). “Code”: the Internal Revenue Code of 1986, as amended. “Collateral”: all of the assets and property of the Grantors securing or purported to secure (in favor of the Administrative Agent) any Obligations, other than Excluded Assets. “Commitment”: the commitment of a Lender to make Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum possible aggregate amount of such Lender’s Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.8 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.6; and “Commitments” means such commitments of all Lenders in the aggregate. The initial amount of each Lender’s Commitment is set forth on Schedule 1.1A or in the Assignment and

Acceptance pursuant to which such Lender shall have assumed its Commitment, as applicable. The aggregate amount of the Commitments as of the Closing Date is $2,025,000,000. “Commitment Increase”: as defined in Section 2.11 hereto. “Commitment Increase Lender”: as defined in Section 2.11 hereto. “Commodity Exchange Act”: the Commodity Exchange Act (7 U.S.C. § 1 et seq.). “Commonly Controlled Entity”: an entity, whether or not incorporated, that is under common control with the Borrower Representative within the meaning of Section 4001(a)(14) of ERISA or is part of a group that includes the Borrower Representative and that is treated as a single employer under Section 414(b), (c), (m) or (o) of the Code. “Compliance Certificate”: a certificate duly executed by a Responsible Officer of the Borrower Representative, substantially in the form of Exhibit A. “Connection Income Taxes”: Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated Depreciation and Amortization Expense”: with respect to any Person for any period, the total amount of depreciation and amortization expense, including any amortization of deferred financing fees, amortization in relation to terminated Hedging Obligations and amortization of lease discounts and premiums and lease incentives, but excluding any items which are classified as Consolidated Interest Expense in accordance with GAAP, of such Person and its Restricted Subsidiaries for such period on a consolidated basis and otherwise determined in accordance with GAAP. “Consolidated Interest Expense”: with respect to any Person for any period, the sum, without duplication, of: (1) consolidated interest expense of such Person and its Restricted Subsidiaries for such period, to the extent such expense was deducted in computing Consolidated Net Income (including (i) amortization of original issue discount resulting from the issuance of Indebtedness at less than par, (ii) non-cash interest payments (but excluding any non-cash interest expense attributable to the movement in the mark to market valuation of or hedge ineffectiveness expenses of Hedging Obligations or other derivative instruments pursuant to Financial Accounting Standards Board Statement No. 133 —“Accounting for Derivative Instruments and Hedging Activities”), and (iii) all commissions, discounts and other fees and charges owed with respect to letters of credit or relating to any Qualified Securitization Financing; and excluding (i) non-cash interest expense attributable to the amortization of gains or losses resulting from the termination prior to the Issue Date of Hedging Obligations, (ii) the interest component of Capitalized Lease Obligations and net payments, if any, pursuant to interest rate Hedging Obligations, (iii) amortization of deferred financing fees, debt issuance costs, commissions, fees and expenses and any expensing of other financing fees (including any expense resulting from bridge, commitment and other financing fees), (iv) amortization of fair value debt discounts and (v) any expense resulting from the application of debt modification accounting or, if applicable, purchase accounting in connection with any acquisition), and (2) consolidated capitalized interest of such Person and its Restricted Subsidiaries for such period, whether paid or accrued, less (3) interest income for such period. “Consolidated Net Income”: with respect to any Person for any period, the aggregate of the Net Income, of such Person and its Restricted Subsidiaries for such period, on a consolidated basis, and otherwise determined in accordance with GAAP; provided that: (1) any net after tax extraordinary, non-recurring or unusual gains or losses, including sales or other dispositions of assets under a Securitization Financing other than in the ordinary course of business (less all fees and expenses relating thereto) or expenses (including relating to severance, relocation and new product introductions) shall be excluded; (2) the Net Income for such period shall not include the cumulative effect of a change in accounting principles during such period; (3) any net after-tax income (loss) from disposed or discontinued operations and any net after-tax gains or losses on disposal of disposed or discontinued operations (including operations disposed of during such period whether or not such operations were classified as discontinued) shall be excluded; (4) any net after-tax gains or losses (less all fees and expenses relating thereto) attributable to asset dispositions other than in the ordinary course of business, as determined in good faith by such Person, shall be excluded; (5) the Net Income for such period of any Person that is not a Subsidiary, or is an Unrestricted Subsidiary, or that is accounted for by the equity method of accounting, shall be excluded; provided, however, that Consolidated Net Income of the Borrower Representative shall be increased by the amount of dividends or distributions or other payments that are actually paid in cash (or to the extent converted into cash) to the referent Person or a Restricted Subsidiary thereof in respect of such period; (6) solely for the purpose of determining the amount available for Restricted Payments under Section 6.1(a)(3)(A) the Net Income for such period of any Restricted Subsidiary shall be excluded to the extent that the declaration or payment of dividends or similar distributions by that Restricted Subsidiary of its Net Income is not at the date of determination wholly permitted without any prior governmental approval (which has not been obtained) or, directly or indirectly, by the operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule, or governmental regulation applicable to that Restricted Subsidiary or its shareholders, unless such restriction with respect to the payment of dividends or in similar distributions has been legally waived; provided, however, that Consolidated Net Income of the Borrower Representative will be increased by the amount of dividends or other distributions or other payments actually paid in cash (or to the extent converted into cash) to the Borrower Representative or a Restricted Subsidiary thereof in respect of such period, to the extent not already included therein; (7) the effects of adjustments resulting from the application of recapitalization accounting or purchase accounting in relation to any acquisition that is consummated after the Issue Date, or the amortization or write-off of any amounts thereof, net of taxes, shall be excluded; (8) any net after-tax loss from the early extinguishment of Indebtedness or Hedging Obligations or other derivative instruments shall be excluded; (9) any net after-tax impairment charge or asset write-off pursuant to Financial Accounting Standards Board Statement No. 142 and No. 144 and the amortization of intangibles arising pursuant to No. 141 shall be excluded; (10) any net after-tax gain (loss) arising from changes in the fair value of derivatives shall be excluded; (11) any net after-tax valuation allowance against a deferred tax asset shall be excluded; (12) amortization of (i) fair value lease premiums and discounts, (ii) lease incentives, (iii) fair value debt discounts, and (iv) debt discounts in respect of Indebtedness issued prior to the Issue Date, shall be excluded; (13) any restoration to income of any contingency reserve of an extraordinary, nonrecurring or unusual nature, except to the extent that provision for such reserve was made out of Consolidated Net Income accrued at any time following the Issue Date, shall be excluded; (14) any net after-tax effect of accretion of accrued interest on discounted liabilities shall be excluded; (15) any non-cash tax expense pursuant to reversals of deferred tax assets shall be excluded; and (16) any net after-tax effect of non-cash compensation expense recorded from grants of stock appreciation or similar rights, stock options or other rights to officers, directors or employees shall be excluded. In addition, to the extent not already included in the Consolidated Net Income of such Person and its Restricted Subsidiaries, notwithstanding anything to the contrary in the foregoing, Consolidated Net Income shall include the amount of proceeds received from business interruption insurance and reimbursements of any expenses and charges that are covered by indemnification or other reimbursement provisions in connection with any Permitted Investment or any sale, conveyance, transfer or other disposition of assets permitted under this Agreement. Notwithstanding the foregoing, for the purpose of Section 6.1 only (other than Section 6.1(a)(3)(D) thereof), there shall be excluded from Consolidated Net Income any income arising from any sale or other disposition of Restricted Investments made by the Borrower Representative and the Restricted Subsidiaries, any repurchases and redemptions of Restricted Investments from the Borrower Representative and the Restricted Subsidiaries, any repayments of loans and advances which constitute Restricted Investments by the Borrower Representative or any Restricted Subsidiary, any sale of the stock of an Unrestricted Subsidiary or any distribution or dividend from an Unrestricted Subsidiary, in each case only to the extent such amounts increase the amount of Restricted Payments permitted under Section 6.1 pursuant to Section 6.1(a)(3)(D) thereof. “Contingent Obligations”: with respect to any Person, any obligation of such Person guaranteeing any leases, dividends or other obligations that do not constitute Indebtedness (“primary obligations”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including any obligation of such Person, whether or not contingent: (1) to purchase any such primary obligation or any property constituting direct or indirect security therefor; (2) to advance or supply funds: (A) for the purchase or payment of any such primary obligation, or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor; or (3) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation against loss in respect thereof. “Contractual Obligation”: as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its Property is bound. “Control Investment Affiliate”: as to any Person, any other Person that (a) directly or indirectly, is in control of, is controlled by, or is under common control with, such Person and (b) exists primarily for the purpose of making equity or debt investments in one or more companies. For purposes of this definition, “control” of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise. “Conversion/Continuation Date”: the effective date of a continuation or conversion, as the case may be, as set forth in the applicable Conversion/Continuation Notice. “Conversion/Continuation Notice”: a Conversion/Continuation Notice substantially in the form of Exhibit G-2. “Corresponding Tenor”: with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor. “Covered Entity”: as defined in Section 9.22(b) hereto. “Covered Foreign Jurisdiction”: Canada or any province or territory thereof, the United Kingdom, Bermuda, Ireland, the Cayman Islands or any other jurisdiction where a Material Real Estate Asset is located. “Covered Party”: as defined in Section 9.22(b) hereto. “Credit Facilities”: one or more debt facilities, indentures or commercial paper facilities providing for revolving credit loans, term loans, notes, debentures, receivables financing (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against receivables), letters of credit or other long-term indebtedness, including any guarantees, collateral documents, mortgages, instruments and agreements executed in connection therewith, and any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings thereof and any indentures or credit facilities or commercial paper facilities with banks or other institutional lenders or investors that replace, refund or refinance any part of the loans, notes, other credit facilities or commitments thereunder, including any such replacement, refunding or refinancing facility or indenture that increases the amount borrowable thereunder or alters the maturity thereof. “Credit Party”: the Administrative Agent, each Issuing Bank and each other Lender. “Daily Simple RFR”: for any day, an interest rate per annum equal to, for any RFR Loan denominated in Dollars, Daily Simple SOFR. “Daily Simple SOFR”: for any day (a “SOFR Rate Day”), a rate per annum equal to SOFR for the day (such day “SOFR Determination Date”) that is five (5) RFR Business Days prior to (i) if such SOFR Rate Day is an RFR Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not an RFR Business Day, the RFR Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower Representative. If by 5:00 p.m. (New York City time) on the second (2nd) RFR Business Day immediately following any SOFR Determination Date, SOFR in respect of such SOFR Determination Date has not been published on the SOFR Administrator’s Website and a Benchmark Replacement Date with respect to the Daily Simple SOFR has not occurred, then SOFR for such SOFR Determination Date will be SOFR as published in respect of the first preceding RFR Business Day for which such SOFR was published on the SOFR Administrator’s Website. If Daily Simple SOFR would be less than the Floor, then Daily Simple SOFR will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Debt to EBITDA Ratio”: as of any date of determination, the ratio of (x) total Indebtedness of the Borrower Representative and the Restricted Subsidiaries net of unrestricted Cash Equivalents as of the most recently ended Test Period to (y) EBITDA of the Borrower Representative and the Restricted Subsidiaries for the four quarters ended as of the most recently ended Test Period, in each case, on a consolidated basis as reflected on the financial statements of the Borrower Representative prepared in accordance with GAAP, in each case, with such pro forma adjustments as are appropriate and consistent with the pro forma adjustment provisions set forth in the definition of “Fixed Charge Coverage Ratio.” “Debt to Total Capitalization Ratio”: as of any date of determination, the ratio of (x) total Indebtedness of the Borrower Representative and the Restricted Subsidiaries to (y) the sum of (i) total Indebtedness of the Borrower Representative and the Restricted Subsidiaries and (ii) total equity of the Borrower Representative and the Restricted Subsidiaries, in each case, on a consolidated basis as reflected on the most recently available quarterly balance sheet of the Borrower Representative prepared in accordance with GAAP immediately preceding the date on which such event for which such calculation is being made shall occur, in each case, with such pro forma adjustments as are appropriate and consistent with the pro forma adjustment provisions set forth in the definition of “Fixed Charge Coverage Ratio.” “Default”: any of the events or conditions specified in Section 7.1, whether or not any requirement for the giving of notice, the lapse of time, or both, has been satisfied. “Default Right”: as defined in Section 9.22(b) hereto. “Defaulting Lender”: any Lender that: (a) has failed, within two Business Days of the date required to be funded or paid, (i) to fund any portion of its Loans, (ii) to fund any portion of its participations in Letters of Credit or (iii) to pay to any Credit Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding

(specifically identified in such writing, including, if applicable, by reference to a specific Default) has not been satisfied, (b) has notified the Borrower Representative or any Credit Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good-faith determination that a condition precedent (specifically identified in such writing, including, if applicable, by reference to a specific Default) to funding a Loan cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after written request by a Credit Party made in good faith to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations to fund prospective Loans and participations in then outstanding Letters of Credit; provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon such Credit Party’s receipt of such certification in form and substance satisfactory to it and the Administrative Agent, or (d) has, or has a direct or indirect parent company that has, become the subject of a Bankruptcy Event or Bail-In Action. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.20) upon delivery of written notice of such determination to the Borrower Representative, each Issuing Bank and each other Lender. “Deposit Account”: as defined in the UCC. “Designated Non-cash Consideration”: the Fair Market Value of noncash consideration received by the Borrower Representative or a Restricted Subsidiary in connection with an Asset Sale that is so designated as Designated Non-cash Consideration pursuant to an Officers’ Certificate, setting forth the basis of such valuation, executed by a senior vice president or the principal financial officer of the Borrower Representative, less the amount of cash or Cash Equivalents received in connection with a subsequent sale of such Designated Non-cash Consideration. “Designated Preferred Stock”: preferred stock of the Borrower Representative that is issued after March 15, 2017 for cash and is designated as Designated Preferred Stock, the cash proceeds of which are contributed to the capital of the Borrower Representative and excluded from the calculation set forth in Section 6.1(a)(3). “Disposition”: with respect to any Property, any sale, lease, license, sale and leaseback, assignment, conveyance, transfer, exchange or other disposition thereof (or the granting of any option or other right to do any of the foregoing), including any sale, assignment, transfer or other disposal (and whether effected pursuant to a Division or otherwise), with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith; and the term “Disposed of” shall have a correlative meaning. “Disqualified Stock”: with respect to any Person, any Capital Stock of such Person which, by its terms, or by the terms of any security into which it is convertible or for which it is putable or exchangeable, or upon the happening of any event, matures or is mandatorily redeemable, other than as a result of a change of control or asset sale, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, other than as a result of a change of control or asset sale, in whole or in part, in each case prior to the date 91 days after the Maturity Date; provided that if such Capital Stock is issued to any plan for the benefit of employees of the Borrower Representative or its Subsidiaries or by any such plan to such employees, such Capital Stock shall not constitute Disqualified Stock solely because it may be required to be repurchased by the Borrower Representative or its Subsidiaries in order to satisfy applicable statutory or regulatory obligations. “Dividing Person”: as defined in the definition of “Division”. “Division”: the division of the assets, liabilities and/or obligations of a Person (the “Dividing Person”) among two or more Persons (whether pursuant to a “plan of division” or similar arrangement), which may or may not include the Dividing Person and pursuant to which the Dividing Person may or may not survive. “Dollar Equivalent”: for any amount, at the time of determination thereof, (a) if such amount is expressed in Dollars, such amount, (b) if such amount is expressed in an Alternative Currency, the equivalent of such amount in Dollars determined by using the rate of exchange for the purchase of Dollars with the Alternative Currency last provided (either by publication or otherwise provided to the Administrative Agent) by Reuters on the Business Day (New York City time) immediately preceding the date of determination or if such service ceases to be available or ceases to provide a rate of exchange for the purchase of Dollars with the Alternative Currency, as provided by such other publicly available information service which provides that rate of exchange at such time in place of Reuters chosen by the Administrative Agent in its sole discretion (or if such service ceases to be available or ceases to provide such rate of exchange, the equivalent of such amount in Dollars as determined by the Administrative Agent using any method of determination it deems appropriate in its sole discretion) and (c) if such amount is denominated in any other currency, the equivalent of such amount in Dollars as determined by the Administrative Agent using any method of determination it deems appropriate in its sole discretion. “Dollars” and “$”: dollars in lawful currency of the United States of America. “EBITDA”: with respect to any Person for any period, the Consolidated Net Income of such Person for such period, plus (without duplication): (1) collections of the principal portion of any direct finance leases; plus (2) provision for taxes based on income or profits, plus franchise or similar taxes, of such Person for such period deducted in computing Consolidated Net Income; plus (3) Consolidated Interest Expense (and other components of Fixed Charges to the extent changes in GAAP after the Issue Date result in such components reducing Consolidated Net Income) of such Person for such period to the extent the same was deducted in calculating such Consolidated Net Income, including any noncash interest charges calculated in accordance with GAAP; plus (4) Consolidated Depreciation and Amortization Expense of such Person for such period to the extent such depreciation and amortization were deducted in computing Consolidated Net Income; plus (5) any fees, expenses or charges, or any amortization thereof, related to any Equity Offering, Permitted Investment, acquisition, disposition, recapitalization or Indebtedness permitted to be incurred by this Agreement (whether or not successful) or any repayment of Indebtedness, including such fees, expenses or charges related to the offering of the Notes, and deducted in computing Consolidated Net Income, and including, in each case, any such transaction consummated prior to the Issue Date and any such transaction undertaken but not completed, and any charges or non-recurring costs incurred during such period as a result of any such transaction; plus (6) [reserved]; plus (7) the amount of any restructuring charge or reserve deducted in such period in computing Consolidated Net Income, including any one-time costs incurred in connection with acquisitions after the Issue Date; plus (8) any other non-cash charges reducing Consolidated Net Income for such period, excluding any such charge that represents an accrual or reserve for a cash expenditure for a future period; plus (9) the amount of any non-controlling interest expense deducted in calculating Consolidated Net Income (less the amount of any cash dividends paid to the holders of such minority interests); plus (10) expenses related to the implementation of new accounting pronouncements and other regulatory requirements; plus (11) any net loss (or minus any gain) resulting from currency exchange risk Hedging Obligations; plus (12) foreign exchange loss (or minus any gain) on debt; plus (13) Securitization Fees and the amount of loss on sale of Securitization Assets and related assets to a Securitization Subsidiary in connection with a Qualified Securitization Financing, to the extent deducted in determining Consolidated Net Income; less (14) non-cash items increasing Consolidated Net Income of such Person for such period, excluding any items which represent the reversal of any accrual of, or cash reserve for, anticipated cash charges in any prior period; plus (15) any other extraordinary, non-recurring or unusual losses (or minus any other extraordinary, non-recurring or unusual gain); plus (16) other recurring cash revenue received; all as determined on a consolidated basis for such Person and its Restricted Subsidiaries in accordance with GAAP. “EEA Agented Borrowers”: FTAI Aviation Ireland Holdings DAC, organized under the laws of Ireland, and any other Additional Borrower that becomes a Borrower under this Agreement in accordance with Section 9.27 that is a Foreign Subsidiary or a Parent Company that is organized or existing under the laws of an EEA Member Country, including Ireland, without limitation. “EEA Financial Institution”: (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country”: (a) any of the member states of the European Union, (b) Iceland, (c) Liechtenstein and (d) Norway. “EEA Resolution Authority”: any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Electronic Signature”: an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record. “Environment”: ambient air, indoor air, surface water, drinking water, groundwater, land surface, subsurface strata, sediments and natural resources such as wetlands, flora and fauna. “Environmental Claim”: any investigation, notice, notice of violation, claim, action, suit, proceeding, demand, abatement order, or other order or directive (conditional or otherwise), by any Governmental Authority or any other Person, arising (a) pursuant to or in connection with any actual or alleged violation of any Environmental Law; (b) in connection with the presence, Release of, or exposure to, any Hazardous Materials; or (c) in connection with any actual or alleged damage, injury, threat, or harm to the Environment. “Environmental Laws”: any and all Laws regulating, relating to or imposing liability or standards of conduct concerning pollution, protection or regulation of the Environment or human health or safety in connection with exposure to Hazardous Materials, as has been, is now, or may at any time hereafter be, in effect and including the common law insofar as it relates to any of the foregoing. “Environmental Permits”: any and all Permits required under, or issued pursuant to, any Environmental Law and including the common law insofar as it relates to any of the foregoing. “Equal Priority Intercreditor Agreement”: shall have the meaning assigned to such term in the def- inition of “Equal Priority Obligations.” “Equal Priority Obligations”: any obligations with respect to any indebtedness permitted to be incurred under this Agreement that are (and are permitted by this Agreement to be) secured by a Lien that is equal in priority to the Liens securing the Obligations and is subject to a customary market form (as reasonably determined by the Administrative Agent and the Borrower Representative; provided that such form shall be acceptable to the Required Lenders and may be deemed acceptable to the Required Lenders unless, by the fifth Business Day after the Administrative Agent shall have posted such proposed form to all Lenders, the Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders object to such form) equal priority intercreditor agreement among the Administrative Agent and the authorized agents of any holders of Equal Priority Obligations (such intercreditor agreement, as the same may be amended, restated, renewed, replaced or otherwise modified from time to time, an “Equal Priority Intercreditor Agreement”). “Equity Interests”: Capital Stock and all warrants, options or other rights to acquire Capital Stock, but excluding any debt security that is convertible into, or exchangeable for, Capital Stock. “Equity Offering”: any public or private sale of common shares or preferred shares of the Borrower Representative (excluding Disqualified Stock), other than: (1) public offerings with respect to the Borrower Representative’s common shares registered on Form S-8; and (2) any sales to the Borrower Representative or any of its Subsidiaries. “ERISA”: the Employee Retirement Income Security Act of 1974. “EU Bail-In Legislation Schedule”: the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time. “EURIBOR Rate”: with respect to any Term Benchmark Borrowing denominated in Euros and for any Interest Period, the EURIBOR Screen Rate, two TARGET Days prior to the commencement of such Interest Period. “EURIBOR Screen Rate”: the euro interbank offered rate administered by the European Money Markets Institute (or any other person which takes over the administration of that rate) for the relevant period displayed (before any correction, recalculation or republication by the administrator) on page EURIBOR01 of the Thomson Reuters screen (or any replacement Thomson Reuters page which displays that rate) or on the appropriate page of such other information service which publishes that rate from time to time in place of Thomson Reuters as published at approximately 11:00 a.m. (Brussels time) on the applicable date of determination. If such page or service ceases to be available, the Administrative Agent may specify another page or service displaying the relevant rate after consultation with the Borrower Representative. “Euro” and “€” mean the single currency of the Participating Member States. “Event of Default”: any of the events or conditions specified in Section 7.1(a); provided that any requirement for the giving of notice, the lapse of time, or both, has been satisfied. “Examiner”: shall have the meaning assigned to that term in the Section 2 of the Companies Act 2014 of Ireland and “examinership” should be construed accordingly. “Exchange Act”: the Securities Exchange Act of 1934, and the rules and regulations of the SEC promulgated thereunder. “Excluded Accounts”: (i) accounts used solely for (1) payroll, healthcare and other employee wage and benefit accounts, (2) Tax accounts holding Taxes required to be withheld (such as sales, payroll, employment and withholding Taxes), (3) escrow, defeasance and redemption accounts with respect to Indebtedness not prohibited hereunder to be defeased, redeemed or be subject to such escrow arrangement, (4) fiduciary or trust accounts for the benefit of third parties that are not Grantors, (5) disbursement accounts, and (6) cash collateral accounts subject to Permitted Liens and (ii) other accounts with an average weekly balance of less than (x) $1,000,000 with respect to any such account and (y) $5,000,000 in the aggregate with respect to all accounts excluded pursuant to this clause (ii), in each case, in the aggregate at any one time. “Excluded Assets”: (a) the Equity Interests of any (A) Captive Insurance Subsidiary, (B) not-for-profit or special purpose Subsidiary, (C) any Subsidiary that is prohibited from having a Lien granted on its Equity Interests by the terms of a contractual obligation (including any refinancing, refunding, extension, renewal or replacement of such contractual obligation) not otherwise prohibited by this Agreement that is in effect on the date hereof or, if later, the date such Subsidiary is acquired by the Borrower Representative, so long as such prohibition was not incurred in connection with or in contemplation of the acquisition of such Subsidiary and (D) Unrestricted Subsidiary; (b) any intent-to-use (or similar) trademark application prior to the filing and acceptance of a “Statement of Use” or “Amendment to Allege Use” notice and/or filing with respect thereto; (c) any asset, the grant of a security interest in which would (i) require any governmental consent, approval, license or authorization that has not been obtained or (ii) be prohibited by applicable requirements of law, except, in each case of clause (i) above and this clause (ii), to the extent such requirement or prohibition would be rendered ineffective under the UCC or any other applicable Law notwithstanding such requirement or prohibition; it being understood that the term “Excluded Asset” shall not include proceeds or receivables arising out of any asset described in clause (i) or clause (ii) to the extent that the assignment of such proceeds or receivables is expressly deemed to be effective under the UCC or any other applicable Law notwithstanding the relevant requirement or prohibition or (iii) result in material adverse tax consequences to the Borrower Representative or any of its direct or indirect Subsidiaries as reasonably determined by the Borrower Representative and the Administrative Agent; (d) (i) any leasehold real property interests and (ii) any fee owned real property that is not a Material Real Estate Asset; (e) any interest in any partnership, joint venture or non-Wholly-Owned Subsidiary that cannot be pledged without (i) the consent of one or more third parties other than the Borrower Representative or any of its Restricted Subsidiaries under the Organizational Documents (and/or shareholders’ or similar agreement) of such partnership, joint venture or non- Wholly-Owned Subsidiary (or the Organizational Documents of any partnership, joint venture or non-Wholly- Owned Subsidiary of any thereof), to the extent any such consent has not been obtained, or (ii) giving rise to a “right of first refusal,” a “right of first offer” or a similar right permitted or otherwise not prohibited by the terms of this Agreement that may be exercised by any third party other than the Borrower Representative or any of its Restricted Subsidiaries in accordance with the Organizational Documents (and/or shareholders’ or similar agreement) of such partnership, joint venture or non-Wholly-Owned Subsidiary (or the Organizational Documents of any partnership, joint venture or non-Wholly-Owned Subsidiary of any thereof), to the extent any such right would not be rendered ineffective under the UCC or any other applicable Law; (f) (i) assets subject to certificates of title, (ii) letter-of-credit rights not constituting supporting obligations of other Collateral and (iii) commercial tort claims with a value (as reasonably estimated by the Borrower Representative) of less than $5,000,000, except, in each case of clauses (i) through (iii), to the extent a security interest therein can be perfected solely by the filing of a UCC financing statement or equivalent under the laws of any Covered Foreign Jurisdiction (it being understood that no filings or registrations, other than filings and registrations that are customary for transactions of this type, shall be made to evidence the Administrative Agent’s security interest in the Collateral); (g) any margin stock; (h) any lease, license or other agreement or contract or any asset subject thereto (including pursuant to a purchase money security interest, Capitalized Lease Obligations or similar arrangement) that is, in each case, permitted by this Agreement to the extent that the grant of a security interest therein would violate or invalidate such lease, license or agreement or contract or purchase money, Capitalized Lease Obligations or similar arrangement, in each case, to the extent permitted by this Agreement, or trigger a right of termination in favor of any other party thereto (other than the Borrower Representative or any of its Restricted Subsidiaries) after giving effect to the applicable anti-assignment provisions of the UCC or any other applicable Law; it being understood that the term “Excluded Asset” shall not include any proceeds or receivables arising out of any asset described in this clause (h) to the extent that the assignment of such proceeds or receivables is expressly deemed to be effective under the UCC or any other applicable Law notwithstanding the relevant requirement or prohibition; (i) any asset with respect to which the Borrower Representative and the Administrative Agent have reasonably determined that the cost, burden, difficulty or consequence (including any effect on the ability of the Borrower Representative or any Guarantor to conduct its operations and business in the ordinary course of business) of obtaining or perfecting a security interest therein outweighs the benefit of a security interest to the Administrative Agent for the benefit of the Secured Parties, which determination is evidenced in writing; provided that such asset does not secure (or purport to secure) any Equal Priority Obligations or Junior Priority Obligations; (j) (i) aircraft, airframes, auxiliary power units and landing gear and all appliances, parts, instruments, appurtenances, accessories, furnishings, racks and other equipment of whatever nature that at any time of determination are incorporated or installed in or on any of the foregoing, (ii) all documents, records, logs and other data maintained in respect of any aircraft, airframes, auxiliary power units and landing gear or aircraft components or parts described in clause (j)(i), (iii) other assets classified as “leasing equipment”, “leased”, “assets under operating lease” or similar designation on the financial statements of the Borrower Representative in accordance with GAAP, together with all right, title and interest in and to any lease agreement, sublease agreement, security deposit, maintenance reserve, letter of credit, insurance policy, or other agreement or instrument directly relating to any asset described in this clause (j)(iii), in each case, whether or not such asset is subject to a lease at any time of determination, and (iv) assets that would otherwise constitute Collateral and are financed in whole or in part with Indebtedness, Disqualified Stock and preferred stock incurred pursuant to Section 6.3(b)(17) or Section 6.3(b)(28) for so long as such assets are subject to any Liens; and (k) any governmental licenses or state or local franchises, charters or authorizations, to the extent a security interest in any such license, franchise, charter or authorization would be prohibited or restricted thereby (including any legally effective prohibition or restriction) except to the extent such requirement or prohibition would be rendered ineffective under the UCC or any other applicable Law notwithstanding such requirement or prohibition; it being understood that the term “Excluded Asset” shall not include proceeds or receivables arising out of any the foregoing assets to the extent that the assignment of such proceeds or receivables is expressly deemed to be effective under the UCC or any other applicable Law notwithstanding the relevant requirement or prohibition. Terms defined in the UCC that are not otherwise defined in this Agreement are used in this defini- tion as defined in the UCC. “Excluded Contribution”: net cash proceeds, marketable securities or Qualified Proceeds received by the Borrower Representative from: (1) contributions to its common equity capital; and (2) the sale (other than to a Subsidiary of the Borrower Representative or to any man- agement equity plan or stock option plan or any other management or employee benefit plan or agreement or any distributor equity plan or agreement of the Borrower Representative) of Capital Stock (other than Disqualified Stock and Designated Preferred Stock) of the Borrower Representa- tive, in each case, designated as Excluded Contributions and excluded from the calculation set forth in Section 6.1(a)(3). “Excluded Subsidiary”: (a) any Subsidiary that is prohibited by applicable Law from providing a Guarantee or granting a Lien on its assets or in respect of which material adverse tax consequences would result to the Borrower Representative or any of its direct or indirect Subsidiaries (as such tax consequences shall be reasonably determined by the Borrower Representative and the Administrative Agent), (b) any Sub- sidiary that is a bona fide joint venture with one or more unaffiliated third parties (and not as a result of Management Equity) and its direct and indirect subsidiaries, (c) any Subsidiary that is prohibited by any contractual obligation (including any refinancing, refunding, extension, renewal or replacement of such con- tractual obligation) existing on the Closing Date (or, if later, the date it first becomes a Subsidiary, so long as such prohibition was not incurred in connection with or in contemplation of the acquisition of such Sub- sidiary), from providing a Guarantee or granting a Lien on its assets, (d) any Subsidiary (other than any Additional Borrower) that for the most recently ended Test Period prior to the date of determination, (i) the revenue of which does not exceed 5% of the revenue of the Borrower Representative and its Restricted Sub- sidiaries and (ii) the gross assets of which (after eliminating intercompany obligations) does not exceed 5% or more of the total assets of the Borrower Representative and its Restricted Subsidiaries; provided that for the most recently ended Test Period prior to such date, the combined (x) revenue of all Excluded Subsidiaries under this clause (d) shall not exceed 7.5% of the revenue of the Borrower Representative and its Restricted Subsidiaries and (y) gross assets of all Excluded Subsidiaries under this clause (d) (after eliminating inter- company obligations) shall not exceed 7.5% of the total assets of the Borrower Representative and its Re- stricted Subsidiaries, (e) any Unrestricted Subsidiary, and (f) any Subsidiary with respect to which the Bor- rower Representative and the Administrative Agent have reasonably determined that the cost, burden, diffi- culty or consequence (including any effect on the ability of the Borrower Representative or any Guarantor to conduct its operations and business in the ordinary course of business) of obtaining a Guarantee outweighs the benefit of a Guarantee, which determination is evidenced in writing; provided that such Subsidiary in this clause (f) does not guarantee any Equal Priority Obligations or Junior Priority Obligations. “Excluded Swap Obligations”: with respect to any Guarantor, any obligation (a “Swap Obligation”) to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act, if, and to the extent that, all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason not to constitute an “eligible contract participant” as defined in the Commodity Exchange Act. “Existing Indebtedness”: Indebtedness of the Borrower Representative or the Restricted Subsidiaries in existence on the Closing Date, plus interest accruing thereon. “Facility Office”: the office or offices notified by a Lender to the Administrative Agent in writing on or before the date it becomes a Lender as the office or offices through which it will perform its obligations under this Agreement. “Fair Market Value”: the value that would be paid by a willing buyer to an unaffiliated willing seller in a transaction not involving distress or necessity of either party, determined in good faith by the chief executive officer, chief financial officer, chief accounting officer or controller of the Borrower Representative or the applicable Restricted Subsidiary, which determination will be conclusive (unless otherwise provided in this Agreement). “FASB”: the Financial Accounting Standards Board of the American Institute of Certified Public Accountants. “FATCA”: as defined in Section 2.17(a) hereto. “FCPA”: as defined in Section 3.22(b) hereto. “Federal Funds Effective Rate”: for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as shall be set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as the effective federal funds rate; provided that if the Federal Funds Effective Rate as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. “Federal Reserve Board”: the Board of Governors of the Federal Reserve System of the United States of America. “Financial Covenant Step-Up”: as defined in Section 6.10(b) hereto. “First Lien Debt to EBITDA Ratio”: as of any date of determination, the ratio of (x) Indebtedness of the Borrower Representative and the Restricted Subsidiaries that is secured by a Lien on the Collateral that has the same or senior priority (but without regard to the control of remedies) as the Liens on the Collateral securing the Obligations, net of unrestricted Cash Equivalents as of the most recently ended Test Period, to (y) EBITDA of the Borrower Representative and the Restricted Subsidiaries for the four quarters ended as of the most recently ended Test Period, in each case, on a consolidated basis as reflected on the financial statements of the Borrower Representative prepared in accordance with GAAP, in each case, with such pro forma adjustments as are appropriate and consistent with the pro forma adjustment provisions set forth in the definition of “Fixed Charge Coverage Ratio.” “Fitch”: Fitch Ratings or any of its successors or assigns that is a nationally recognized statistical rating organization within the meaning of Rule 3(a)(62) under the Exchange Act. “Fixed Charge Coverage Ratio”: with respect to any Person for any period, the ratio of EBITDA of such Person for such period to the Fixed Charges of such Person for such period. In the event that the Borrower Representative or any Restricted Subsidiary incurs, assumes, guarantees, redeems, retires or extinguishes any Indebtedness (other than reductions in amounts outstanding under revolving facilities unless accompanied by a corresponding termination of commitment) or issues or redeems Disqualified Stock or preferred stock subsequent to the commencement of the period for which the Fixed Charge Coverage Ratio is being calculated but prior to the event for which the calculation of the Fixed Charge Coverage Ratio is made (the “Calculation Date”), then the Fixed Charge Coverage Ratio shall be calculated giving pro forma effect to such incurrence, assumption, guarantee or redemption, retirement or extinguishment of Indebtedness, or such issuance or redemption of Disqualified Stock or preferred stock, as if the same had occurred at the beginning of the applicable four-quarter period. For purposes of making the computation referred to in the first paragraph of this definition, Investments, acquisitions, dispositions, amalgamations, mergers, consolidations and disposed operations (as determined in accordance with GAAP) that have been made by the Borrower Representative or any Restricted Subsidiary during the four-quarter reference period or subsequent to such reference period and on or prior to or simultaneously with the Calculation Date shall be calculated on a pro forma basis assuming that all such Investments, acquisitions, dispositions, amalgamations, mergers, consolidations and disposed operations (and the change in any associated fixed charge obligations and the change in EBITDA resulting therefrom) had occurred on the first day of the four-quarter reference period. If since the beginning of such period any Person (that subsequently became a Restricted Subsidiary or was consolidated, amalgamated or merged with or into the Borrower Representative or any Restricted Subsidiary since the beginning of such period) shall have made any Investment, acquisition, disposition, amalgamation, merger, consolidation or disposed operation that would have required adjustment pursuant to this definition, then the Fixed Charge Coverage Ratio shall be calculated giving pro forma effect thereto for such period as if such Investment, acquisition, disposition, amalgamation, merger, consolidation or disposed operation had occurred at the beginning of the applicable four-quarter period. For purposes of this definition: (i) whenever pro forma effect is to be given to a transaction, the pro forma calculations shall be made in good faith by a responsible financial or accounting officer of the Borrower Representative (including pro forma expense and cost reductions, regardless of whether these cost savings could then be reflected in pro forma financial statements in accordance with Regulation S-X promulgated under the Securities Act or any other regulation or policy of the SEC related thereto); provided, that the aggregate amount of additions to EBITDA not in accordance with Regulation S-X for any four- quarter reference period for the purposes of this definition shall not exceed 25.0% of EBITDA for such four- quarter reference period; (ii) if any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the Calculation Date had been the applicable rate for the entire period (taking into account any Hedging Obligations applicable to such Indebtedness); (iii) interest on a Capitalized Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by a responsible financial or accounting officer of the Borrower Representative to be the rate of interest implicit in such Capitalized Lease Obligation in accordance with GAAP; (iv) interest on any Indebtedness under a revolving credit facility computed on a pro forma basis shall be computed based upon the average daily balance of such Indebtedness during the applicable period; and (v) interest on Indebtedness that may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a eurocurrency interbank offered rate, or other rate, shall be deemed to have been based upon the rate actually chosen, or, if none, then based upon such optional rate chosen as the Borrower Representative may designate. “Fixed Charges”: with respect to any Person for any period, the sum of: (1) Consolidated Interest Expense; (2) all cash dividend payments (excluding items eliminated in consolidation) on any series of preferred stock (including any series of Designated Preferred Stock) or any Refunding Capital Stock of such Person; and (3) all cash dividend payments (excluding items eliminated in consolidation) on any series of Disqualified Stock. “Flood Insurance Laws”: collectively, (i) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (ii) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statute thereto, (iii) the National Flood Insurance Reform Act of 1994 as now or hereafter in effect or any successor statute thereto, (iv) the Flood Insurance Reform Act of 2004 as now or hereafter in effect or any successor statute thereto and (v) the Biggert-Waters Flood Insurance Reform Act of 2012 as now or hereafter in effect or any successor statute thereto. “Floor”: the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to the Term SOFR Rate, the Adjusted EURIBOR Rate, the Daily Simple RFR or the Central Bank Rate, as applicable. For the avoidance of doubt the initial Floor for each of the Term SOFR Rate, Adjusted EURIBOR Rate, Daily Simple RFR and Central Bank Rate shall be zero. “Foreign Employee Benefit Plan”: any employee benefit plan as defined in Section 3(3) of ERISA which is maintained or contributed to for the benefit of the employees of the FTAI Group Members, but which is not covered by ERISA pursuant to ERISA Section 4(b)(4). “Foreign Lender”: as defined in Section 2.17(g)(ii) hereto. “Foreign Subsidiary”: with respect to any Person, any Subsidiary of such Person that is not organized or existing under the laws of the United States of America, any state thereof or the District of Columbia. “Fortress”: Fortress Investment Group LLC. “FTAI Group Members”: the Borrower Representative and each Restricted Subsidiary of the Borrower Representative. “Funding Notice”: a notice substantially in the form of Exhibit G-1. “GAAP”: generally accepted accounting principles in the United States of America which are in effect on the Issue Date (except with respect to accounting for capital leases, as to which principles in effect for the Borrower Representative on December 31, 2018 shall apply). At any time after the Closing Date, the Borrower Representative may elect to apply IFRS accounting principles in lieu of GAAP for purposes of calculations hereunder and, upon any such election, references herein to GAAP shall thereafter be construed to mean IFRS (except as otherwise provided in this Agreement); provided that calculation or determination in this Agreement that requires the application of GAAP for periods that include fiscal quarters ended prior to the Borrower Representative’s election to apply IFRS shall remain as previously calculated or determined in accordance with GAAP. The Borrower Representative shall give notice of any such election made in accordance with this definition to the Administrative Agent. “Governmental Authority”: any federal, state, provincial, territorial, municipal, national or other government, governmental department, commission, board, department, ministry, bureau, authority, court, central bank, agency, regulatory body or instrumentality or political subdivision thereof or any entity, officer or examiner exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state of the United States, the United States, or a foreign entity or government (including any supranational bodies such as the European Union or the European Central Bank). “Granting Lender”: as defined in Section 9.6(g) hereto. “Grantors”: each Person that grants a Lien on any of its Property to secure the Obligations, in each case, until such Grantor has been released in accordance with the provisions of each Loan Document to which it is a party; provided that neither any Unrestricted Subsidiary nor any Excluded Subsidiary shall be required to be a Grantor. “Guarantee”: the guarantee by any Guarantor of the Obligations. “Guarantee Agreements”: collectively, (a) that certain Amended and Restated Guarantee Agreement, dated as of the Closing Date, by each of the Guarantors from time to time party thereto, in favor of the Administrative Agent for the benefit of the Secured Parties and governed by the Laws of the State of New York, and substantially in the form of Exhibit E, and (b) any such other guarantee made after the Closing Date in favor of the Administrative Agent for the benefit of the Secured Parties in form and substance reasonably satisfactory to the Administrative Agent, in each case, as the same may be amended, restated, supplemented or otherwise modified from time to time. “Guarantor Obligations”: all obligations and liabilities of each Guarantor (including interest, fees and expenses after the filing of any petition in bankruptcy (or which, but for the filing of such petition, would be accruing) or the commencement of any insolvency, reorganization, examinership, rescue process for small and micro companies or like proceeding, relating to such Guarantor, whether or not a claim for post-filing or post-petition interests, fees or expenses is allowed or allowable in such proceeding) which arise under or in connection with this Agreement, the Guarantee Agreement, any other Loan Document, any Secured Hedge Agreement or any Secured Cash Management Agreement (including reimbursement obligations with respect to Letters of Credit), in each case whether on account of principal, interest, guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise, excluding, in each case, Excluded Swap Obligations. “Guarantors”: any Person that executes a Guarantee Agreement in accordance with the provisions of this Agreement and its respective successors and assigns, in each case, until the Guarantee of such Person has been released in accordance with the provisions of this Agreement; provided that neither any Unrestricted Subsidiary nor any Excluded Subsidiary shall be required to be Guarantors. “Hazardous Materials”: any material, substance, chemical, or waste (or combination thereof) that (a) is listed, defined, designated, regulated or classified as hazardous, toxic, radioactive, dangerous, a pollutant, a contaminant, or words of similar meaning or effect under any Environmental Law; or (b) can form the basis of any liability under any Environmental Law, including any Environmental Law relating to petroleum, petroleum products, asbestos, urea formaldehyde, radioactive materials, polychlorinated biphenyls, per- or polyfluoroalkyl substances and toxic mold. “Hedge Agreements”: (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross- currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master derivatives agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement, in each case entered into by the Borrower Representative or any of its Restricted Subsidiaries. “Hedging Obligations”: with respect to any Person, the obligations of such Person under: (1) currency exchange, interest rate, inflation or commodity swap agreements, currency exchange, interest rate, inflation or commodity cap agreements and currency exchange, interest rate, inflation or commodity collar agreements; and (2) other agreements or arrangements designed to protect such Person against fluctuations in currency exchange, interest rates, inflation or commodity prices. “Hypothecary Representative”: as defined in Section 8.1(c) hereto. “IFRS”: the International Financial Reporting Standards issued by the International Accounting Standards Board, as in effect from time to time, to the extent applicable to the relevant financial statements. “Increased Amount”: as defined in Section 6.6 hereto. “Increased Cost Lender”: as defined in Section 2.19 hereto. “Incremental Amendment”: as defined in Section 2.11 hereto. “Indebtedness”: with respect to any Person: (1) any indebtedness (including principal and premium) of such Person, whether or not contingent: (a) in respect of borrowed money; (b) evidenced by bonds, notes, debentures or similar instruments or letters of credit or bankers’ acceptances (or, without double counting, reimbursement agreements in respect thereof); (c) representing the balance deferred and unpaid of the purchase price of any property (including Capitalized Lease Obligations but excluding any lease obligations that do not constitute a Capitalized Lease Obligation pursuant to the proviso contained in the definition thereof), except (i) any such balance that constitutes a trade payable or similar obligation to a trade creditor, in each case accrued in the ordinary course of business, (ii) any earn-out obligations until such obligation becomes a liability on the balance sheet of such Person in accordance with GAAP and is no longer contingent and (iii) any purchase price holdbacks in respect of a portion of the purchase price of an asset to satisfy warranty or other unperformed obligations of the seller; or (d) representing any Hedging Obligations; if and to the extent that any of the foregoing Indebtedness (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet (excluding the footnotes thereto) of such Person prepared in accordance with GAAP; (2) to the extent not otherwise included, any obligation by such Person to be liable for, or to pay, as obligor, guarantor or otherwise, on the Indebtedness of another Person, other than by endorsement of negotiable instruments for collection in the ordinary course of business; provided that the amount of Indebtedness of any Person for purposes of this clause (2) shall be deemed to be equal to the lesser of (i) the aggregate unpaid amount of such Indebtedness and (ii) solely in the case of Non-Recourse Indebtedness of the Borrower Representative or a Restricted Subsidiary, the Fair Market Value of the property encumbered thereby as determined by such Person in good faith; and (3) to the extent not otherwise included, Indebtedness of another Person secured by a Lien on any asset owned by such Person, whether or not such Indebtedness is assumed by such Person; provided, that, notwithstanding the foregoing, Indebtedness shall be deemed not to include: (1) Contingent Obligations, (2) obligations under or in respect of a Qualified Securitization Financing, (3) reimbursement obligations under commercial letters of credit (provided, however, that unreimbursed amounts under letters of credit shall be counted as Indebtedness on or after three Business Days after such amount is drawn), (4) intercompany liabilities arising from cash management, tax and accounting operations and (5) intercompany loans, advances or Indebtedness having a term not exceeding 364 days (inclusive of any rollover or extensions of term) and made in the ordinary course of business. The amount of Indebtedness of any Person outstanding at any time in the case of a revolving credit or similar facility (including the Revolving Loan Facility) shall be the total amount of funds borrowed and then outstanding. The amount of Indebtedness of any Person outstanding at any date shall be determined as set forth in this definition or otherwise provided in this Agreement, and shall equal the amount that would appear on a balance sheet of such Person (excluding any notes thereto) prepared on the basis of GAAP. “Indemnified Liabilities”: as defined in Section 9.5(a) hereto. “Indemnitee”: as defined in Section 9.5(a) hereto. “Indentures”: the 2021 Indenture, the 2023 Indenture, the 2024 First Indenture, the 2024 Second Indenture and the 2024 Third Indenture, collectively. “Independent Financial Advisor”: an accounting, appraisal, investment banking firm or consultant to Persons engaged in Similar Businesses of nationally recognized standing that is, in the good faith judgment of the Borrower Representative, qualified to perform the task for which it has been engaged. “Information”: as defined in Section 9.14 hereto. “Insolvency”: with respect to any Multiemployer Plan, the condition that such “plan” is insolvent within the meaning of Section 4245 of ERISA. “Intellectual Property”: the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, Canadian, multinational or foreign laws or otherwise, including copyrights, patents, industrial designs, trademarks, proprietary technology, proprietary know-how and proprietary processes, and all rights to sue at law or in equity for any infringement or other violation thereof, including the right to receive all proceeds and damages therefrom. “Interest Coverage Ratio”: as of any date of determination, the ratio of (x) EBITDA of the Borrower Representative and the Restricted Subsidiaries for the four quarters ended as of the most recently ended Test Period to (y) Consolidated Interest Expense (excluding all non-cash items) of the Borrower Representative and the Restricted Subsidiaries for the four quarters ended as of the most recently ended Test Period, in each case, on a consolidated basis as reflected on the financial statements of the Borrower Representative prepared in accordance with GAAP. “Interest Payment Date”: with respect to (a) any Loan that is a Base Rate Loan, the last Business Day of March, June, September and December of each year, commencing on the first such date to occur after the Closing Date and the final maturity date of such Loan; (b) with respect to any RFR Loan, (1) each date that is on the numerically corresponding day in each calendar month that is one month after the Borrowing of such Loan (or, if there is no such numerically corresponding day in such month, then the last day of such month) and (2) the final maturity date of such Loan; and (c) any Loan that is a Term Benchmark Loan, the last day of each Interest Period applicable to such Loan and the final maturity of such Loan; provided that, in the case of each Interest Period of longer than three months, “Interest Payment Date” shall also include each date that is three months, or an integral multiple thereof, after the commencement of such Interest Period. “Interest Period”: with respect to any Term Benchmark Borrowing denominated in Dollars or Euros, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, three or six months thereafter (in each case, subject to the availability for the Benchmark applicable to the relevant Loan or Commitment for any Agreed Currency), as the Borrower Representative may elect; provided, that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period and (iii) no tenor that has been removed from this definition pursuant to Section 2.15(e) shall be available for specification in such Notice. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing. “Interest Rate Determination Date”: with respect to any Interest Period, the date that is two Business Days prior to the first day of such Interest Period. “Investment Grade Rating”: a rating equal to or higher than BBB- (or the equivalent) by Fitch, Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, or an equivalent rating by any other Rating Agency. “Investments”: with respect to any Person, all investments by such Person in other Persons (including Affiliates) in the form of loans (including guarantees), advances or capital contributions (excluding accounts receivable, trade credit, advances to customers, commission, travel, moving and similar advances to officers, directors and employees, in each case made in the ordinary course of business), purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities issued by any other Person and investments that are required by GAAP to be classified on the balance sheet (excluding the footnotes) of the Borrower Representative in the same manner as the other investments included in this definition to the extent such transactions involve the transfer of cash or other property; provided that endorsements of negotiable instruments and documents in the ordinary course of business will not be deemed to be an Investment. For purposes of the definition of “Unrestricted Subsidiary” and Section 6.1: (1) “Investments” shall include the portion (proportionate to the Borrower Representative’s equity interest in such Subsidiary) of the Fair Market Value of the net assets of a Subsidiary of the Borrower Representative at the time that such Subsidiary is designated an Unrestricted Subsidiary; provided that upon a redesignation of such Subsidiary as a Restricted

Subsidiary, the Borrower Representative shall be deemed to continue to have a permanent “Investment” in an Unrestricted Subsidiary in an amount (if positive) equal to: (a) the Borrower Representative’s “Investment” in such Subsidiary at the time of such redesignation; less (b) the portion (proportionate to the Borrower Representative’s equity interest in such Subsidiary) of the Fair Market Value of the net assets of such Subsidiary at the time of such redesignation; and (2) any property transferred to or from an Unrestricted Subsidiary shall be valued at its Fair Market Value at the time of such transfer, in each case as determined in good faith by the Borrower Representative. The amount of any Investment outstanding at any time shall be the original cost of such Investment (determined, in the case of an Investment made with assets of the Borrower Representative or any Restricted Subsidiary, based on the net book value of the assets invested), reduced by any dividend, distribution, interest payment, return of capital, repayment or other amount received in cash by the Borrower Representative or a Restricted Subsidiary in respect of such Investment. “ISP”: “International Standby Practices 1998” published by the International Chamber of Commerce Publication No. 590 (or such later version thereof as may be in effect at the time of issuance of such Letter of Credit). “Ireland” means the island of Ireland exclusive of Northern Ireland. “Irish Borrower”: a Borrower that is resident for tax purposes in Ireland. “Irish Security Agreement” means the Irish law governed security deed, dated as of the Closing Date, by the Grantors party thereto in favor of the Administrative Agent. “Issue Date”: April 12, 2021. “Issuing Bank”: each of (a) JPMorgan Chase Bank, N.A., BNP Paribas, Citibank, N.A., Morgan Stanley Senior Funding, Inc., MUFG Bank, Ltd., PNC Bank, National Association and Royal Bank of Canada (it being understood and agreed that such entities do not issue bank guarantees and can only issue standby Letters of Credit) and (b) each Lender that shall have become an Issuing Bank hereunder as provided in Section 2.3(j) (other than any Person that shall have ceased to be an Issuing Bank as provided in Section 2.3(k) or Section 2.3(l), in each case except as otherwise provided in such Section), and each Lender that shall have become an Issuing Bank hereunder as provided in Section 2.11, each in its capacity as an issuer of Letters of Credit hereunder. Each Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate (it being agreed that such Issuing

Bank shall, or shall cause such Affiliate to, comply with the requirements of Section 2.3 with respect to such Letters of Credit). “ITA”: the Income Tax Act (Canada), and the regulations thereunder, as amended. “Joinder Requirements”: as defined in Section 5.14(a) hereto. “Judgment Currency”: as defined in Section 9.17(b) hereto. “Junior Lien Priority”: with respect to specified indebtedness, such indebtedness is secured by a lien that is junior in priority to the Liens on specified Collateral and is subject to a Junior Priority Intercreditor Agreement. “Junior Priority Collateral Agent”: the junior priority representative for the holders of any initial junior priority Obligations. “Junior Priority Intercreditor Agreement”: as defined in Section 9.26 hereto. “Junior Priority Obligations”: the obligations with respect to any indebtedness permitted to be in- curred under this Agreement and having Junior Lien Priority relative to the Obligations; provided that such Lien is permitted to be incurred under this Agreement; provided, further, that the holders of such indebtedness or their Junior Priority Representative shall become party to a Junior Priority Intercreditor Agreement. “Junior Priority Representative”: any duly authorized representative of any holders of junior priority obligations, which representative is named as such in the Junior Priority Intercreditor Agreement or any joinder thereto. “Law”: all international, foreign, federal, state, provincial, territorial and local statutes, treaties, rules, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, licenses, authorizations and permits of, any Governmental Authority. “LC Commitment”: with respect to each Issuing Bank, the commitment of such Issuing Bank to issue Letters of Credit hereunder. The initial amount of each Issuing Bank’s LC Commitment is set forth on Schedule 1.1A, or if an Issuing Bank has entered into an Assignment and Acceptance or has been designated in accordance with Section 2.3(j), the amount set forth for such Issuing Bank as its LC Commitment in the Register. “LC Disbursement”: a payment made by an Issuing Bank pursuant to a Letter of Credit. “LC Exposure”: at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time and (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower Representative at such time. The LC Exposure of any Lender at any time shall be such Lender’s Pro Rata Share of the aggregate LC Exposure at such time. “Lender Counterparty”: each Lender, the Administrative Agent and each of their respective Affiliates counterparty to a Hedge Agreement or Cash Management Agreement entered into with the Borrower Representative or any Guarantor (on the Closing Date with respect to Hedge Agreements or Cash Management Agreements existing as of the Closing Date or at the time it entered into a Hedge Agreement or Cash Management Agreement and including any Person who is the Administrative Agent or a Lender (or an Affiliate of the Administrative Agent or a Lender) as of the date of entering into such Hedge Agreement or

Cash Management Agreement but subsequently ceases to be (or whose Affiliate ceases to be) the Administrative Agent or a Lender, as the case may be). “Lender Parent”: with respect to any Lender, any Person as to which such Lender is, directly or indirectly, a subsidiary. “Lenders”: the Persons listed on Schedule 1.1A and any other Person that shall have become a party hereto pursuant to an Assignment and Acceptance, other than any such Person that shall have ceased to be a party hereto pursuant to an Assignment and Acceptance; provided, however, that Section 9.5 shall continue to apply to each such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance as if such Person is a “Lender”. “Letter of Credit”: any letter of credit issued pursuant to this Agreement, other than any such letter of credit that shall have ceased to be a “Letter of Credit” outstanding hereunder pursuant to Section 2.3(o). A Letter of Credit may be issued in Dollars or in any Alternative Currency. “Lien”: with respect to any asset, any mortgage, lien, pledge, charge, assignment by way of security, hypothec, deemed trust (whether statutory or otherwise) security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable Law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction; provided that in no event shall an operating lease be deemed to constitute a Lien. “LLC”: any Person that is a limited liability company under the laws of its jurisdiction of formation. “Loan Documents”: this Agreement, Amendment No. 1, the Security Documents, the Guarantee Agreements, the Loan Notes, any Incremental Amendment, any Equal Priority Intercreditor Agreement and any Junior Priority Intercreditor Agreement. “Loan Note”: a promissory note substantially in the form of Exhibit D, as it may be amended, restated, supplemented or otherwise modified from time to time. “Loan Parties”: the collective reference to the Borrowers and each Guarantor. “Loans”: the loans made by the Lenders to any Borrower pursuant to this Agreement. “Management Equity”: profits interests, restricted Capital Stock or options to acquire Capital Stock of the Borrower Representative issued to directors, management or employees of the Borrower Representative and its Subsidiaries, which profits interests, Capital Stock or options may be convertible into, or exchangeable or exercisable for, Capital Stock of or options to acquire Capital Stock of the Borrower Representative. “Material Adverse Effect”: any circumstances or conditions that would have a material adverse effect on (a) the ability of the Borrower Representative to perform its payment obligations under this Agreement or any other Loan Document, (b) the rights or remedies of the Secured Parties under this

Agreement or any other Loan Document or (c) the business, assets, properties, liabilities or financial condition of the FTAI Group Members, taken as a whole. “Material Acquisition”: as defined in Section 6.10(b) hereto. “Material Property”: assets, including Intellectual Property, owned by any Loan Party that is mate- rial to the business, operations, assets or financial condition of the Borrower Representative and its Subsidi- aries, taken as a whole, either (a) prior to any applicable transfer or disposition or (b) pro forma for any applicable transfer or disposition, as reasonably determined by the Borrower Representative in good faith. “Material Real Estate Asset”: any “fee-owned” or freehold real estate asset owned by the Borrower Representative or any Guarantor on the Closing Date or acquired by the Borrower Representative or any Guarantor after the Closing Date or owned by any Person at the time such Person becomes a Guarantor, in each case, having a Fair Market Value of at least $15,000,000 on the Closing Date (with respect to real estate assets owned on the Closing Date) or as of the date of acquisition thereof or, if the owning entity becomes a Guarantor after the Closing Date, as of the date such Person becomes a Guarantor, in each case, as reasonably determined by the Borrower Representative in good faith; provided that each Closing Date Specified Real Property shall constitute a Material Real Estate Asset. “Maturity Date”: the earliest of (a) April 24, 2031, and (b) the date on which all Loans shall become due and payable in full hereunder, whether by acceleration or otherwise; provided that, in each case, if such date is not a Business Day, then the applicable Maturity Date shall be the immediately preceding Business Day. “Maximum Rate”: as defined in Section 9.23 hereto. “Moody’s”: Moody’s Investors Service, Inc. or any of its successors or assigns that is a nationally recognized statistical rating organization within the meaning of Rule 3(a)(62) under the Exchange Act. “Mortgage”: any mortgage, charge, deed of trust, immovable deed of hypothec or other similar agreement made by a Loan Party in favor of the Administrative Agent, for the benefit of the Administrative Agent and the Secured Parties, on any Material Real Estate Asset constituting Collateral, which shall be in form reasonably satisfactory to the Administrative Agent. “Multiemployer Plan”: a plan that is a multiemployer plan as defined in Section 4001(a)(3) of ERISA with respect to which the Borrower Representative or any Commonly Controlled Entity has an obligation to make contributions or has any actual or contingent liability. “Net Income”: with respect to any Person, the net income (loss) of such Person, determined in accordance with GAAP and before any reduction in respect of preferred stock dividends. “Non-Consenting Lender”: as defined in Section 2.19 hereto. “Non-Defaulting Lender”: at any time, any Lender that is not a Defaulting Lender at such time. “Non-EEA Agented Borrowers”: each Borrower that is not an EEA Agented Borrower. “Non-Excluded Taxes”: as defined in Section 2.17(a) hereto. “Non-Public Information”: material non-public information (within the meaning of United States federal, state or other applicable securities laws) with respect to the Borrower Representative and its Subsidiaries or their securities. “Non-Recourse Indebtedness”: with respect to any Person, Indebtedness of such Person and any refinancing Indebtedness thereof for which the sole legal recourse for collection of principal and interest on such Indebtedness is against the specific property identified in the instruments evidencing or securing such Indebtedness. “Non-U.S. Administrative Agent”: as defined in the preamble hereto. “Notes”: the notes issued pursuant to each of the Indentures, in each case by and between the Borrower Representative and U.S. Bank National Association (or U.S. Bank Trust Company, National Association), as trustee. “Notice”: a Funding Notice or a Conversion/Continuation Notice. “NYFRB”: the Federal Reserve Bank of New York. “NYFRB Rate”: for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. on such day received by the Administrative Agent from a federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates as so determined be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “NYFRB’s Website”: the website of the NYFRB at http://www.newyorkfed.org, or any successor source. “Obligations”: the collective reference to (a) the Borrower Obligations, and (b) the Guarantor Obligations. “Officer”: the Chairman of the board of directors, the Chief Executive Officer, the President, any Executive Vice President, Senior Vice President or Vice President, the Chief Financial Officer, the Treasurer, the Secretary or any Assistant Secretary of the Borrower Representative. “Officer’s Certificate”: a certificate signed on behalf of the Borrower Representative by two Officers of the Borrower Representative, one of whom must be the principal executive officer, the principal financial officer, the treasurer, the principal accounting officer or the secretary of the Borrower Representative, that meets the requirements set forth in this Agreement. “Opinion of Counsel”: an opinion from legal counsel (who may be counsel to the Borrower Representative) that meets the requirements of this Agreement. “Organizational Documents”: with respect to (a) the Borrower Representative, the certificate of formation and limited liability company agreement, and (b) any other Person, (i) in the case of any corporation, the certificate of incorporation and by-laws (or similar documents) of such Person, (ii) in the case of any limited liability company, the certificate of formation and operating agreement, articles of association or similar documents of such Person, (and including, (A) if such Person is a limited liability company incorporated under the laws of the Cayman Islands, its certificate of registration and its section 5(2) statement and any section 8(1) statements, and, (B) if such person is an exempted company incorporated under the laws of the Cayman Islands, its certificate of incorporation and its memorandum and articles of association), (iii) in the case of any limited partnership, the certificate of formation and limited partnership agreement (or similar documents) of such Person, or if such Person is an exempted limited partnership formed and registered in the Cayman Islands: its exempted limited partnership agreement, its certificate of registration of exempted limited partnership, and its section 9(1) statement and any section 10(1) statements, if applicable, (iv) in the case of any general partnership, the partnership agreement (or similar document) of such Person, (v) in the case of any trust, the declaration of trust and trust agreement (or similar document) of such Person and (vi) in any other case, the functional equivalent of the foregoing. “Other Connection Taxes”: with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than any connection arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to and/or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes”: any and all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes arising from any payment made hereunder or under any other Loan Document or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, any Loan Document (and any interest, additions to Tax or penalties applicable thereto), except any such Taxes that are Other Connection Taxes imposed as a result of an assignment by a Lender (other than an assignment made pursuant to Section 2.19). “Overnight Bank Funding Rate”: for any day, the rate comprised of both overnight federal funds and overnight eurodollar transactions denominated in Dollars by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB as set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate. “Parent Company”: any Person of which the Borrower Representative is a direct or indirect Wholly- Owned Subsidiary. “Participant”: as defined in Section 9.6(b) hereto. “Participant Register”: as defined in Section 9.6(b) hereto. “Participating Member State”: any member state of the European Union that has the Euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union. “PATRIOT Act”: the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)). “Payment”: as defined in Section 8.14(i) hereto. “Payment Notice”: as defined in Section 8.14(ii) hereto. “PBGC”: the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (or any successor). “Pension Plan”: a “pension plan,” as such term is defined in Section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a Multiemployer Plan), and to which the Borrower Representative may have liability, including any liability by reason of the Borrower Representative’s (a) being jointly and severally liable for liabilities of any Commonly Controlled Entity in connection with such pension plan, (b) having been a substantial employer within the meaning of Section 4063 of ERISA at any time during the preceding five years, or (c) being deemed to be a contributing sponsor under Section 4069 of ERISA. “Permit”: any permit, license, approval, consent, order, right, certificate, judgment, writ, injunction, award, determination, direction, decree, registration, notification, authorization, franchise, privilege, grant, waiver, exemption and other similar concession or bylaw, rule or regulation of, by or from any Governmental Authority. “Permitted Asset Swap”: the concurrent purchase and sale or exchange of Related Business Assets or a combination of Related Business Assets and cash or Cash Equivalents between the Borrower Representative or any of its Restricted Subsidiaries and another Person; provided that any cash or Cash Equivalents received must be applied in accordance with Section 6.4. “Permitted Investments”: (1) any Investment in the Borrower Representative or any Restricted Subsidiary; (2) any Investment in cash and Cash Equivalents; (3) any Investment by the Borrower Representative or any Restricted Subsidiary in a Person if as a result of such Investment: (A) such Person becomes a Restricted Subsidiary; or (B) such Person, in one transaction or a series of related transactions, is consolidated, amalgamated or merged with or into, or transfers or conveys substantially all its assets to, or is liquidated into, the Borrower Representative or a Restricted Subsidiary; (4) any Investment in securities or other assets not constituting cash or Cash Equivalents and received in connection with an Asset Sale or any other disposition of assets not constituting an Asset Sale; (5) any Investment existing on the Closing Date or made pursuant to the terms of any agreement (including binding commitments) in effect on the Closing Date or an Investment that replaces, refinances or refunds an Investment existing on the Closing Date; provided that the amount of any such new Investment is in an amount that does not exceed the amount replaced, refinanced or refunded (after giving effect to write-downs or write-offs with respect to such Investment); (6) advances to, or guarantees of Indebtedness of, officers, directors and employees of the Borrower Representative, any Restricted Subsidiary or any Parent Company (i) not in excess of $10,000,000 outstanding at any one time, in the aggregate, or (ii) otherwise for a bona fide business purpose in the ordinary course of business or consistent with past practice; (7) any Investment acquired by the Borrower Representative or any Restricted Subsidiary: (a) in exchange for any other Investment or accounts receivable held by the Borrower Representative or any such Restricted Subsidiary in connection with or as a result of a bankruptcy, workout, reorganization or recapitalization of the Borrower

Representative of such other Investment or accounts receivable (including any trade creditor or customer); (b) in satisfaction of judgments against other Persons; or (c) as a result of a foreclosure by the Borrower Representative or any Restricted Subsidiary with respect to any secured Investment or other transfer of title with respect to any secured Investment in default; (8) any Investments in Hedging Obligations entered into in the ordinary course of business; (9) loans to officers, directors and employees of the Borrower Representative, any Restricted Subsidiary or any Parent Company for business-related travel expenses, moving expenses and other similar expenses, in each case incurred in the ordinary course of business; (10) any Investment having an aggregate Fair Market Value, taken together with all other Investments made pursuant to this clause (10) that are at that time outstanding (without giving effect to the sale of an Unrestricted Subsidiary to the extent the proceeds of such sale do not consist of cash and/or marketable securities), not to exceed the greater of (x) $300,000,000 and (y) 25.0% of EBITDA of the Borrower Representative and the Restricted Subsidiaries as of the most recently ended Test Period at the time of such Investment (with the Fair Market Value of each Investment being measured at the time made and without giving effect to subsequent changes in value); (11) Investments the payment for which consists of Equity Interests of the Borrower Representative or any Parent Company (exclusive of Disqualified Stock); provided that such Equity Interests will not increase the amount available for Restricted Payments under Section 6.1(a)(3); (12) Indebtedness and guarantees of Indebtedness permitted under Section 6.3; (13) any transaction to the extent it constitutes an investment that is permitted and made in accordance with Section 6.5(b); (14) Investments consisting of purchases, acquisitions and remanufacturing of inventory, supplies, material or equipment or other assets, or purchases, acquisitions, licenses, sublicenses or leases or subleases of Intellectual Property or other assets, in each case in the ordinary course of business; (15) Investments consisting of licensing, sublicensing, leasing and subleasing of assets (including of real or personal property and Intellectual Property rights and other general intangibles) to other Persons in the ordinary course of business or pursuant to joint marketing arrangements with other Persons; (16) repurchases of the Notes; (17) any Investments received in compromise or resolution of (i) obligations of trade creditors or customers that were incurred in the ordinary course of business of the Borrower Representative or any of its Restricted Subsidiaries, including pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of any trade creditor or customer; or (ii) litigation, arbitration or other disputes with Persons who are not Affiliates; (18) Investments of a Restricted Subsidiary acquired after the Issue Date or of an entity consolidated, amalgamated or merged with or into a Restricted Subsidiary in a transaction that is not prohibited by Section 6.9 after the Issue Date to the extent that such Investments were not made in contemplation of such acquisition, consolidation, amalgamation or merger and were in existence on the date of such acquisition, consolidation, amalgamation or merger; (19) endorsements for collection or deposit in the ordinary course of business; (20) Investments relating to any Securitization Subsidiary that, in the good faith determination of the Borrower Representative, are necessary or advisable to effect any Qualified Securitization Financing; (21) any Investment in any Subsidiary of the Borrower Representative or any joint venture in connection with intercompany cash management arrangements or related activities arising in the ordinary course of business; (22) Investments made in the ordinary course of business in connection with obtaining, maintaining or renewing client and customer contracts and loans or advances made to, and guarantees with respect to obligations of, distributors, suppliers, licensors and licensees in the ordinary course of business; (23) Investments in Permitted Joint Ventures and Similar Businesses in an aggregate amount that taken together with all other Investments made pursuant to this clause (23) that are at that time outstanding, does not exceed the greater of (x) $300,000,000 and (y) 25.0% of EBITDA of the Borrower Representative and the Restricted Subsidiaries as of the most recently ended Test Period as of the date of making such Investment and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing; (24) Investments in any Parent Company in amounts and for purposes for which Restricted Payments to such Parent Company are permitted under Section 6.1; provided that any Investment made as provided above in lieu of any such Restricted Payment shall reduce availability under the applicable Restricted Payment basket under Section 6.1; (25) Investments consisting of capital expenditures, renovations, repairs, restorations, improvements, maintenance, build-outs and construction on or with respect to real property owned, leased or operated by the Borrower Representative or any Restricted Subsidiary, in each case in the ordinary course of business or for a bona fide business purpose; (26) Investments in the form of deposits, earnest money payments, option payments, letters of intent and similar preliminary payments in connection with the potential acquisition of real property or other assets used or useful in a Similar Business, in each case in the ordinary course of business or for a bona fide business purpose; (27) additional unlimited Investments; provided that (1) as of the date of making such Investment and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing and (2) after giving effect to such Investment on a pro forma basis, the Debt to EBITDA Ratio shall not exceed (x) 3.50:1.00 or (y) at the election of the Borrower Representative, if such Investment is in connection with a Material Acquisition resulting in a Financial Covenant Step-Up pursuant to Section 6.10(b), 4.00:1.00; and (28) any Investment in respect of up to 24.9% of the total asset value (as determined in good faith by the Borrower Representative) of any SCI Vehicle; provided that (1) as of the date of making such Investment and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing and (2) after giving effect to such Investment on a pro forma basis, the Debt to EBITDA Ratio shall not exceed 3.75:1.00. “Permitted Joint Venture”: any agreement, contract or other arrangement between the Borrower Representative or any Restricted Subsidiary and any person that permits one party to share risks or costs, comply with regulatory requirements or satisfy other business objectives customarily achieved through the conduct of a Similar Business jointly with third parties. “Permitted Jurisdiction”: any of (a) the United States of America, any state thereof, the District of Columbia, or any territory thereof or Canada or any province or territory thereof, or (b) Luxembourg, the Netherlands, Australia, Ireland, Switzerland, Bermuda, the Cayman Islands, Malta or Singapore. “Permitted Liens”: with respect to any Person: (1) pledges or deposits by such Person under workmen’s compensation laws, unemployment insurance laws or similar legislation, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness) or leases to which such Person is a party, or deposits to secure public or statutory obligations of such Person or deposits of cash or U.S. government bonds to secure surety, customs or appeal bonds to which such Person is a party, or deposits as security for contested taxes or import duties or for the payment of rent, or premiums to insurance carriers, in each case incurred in the ordinary course of business; (2) Liens imposed by law, such as carriers’, warehousemen’s, materialmen’s, landlords’, workmen’s, suppliers’, repairmen’s and mechanics’ Liens and other similar Liens arising in the ordinary course of business, in each case for sums not yet overdue for a period of more than 30 days or being contested in good faith by appropriate proceedings or other Liens arising out of judgments or awards against such Person with respect to which such Person shall then be proceeding with an appeal or other proceedings for review; (3) Liens for taxes, assessments or other governmental charges or levies not yet overdue for a period of more than 30 days and for which adequate reserves are maintained on the books of such Person in conformity with GAAP or which are being contested in good faith by appropriate proceedings; (4) Liens in favor of issuers of performance and surety bonds or bid bonds or with respect to other regulatory requirements or letters of credit issued pursuant to the request of and for the account of such Person in the ordinary course of its business; (5) minor survey exceptions, minor encumbrances, minor title deficiencies, easements, restrictions, conditions or reservations of, or rights of others for, licenses, rights-of-way, covenants, encroachments, protrusions, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning, ordinances, building codes, regulations, variances or other restrictions as to the use of real properties or Liens incidental, to the conduct of the business of such Person or to the ownership of its properties which were not incurred in connection with Indebtedness and which do not in the aggregate materially adversely affect the value of said properties or materially impair their use in the operation of the business of such Person; (6) Liens existing on the Closing Date; (7) Liens on real property arising under or created by the terms of any ground lease, sublease, license, use or occupancy agreement to which the Borrower Representative or any Restricted Subsidiary is a party; (8) Liens on assets or property of or Equity Interests in a Person at the time such Person becomes a Subsidiary; provided that such Liens are not created or incurred in connection with, or in contemplation of, such other Person becoming such a Subsidiary; provided, further, that such Liens may not extend to any other property owned by the Borrower Representative or any Restricted Subsidiary; (9) Liens on assets or property at the time the Borrower Representative or any Restricted Subsidiary acquired such assets or property, including any acquisition by means of a consolidation, amalgamation or merger with or into the Borrower Representative or any Restricted Subsidiary; provided that the Liens may not extend to any other property owned by the Borrower Representative or any Restricted Subsidiary; (10) Liens securing Indebtedness or other obligations of the Borrower Representative or a Restricted Subsidiary owing to the Borrower Representative or another Restricted Subsidiary permitted to be incurred in accordance with Section 6.3; (11) Liens securing Hedging Obligations and any guarantees thereof permitted to be incurred pursuant to Section 6.3(b)(10); (12) Liens on specific items of inventory or other goods and proceeds of any Person securing such Person’s obligations in respect of bankers’ acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods; (13) licenses, sublicenses, leases and subleases (including of real or personal property and Intellectual Property rights and other general intangibles) granted to others in the ordinary course of business; (14) Liens arising from Uniform Commercial Code financing statement filings (or equivalent filings) regarding operating leases or consignments entered into by the Borrower Representative or any Restricted Subsidiary in the ordinary course of business; (15) Liens in favor of the Borrower Representative or a Restricted Subsidiary; (16) Liens on equipment of the Borrower Representative or any Restricted Subsidiary granted in the ordinary course of business to the Borrower Representative’s client at which such equipment is located; (17) Liens on Securitization Assets and related assets incurred in connection with a Qualified Securitization Financing; (18) Liens securing Indebtedness permitted to be incurred pursuant to Section 6.3(b)(4) and obligations secured ratably thereunder; provided that such Liens extend only to the assets and/or Capital Stock the purchase, lease, improvement, development, construction, remanufacturing, refurbishment, handling and repositioning or repair of which is financed thereby and any replacements, additions and accessions thereto and any income or profits thereof; provided, further, that individual financings provided by a lender may be cross collateralized to other financings provided by such lender or its affiliates; (19) Liens to secure any refinancing, refunding, extension, renewal or replacement (or successive refinancing, refunding, extensions, renewals or replacements) as a whole, or in part, of any Indebtedness secured by any Lien referred to in clauses (6), (8), (9), (10), (11), (15), (18), (30) and (37) and this clause (19) of this definition; provided that (x) such new Lien shall be limited to all or part of the same property that secured the original Lien (plus improvements on such property), (y) the Indebtedness secured by such Lien at such time is not increased to any amount greater than the sum of (A) the outstanding principal amount or, if greater, committed amount of the Indebtedness described under clauses (6), (8), (9), (10), (11), (15), (18), (30) and (37) and this clause (19) of this definition at the time the original Lien became a Permitted Lien under this Agreement, and (B) an amount necessary to pay any fees and expenses, including premiums, underwriting discounts and defeasance costs related to such refinancing, refunding, extension, renewal or replacement and (z) the new Lien has no greater priority and the holders of the Indebtedness secured by such Lien have no greater intercreditor rights relative to the Obligations and the Lenders than the original Liens and the related Indebtedness; (20) other Liens securing obligations the principal amount of which at any one time outstanding does not exceed the greater of (x) $300,000,000 and (y) 25.0% of EBITDA of the Borrower Representative and the Restricted Subsidiaries as of the most recently ended Test Period; (21) Liens securing judgments, attachments or awards for the payment of money not constituting an Event of Default under Section 7.1(a)(5) so long as (i) such judgment is being contested in good faith and any appropriate legal proceedings that may have been duly initiated for the review of such judgment have not been finally terminated or the period within which such proceedings may be initiated has not expired or (ii) such Liens are supported by an indemnity by a third party with an Investment Grade Rating; (22) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business; (23) Liens (i) of a collection bank arising under Section 4-210 of the Uniform Commercial Code, or any comparable or successor provision, on items in the course of collection, (ii) attaching to commodity trading accounts or other commodity brokerage accounts incurred in the ordinary course of business, and (iii) in favor of banking institutions arising as a matter of law encumbering deposits (including the right of set-off) and which are within the general parameters customary in the banking industry; (24) Liens encumbering reasonable customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts incurred in the ordinary course of business and not for speculative purposes; (25) Liens that are contractual rights of set-off (i) relating to the establishment of depository relations with banks not given in connection with the issuance of Indebtedness, (ii) relating to pooled deposit or sweep accounts of the Borrower Representative or any of its Restricted Subsidiaries to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Borrower Representative and its Restricted Subsidiaries or (iii) relating to purchase orders and other agreements entered into with customers of the Borrower Representative or any of its Restricted Subsidiaries in the ordinary course of business; (26) Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale or purchase of goods entered into by the Borrower Representative or any Restricted Subsidiary in the ordinary course of business; (27) Liens on Equity Interests of Unrestricted Subsidiaries; (28) Liens placed on the Capital Stock of any non-Wholly-Owned Subsidiary or joint venture in the form of a transfer restriction, purchase option, call or similar right of a third party joint venture partner; (29) Liens securing Indebtedness permitted to be incurred pursuant to Section 6.3(b)(18); provided that such Liens extend only to the assets or Equity Interests of such joint venture; (30) (i) leases of aircraft, engines, spare parts or similar assets of the Borrower Representative or any Restricted Subsidiary granted by such person, in each case entered into in the ordinary course of the Borrower Representative or its Restricted Subsidiaries’ business, (ii) “Permitted Liens” or similar terms under any lease or (iii) any Lien which the lessee under any lease is required to remove; (31) bankers’ Liens, rights of setoff and other similar Liens existing solely with respect to cash and Cash Equivalents on deposit in one or more accounts maintained by the Borrower Representative or its Restricted Subsidiaries, in each case granted in the ordinary course of business in favor of the bank or banks with which such accounts are maintained, securing amounts owing to such bank with respect to cash management and operating account arrangements, including those involving pooled accounts and netting arrangements; provided that, unless such Liens are non- consensual and arise by operation of law, in no case shall any such Liens secure (either directly or indirectly) the repayment of any Indebtedness; (32) Liens on property or assets under construction, renovation, restoration, repair, improvement, development or maintenance activities (and related rights) in favor of a contractor or developer arising from progress or partial payments by a third party relating to such property or assets, including Liens arising under or in connection with construction financing permitted under Section 6.3(b)(4) and (24); (33) any reservations, limitations, provisos or conditions, if any, expressed in any grants from any governmental or similar authority; (34) specific marine mortgages and maritime liens or foreign equivalents on property or assets of the Borrower Representative or any Guarantor; (35) Liens securing Indebtedness permitted to be incurred pursuant to Section 6.3(b)(17); (36) Liens on Collateral securing Indebtedness permitted to be incurred pursuant to Section 6.3(b)(29); (37) Liens securing Indebtedness permitted to be incurred pursuant to Section 6.3(b)(25); (38) Liens securing Indebtedness of any Restricted Subsidiary that is not a Guarantor permitted to be incurred pursuant to Section 6.3; (40) Liens securing the Obligations; (41) Liens, encumbrances, exceptions, restrictions and other title matters affecting fee- owned or leasehold real property of the Borrower Representative or any Restricted Subsidiary that are set forth as exceptions in the title insurance policies delivered to the Administrative Agent pursuant to Section 5.15; and (42) Liens on insurance proceeds and condemnation awards arising from or related to real property of the Borrower Representative or any Restricted Subsidiary, to the extent such proceeds or awards are required to be applied to restoration or repair of such real property or to prepayment of Indebtedness secured by such real property. For purposes of determining compliance with this definition, (A) Permitted Liens need not be incurred solely by reference to one category of Permitted Liens described in this definition but are permitted to be incurred in part under any combination thereof and (B) in the event that a Lien (or any portion thereof) meets the criteria of one or more of the categories of Permitted Liens described in this definition, the Borrower Representative may, in its sole discretion, classify or reclassify such item of Permitted Liens (or any portion thereof) in any manner that complies with this definition and the Borrower Representative may divide and classify a Lien in more than one of the types of Permitted Liens in one of the above clauses of this definition. “Person”: any individual, corporation, limited liability company, unlimited liability company, partnership, exempted limited partnership, exempted company, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity. “Platform”: as defined in Section 5.2 hereto. “Pledged Equity”: with respect to each Grantor, the shares of Capital Stock of any other Person in which such Grantor has granted a security interest to the Administrative Agent, for the benefit of the Secured Parties, pursuant to the applicable Security Document, together with any other shares, stock or partnership unit certificates, options or rights of any nature whatsoever in respect of such Capital Stock that may be issued or granted to, or held by, such Grantor. “PPSA”: the Personal Property Security Act or such other legislation in effect from time to time in the applicable Canadian jurisdiction (other than Québec) for purposes of the provisions hereof or of the other applicable Loan Documents relating to attachment, perfection, effect of perfection or non-perfection or priority of the Administrative Agent’s security interest in any Collateral. “Prime Rate”: the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective. “Principal Office”: the Administrative Agent’s “Principal Office” as separately provided to the Borrower Representative and the Lenders, or such other office or office of a third party or sub-agent, as appropriate, as the Administrative Agent may from time to time designate in writing to the Borrower Representative and each Lender. “Private Side Information”: as defined in Section 5.2 hereto. “Pro Rata Share”: at any time, with respect to any Lender, the percentage of the Aggregate Commitment represented by such Lender’s Commitment at such time. If all the Commitments have terminated or expired, the Pro Rata Shares shall be determined based upon the Commitments most recently in effect, giving effect to any assignments of Loans and LC Exposures that occur after such termination or expiration. “Property”: any right or interest in or to property of any kind whatsoever, whether real or immovable, personal or moveable or mixed and whether tangible or intangible, corporeal or incorporeal, including Equity Interests. “PTE”: a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public Lenders”: Lenders that do not wish to receive Non-Public Information with respect to the Borrower Representative and its Subsidiaries or their securities. “QFC”: as defined in Section 9.22(b) hereto. “QFC Credit Support”: as defined in Section 9.22 hereto. “Qualifying Jurisdiction”: (1) a member state of the European Communities other than Ireland; (2) a jurisdiction with which Ireland has entered into a Tax Treaty that has the force of law pursuant to Section 826(1) of the TCA; or (3) a jurisdiction with which Ireland has entered into a Tax Treaty where that treaty will (on completion of necessary procedures) have the force of law pursuant to section 826(1) TCA. “Qualifying Lender”: a Lender which is beneficially entitled to the interest payable to that Lender in respect of an advance under a Loan Document to an Irish Borrower and is: (1) a bank within the meaning of section 246(1) TCA, which is carrying on a bona fide banking business in Ireland (for the purposes of section 246(3) TCA); (2) a body corporate which is, by virtue of the law of a Qualifying Jurisdiction, resident for the purposes of tax in the Qualifying Jurisdiction where that Qualifying Jurisdiction imposes a tax that generally applies to interest receivable in that Qualifying Jurisdiction or where that Qualifying Jurisdiction provides for a remittance basis of taxation and interest payable under a Loan Document is payable into an account located in that Qualifying Jurisdiction except where interest payable to that body corporate in respect of an advance under any Loan Document is paid in connection with a trade or business which is carried on in Ireland by that body corporate through a branch or agency; (3) a body corporate where interest payable under a Loan Document is (i) is exempted from the charge to Irish income tax under a Tax Treaty in force between Ireland and the country in which the Lender is resident for tax purposes; or (ii) would be exempted from the charge to Irish income tax under a Tax Treaty signed between Ireland and the country in which the Lender is resident for tax purposes if such Tax Treaty had the force of law by virtue of section 826(1) TCA, except where interest payable to that body corporate in respect of an advance under any Loan Document is paid in connection with a trade or business which is carried on in Ireland by that body corporate through a branch or agency; (4) a body corporate which advances money in the ordinary course of a trade which includes the lending of money and whose Facility Office is located in Ireland where the interest on the advance under this Agreement is taken into account in computing the trading income of such body corporate and such body corporate has complied with the notification requirements under section 246(5) TCA; (5) a qualifying company (within the meaning of section 110 TCA); (6) an investment undertaking (within the meaning of section 739B TCA); (7) an exempt approved scheme within the meaning of section 774 TCA; (8) which is a corporation that is incorporated under the laws of the United States, any state thereof or the District of Columbia and is taxed in the United States on its worldwide income; provided that the interest paid under a Loan Document is not paid to the U.S. corporation in connection with a trade or business which is carried on by the U.S. corporation through an Irish branch or agency; (9) which is a limited liability company under the laws of the United States, any state thereof or the District of Columbia (“LLC”), where the ultimate recipients of the interest payable to that LLC satisfy the requirements set out in paragraph (2), (3) or (8) above and the business conducted through the LLC is so structured for non-tax commercial reasons and not for tax avoidance purposes; provided that the interest paid under a Loan Document to the LLC or the ultimate recipients of the interest is not paid to the LLC (or the ultimate recipients of the interest) in connection with a trade or business which is carried on by the LLC (or the ultimate recipients of the interest) through an Irish branch or agency; or (10) a Treaty Lender. “Qualified Proceeds”: assets that are used or useful in, or Capital Stock of any Person engaged in, a Similar Business; provided that the Fair Market Value of any such assets or Capital Stock shall be determined by the Borrower Representative in good faith. “Qualified Securitization Financing”: any Securitization Financing of a Securitization Subsidiary, the financing terms, covenants, termination events and other provisions of which, including any Standard Securitization Undertakings, shall be market terms. “Rating Agencies”: Fitch, Moody’s and S&P or if any of Fitch, Moody’s or S&P or all three shall not make a rating on the Notes publicly available, one or more nationally recognized statistical rating organizations within the meaning of Rule 3(a)(62) under the Exchange Act, as the case may be, selected by the Borrower Representative which shall be substituted for any of Fitch, Moody’s or S&P or all three, as the case may be. “Recipient”: (a) the Administrative Agent, (b) any Lender, (c) any Issuing Bank or (d) any Arranger, as applicable. “Reference Time”: with respect to any setting of the then-current Benchmark means (1) if such Benchmark is the Term SOFR Rate, 5:00 a.m. (Chicago time) on the day that is two U.S. Government Securities Business Days preceding the date of such setting, (2) if such Benchmark is EURIBOR Rate, 11:00 a.m. (Brussels time) two TARGET Days preceding the date of such setting, (3) if the RFR for such Benchmark is Daily Simple SOFR, then four Business Days prior to such setting or (4) if such Benchmark is none of the Term SOFR Rate, EURIBOR Rate or Daily Simple SOFR, the time determined by the Administrative Agent in its reasonable discretion. “Refinancing Indebtedness”: as defined in Section 6.3(b)(14) hereto. “Refunding Capital Stock”: as defined in Section 6.1(b)(18) hereto. “Register”: as defined in Section 2.4(b) hereto. “Regulation D”: Regulation D of the Board as in effect from time to time. “Regulation T”: Regulation T of the Board as in effect from time to time. “Regulation U”: Regulation U of the Board as in effect from time to time. “Regulation X”: Regulation X of the Board as in effect from time to time. “Related Business Assets”: assets (other than cash or Cash Equivalents) used or useful in a Similar Business; provided that any assets received by the Borrower Representative or a Restricted Subsidiary in exchange for assets transferred by the Borrower Representative or a Restricted Subsidiary shall not be deemed to be Related Business Assets if they consist of securities of a Person, unless upon receipt of the securities of such Person, such Person would become a Restricted Subsidiary. “Related Fund”: with respect to any Lender, any fund that (x) invests in commercial loans and (y) is managed or advised by the same investment advisor as such Lender, by such Lender or an affiliate of such Lender. “Related Parties”: with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees and advisors of such Person and of such Person’s Affiliates. “Release”: any spilling, leaking, seepage, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, depositing, dispersing, emanating or migrating of any Hazardous Material in, into, onto or through the Environment, or from, into or through any structure or facility. “Relevant Governmental Body”: (i) with respect to a Benchmark Replacement in respect of Loans denominated in Dollars, the Board and/or NYFRB, or a committee officially endorsed or convened by the Board and/or the NYFRB or any successor thereto, (ii) with respect to a Benchmark Replacement in respect of Loans denominated in Euros, the European Central Bank, or a committee officially endorsed or convened by the European Central Bank or, in each case, any successor thereto and (iii) with respect to a Benchmark Replacement in respect of Loans denominated in any other currency, (a) the central bank for the currency in which such Benchmark Replacement is denominated or any central bank or other supervisor which is responsible for supervising either (1) such Benchmark Replacement or (2) the administrator of such Benchmark Replacement or (b) any working group or committee officially endorsed or convened by (1) the central bank for the currency in which such Benchmark Replacement is denominated, (2) any central bank or other supervisor that is responsible for supervising either (A) such Benchmark Replacement or (B) the administrator of such Benchmark Replacement, (3) a group of those central banks or other supervisors or (4) the Financial Stability Board or any part thereof. “Relevant Rate”: (i) with respect to any Term Benchmark Borrowing, the Term SOFR Rate, (ii) with respect to any Term Benchmark Borrowing denominated in Euros, the EURIBOR Rate or (iii) with respect to any RFR Borrowing denominated in Dollars, the applicable Daily Simple RFR, as applicable. “Relevant Screen Rate”: (i) with respect to any Term Benchmark Borrowing denominated in Dollars, the Term SOFR Reference Rate or (ii) with respect to any Term Benchmark Borrowing denominated in Euros, the EURIBOR Screen Rate, as applicable. “Replacement Lender”: as defined in Section 2.19 hereto. “Reportable Event”: any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the notice requirement is waived. “Required Lenders”: one or more Lenders having Revolving Exposures and unused Commitments representing more than 50% of the sum of the Aggregate Revolving Exposure and unused Commitments at such time. “Requirements of Law”: as to any Person, the certificate of incorporation and bylaws or other organizational or governing documents of such Person, and any Law applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject. “Resolution Authority”: an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer”: with respect to any Loan Party, the chief executive officer, president, chief financial officer, vice president, treasurer, assistant treasurer, controller, secretary, assistant secretary, board member, director or manager of such Loan Party or of any general partner thereof, or any other authorized officer or signatory of such Loan Party reasonably acceptable to the Administrative Agent. “Restricted Investment”: an Investment other than a Permitted Investment. “Restricted Payments”: as defined in Section 6.1(a) hereto. “Restricted Subsidiary”: at any time, any direct or indirect Subsidiary of the Borrower Representative (including any Foreign Subsidiary) that is not then an Unrestricted Subsidiary; provided that upon the occurrence of an Unrestricted Subsidiary ceasing to be an Unrestricted Subsidiary, such Subsidiary shall be included in the definition of “Restricted Subsidiary.” “Retired Capital Stock”: as defined in Section 6.1(b)(18) hereto. “Reuters”: as applicable, Thomson Reuters Corp., Refinitiv, or any successor thereto. “Revaluation Date” shall mean (a) with respect to any Loan denominated in any Alternative Currency, each of the following: (i) the date of the Borrowing of such Loan and (ii) (A) with respect to any Term Benchmark Loan, each date of a conversion into or continuation of such Loan pursuant to the terms of this Agreement and (B) with respect to any RFR Loan, each date that is on the numerically corresponding day in each calendar month that is one month after the Borrowing of such Loan (or, if there is no such numerically corresponding day in such month, then the last day of such month); (b) with respect to any Letter of Credit denominated in an Alternative Currency, each of the following: (i) the date on which such Letter of Credit is issued, (ii) the first Business Day of each calendar month and (iii) the date of any amendment of such Letter of Credit that has the effect of increasing the face amount thereof; and (c) any additional date as the Administrative Agent may determine at any time when an Event of Default exists. “Revolving Availability Period”: the period from and including the date hereof to but excluding the earlier of the Maturity Date and the date of termination of the Commitments. “Revolving Exposure”: with respect to any Lender at any time, the sum of (a) the outstanding principal amount of such Lender’s Loans and (b) such Lender’s LC Exposure. “Revolving Loan Facility”: as defined in the recitals hereto. “RFR”: for any RFR Loan denominated in Dollars, Daily Simple SOFR. “RFR Borrowing”: as to any Borrowing, the RFR Loans comprising such Borrowing. “RFR Business Day”: for any Loan denominated in Dollars, a U.S. Government Securities Business Day. “RFR Loan”: a Loan that bears interest at a rate based on the Daily Simple RFR. “RPMRR”: the Register of personal and movable real rights maintained under the laws of the Province of Québec. “S&P”: S&P Global Ratings, a division of S&P Global Inc., or any of its successors or assigns that is a nationally recognized statistical rating organization within the meaning of Rule 3(a)(62) under the Exchange Act. “Sanctions”: as defined in Section 3.22(c) hereto. “SCI Vehicle”: an Unconsolidated Affiliate formed or sponsored by any Loan Party or Restricted Subsidiary to engage in a Similar Business or any other activity that would not be prohibited by this Agreement if performed by any Loan Party or Restricted Subsidiary; provided that the Loan Parties do not directly or indirectly own more than 24.9% of the Equity Interests issued by such Unconsolidated Affiliate. “SEC”: the Securities and Exchange Commission (or successors thereto or an analogous Governmental Authority). “Secured Cash Management Agreements”: each Cash Management Agreement that is (i) entered into by and between any Borrower or any Guarantor and any Lender Counterparty and (ii) designated as a Secured Cash Management Agreement by the Borrower Representative in a written notice delivered to the Administrative Agent; provided that no such designation is required for Cash Management Agreements with the Administrative Agent. “Secured Debt to EBITDA Ratio”: as of any date of determination, the ratio of (x) Indebtedness of the Borrower Representative and the Restricted Subsidiaries that is secured by a Lien on any of the Collateral, net of unrestricted Cash Equivalents as of the most recently ended Test Period, to (y) EBITDA of the Borrower Representative and the Restricted Subsidiaries for the four quarters ended as of the most recently ended Test Period, in each case, on a consolidated basis as reflected on the financial statements of the Borrower Representative prepared in accordance with GAAP, in each case, with such pro forma adjustments as are appropriate and consistent with the pro forma adjustment provisions set forth in the definition of “Fixed Charge Coverage Ratio.” “Secured Hedge Agreements”: each Hedge Agreement permitted under Section 6.3 that is (i) entered into by and between any Borrower or any Guarantor and any Lender Counterparty and (ii) designated as a Secured Hedge Agreement by the Borrower Representative in a written notice delivered to the

Administrative Agent; provided that no such designation is required for Hedge Agreements with the Administrative Agent. “Secured Indebtedness”: any Indebtedness secured by a Lien. “Secured Parties”: a collective reference to the Administrative Agent, the Lenders, the Issuing Banks and the Lender Counterparties. “Securities Account”: as defined in the UCC. “Securities Act”: the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder. “Securitization Assets”: the accounts receivable, lease, royalty or other revenue streams and other rights to payment and all related assets (including contract rights, books and records, all collateral securing any and all the foregoing, all contracts and all guarantees or other obligations in respect of any and all the foregoing and other assets that are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions involving any and all the foregoing) and the proceeds thereof in each case pursuant to a Securitization Financing. “Securitization Fees”: distributions or payments made directly or by means of discounts with respect to any Securitization Asset or participation interest therein issued or sold in connection with, and other fees paid to a Person that is not a Restricted Subsidiary in connection with, any Qualified Securitization Financing. “Securitization Financing”: one or more transactions or series of transactions that may be entered into by the Borrower Representative and/or any Restricted Subsidiary pursuant to which the Borrower Representative or any Restricted Subsidiary may sell, convey or otherwise transfer Securitization Assets to (a) a Securitization Subsidiary (in the case of a transfer by the Borrower Representative or any of the Restricted Subsidiaries that are not Securitization Subsidiaries) or (b) any other Person (in the case of a transfer by a Securitization Subsidiary), or may grant a security interest in any Securitization Assets of the Borrower Representative or any Restricted Subsidiary. “Securitization Subsidiary”: a Restricted Subsidiary (or another Person formed for the purposes of engaging in a Qualified Securitization Financing in which the Borrower Representative or any Restricted Subsidiary makes an Investment and to which the Borrower Representative or any Restricted Subsidiary transfers Securitization Assets and related assets) that engages in no activities other than in connection with the financing of Securitization Assets of the Borrower Representative or a Restricted Subsidiary, all proceeds thereof and all rights (contingent and other), collateral and other assets relating thereto, and any business or activities incidental or related to such business, and which is designated by the Borrower Representative or such other Person (as provided below) as a Securitization Subsidiary and (a) no portion of the Indebtedness or any other obligations (contingent or otherwise) of which (i) is guaranteed by the Borrower Representative or any Restricted Subsidiary, other than another Securitization Subsidiary (excluding guarantees of obligations pursuant to Standard Securitization Undertakings), (ii) is recourse to or obligates the Borrower Representative or any Restricted Subsidiary, other than another Securitization Subsidiary, in any way other than pursuant to Standard Securitization Undertakings or (iii) subjects any property or asset of the Borrower Representative or any Restricted Subsidiary, other than another Securitization Subsidiary, directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to Standard Securitization Undertakings and (b) to which none of the Borrower Representative or any other Restricted Subsidiary, other than another Securitization Subsidiary, has any obligation to maintain or preserve such entity’s financial condition or cause such entity to achieve certain levels of operating results. Any such designation by the Borrower Representative or such other Person shall be evidenced by a resolution of the Borrower Representative or such other Person giving effect to such designation. “Security Agreement”: the security agreement, dated as of the Closing Date, by the Grantors in favor of the Administrative Agent. “Security Documents”: collectively, the Security Agreement, the Share Charges, any joinders related to the foregoing, the Canadian Security Documents, the Cayman Security Documents, the Irish Security Agreement, the Mortgages, any Equal Priority Intercreditor Agreement, any Junior Priority Intercreditor Agreement and all other security documents now or hereafter delivered to the Administrative Agent granting (or purporting to grant) a Lien on any Property of any Person to secure (in favor of the Administrative Agent) the Obligations, including any such security documents delivered to the Administrative Agent pursuant to Sections 5.10 and 5.11. “Series C Preferred Shares”: the Borrower Representative’s 8.25% Fixed-Rate Reset Series C Cumulative Perpetual Redeemable Preferred Shares outstanding as of the Closing Date. “Series D Preferred Shares”: the Borrower Representative’s 9.50% Fixed-Rate Reset Series D Cumulative Perpetual Redeemable Preferred Shares outstanding as of the Closing Date. “Share Charges”: the share charges dated as of the Closing Date, made by certain Loan Parties in favor of the Administrative Agent for the benefit of the Secured Parties and governed by the laws of Bermuda. “Significant Subsidiary”: any Restricted Subsidiary that would be a “significant subsidiary” as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such regulation is in effect on the Issue Date. “Similar Business”: any business conducted or proposed to be conducted by the Borrower Representative and its Restricted Subsidiaries on the Closing Date (including the acquisition, ownership, maintenance, repair, refurbishment, exchange, lease, management, and sale of aircraft engines, components, airframes, and related parts and equipment, together with the provision of asset management and advisory services with respect to aviation assets owned through any SCI Vehicle or third-party investment vehicles or partnerships, and the remanufacture, conversion, and sale of aircraft engines for stationary power generation applications, together with related maintenance and service support), or any business that is similar, reasonably related, incidental, complementary or ancillary thereto (including any business related to the ownership, management, leasing, development, improvement or operation of real property used or useful in, or in support of, the business of the Borrower Representative or any of its Restricted Subsidiaries). “SOFR”: a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator”: the NYFRB (or a successor administrator of the secured overnight financing rate). “SOFR Administrator’s Website”: the NYFRB’s website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “SOFR Determination Date”: has the meaning specified in the definition of “Daily Simple SOFR”. “SOFR Rate Day”: has the meaning specified in the definition of “Daily Simple SOFR”. “Solvent”: with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature, (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital, and (e) such Person is able to pay its debts and liabilities, contingent obligations and other commitments as they mature in the ordinary course of business. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. “SPC”: as defined in Section 9.6(g) hereto. “Standard Securitization Undertakings”: representations, warranties, covenants and indemnities entered into by the Borrower Representative or any Restricted Subsidiary that are customary for a seller or servicer of assets in a Securitization Financing. “Statutory Reserve Rate”: a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentage (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject with respect to the Adjusted EURIBOR Rate, for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board). Such reserve percentage shall include those imposed pursuant to such Regulation D. Term Benchmark Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage. “Subordinated Indebtedness”: (a) with respect to any Borrower, any Indebtedness of such Borrower which is by its terms subordinated in right of payment to the Obligations, and (b) with respect to any Guarantor, any Indebtedness of such Guarantor which is by its terms subordinated in right of payment to the Guarantee of such Guarantor. “Subsidiary”: with respect to any Person: (1) any corporation, association, or other business entity (other than a partnership, joint venture, limited liability company or similar entity) of which more than 50.0% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time of determination owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof; and (2) any partnership, joint venture, limited liability company or similar entity of which (x) more than 50.0% of the capital accounts, distribution rights, total equity and voting interests or general partnership or limited partnership interests, as applicable, are owned or controlled, directly or indirectly, by such Person or one or more of the other

Subsidiaries of that Person or a combination thereof whether in the form of membership, general, special or limited partnership or otherwise, and (y) such Person or any Restricted Subsidiary of such Person is a controlling general partner or otherwise controls such entity. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower Representative. “Successor Company”: as defined in Section 6.9(a)(1) hereto. “Successor Person”: as defined in Section 6.9(b)(1)(A) hereto. “Supported QFC”: as defined in Section 9.22 hereto. “Swap Obligations”: as defined in the definition of “Excluded Swap Obligations.” “Syndication Agents”: JPMorgan Chase Bank, N.A., BNP Paribas, Citibank, N.A., Morgan Stanley Senior Funding, Inc., MUFG Bank, Ltd., PNC Capital Markets LLC and Royal Bank of Canada, in their capacities as syndication agents under this Agreement. “T2”: the real time gross settlement system operated by the Eurosystem, or any successor system. “TARGET Day”: any day on which T2 (or, if such payment system ceases to be operative, such other payment system, if any, determined by the Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euro. “Taxes”: all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Tax Deduction”: a deduction or withholding for or on account of any Tax imposed by Ireland from a payment under a Loan Document, other than a FATCA deduction. “Tax Treaty”: a double taxation treaty into which Ireland has entered which contains an article dealing with interest or income from debt claims. “TCA”: the Taxes Consolidation Act 1997 of Ireland. “Term Benchmark”: when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Term SOFR Rate or the Adjusted EURIBOR Rate. “Term Benchmark Loan”: a Loan bearing interest at a rate determined by reference to the Term SOFR Rate or the Adjusted EURIBOR Rate. “Term SOFR Reference Rate”: for any day and time (such day, the “Term SOFR Determination Day”), with respect to any Term Benchmark Borrowing denominated in Dollars and for any tenor comparable to the applicable Interest Period, the rate per annum determined by the Administrative Agent as the forward- looking term rate based on SOFR. If by 5:00 pm (New York City time) on such Term SOFR Determination Day, the “Term SOFR Reference Rate” for the applicable tenor has not been published by the CME Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Rate has not occurred, then the Term SOFR Reference Rate for such Term SOFR Determination Day will be the Term SOFR Reference Rate as published in respect of the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate was published by the CME Term SOFR Administrator, so long as such first preceding Business Day is not more than five (5) Business Days prior to such Term SOFR Determination Day. If the Term SOFR Reference Rate would be less than the Floor, then the Term SOFR Reference Rate will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Term SOFR Determination Day”: has the meaning assigned to it under the definition of Term SOFR Reference Rate. “Term SOFR Rate”: with respect to any Term Benchmark Borrowing denominated in Dollars and for any tenor comparable to the applicable Interest Period, the Term SOFR Reference Rate at approximately 5:00 a.m., Chicago time, two U.S. Government Securities Business Days prior to the commencement of such tenor comparable to the applicable Interest Period, as such rate is published by the CME Term SOFR Administrator. If the Term SOFR Rate would be less than the Floor, then the Term SOFR Rate will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Terminated Lender”: as defined in Section 2.19 hereto. “Termination Conditions”: collectively, (a) the payment in full in cash of the Obligations (other than (i) Unasserted Contingent Obligations and (ii) Obligations owing to Lender Counterparties under any Secured Hedge Agreements or Secured Cash Management Agreements that are not then due and payable), (b) the expiration or termination of the Commitments and (c) the expiration or termination of all Letters of Credit (except those that have been cash collateralized or backstopped, in each case, in a manner reasonably satisfactory to each applicable Issuing Bank). “Test Period”: at any time, the last day of the then most recently ended fiscal quarter or fiscal year of the Borrower Representative with respect to which financial statements have been delivered pursuant to Section 5.1(a) or 5.1(b) of this Agreement (or, prior to the first delivery hereunder, of the Third Amended and Restated Credit Agreement). “Third Amended and Restated Credit Agreement”: the Third Amended and Restated Credit Agreement, dated as of May 23, 2024 (as amended, supplemented or otherwise modified prior to the date hereof), among the Borrower Representative, each lender from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent. “Title Company” as defined in Section 5.10(b)(ii) hereto “Title Policy” as defined in Section 5.10(b)(ii) hereto “Transferee”: as defined in Section 9.14 hereto. “Treaty Lender”: a Lender which: (1) is treated as a resident of a Treaty State for the purposes of the Tax Treaty; and (2) does not carry on a business in Ireland through a permanent establishment with which that Lender’s participation in the Loan Documents is effectively connected; and (3) fulfils all conditions of the Tax Treaty (other than conditions which relate specifically to the business or nature of the person making the payment) which must be fulfilled for residents of that Treaty State to be paid interest without the deduction of Tax (assuming the completion of any necessary procedural formalities), provided that a Lender shall not be a Treaty Lender if it falls within paragraph (2), (3), (8) or (9) of the definition of Qualifying Lender. “Treaty State”: a jurisdiction having a Tax Treaty with Ireland which has the force of law. “Trustee”: U.S. Bank National Association (or U.S. Bank Trust Company, National Association), as trustee under each Indenture, until a successor replaces it in accordance with the applicable provisions of such Indenture and thereafter means the successor serving under such Indenture. “Type”: a Base Rate Loan, a Term Benchmark Loan or a RFR Loan. “UK Financial Institution”: any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority”: the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement”: the Benchmark Replacement excluding the Benchmark Replacement Adjustment; provided that, if the Unadjusted Benchmark Replacement as so determined would be less than zero, the Unadjusted Benchmark Replacement will be deemed to be zero for the purposes of this Agreement. “Unasserted Contingent Obligations”: at any time, Obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities (excluding Obligations in respect of the principal of, and interest and premium (if any) on, any Obligation) in respect of which no assertion of liability and no claim or demand for payment has been made (and, in the case of Obligations for indemnification, no notice for indemnification has been issued by the indemnitee at such time). “Unconsolidated Affiliate”: any Person in which the Borrower Representative directly or indirectly holds Equity Interests but which is not consolidated under GAAP with the Borrower Representative on the consolidated financial statements of the Borrower Representative. “Uniform Commercial Code” or “UCC”: the uniform commercial code (or any similar equivalent jurisdiction) as in effect in any applicable jurisdiction from time to time. “Unrestricted Subsidiary”: (1) any Subsidiary of the Borrower Representative which at the time of determination is an Unrestricted Subsidiary (as designated by the Borrower Representative, as provided below); and (2) any Subsidiary of an Unrestricted Subsidiary. The Borrower Representative may designate any Subsidiary of the Borrower Representative (including any existing Subsidiary and any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary unless such Subsidiary or any of its Subsidiaries owns any Equity Interests or Indebtedness of, or owns or holds any Lien on, any property of, the Borrower Representative or any Subsidiary of the Borrower Representative (other than any Subsidiary of the Subsidiary to be so designated); provided that: (1) such designation complies with Section 6.1; (2) no Subsidiary may be designated as an Unrestricted Subsidiary if it owns Material Property; (3) immediately after giving effect to such designation, no Default or Event of Default shall have occurred and be continuing; and (4) each of: (A) the Subsidiary to be so designated; and (B) its Subsidiaries has not at the time of designation, and does not thereafter, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable with respect to any Indebtedness pursuant to which the lender has recourse to any of the assets of the Borrower Representative or any Restricted Subsidiary. The Borrower Representative may designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided that, immediately after giving effect to such designation, no Default or Event of Default shall have occurred and be continuing and either: (1) the Borrower Representative could incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in Section 6.3(a); or (2) the Fixed Charge Coverage Ratio for the Borrower Representative and its Restricted Subsidiaries would be greater than such ratio for the Borrower Representative and its Restricted Subsidiaries immediately prior to such designation, in each case on a pro forma basis taking into account such designation. Any such designation by the Borrower Representative shall be notified by the Borrower Representative to the Administrative Agent by promptly providing a copy of the board resolution giving effect to such designation and an Officers’ Certificate certifying that such designation complied with the foregoing provisions. “U.S. Administrative Agent”: as defined in the preamble hereto. “U.S. Borrower”: any Borrower that is (or in the case of a Borrower that is a disregarded entity for U.S. federal income tax purposes, whose regarded owner for U.S. federal income tax purposes is) a “U.S. person” as defined in Section 7701(a)(30) of the Code. “U.S. Government Securities Business Day”: any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Special Resolution Regimes”: as defined in Section 9.22 hereto. “U.S. Tax Compliance Certificate”: as defined in Section 2.17(g)(ii)(C) hereto. “VAT”: (1) any tax imposed in compliance with the Council Directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/112); and (2) any other tax of a similar nature, whether imposed in a member state of the European Union in substitution for, or levied in addition to, such tax referred to in paragraphs (1) above, or imposed elsewhere. “VAT Group”: a group or unity or fiscal unity for VAT purposes within the meaning of section 15 of VATCA, and otherwise as applicable a group or unity or fiscal unity for VAT purposes under any applicable law implementing Article 11 of Council Directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/112). “VATCA”: the Value-Added Tax Consolidation Act 2010 of Ireland. “Voting Stock”: the Capital Stock of any Person that is at the time entitled to vote in the election of the board of directors of such Person. “Weighted Average Life to Maturity”: when applied to any Indebtedness, Disqualified Stock or preferred stock, as the case may be, at any date, the quotient obtained by dividing: (1) the sum of the products obtained by multiplying (i) the amount of each (A) then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect of such Indebtedness or (B) redemption or similar payment, in respect of such Disqualified Stock or preferred stock by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between the date of determination and the making of such payment; by (2) the sum of all such payments. “Wholly-Owned Restricted Subsidiary”: any Wholly-Owned Subsidiary that is a Restricted Subsidiary. “Wholly-Owned Subsidiary”: a Subsidiary of the Borrower Representative, 100.0% of the outstanding Capital Stock or other ownership interests of which (other than directors’ qualifying shares and shares issued to foreign nationals as required by applicable Law) shall at the time be owned by the Borrower Representative or by one or more Wholly-Owned Subsidiaries of the Borrower Representative. “Write-Down and Conversion Powers”: (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. Section 1.2 Other Definitional Provisions. (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the other Loan Documents or any certificate or other document made or delivered pursuant hereto or thereto. (b) As used herein and in the other Loan Documents, and any certificate or other document made or delivered pursuant hereto or thereto, accounting terms relating to the Borrower Representative and its respective Subsidiaries not defined in Section 1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall (subject to Section 9.15) have the respective meanings given to them under GAAP. Notwithstanding anything to the contrary in any Loan Document, in the event of a change in GAAP resulting in any SCI Vehicle no longer being treated as an Unconsolidated Affiliate, such SCI Vehicle shall continue to be considered an Unconsolidated Affiliate. (c) The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. (e) As used herein and in the other Loan Documents, references to agreements or other Contractual Obligations shall, unless otherwise specified, be deemed to refer to such agreements or Contractual Obligations as amended, restated, replaced, refinanced, supplemented or otherwise modified from time to time (subject to any restrictions on such amendments, restatements, replacements, refinancings, supplements or other modifications set forth herein or in any other Loan Document). Any reference to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such Law and any reference to any Law shall, unless otherwise specified, refer to such Law as amended, supplemented or otherwise modified from time to time. (f) The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. (g) Any reference herein to any Person shall be construed to include such Person’s permitted successors and assigns. (h) Any reference herein to a Person that is a Cayman Islands exempted limited partnership taking any action, having any power or authority, holding, owning or dealing with any asset is to such Person acting through its general partner (or ultimate general partner, as the case may be). (i) Any term defined in this Agreement by reference to the UCC shall also have any extended, alternative or analogous meaning given to such term in the PPSA and under other applicable Canadian laws (including, for the avoidance of doubt, the CCQ), in all cases for the extension, preservation or betterment of the security and rights of the Administrative Agent and the other Secured Parties. (j) With respect to any Loan Party incorporated or domiciled in the Province of Québec, any Collateral or property located in the Province of Québec, and for all other purpose pursuant to which the interpretation or construction of this Agreement or any other Loan Document may be subject to the laws of the Province of Québec or a court or tribunal exercising jurisdiction in the Province of Québec, (i) references to “joint and several” obligations or liability shall be construed to include “solidary” obligations or liability; (ii) references to “mortgage”, “charge”, “pledge”, “lien”, “security interest”, or similar terms shall be construed to include a “hypothec” (whether movable or immovable, conventional or legal), “right of retention”, “prior claim” and a resolutory clause; (iii) references to “personal property shall be construed to include “movable property”; (iv) references to “real property” or “real estate” shall be construed to include “immovable property”; (v) references to “tangible property” shall be construed to include “corporeal property”; (vi) references to “intangible property” shall be construed to include “incorporeal property”; (vii) references to “easement” shall be construed to include “servitude”; (viii) references to “perfection” of liens or security interests shall be construed to include “opposability” of a hypothec or other rights as against third parties; (ix) references to filing, perfection, priority, remedies, registering or recording under the “UCC” or “Uniform Commercial Code” or the PPSA shall be construed to include publication under the CCQ; (x) references to any “right of setoff”, “right of offset” or similar expression shall be construed to include a “right of compensation”; (xi) references to “goods” shall be construed as including “corporeal movable property” other than chattel paper, documents of title, instruments, money and securities; (xii) references to an “agent” shall be construed to include a “mandatary”; (xiii) references to “gross negligence or willful misconduct” shall be construed to include “intentional or gross fault”; (xiv) references to “registered ownership held for a beneficial owner” shall include “ownership on behalf of another as mandatary”; (xv) references to “priority” shall be construed to include a “prior claim”; (xvi) references to a “survey” shall be construed to include a “certificate of location and plan”; (xvii) references to a “state” shall be construed to include a “province”; references to “accounts” shall be construed to include “claims”; (xviii) references to “fee simple” or “fee ownership” shall be construed to refer to absolute ownership; (xix) references to “construction liens” or “mechanics, materialmen, repairmen, construction contractors or other like Liens” shall be construed to include “legal hypothecs” and “legal hypothecs in favor of persons having taken part in the construction or renovation of an immovable,”; (xx) references to “accounts” shall include “claims”, and “deposit account” shall be construed to include a “financial account” (within the meaning of Article 2713.6 of the CCQ; (xxi) references to “legal title” shall be construed to include “holding title on behalf of an owner as mandatory or prete-nom”; (xxii) references to “ground lease” shall be construed to include “emphyteusis” or a “lease with a right of superficies,” as applicable; (xxiii) references to “leasehold interest” shall be construed to include a “valid lease”; (xxiv) references to “lease” shall be construed to include a “leasing contract (credit-bail)”; and (xxv) references to “guarantee” and “guarantor” shall include “suretyship” and “surety,” respectively. The parties hereto confirm that it is their wish that this Agreement and any other document executed in connection with the transactions contemplated herein be drawn up in the English language only and that all other documents contemplated thereunder or relating thereto, including notices, may also be drawn up in the English language only. Les parties aux présentes confirment que c’est leur volonté que cette convention et les autres documents de crédit soient rédigés en langue anglaise seulement et que tous les documents, y compris tous avis, envisagés par cette convention et les autres documents peuvent être rédigés en langue anglaise seulement. Section 1.3 Timing of Payment or Performance. When the payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or performance required on a day which is not a Business Day, the date of such payment (other than as described in the definition of “Interest Period” and in the definition of “Maturity Date”) or performance shall extend to the immediately succeeding Business Day. Section 1.4 Currency Equivalents Generally. (a) For purposes of determining compliance with Sections 6.1, 6.3 and 6.6 with respect to any amount of Indebtedness or Investment in a currency other than Dollars, no Default or Event of Default shall be deemed to have occurred solely as a result of changes in rates of currency exchange occurring after the time such Indebtedness or Investment is incurred (so long as such Indebtedness or Investment, at the time incurred, made or acquired, was permitted hereunder). (b) For purposes of this Agreement and the other Loan Documents, where the permissibility of a transaction or determination of required actions or circumstances depend upon compliance with, or are determined by reference to, amounts stated in Dollars, any requisite currency translation shall be based on the exchange rate in effect on the Business Day immediately preceding the date of such transaction or determination and shall not be affected by subsequent fluctuations in exchange rates. Section 1.5 Interest Rates; Benchmark Notification. The interest rate on a Loan denominated in Dollars or an Alternative Currency may be derived from an interest rate benchmark that may be discontinued or is, or may in the future become, the subject of regulatory reform. Upon the occurrence of a Benchmark Transition Event, Section 2.15(a) provides a mechanism for determining an alternative rate of interest. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission, performance or any other matter related to any interest rate used in this Agreement, or with respect to any alternative or successor rate thereto, or replacement rate thereof, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the existing interest rate being replaced or have the same volume or liquidity as did any existing interest rate prior to its discontinuance or unavailability. The Administrative Agent and its affiliates and/or other related entities may engage in transactions that affect the calculation of any interest rate used in this Agreement or any alternative, successor or alternative rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Borrowers. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any interest rate used in this Agreement, any component thereof, or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to any Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. Section 1.6 Exchange Rates; Currency Equivalents. (a) The Administrative Agent or the Is- suing Bank, as applicable, shall determine the Dollar Equivalent amounts of Term Benchmark Borrowings or RFR Borrowings or Letter of Credit extensions denominated in Alternative Currencies. Such Dollar Equivalent shall become effective as of such Revaluation Date and shall be the Dollar Equivalent of such amounts until the next Revaluation Date to occur. Except for purposes of financial statements delivered by the Borrower Representative hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any Agreed Currency (other than Dollars) for purposes of the Loan Documents shall be such Dollar Equivalent amount as so determined by the Administrative Agent or the Issuing Bank, as applicable. (b) Wherever in this Agreement in connection with a Borrowing, conversion, continuation or prepayment of a Term Benchmark Loan or an RFR Loan or the issuance, amendment or extension of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Borrowing, Loan or Letter of Credit is denominated in an Alternative Currency, such amount shall be the Dollar Equivalent of such amount (rounded to the nearest unit of such Alternative Currency, with 0.5 of a unit being rounded upward), as determined by the Administrative Agent or the Issuing Bank, as the case may be. Section 1.7 Borrower Representative. Each Additional Borrower hereby designates FTAI AVIATION INVESTORS LLC as its “Borrower Representative”. The Borrower Representative will be acting as agent on each of the Borrowers behalf for the purposes of issuing notices of Borrowing and notices of conversion/continuation of any Loans pursuant to this Agreement or similar notices, giving instructions with respect to the disbursement of the proceeds of the Loans, selecting interest rate options, requesting Letters of Credit, giving and receiving all other notices and consents hereunder or under any of the other Loan Documents and taking all other actions (including in respect of compliance with covenants) on behalf of any Borrower under the Loan Documents. The Borrower Representative hereby accepts such appointment. Each Borrower agrees that each notice, election, representation and warranty, covenant, agreement and undertaking made on its behalf by the Borrower Representative shall be deemed for all purposes to have been made by such Borrower and shall be binding upon and enforceable against such Borrower to the same extent as if the same had been made directly by such Borrower. Section 1.8 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time. SECTION 2. LOANS Section 2.1 Loans. (a) Loan Commitments. (i) Subject to the terms and conditions hereof, each Lender severally agrees to make Loans in Dollars or in one or more Alternative Currencies to the Borrowers from time to time during the Revolving Availability Period in an aggregate principal amount that will not result in (i) such Lender’s Revolving Exposure exceeding such Lender’s Commitment or (ii) the Aggregate Revolving Exposure exceeding the Aggregate Commitment. Within the foregoing limits and subject to the terms and conditions hereof, the Borrowers may borrow, prepay and reborrow Loans. The Loans may be (i) in the case of Borrowings in Dollars, Term Benchmark Loans or Base Rate Loans and (ii) in the case of Borrowings in any other Agreed Currency, Term Benchmark Loans or RFR Loans, as applicable, in each case of the same Agreed Currency, as provided herein. Each Lender at its option may make any Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrowers to repay such Loan in accordance with the terms of this Agreement. (ii) On the Closing Date, the outstanding Revolving Exposure under the Third Amended and Restated Credit Agreement shall automatically and without further act be deemed reallocated on a pro rata basis among the Lenders based on their respective Commitments set forth on Schedule 1.1A. (b) Borrowing Mechanics for Loans. (i) The applicable Borrower shall deliver to the Administrative Agent a fully executed Funding Notice (x) with respect to Base Rate Loans, no later than 12:00 p.m. (noon) (New York City time) on the date of the proposed Borrowing, (y) with respect to Term Benchmark Loans denominated in Dollars, no later than 12:00 p.m. (noon) (New York City time) three U.S. Government Securities Business Days prior to the date of the proposed Borrowing (or such later time as may be acceptable to the Administrative Agent) and (z) with respect to Term Benchmark Loans denominated in Euros, no later than 12:00 p.m. (noon) (New York City time) three Business Days prior to the date of the proposed Borrowing. Promptly upon receipt by the Administrative Agent of such Funding Notice, the Administrative Agent shall notify each Lender of the proposed borrowing. If no election as to the currency of a Borrowing is specified, then the requested Borrowing shall be made in Dollars. If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be a Term Benchmark Borrowing made in Dollars. If no Interest Period is specified with respect to any requested Term Benchmark Borrowing, then the applicable Borrower shall be deemed to have selected an Interest Period of one month’s duration. (ii) Each Lender shall make its Loan available to the Administrative Agent not later than 1:00 p.m. (New York City time) on the date of the proposed Borrowing, by wire transfer of same day funds in the Dollars, at the principal office designated by Administrative Agent. Upon satisfaction or waiver of the conditions precedent specified herein, the Administrative Agent shall make the proceeds of the Loans available to the applicable Borrower on the date of the proposed Borrowing by causing an amount of same day funds in the Agreed Currency equal to the proceeds of all such Loans received by the Administrative Agent from Lenders to be credited to the account of the applicable Borrower at the Principal Office designated by the Administrative Agent or to such other account as may be designated in writing to the Administrative Agent by the applicable Borrower or, in the case of a Base Rate Borrowing made to finance the reimbursement of an LC Disbursement as provided in Section 2.3(e), to the applicable Issuing Bank as specified by such Borrower in the applicable Funding Notice. (iii) At the commencement of each Interest Period for any Borrowing of Term Benchmark Loans, such Borrowing shall be in an aggregate amount that is an integral multiple of the Dollar Equivalent of $100,000 and not less than the Dollar Equivalent of $1,000,000; provided that a Borrowing of Term Benchmark Loans that results from a continuation of an outstanding Borrowing of Term Benchmark Loans may be in an aggregate amount that is equal to such outstanding Borrowing. At the time that each Borrowing of Base Rate Loans is made, such Borrowing shall be in an aggregate amount that is an integral multiple of the Dollar Equivalent of $100,000 and not less than the Dollar Equivalent of $1,000,000; provided that a Borrowing of Base Rate Loans may be in an aggregate amount that is equal to the entire unused balance of the Aggregate Commitment or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.3(e). Section 2.2 Pro Rata Shares; Availability of Funds. (a) Pro Rata Shares. All Loans shall be made, and all participations purchased, by Lenders simultaneously and proportionately to their respective Pro Rata Shares, it being understood that no Lender shall be responsible for any default by any other Lender in such other Lender’s obligation to make a Loan requested hereunder or purchase a participation required hereby nor shall any Commitment of any Lender be increased or decreased as a result of a default by any other Lender in such other Lender’s obligation to make a Loan requested hereunder or purchase a participation required hereby. (b) Availability of Funds. Unless the Administrative Agent shall have been notified by any Lender prior to the date of any Borrowing that such Lender does not intend to make available to the Administrative Agent the amount of such Lender’s share of the Borrowing, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such date and the Administrative Agent may, in its sole discretion, but shall not be obligated to, make available to the applicable Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender, together with interest thereon, for each day from and including the date such amount is made available to any Borrower to but excluding the date such amount is paid to the Administrative Agent, at the customary rate set by the Administrative Agent for the correction of errors among banks for three Business Days and thereafter at the Base Rate. If such corresponding amount is not in fact made available to the Administrative Agent forthwith upon the Administrative Agent’s demand therefor, the Administrative Agent shall promptly notify the Borrower Representative and the applicable Borrower shall immediately pay such corresponding amount to the Administrative Agent together with interest thereon, for each day from and including the date such amount is made available to the applicable Borrower to but excluding the date such amount is paid to the Administrative Agent, at the rate payable hereunder for Base Rate Loans. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the applicable Borrower the amount of such duplicative interest paid by such Borrower for such period. In the event that (i) the Administrative Agent declines to make a requested amount available to a Borrower until such time as all applicable Lenders have made payment to the Administrative Agent, (ii) a Lender fails to fund to the Administrative Agent all or any portion of the Loans required to be funded by such Lender hereunder prior to the time specified in this Agreement and (iii) such Lender’s failure results in the Administrative Agent failing to make a corresponding amount available to a Borrower on the requested date of the applicable Borrowing, at the Administrative Agent’s option, such Lender shall not receive interest hereunder with respect to the requested amount of such Lender’s Loans for the period commencing with the time specified in this Agreement for receipt of payment by the applicable Borrower Representative through and including the time of such Borrower’s receipt of the requested amount. Nothing in this Section 2.2(b) shall be deemed to relieve any Lender from its obligation to fulfill its Commitments hereunder or to prejudice any rights that the Borrowers may have against any Lender as a result of any default by such Lender hereunder. Section 2.3 Letters of Credit. (a) General. Subject to the terms and conditions set forth herein, the Borrower Representative may request the issuance of Letters of Credit for its own account (or, so long as the Borrower Representative is a joint and several co-applicant with respect thereto, the account of any Subsidiary), denominated in any Agreed Currency and in a form reasonably acceptable to the Administrative Agent and the applicable Issuing Bank, at any time and from time to time during the period from the Closing Date to the fifth Business Day prior to the Maturity Date. The Borrowers unconditionally and irrevocably agrees that, in connection with any Letter of Credit issued for the account of any Subsidiary as provided in the first sentence of this paragraph, they will be fully responsible for the reimbursement of LC Disbursements, the payment of interest thereon and the payment of fees due under Section 2.8(b) to the same extent as if it were the sole account party in respect of such Letter of Credit. Notwithstanding anything contained in any letter of credit application furnished to any Issuing Bank in connection with the issuance of any Letter of Credit, (i) all provisions of such letter of credit application purporting to grant Liens in favor of such Issuing Bank to secure obligations in respect of such Letter of Credit shall be disregarded, it being agreed that such obligations shall be secured to the extent provided in this Agreement and in the Security Documents, and (ii) in the event of any inconsistency between the terms and conditions of such letter of credit application and the terms and conditions of this Agreement, the terms and conditions of this Agreement shall control. Where reasonably practical the Borrower Representative shall endeavor to allocate requests for Letters of Credit hereunder among the Issuing Banks so that the aggregate outstanding face amount of the Letters of Credit issued by each Issuing Bank are similar in amount. (b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit or the amendment, renewal or extension of an outstanding Letter of Credit (other than an automatic renewal permitted pursuant to paragraph (c) of this Section), the Borrower Representative shall hand deliver or fax (or transmit by electronic communication, if arrangements for doing so have been approved by the recipient) to the applicable Issuing Bank and the Administrative Agent, at least three Business Days prior to the requested date of issuance, amendment, renewal or extension, a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the requested date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount and currency of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be requested by the applicable Issuing Bank as necessary to enable such Issuing Bank to prepare, amend, renew or extend such Letter of Credit. If requested by the applicable Issuing Bank, the Borrower Representative also shall submit a letter of credit application on such Issuing Bank’s standard form in connection with any such request. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon each issuance, amendment, renewal or extension of any Letter of Credit the Borrower Representative shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension, (i) the LC Exposure will not exceed the Dollar Equivalent of $50,000,000, (ii) the portion of the LC Exposure attributable to Letters of Credit issued by any Issuing Bank will not exceed the LC Commitment of such Issuing Bank (without the written consent of the applicable Issuing Bank), (iii) no Lender will have a Revolving Exposure greater than its Commitment and (iv) the Aggregate Revolving Exposure will not exceed the Aggregate Commitment. No Issuing Bank shall be under any obligation to issue any Letter of Credit if (i) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such Issuing Bank from issuing such Letter of Credit, or request that such Issuing Bank refrain from issuing such Letter of Credit, or any Law applicable to such Issuing Bank shall prohibit the issuance of letters of credit generally or such Letter of Credit in particular, or any such order, judgment or decree, or Law shall impose upon such Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital or liquidity requirement (for which such Issuing Bank is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon such Issuing Bank any unreimbursed loss, cost or expense that was not applicable on the Closing Date and that such Issuing Bank in good faith deems material to it or (ii) the issuance of such Letter of Credit would violate one or more policies of such Issuing Bank applicable to letters of credit generally. The Borrower Representative may, at any time and from time to time, reduce the LC Commitment of any Issuing Bank with the consent of such Issuing Bank; provided that the Borrower Representative shall not reduce the LC Commitment of any Issuing Bank if, after giving effect to such reduction, the condition set forth in clause (ii) above shall not be satisfied. Each Issuing Bank agrees that it shall not permit any issuance, amendment, renewal or extension of a Letter of Credit to occur unless it shall have given to the Administrative Agent written notice thereof required under paragraph (m) of this Section. (c) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date that is one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is five Business Days prior to the Maturity Date; provided, however, that any Letter of Credit may contain customary automatic renewal provisions agreed upon by the Borrower Representative and the applicable Issuing Bank pursuant to which the expiration date of such Letter of Credit shall be automatically extended for a period of up to 12 months (but not to a date later than the date set forth in clause (ii) above), subject to a right on the part of such Issuing Bank to prevent any such renewal from occurring by giving notice to the beneficiary in advance of any such renewal. (d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the applicable Issuing Bank or any Lender, the Issuing Bank that is the issuer thereof hereby grants to each Lender, and each Lender hereby acquires from such Issuing Bank, a participation in such Letter of Credit equal to such Lender’s Pro Rata Share of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the applicable Issuing Bank, such Lender’s Pro Rata Share of each LC Disbursement made by such Issuing Bank and not reimbursed by the Borrowers on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the Borrowers for any reason. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit, the occurrence and continuance of a Default, any reduction or termination of the Commitments or any force majeure or other event that under any rule of law or uniform practices to which any Letter of Credit is subject (including Section 3.14 of ISP) permits a drawing to be made under such Letter of Credit after the expiration thereof or of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Lender further acknowledges and agrees that, in issuing, amending, renewing or extending any Letter of Credit, the applicable Issuing Bank shall be entitled to rely, and shall not incur any liability for relying, upon the representation and warranty of the Borrowers deemed made pursuant to Section 4.2 unless, at least one Business Day prior to the time such Letter of Credit is issued, amended, renewed or extended (or, in the case of an automatic renewal permitted pursuant to paragraph (c) of this Section, at least one Business Day prior to the time by which the election not to extend must be made by the applicable Issuing Bank), the Required Lenders shall have notified the applicable Issuing Bank (with a copy to the Administrative Agent) in writing that, as a result of one or more events or circumstances described in such notice, one or more of the conditions precedent set forth in Section 4.2(a) or 4.2(b) would not be satisfied if such Letter of Credit were then issued, amended, renewed or extended (it being understood and agreed that, in the event any Issuing Bank shall have received any such notice, no Issuing Bank shall have any obligation to issue, amend, renew or extend any Letter of Credit until and unless it shall be satisfied that the events and circumstances described in such notice shall have been cured or otherwise shall have ceased to exist). (e) Reimbursements. If an Issuing Bank shall make an LC Disbursement in respect of a Letter of Credit, the applicable Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount in the currency of such LC Disbursement equal to such LC Disbursement not later than on the Business Day immediately following the day that the Borrower Representative receives such notice; provided that, (x) if the amount of such LC Disbursement is denominated in Dollars and is $1,000,000 or more, the Borrower Representative may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.1(b) that such payment be financed with a Borrowing of Base Rate Loans or (y) if the amount of such LC Disbursement is denominated in an Alternative Currency and is the Dollar Equivalent of $1,000,000 or more, the Borrower Representative may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.1(b) that such payment be financed with a Borrowing of Base Rate Loans denominated in Dollars in an amount equal to the Dollar Equivalent of such Alternative Currency and, in each case, to the extent so financed, the Borrowers’ obligation to make such payment shall be discharged and replaced by the resulting such Borrowing. If the Borrowers fail to reimburse any LC Disbursement by the time specified above, the Administrative Agent shall notify each Lender of such failure, the payment then due from the Borrowers in respect of the applicable LC Disbursement and such Lender’s Pro Rata Share thereof. Promptly following receipt of such notice, each Lender shall pay to the Administrative Agent its Pro Rata Share of the amount then due from the Borrowers, in the same manner as provided in Section 2.1(b) with respect to Loans made by such Lender (and Section 2.2 shall apply, mutatis mutandis, to the payment obligations of the Lenders pursuant to this paragraph), and the Administrative Agent shall promptly remit to the applicable Issuing Bank the amounts so received by it from the Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrowers pursuant to this paragraph, the Administrative Agent shall distribute such payment to the applicable Issuing Bank or, to the extent that Lenders have made payments pursuant to this paragraph to reimburse such Issuing Bank, then to such Lenders and such Issuing Bank as their interests may appear. Any payment made by a Lender pursuant to this paragraph to reimburse an Issuing Bank for an LC Disbursement (other than the funding of a Borrowing of Base Rate Loans as contemplated above) shall not constitute a Loan and shall not relieve any Borrower of its obligation to reimburse such LC Disbursement. (f) Obligations Absolute. The Borrowers’ obligations to reimburse LC Disbursements as provided in paragraph (e) of this Section is absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision thereof or hereof, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by an Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, (iv) any force majeure or other event that under any rule of law or uniform practices to which any Letter of Credit is subject (including Section 3.14 of ISP) permits a drawing to be made under such Letter of Credit after the stated expiration date thereof or of the Commitments, (v) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this paragraph, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrowers obligations hereunder or (vi) any adverse change in the relevant exchange rates or in the availability of the relevant Alternative Currency to the Borrower Representative or any Subsidiary or in the relevant currency markets generally. None of the Administrative Agent, the Lenders, the Issuing Banks or any of their Related Parties shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit, any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any other act, failure to act or other event or circumstance; provided that the foregoing shall not be construed to excuse any Issuing Bank from liability to the Borrowers to the extent of any direct damages (as opposed to special, indirect, consequential or punitive damages, claims in respect of which are hereby waived by the Borrower Representative to the extent permitted by applicable Law) suffered by the Borrowers that are caused by such Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of an Issuing Bank (with such absence to be presumed unless otherwise determined by a court of competent jurisdiction in a final and nonappealable judgment), such Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented that appear on their face to be in substantial compliance with the terms of a Letter of Credit, an Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit. (g) Disbursement Procedures. Each Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. Each Issuing Bank shall promptly notify the Administrative Agent and the Borrower Representative by telephone (confirmed by facsimile) of such demand for payment and whether such Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrowers of their obligation to reimburse such Issuing Bank and the Lenders with respect to any such LC Disbursement in accordance with paragraph (e) of this Section. (h) Interim Interest. If an Issuing Bank shall make any LC Disbursement, then, unless the Borrowers shall reimburse such LC Disbursement in full in the applicable currency on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that a Borrower reimburses such LC Disbursement in full, at the rate per annum then applicable to Base Rate Loans; provided that if the Borrowers fail to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, Section 2.7 shall apply. Interest accrued pursuant to this paragraph shall be paid to the Administrative Agent, for the account of the applicable Issuing Bank, except that interest accrued on and after the date of payment by any Lender pursuant to paragraph (e) of this Section to reimburse such Issuing Bank shall be for the account of such Lender to the extent of such payment, and shall be payable on demand or, if no demand has been made, on the date on which a Borrower reimburses the applicable LC Disbursement in full. (i) Cash Collateralization. If any Event of Default shall occur and be continuing, on the Business Day that the Borrower Representative receives notice from the Administrative Agent or the Required Lenders demanding the deposit of cash collateral pursuant to this paragraph, the Borrowers shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash equal to the LC Exposure in the applicable currencies as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to any Borrower described in Section 7.1(a)(7) or Section 7.1(a)(8). The Borrowers also shall deposit cash collateral in accordance with this paragraph as and to the extent required by Section 2.10 or 2.20(c). Each such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Borrowers under this Agreement. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrower’s risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall, notwithstanding anything to the contrary in the Security Documents, be applied by the Administrative Agent to reimburse the Issuing Banks for LC Disbursements for which they have not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrowers for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to (i) the consent of the Required Lenders and (ii) in the case of any such application at a time when any Lender is a Defaulting Lender (but only if, after giving effect thereto, the remaining cash collateral shall be less than the aggregate LC Exposure of all the Defaulting Lenders), the consent of each Issuing Bank), be applied to satisfy other obligations of the Borrowers under this Agreement. If a Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to such Borrower within three Business Days after all Events of Default have been cured or waived. If a Borrower is required to provide an amount of cash collateral hereunder pursuant to Section 2.10, such amount (to the extent not applied as aforesaid) shall be returned to such Borrower to the extent that, after giving effect to such return, the Aggregate Revolving Exposure would not exceed the Aggregate Commitment and no Default shall have occurred and be continuing. If a Borrower is required to provide an amount of cash collateral hereunder pursuant to Section 2.20(c), such amount (to the extent not applied as aforesaid) shall be returned to such Borrower as promptly as practicable to the extent that, after giving effect to such return, no Issuing Bank shall have any exposure in respect of any outstanding

Letter of Credit that is not fully covered by the Commitments of the Non-Defaulting Lenders and/or the remaining cash collateral and no Default shall have occurred and be continuing. (j) Designation of Additional Issuing Banks. The Borrower Representative may, at any time and from time to time, with the consent of the Administrative Agent (which consent shall not be unreasonably withheld), designate as additional Issuing Banks one or more Lenders that agree to serve in such capacity as provided below. The acceptance by a Lender of an appointment as an Issuing Bank hereunder shall be evidenced by an agreement, which shall be in form and substance reasonably satisfactory to the Administrative Agent (and which shall specify the initial LC Commitment of such Issuing Bank), executed by the Borrower Representative, the Administrative Agent and such designated Lender and, from and after the effective date of such agreement, (i) such Lender shall have all the rights and obligations of an Issuing Bank under this Agreement and (ii) references herein or in any other Loan Document to the term “Issuing Bank” shall be deemed to include such Lender in its capacity as an issuer of Letters of Credit hereunder. (k) Termination of an Issuing Bank. The Borrower Representative may terminate the appointment of any Issuing Bank as an “Issuing Bank” hereunder by providing a written notice thereof to such Issuing Bank, with a copy to the Administrative Agent. Any such termination shall become effective upon the earlier of (i) such Issuing Bank acknowledging receipt of such notice and (ii) the 10th Business Day following the date of the delivery thereof; provided that no such termination shall become effective until and unless the LC Exposure attributable to Letters of Credit issued by such Issuing Bank (or its Affiliates) shall have been reduced to zero. At the time any such termination shall become effective, the Borrowers shall pay all unpaid fees accrued for the account of the terminated Issuing Bank pursuant to Section 2.8(b). Notwithstanding the effectiveness of any such termination, the terminated Issuing Bank shall remain a party hereto and shall continue to have all the rights of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such termination, but shall not be required to issue any additional Letters of Credit. (l) Replacement or Resignation of an Issuing Bank. (i)An Issuing Bank may be replaced at any time by written agreement among the Borrower Representative, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Lenders of any such replacement of an Issuing Bank. At the time any such replacement shall become effective, the Borrowers shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.8(b). From and after the effective date of any such replacement, (x) the successor Issuing Bank shall have all the rights and obligations of the replaced Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (y) references herein or in any other Loan Document to the term “Issuing Bank” shall be deemed to refer to such successor Issuing Bank or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit. (ii)Subject to the appointment and acceptance of a successor Issuing Bank, any Issuing Bank may resign as an Issuing Bank at any time upon thirty days’ prior written notice to the Administrative Agent, the Borrower Representative and the Lenders, in which case, such Issuing Bank shall be replaced in accordance with Section 2.3(l)(i) above. (m) Issuing Bank Reports to the Administrative Agent. Unless otherwise agreed by the Administrative Agent, each Issuing Bank shall, in addition to its notification obligations set forth elsewhere in this Section, report in writing to the Administrative Agent (i) periodic activity (for such period or recurrent periods as shall be reasonably requested by the Administrative Agent) in respect of Letters of Credit issued by such Issuing Bank, including all issuances, extensions, amendments and renewals, all expirations and cancelations and all disbursements and reimbursements, (ii) reasonably prior to the time that such Issuing Bank issues, amends, renews or extends any Letter of Credit, the date of such issuance, amendment, renewal or extension, and the stated amount of the Letters of Credit issued, amended, renewed or extended by it and outstanding after giving effect to such issuance, amendment, renewal or extension (and whether the amounts thereof shall have changed), (iii) on each Business Day on which such Issuing Bank makes any LC Disbursement, the date and amount of such LC Disbursement, (iv) on any Business Day on which a Borrower fails to reimburse an LC Disbursement required to be reimbursed to such Issuing Bank on such day, the date of such failure and the amount of such LC Disbursement and (v) on any other Business Day, such other information as the Administrative Agent shall reasonably request as to the Letters of Credit issued by such Issuing Bank. (n) LC Exposure Determination. For all purposes of this Agreement, the amount of a Letter of Credit that, by its terms or the terms of any document related thereto, provides for one or more automatic increases in the stated amount thereof shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases (other than any such increase consisting of the reinstatement of an amount previously drawn thereunder and reimbursed), whether or not such maximum stated amount is in effect at the time of determination. (o) Release. Notwithstanding anything to the contrary set forth in this Agreement or any other Loan Document, in the event that, in connection with the refinancing or repayment in full of the credit facilities provided for herein, an Issuing Bank shall have provided to the Administrative Agent a written consent to the release of the Lenders from their obligations hereunder with respect to any Letter of Credit issued by such Issuing Bank (whether as a result of the obligations of the Borrowers (and any other account party) in respect of such Letter of Credit having been collateralized in full by a deposit of cash with such Issuing Bank, or being supported by a letter of credit that names such Issuing Bank as the beneficiary thereunder, or otherwise), then from and after such time such Letter of Credit shall cease to be a “Letter of Credit” outstanding hereunder for all purposes of this Agreement and the other Loan Documents, and the Lenders shall be deemed to have no participations in such Letter of Credit, and no obligations with respect thereto, under Section 2.3(d) or 2.3(e). Section 2.4 Evidence of Debt; Register; Lenders’ Books and Records; Notes. (a) Lenders’ Evidence of Debt. Each Lender shall maintain on its internal records an account or accounts evidencing the Borrower Obligations to such Lender, including the amounts of the Loans made by it and each repayment and prepayment in respect thereof. Any such recordation shall be conclusive and binding on the Borrower Representative and each other Loan Party, absent manifest error; provided that the failure to make any such recordation, or any error in such recordation, shall not affect the Borrower Obligations in respect of any Loans; and provided further, in the event of any inconsistency between the Register and any Lender’s records, the recordations in the Register shall govern. (b) Register. The Administrative Agent (or its agent or sub-agent appointed by it) shall maintain at its Principal Office a register for the recordation of the names and addresses of Lenders (and each assignee thereof) and the Commitments and Loans (and related interest amounts) of each Lender from time to time (the “Register”). The Register shall be available for inspection by the Borrower Representative or any Lender (provided that any such Lender may only inspect any entry relating to such Lender’s Commitments and Loans) at any reasonable time and from time to time upon reasonable prior notice. The Administrative Agent shall record, or shall cause to be recorded, in the Register the Commitments and the Loans (and related interest amounts), as well as any assignments thereof, in accordance with the provisions of Section 9.6, and each repayment or prepayment in respect of the principal amount (and related interest amounts) of the Loans, and any such recordation shall be conclusive and binding on the Borrower Representative, each other Loan Party and each Lender, absent manifest error; provided that any failure to make any such recordation, or any error in such recordation, shall not affect any Lender’s Commitments or the Borrower Obligations in respect of any Loan. Each Borrower hereby designates the Administrative Agent to serve as such Borrower’s non-fiduciary agent solely for purposes of maintaining the Register as provided in this Section 2.4. The parties hereto shall treat each Person listed in the Register as the owner of the applicable Loan, notwithstanding notice to the contrary. This Section 2.4(b) is intended to establish a “book entry system” within the meaning of Treasury regulation Section 5f.103-1(c)(1)(ii) and shall be interpreted consistently with such intent. (c) Notes. If so requested by any Lender by written notice to the Borrower Representative (with a copy to the Administrative Agent) at least two Business Days prior to the Closing Date, or at any time thereafter, the Borrowers shall execute and deliver to such Lender (and/or, if applicable and if so specified in such notice, to any Person who is an Assignee of such Lender pursuant to Section 9.6) on the Closing Date (or, if such notice is delivered after the Closing Date, promptly after the Borrower Representative’s receipt of such notice) a Loan Note to evidence such Lender’s Loans. Section 2.5 Interest on Loans. (a) Except as otherwise set forth herein, each Loan shall bear interest on the unpaid principal amount thereof from the date made through repayment (whether by acceleration or otherwise) thereof as follows: (i) if a Base Rate Loan, at the Base Rate plus the Applicable Margin; (ii) if a Term Benchmark Loan in Dollars, at the Term SOFR Rate plus the Applicable Margin; or (iii) if a Term Benchmark Loan in Euro, at the Adjusted EURIBOR Rate plus the Applicable Margin. (b) The basis for determining the rate of interest with respect to any Loan, and the Interest Period with respect to any Term Benchmark Loan, shall be selected by the applicable Borrower and notified to the Administrative Agent and Lenders pursuant to the applicable Funding Notice or Conversion/Continuation Notice, as the case may be. (c) In connection with Term Benchmark Loans there shall be no more than ten (10) Interest Periods outstanding at any time. In the event a Borrower fails to specify between a Base Rate Loan or a Term Benchmark Loan in the applicable Funding Notice or Conversion/Continuation Notice, such Loan (if outstanding as a Term Benchmark Loan) will be automatically converted into a Term Benchmark Loan with an Interest Period of one month on the last day of the then current Interest Period for such Loan (or if outstanding as a Term Benchmark Loan will remain as, or (if not then outstanding) will be made as, a Term Benchmark Loan). In the event a Borrower fails to specify an Interest Period for any Term Benchmark Loan in the applicable Funding Notice or Conversion/Continuation Notice, the Borrower shall be deemed to have selected an Interest Period of one month. On each Interest Rate Determination Date, the Administrative Agent shall determine (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) the interest rate that shall apply to the Term Benchmark Loans for which an interest rate is then being determined for the applicable Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to the Borrower Representative and each Lender. (d) Interest payable pursuant to clause (a) shall be computed (i) in the case of Base Rate Loans on the basis of a 365 day or 366 day year, as the case may be, and (ii) in the case of Term Benchmark Loans, on the basis of a 360 day year, in each case for the actual number of days elapsed in the period during which it accrues. In computing interest on any Loan, the date of the making of such Loan or the first day of an Interest Period applicable to such Loan or the last Interest Payment Date with respect to such Loan or, with respect to a Base Rate Loan being converted from a Term Benchmark Loan, the date of conversion of such Term Benchmark Loan to such Base Rate Loan, as the case may be, shall be included, and the date of payment of such Loan or the expiration date of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted to a Term Benchmark Loan, the date of conversion of such Base Rate Loan to such Term Benchmark Loan, as the case may be, shall be excluded; provided, if a Loan is repaid on the same day on which it is made, one day’s interest shall be paid on that Loan. (e) Except as otherwise set forth herein, interest on each Loan shall accrue on a daily basis and shall be payable in arrears on (i) each Interest Payment Date with respect to interest accrued on and to each such payment date; and (ii) upon any prepayment of that Loan, to the extent accrued on the amount being prepaid (provided, however, with respect to any voluntary prepayment of a Base Rate Loan, accrued interest shall instead be payable on the applicable Interest Payment Date). (f) For purposes of disclosure pursuant to the Interest Act (Canada), whenever any interest or fee is calculated using a rate based on a period of less than a calendar year, the yearly rate of interest to which such rate is equivalent is such rate multiplied by the actual number of days in the calendar year in which the period for which such interest or fee is payable (or computable) falls and divided by the number of days in such period. The parties hereto acknowledge that there is a material difference between the nominal rate of interest and the effective annual rate of interest, and that the effective annual rate of interest may be higher than the nominal rate. The Borrower Representative and each other Loan Party hereby irrevocably agrees not to plead or assert, whether by way of defense or otherwise, in any proceeding relating to this Agreement or any other Loan Document, that the interest payable under this Agreement and the calculation thereof has not been adequately disclosed to the Borrower Representative or such Loan Party, as the case may be, as required pursuant to section 4 of the Interest Act (Canada). Section 2.6 Conversion/Continuation. (a) Subject to Section 2.15 and so long as no Default or Event of Default shall have occurred and then be continuing, the Borrowers shall have the option: (i) to convert at any time all or any part of any Loan (in an amount permitted by Section 2.1(b)(iii)) from one Type of Loan to another Type of Loan; provided, a Term Benchmark Loan may only be converted on the expiration of the Interest Period applicable to such Term Benchmark Loan unless the Borrowers shall pay all amounts due under Section 2.15 in connection with any such conversion; or (ii) upon the expiration of any Interest Period applicable to any Term Benchmark Loan, to continue all or any portion of such Loan (in an amount permitted by Section 2.1(b)(iii)) as a Term Benchmark Loan. (b) Subject to clause (c) below, the applicable Borrower shall deliver a Conversion/Continuation Notice to the Administrative Agent no later than 2:00 p.m. (New York City time) at least one Business Day in advance of the proposed conversion date (in the case of a conversion to a Base Rate Loan) and at least three Business Days in advance of the proposed Conversion/Continuation Date (in the case of a conversion to, or a continuation of, a Term Benchmark Loan). Except as otherwise provided herein, a Conversion/Continuation Notice for conversion to, or continuation of, any Term Benchmark Loans shall be irrevocable on and after the related Interest Rate Determination Date, and the applicable Borrower shall be bound to effect a conversion or continuation in accordance therewith. If on any day a Loan is outstanding with respect to which a Funding Notice or Conversion/Continuation Notice has not been delivered to the Administrative Agent in accordance with the terms hereof specifying the applicable basis for determining the rate of interest, then for that day such Loan shall be a Term Benchmark Loan with an Interest Period of one (1) month. (c) Any Conversion/Continuation Notice shall be executed by a Responsible Officer of the Borrower in a writing delivered to the Administrative Agent. In lieu of delivering a Conversion/Continuation Notice, the Borrower Representative may give the Administrative Agent telephonic notice by the required time of such proposed conversion or continuation, as the case may be; provided each such notice shall be promptly confirmed in writing by delivery of the applicable Conversion/Continuation Notice to the Administrative Agent on or before the close of business on the date that the telephonic notice is given. In the event of a discrepancy between the telephone notice and the written Conversion/Continuation Notice, the written Conversion/Continuation Notice shall govern. In the case of any Conversion/Continuation Notice that is irrevocable once given, if the Borrower Representative provides telephonic notice in lieu thereof, such telephone notice shall also be irrevocable once given. Neither the Administrative Agent nor any Lender shall incur any liability to the Borrowers in acting upon any telephonic notice referred to above that the Administrative Agent believes in good faith to have been given by a duly authorized officer or other person authorized on behalf of the Borrower Representative or for otherwise acting in good faith. Section 2.7 Default Interest. Upon the occurrence and during the continuance of an Event of Default under Section 7.1(a)(1), Section 7.1(a)(7) or Section 7.1(a)(8), the overdue principal amount of all Loans outstanding and, to the extent permitted by applicable Law, any overdue interest payments on the Loans or any overdue fees or other amounts owed hereunder shall bear interest (including post-petition interest in any proceeding under Bankruptcy Laws (or interest that would have accrued after the commencement of a proceeding but for the commencement of such proceeding)) payable on demand at a rate that is 2% per annum in excess of (i) in the case of overdue principal of any Loan, the interest rate otherwise payable hereunder with respect to the applicable Loans and (ii) in the case of any other amount, the rate applicable to Base Rate Loans. Payment or acceptance of the increased rates of interest provided for in this Section 2.7 is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of the Administrative Agent or any Lender. Section 2.8 Fees. (a) The Borrowers jointly and severally agree to pay to the Administrative Agent for the account of each Lender a commitment fee, which shall accrue at the “Commitment Fee” rate specified in the definition of “Applicable Margin” on the Dollar Equivalent of the actual daily unused amount of the Commitment of such Lender during the period from and including the date hereof to but excluding the date on which the Commitments terminate. Commitment fees accrued through and including the last day of March, June, September and December of each year shall be payable in arrears on the fifteenth Business Day following such last day and on the date on which the Commitments terminate, commencing on the first such date to occur after the date hereof. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). For purposes of computing commitment fees, a Commitment of a Lender shall be deemed to be used to the extent of the outstanding Loans and LC Exposure of such Lender. (b) The Borrowers jointly and severally agree to pay (i) to the Administrative Agent for the account of each Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the same Applicable Margin used to determine the interest rate applicable to Term Benchmark Loans on the Dollar Equivalent of the actual daily amount of such Lender’s LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Closing Date to but excluding the later of the date on which such Lender’s Commitment terminates and the date on which such Lender ceases to have any LC Exposure and (ii) to each Issuing Bank a fronting fee, which shall accrue at a rate per annum equal to 0.125% on the Dollar Equivalent of the actual daily amount of the LC Exposure attributable to Letters of Credit issued by such Issuing Bank (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Closing Date to but excluding the later of the date of termination of the Commitments and the date on which there ceases to be any such LC Exposure, as well as such Issuing Bank’s standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the fifteenth Business Day following such last day, commencing on the first such date to occur after the Closing Date; provided that all such fees shall be payable on the date on which the Commitments terminate and any such fees accruing after the date on which the Commitments terminate shall be payable on demand. Any other fees payable to an Issuing Bank pursuant to this paragraph shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). (c) Without duplication of any fees agreed in that certain Engagement and Fee Letter, dated as of April 3, 2026, the Borrower Representative agrees to pay to the Administrative Agent for the account of each Lender an upfront fee equal to the Dollar Equivalent of the sum of (i) 0.20% of the aggregate amount of such Lender’s Commitment on the Closing Date in an amount up to such Lender’s commitment under the Third Amended and Restated Credit Agreement immediately prior to the Closing Date (if any) and (ii) 0.30% of the aggregate principal amount of the excess of such Lender’s Commitment on the Closing Date over such Lender’s commitment under the Third Amended and Restated Credit Agreement immediately prior to the Closing Date (if any, and if such Lender did not hold any commitment under the Third Amended and Restated Credit Agreement immediately prior to the Closing Date, its existing commitment shall be deemed to be zero for purposes of determining the amount of such upfront fee payable to such Lender). (d) The Borrower Representative agrees to pay to each Arranger and the Administrative Agent fees and expenses in the amounts and at the times separately agreed upon. (e) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to the applicable Issuing Bank, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Lenders entitled thereto. Section 2.9 Termination and Reduction of Commitments. (a) Unless previously terminated, the Commitments shall automatically terminate on the Maturity Date. (b) The Borrower Representative may at any time terminate, or from time to time permanently reduce, the Commitments; provided that (i) each partial reduction of the Commitments shall be in an amount that is an integral multiple of the Dollar Equivalent of $100,000 and not less than the Dollar Equivalent of $1,000,000 and (ii) the Borrower Representative shall not terminate or reduce the Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.10, (A) the Aggregate Revolving Exposure would exceed the Aggregate Commitment or (B) the Revolving Exposure of any Lender would exceed its Commitment. (c) The Borrower Representative shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any such notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower Representative pursuant to this Section shall be irrevocable; provided that a notice of termination or reduction of the Commitments under paragraph (b) of this Section may state that such notice is conditioned upon the occurrence of one or more events specified therein, in which case such notice may be revoked by the Borrower Representative (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments shall be permanent. Each reduction of the Commitments shall be made ratably among the Lenders in accordance with their respective Commitments. Section 2.10 Voluntary and Mandatory Prepayments. (a) Voluntary Prepayments. The Borrowers shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to the requirements of this Section. (b) Mandatory Prepayments. In the event and on each occasion that the Aggregate Revolving Exposure exceeds the Aggregate Commitment, the Borrowers shall prepay Borrowings (or, if no such

Borrowings are outstanding, deposit cash collateral in an account with the Administrative Agent in accordance with Section 2.3(i)) in an aggregate amount equal to such excess. (c) Prepayment Procedures. Prior to any optional or mandatory prepayment of Borrowings under this Section, the applicable Borrower shall select the Borrowing or Borrowings to be prepaid and shall specify such selection in the notice of such prepayment delivered pursuant to the following sentence. All such voluntary or mandatory prepayments shall be made (i) upon written or telephonic notice on the date of prepayment, in the case of Base Rate Loans and (ii) upon not less than (to the extent practicable, in the case of a mandatory prepayment) (A) two Business Days’ prior written or telephonic notice in the case of Term Benchmark Loans denominated in Dollars, (B) two Business Days’ prior written or telephonic notice in the case of RFR Loans denominated in Dollars and (C) three Business Days’ prior written or telephonic notice in the case of Term Benchmark Loans denominated in Euros, in each case of the foregoing clauses (i) and (ii), given to the Administrative Agent by 1:00 p.m. (New York City time) on the date required and, if given by telephone, promptly confirmed by delivery of written notice thereof to the Administrative Agent (and the Administrative Agent will promptly advise each applicable Lender of the contents thereof). Upon the giving of any such notice, the principal amount of the Loans specified in such notice shall become due and payable on the prepayment date specified therein; provided that a notice of voluntary prepayment may state that such notice is conditioned upon the effectiveness of other credit facilities, the receipt of proceeds from the issuance of other Indebtedness or the Disposition of assets or the closing of a merger, amalgamation or acquisition transaction, in which case such notice of prepayment may be revoked or extended by the Borrower Representative (by notice to the Administrative Agent on or prior to the specified date) if such condition is not satisfied or delayed in effectiveness; provided that the Borrower Representative shall make any payments required to be made pursuant to Section 2.15(c) in connection therewith. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.1(b), except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.5(e). (d) Repayment of Loans. The Borrowers hereby jointly and severally unconditionally promise to pay to the Administrative Agent for the account of each Lender on the Maturity Date the then unpaid principal amount of each Loan. Section 2.11 Incremental Credit Extensions. The Borrower Representative may at any time or from time to time after the Closing Date, by notice to the Administrative Agent (whereupon the Administrative Agent shall promptly deliver a copy to each of the Lenders), request one or more increases in the amount of the Commitments to be made available to the Borrowers (each such increase, a “Commitment Increase”); provided that both at the time of any such request and upon the effectiveness of any Incremental Amendment referred to below, no Default or Event of Default shall exist and the Borrower Representative shall be in compliance with the covenants set forth in Section 6.10 determined on a pro forma basis as of the last day of the most recently ended Test Period as if the Commitments, after giving effect to such Commitment Increase, had been fully drawn on the last day of the applicable Test Period (assuming for such purpose that such covenants applied as of the end of such Test Period, whether or not such last day of such Test Period is prior to the first date that any such covenant is otherwise tested pursuant to the terms of Section 6.10). Notwithstanding anything to the contrary herein, the aggregate amount of Commitments hereunder including all then available Commitment Increases shall not exceed $2,025,000,000. Each Commitment Increase shall be on the same terms as the Commitments in effect immediately prior to such Commitment Increase. Each notice from the Borrower Representative pursuant to this Section 2.11 shall set forth the requested amount of the relevant Commitment Increase and such notice may be set forth in the Incremental Amendment. Commitment Increases may be provided by any existing Lender or a new Lender in each case in their sole discretion; provided that each of the Administrative Agent and the applicable Issuing Banks shall have consented (not to be unreasonably withheld or delayed) to any Lender providing such Commitment Increase, in each case, if such consent would be required under Section 9.6(c) for an assignment of Loans or Commitments, as applicable, to such Lender. Commitments in respect of Commitment Increases shall become Commitments (or in the case of a Commitment Increase to be provided by an existing Lender that already has such a Commitment, an increase in such Lender’s Commitment) under this Agreement and shall be effected pursuant to an amendment (an “Incremental Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the Borrowers, each Lender agreeing to provide such Commitment Increase and the Administrative Agent. The Incremental Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the provisions of this Section 2.11. In connection with each Incremental Amendment, Schedule 1.1A shall be amended such that after giving effect to the Commitment Increase the LC Commitments are pro rata amongst the Lenders. The LC Commitments of an Issuing Bank may be reduced without its consent to accomplish the foregoing. For the avoidance of doubt any new Lender taking a Commitment Increase shall become an Issuing Bank. While not required to be solely in this form it is anticipated that any Incremental Amendment shall be accomplished simply by an amendment amending Schedule 1.1A. No Lender shall be obligated to provide any Commitment Increases, unless it so agrees in its sole discretion. Upon each increase in the Commitments pursuant to this Section 2.11, each Lender immediately prior to such increase will automatically and without further act be deemed to have assigned to each Lender providing a portion of the Commitment Increase (each, a “Commitment Increase Lender”), and each such Commitment Increase Lender will automatically and without further act be deemed to have assumed, a portion of such Lender’s participations hereunder in outstanding Letters of Credit such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding participations hereunder in Letters of Credit held by each Lender (including each such Commitment Increase Lender) will equal the percentage of the aggregate Commitments of all Lenders represented by such Lender’s Commitment and (b) if, on the date of such increase, there are any Loans outstanding, such Loans shall on the date of effectiveness of such Commitment Increase be prepaid from the proceeds of additional Loans made hereunder (after reflecting such increase in Commitments), which prepayment shall be accompanied by accrued interest on the Loans being prepaid and any costs incurred by any prepaid Lender in accordance with Section 2.15. The Administrative Agent and the Lenders hereby agree that the minimum borrowing requirements contained elsewhere in this Agreement shall not apply to the transactions effected pursuant to this Section 2.11. This Section 2.11 shall supersede any provisions in Section 2.14 or 9.1 to the contrary. Section 2.12 [Reserved]. Section 2.13 General Provisions Regarding Payments. (a) (i) Except with respect to principal of and interest on Loans denominated in an Alternative Currency, all payments by the Borrowers of principal, interest, fees and other Obligations shall be made in Dollars in same day funds and delivered to the Administrative Agent not later than 1:00 p.m. (New York City time) on the date due at the Principal Office of the Administrative Agent for the account of Lenders and (ii) all payments with respect to principal and interest on Loans denominated in an Alternative Currency shall be made in such Alternative Currency not later than the Applicable Time specified by the Administrative Agent on dates specified herein at the Principal Office of the Administrative Agent for the account of Lenders and such payments, in each case of the foregoing clauses (i) and (ii), shall be made without defense, recoupment, setoff or counterclaim, free of any restriction or condition. Without limiting the generality of the foregoing, the Administrative Agent may require that any payments due under this Agreement be made in the United States. If, for any reason, any Borrower is prohibited by any law from making any required payment hereunder in an Alternative Currency, such Borrower shall make such payment in Dollars in the Dollar Equivalent of the Alternative Currency payment amount. (b) All payments in respect of the principal amount of any Loan shall be accompanied by payment of any fees required to be paid in connection with such principal payment pursuant to Section 2.8 and payment of accrued interest on the principal amount being repaid or prepaid, and all such payments (and, in any event, any payments in respect of any Loan on a date when interest is due and payable with respect to such Loan) shall be applied to the payment of interest then due and payable before application to principal. (c) The Administrative Agent (or its agent or sub-agent appointed by it) shall promptly distribute to each Lender at such address as such Lender shall indicate in writing, such Lender’s applicable

Pro Rata Share of all payments and prepayments of principal and interest due hereunder, together with all other amounts due related thereto, including all fees payable with respect thereto, to the extent received by the Administrative Agent. (d) Notwithstanding the foregoing provisions hereof, if any Conversion/Continuation Notice is withdrawn as to any Affected Lender or if any Affected Lender makes Base Rate Loans in lieu of its Pro Rata Share of any Term Benchmark Loans, the Administrative Agent shall give effect thereto in apportioning payments received thereafter. (e) Whenever any payment to be made hereunder with respect to any Loan shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day. (f) The Administrative Agent shall deem any payment by or on behalf of the Borrowers hereunder that is not made in same day funds prior to (i) in the case of Loans denominated in Dollars, 1:00 p.m. (New York City time) (unless a later time is otherwise specified herein with respect to such payment) or (ii) in the case of Loans denominated in any Alternative Currency, the Applicable Time specified by the Administrative Agent (unless a later time is otherwise specified herein with respect to such payment) to be a non-conforming payment. Any such payment shall not be deemed to have been received by the Administrative Agent until the later of (i) the time such funds become available funds, and (ii) the applicable next Business Day. The Administrative Agent shall give prompt telephonic notice to the Borrower Representative and each applicable Lender (confirmed in writing) if any payment is non-conforming. Any non-conforming payment may constitute or become a Default or Event of Default in accordance with the terms of Section 7.1(a). Interest shall continue to accrue on any principal as to which a non-conforming payment is made until such funds become available funds (but in no event less than the period from the date of such payment to the next succeeding applicable Business Day) at the rate determined pursuant to Section 2.7, if applicable, from the date such amount was due and payable until the date such amount is paid in full. Section 2.14 Ratable Sharing. The Lenders hereby agree among themselves that if any of them shall, whether by voluntary payment (other than a voluntary prepayment of Loans made and applied in accordance with the terms hereof), through the exercise of any right of set off or banker’s lien, or by counterclaim or cross action or by the enforcement of any right under the Loan Documents or otherwise, or as adequate protection of a deposit treated as cash collateral under Bankruptcy Laws, receive payment or reduction of a proportion of the aggregate amount of principal, interest, fees and other amounts then due and owing to such Lender hereunder or under the other Loan Documents (collectively, the “Aggregate Amounts Due” to such Lender) which is greater than the proportion received by any other Lender in respect of the Aggregate Amounts Due to such other Lender, then the Lender receiving such proportionately greater payment shall (a) notify the Administrative Agent and each other Lender of the receipt of such payment and (b) apply a portion of such payment to purchase participations (which it shall be deemed to have purchased from each seller of a participation simultaneously upon the receipt by such seller of its portion of such payment) in the Aggregate Amounts Due to the other Lenders so that all such recoveries of Aggregate Amounts Due shall be shared by all Lenders in proportion to the Aggregate Amounts Due to them; provided that if all or part of such proportionately greater payment received by such purchasing Lender is thereafter recovered from such Lender upon the bankruptcy or reorganization of any Borrower or otherwise, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such purchasing Lender ratably to the extent of such recovery, but without interest. Each Borrower expressly consents to the foregoing arrangement and agrees that any holder of a participation so purchased may exercise any and all rights of banker’s lien, consolidation, set off or counterclaim with respect to any and all monies owing by any Borrower to that holder with respect thereto as fully as if that holder were owed the amount of the participation held by that holder. The provisions of this Section 2.14 shall not be construed to apply to (i) any payment made by any Borrower pursuant to and in accordance with the express terms of this

Agreement as in effect from time to time or (ii) any payment obtained by any Lender as consideration for the assignment or sale of a participation in any of its Loans or other Obligations owed to it. Section 2.15 Making or Maintaining Term Benchmark Loans; Alternate Rate of Interest. (a) (i) Subject to clauses (ii), (iii), (iv), (v) and (vi) of this Section 2.15(a), if: (x) the Administrative Agent determines (which determination shall be conclusive absent manifest error) (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, that adequate and reasonable means do not exist for ascertaining the Term SOFR Rate or the EURIBOR Rate or the Adjusted EURIBOR Rate (including because the Relevant Screen Rate is not available or published on a current basis), for the applicable Agreed Currency and such Interest Period or (B) at any time, that adequate and reasonable means do not exist for ascertaining the applicable Daily Simple RFR for the applicable Agreed Currency; or (y) the Administrative Agent is advised by the Required Lenders that (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, the Term SOFR Rate or the Adjusted EURIBOR Rate for the applicable Agreed Currency and such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for the applicable Agreed Currency and such Interest Period or (B) at any time, the applicable Daily Simple RFR for the applicable Agreed Currency will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for the applicable Agreed Currency: then the Administrative Agent shall give notice thereof to the Borrower Representative and the Lenders by telephone, telecopy or electronic mail as promptly as practicable thereafter and, until (x) the Administrative Agent notifies the Borrower Representative and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the Borrower Representative delivers a new Notice in accordance with the terms of Section 2.1 or Section 2.5, (A) for Loans denominated in Dollars, (1) any Notice that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Term Benchmark Borrowing and any Notice that requests a Term Benchmark Borrowing shall instead be deemed to be a Notice for (x) an RFR Borrowing denominated in Dollars so long as the Daily Simple RFR for Dollar Borrowings is not also the subject of Section 2.15(a)(i)(x) or (y) above and (2) any Notice that requests an RFR Borrowing shall instead be deemed to be a Notice for a Base Rate Borrowing and (B) for Loans denominated in an Alternative Currency, any Notice that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Term Benchmark Borrowing and any Notice that requests a Term Benchmark Borrowing or an RFR Borrowing, in each case, for the relevant Benchmark, shall be ineffective or (y) a Borrowing with respect to Base Rate Loans if the Daily Simple SOFR also is the subject of Section 2.15(a)(i)(x) or (y) above; provided that if the circumstances giving rise to such notice affect only one Type of Borrowings, then all other Types of Borrowings shall be permitted. Furthermore, if any Term Benchmark Loan or RFR Loan in any Agreed Currency is outstanding on the date of the Borrower Representative’s receipt of the notice from the Administrative Agent referred to in this Section 2.15(a)(i) with respect to a Relevant Rate applicable to such Term Benchmark Loan or RFR Loan, then until (x) the Administrative Agent notifies the Borrower Representative and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the Borrower Representative delivers a new Notice in accordance with the terms of Section 2.1 or Section 2.5, (A) for Loans denominated in Dollars (1) any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day), be converted by the Administrative Agent to, and shall constitute, (x) an RFR Borrowing denominated in Dollars so long as the Daily Simple RFR for Dollar Borrowings is not also the subject of Section 2.15(a)(i) or (ii) above or (y) a Base Rate Loan if the Daily Simple RFR for Dollar Borrowings also is the subject of Section 2.15(a)(i) or (ii) above, on such day and (B) for Loans denominated in an Alternative

Currency, (1) any Term Benchmark Loan shall, on the last day of the Interest Period applicable to such Loan bear interest at the Central Bank Rate for the applicable Alternative Currency plus the CBR Spread; provided that, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for the applicable Alternative Currency cannot be determined, any outstanding affected Term Benchmark Loans denominated in any Alternative Currency shall be prepaid by the Borrowers on such day and (2) any RFR Loan shall bear interest at the Central Bank Rate for the applicable Alternative Currency plus the CBR Spread; provided that, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for the applicable Alternative Currency cannot be determined, any outstanding affected RFR Loans denominated in any Alternative Currency, at the Borrower Representative’s election, shall either (A) be converted into Base Rate Loans denominated in Dollars (in an amount equal to the Dollar Equivalent of such Alternative Currency) immediately or (B) be prepaid in full immediately. (ii) Notwithstanding anything to the contrary herein or in any other Loan Document (and any Swap Obligation shall be deemed not to be a “Loan Document” for purposes of this Section 2.15), if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) of the definition of “Benchmark Replacement” with respect to Dollars for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (2) of the definition of “Benchmark Replacement” with respect to any Agreed Currency for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. (iii) Notwithstanding anything to the contrary herein or in any other Loan Document, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (iv) The Administrative Agent will promptly notify the Borrower Representative and the Lenders of (i) any occurrence of a Benchmark Transition Event, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (f) below and (v) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.15, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.15. (v) Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (vi) if the then-current Benchmark is a term rate (including the Term SOFR Rate or EURIBOR Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (vii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor. (vi) Upon the Borrower Representative’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrowers may revoke any request for a Term Benchmark Borrowing or RFR Borrowing of, conversion to or continuation of Term Benchmark Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, either (x) the Borrowers will be deemed to have converted any request for a Term Benchmark Borrowing denominated in Dollars into a request for a Borrowing of or conversion to (A) an RFR Borrowing denominated in Dollars so long as the Daily Simple RFR for Dollar Borrowings is not the subject of a Benchmark Transition Event or (B) a Borrowing with respect to Base Rate Loans if the Daily Simple RFR is the subject of a Benchmark Transition Event or (y) any request relating to a Term Benchmark Borrowing or RFR Borrowing denominated in an Alternative Currency shall be ineffective. During any Benchmark Unavailability Period or at any time that a tenor for the then- current Benchmark is not an Available Tenor, the component of the Base Rate based upon the then- current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate. Furthermore, if any Term Benchmark Loan or RFR Loan in any Agreed Currency is outstanding on the date of the Borrower Representative’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a Relevant Rate applicable to such Term Benchmark Loan or RFR Loan, then until such time as a Benchmark Replacement for such Agreed Currency is implemented pursuant to this Section 2.15, (A) for Loans denominated in Dollars (1) any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day), be converted by the Administrative Agent to, and shall constitute, (x) an RFR Borrowing denominated in Dollars so long as the Daily Simple RFR for Dollar Borrowings is not the subject of a Benchmark Transition Event or (y) a Base Rate Loan if the Daily Simple RFR for Dollar Borrowings is the subject of a Benchmark Transition Event, on such day and (B) for Loans denominated in an Alternative Currency, any Term Benchmark Loan shall, on the last day of the Interest Period applicable to such Loan bear interest at the Central Bank Rate for the applicable Alternative Currency plus the CBR Spread; provided that, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for the applicable Alternative Currency cannot be determined, any outstanding affected Term Benchmark Loans denominated in any Alternative Currency shall, at the Borrower Representative’s election prior to such day: (A) be prepaid by the Borrower Representative on such day or (B) solely for the purpose of calculating the interest rate applicable to such Term Benchmark Loan, such Term Benchmark Loan denominated in any Alternative Currency shall be deemed to be a Term Benchmark Loan denominated in Dollars and shall accrue interest at the same interest rate applicable to Term Benchmark Loans denominated in Dollars at such time and (2) any RFR Loan shall bear interest at the Central Bank Rate for the applicable Alternative Currency plus the CBR Spread; provided that, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for the applicable Alternative Currency cannot be determined, any outstanding affected RFR Loans denominated in any Alternative Currency, at the Borrower Representative’s election, shall either (A) be converted into Base Rate Loans denominated in Dollars (in an amount equal to the Dollar Equivalent of such Alternative Currency) immediately or (B) be prepaid in full immediately. (b) [Reserved]. (c) Illegality or Impracticability of Term Benchmark Loans. In the event that on any date (i) any Lender shall have reasonably determined (which determination shall be final and conclusive and binding upon all parties hereto but shall be made only after consultation with the Borrower Representative and the Administrative Agent) that the making, maintaining, converting to or continuation of its Term Benchmark Loans has become unlawful as a result of compliance by such Lender in good faith with any law, treaty, governmental rule, regulation, guideline or order (or would conflict with any such treaty, governmental rule, regulation, guideline or order not having the force of law even though the failure to comply therewith would not be unlawful), or (ii) the Administrative Agent is advised by the Required Lenders (which determination shall be final and conclusive and binding upon all parties hereto) that the making, maintaining, converting to or continuation of its Term Benchmark Loans has become impracticable, as a result of contingencies occurring after the date hereof which materially and adversely affect the London interbank market or the position of the Lenders in that market, then, and in any such event, such Lenders (or in the case of the preceding clause (i), such Lender) shall be an “Affected Lender” and such Affected Lender shall on that day give notice (by e-mail or by telephone confirmed in writing) to the Borrower Representative and the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each other Lender). If the Administrative Agent receives a notice from (x) any Lender pursuant to clause (i) of the preceding sentence or (y) Lenders constituting Required Lenders pursuant to clause (ii) of the preceding sentence, then (A) the obligation of the Lenders (or, in the case of any notice pursuant to clause (i) of the preceding sentence, such Lender) to make Loans as, or to convert Loans to, Term Benchmark Loans shall be suspended until such notice shall be withdrawn by each Affected Lender, (B) to the extent such determination by the Affected Lender relates to a Term Benchmark Loan then being requested by any Borrower pursuant to a Funding Notice or a Conversion/Continuation Notice, the Lenders (or in the case of any notice pursuant to clause (i) of the preceding sentence, such Lender) shall make such Loan as (or continue such Loan as or convert such Loan to, as the case may be) a Base Rate Loan, (C) the Lenders’ (or in the case of any notice pursuant to clause (i) of the preceding sentence, such Lender’s) obligations to maintain their respective outstanding Term Benchmark Loans (the “Affected Loans”) shall be terminated at the earlier to occur of the expiration of the Interest Period then in effect with respect to the Affected Loans or when required by law, and (D) the Affected Loans shall automatically convert into Base Rate Loans on the date of such termination. Notwithstanding the foregoing, to the extent a determination by an Affected Lender as described above relates to a Term Benchmark Loan then being requested by any Borrower pursuant to a Funding Notice or a Conversion/Continuation Notice, such Borrower shall have the option, subject to the provisions of this Section 2.15(c), to rescind such Funding Notice or Conversion/Continuation Notice as to all Lenders by giving written or telephonic notice (promptly confirmed by delivery of written notice thereof) to the Administrative Agent of such rescission on the date on which the Affected Lender gives notice of its determination as described above (which notice of rescission the Administrative Agent shall promptly transmit to each other Lender). Except as provided in the immediately preceding sentence, nothing in this Section 2.15(c) shall affect the obligation of any Lender other than an Affected Lender to make or maintain Loans as, or to convert Loans to, Term Benchmark Loans in accordance with the terms hereof. (d) Compensation for Breakage or Non-Commencement of Interest Periods. The Borrowers shall compensate each Lender, upon written request by such Lender (which request shall set forth the basis for requesting such amounts in reasonable detail), for all reasonable losses, expenses and liabilities (including any interest paid or payable by such Lender to lenders of funds borrowed by it to make or carry its Term Benchmark Loans and any loss, expense or liability sustained by such Lender in connection with the liquidation or re-employment of such funds but excluding loss of anticipated profits) which such Lender may sustain: (i) if for any reason (other than a default by such Lender) a borrowing of any Term Benchmark Loan does not occur on a date specified therefor in a Funding Notice or a telephonic request for borrowing, or a conversion to or continuation of any Term Benchmark Loan does not occur on a date specified therefor in a Conversion/Continuation Notice or a telephonic request for conversion or continuation; (ii) if any prepayment or other principal payment of, or any conversion of, any of its Term Benchmark Loans occurs on a date prior to the last day of an Interest Period applicable to that Loan; or (iii) if any prepayment of any of its Term Benchmark Loans is not made on any date specified in a notice of prepayment given by the Borrower Representative. The Borrowers’ obligations under this Section 2.15(d) shall survive the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations. (e) Booking of Term Benchmark Loans. Any Lender may make, carry or transfer Term Benchmark Loans at, to, or for the account of any of its branch offices or the office of an Affiliate of such Lender. (f) Assumptions Concerning Funding of Term Benchmark Loans. Calculation of all amounts payable to a Lender under this Section 2.15 and under Section 2.16 shall be made as though such Lender had actually funded each of its relevant Term Benchmark Loans through the purchase of a deposit bearing interest at the rate obtained pursuant to the definition of “Term SOFR Rate” or “Adjusted EURIBOR Rate” in an amount equal to the amount of such Term Benchmark Loan and having a maturity comparable to the relevant Interest Period and through the transfer of such deposit from an offshore office of such Lender to a domestic office of such Lender in the United States of America; provided, however, each Lender may fund each of its Term Benchmark Loans in any manner it sees fit and the foregoing assumptions shall be utilized only for the purposes of calculating amounts payable under this Section 2.15 and under Section 2.16. Section 2.16 Increased Costs; Capital Requirements. (a) Increased Costs. If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any such reserve requirement reflected in the Term SOFR Rate or EURIBOR Rate, as applicable) or any Issuing Bank; (ii) subject any Recipient to any Taxes (other than (A) Taxes excluded from Section 2.17(a) pursuant to clauses (ii) through (iv) of Section 2.17(a), (B) Non-Excluded Taxes and Other Taxes indemnifiable under Section 2.17 and (C) Connection Income Taxes) on its loans, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on any Lender or any Issuing Bank or the applicable offshore interbank market for the applicable Agreed Currency any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender or any Letter of Credit or participation therein; and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, converting to, continuing or maintaining any Loan or of maintaining its obligation to make any such Loan, or to reduce the amount of any sum received or receivable by such Lender or other Recipient hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or other Recipient, the Borrowers will pay to such Lender or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender or other Recipient, as the case may be, for such additional costs incurred or reduction suffered. The Borrowers’ obligations under this Section 2.16(a) shall survive the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations. (b) Capital Requirements. If any Lender or any Issuing Bank determines that any Change in Law affecting such Lender or such Issuing Bank or any lending office of such Lender or such Issuing Bank or such Lender’s or Issuing Bank’s holding company, if any, regarding capital or liquidity requirements, has or would have the effect of reducing the rate of return on such Lender’s or Issuing Bank’s capital or on the capital of such Lender’s or Issuing Bank’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit held by, such

Lender, or the Letters of Credit issued by such Issuing Bank, to a level below that which such Lender or such Issuing Bank or such Lender’s or Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or Issuing Bank’s policies and the policies of such Lender’s or Issuing Bank’s holding company with respect to capital adequacy), then from time to time the Borrowers will pay to such Lender or such Issuing Bank such additional amount or amounts as will compensate such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company for any such reduction suffered. (c) Certificates for Reimbursement. A certificate of a Lender or an Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or such Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section and delivered to the Borrower Representative, shall be conclusive absent manifest error. The Borrowers shall pay such Lender or such Issuing Bank the amount shown as due on any such certificate within 30 days after receipt thereof. (d) Delay in Requests. Failure or delay on the part of any Lender or any Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or such Issuing Bank’s right to demand such compensation; provided that the Borrowers shall not be required to compensate a Lender or an Issuing Bank pursuant to this Section for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender or such Issuing Bank notifies the Borrower Representative of the Change in Law giving rise to such increased costs or reductions, and of such Lender’s or such Issuing Bank’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof). Section 2.17 Taxes. (a) All payments made by or on behalf of any Loan Party to a Recipient under any Loan Document shall be made free and clear of, and without deduction or withholding for or on account of, any Taxes (except as required by applicable Law), excluding any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient: (i) Taxes imposed on or measured by net income (however denominated), branch profits Taxes, and franchise Taxes, in each case (x) imposed on any Recipient as a result of such Recipient being organized under the laws of, or having its principal office or applicable lending office located in, the jurisdiction of the Governmental Authority imposing such Tax (or any political subdivision thereof), or (y) that are Other Connection Taxes; (ii) Taxes imposed on any Recipient that are attributable to such Recipient’s failure to comply with the requirements of paragraph (f), (g) or (h) of this Section 2.17; (iii) withholding Taxes payable under Part XIII of the ITA that are imposed on amounts payable to or for the account of a Recipient as a consequence of: (x) such Recipient not dealing at arm’s length (for purposes of the ITA) with any Loan Party at the time of such payment; (y) such Recipient being a “specified non-resident shareholder” (as defined in subsection 18(5) of the ITA) of any Loan Party or not dealing at arm’s length (for purposes of the ITA) with a “specified shareholder” (as defined in subsection 18(5) of the ITA) of any Loan Party (and, where the Loan Party is a partnership, any direct or indirect member of such Loan Party); or (z) such Recipient being an entity in respect of which a Loan Party is a “specified entity” (as defined in subsection 18.4(1) of the ITA), other than, in each case of (x) through (z), where the non-arm’s length relationship, the Recipient being a specified non-resident shareholder of a Loan Party or not dealing at arm’s length with a specified shareholder of a Loan Party (or, where the Loan Party is a partnership, any direct or indirect member of such Loan Party), the Recipient being an entity in respect of which a Loan Party is a specified entity, as applicable, arises as a result of such Recipient executing, delivering, being a party to, performing its obligations under, receiving payments under, receiving or perfecting a security interest under, or enforcing, this Agreement or any other Loan Document; (iv) in the case of a Lender and solely with respect to a Loan to a U.S. Borrower, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a Law in effect on the date on which (x) such Lender acquires such interest in such Commitment (or, to the extent such Lender did not fund an applicable Loan pursuant to a prior Commitment, on the date on which such Lender acquires an interest in such Loan), provided that this clause (x) shall not apply to a Lender that became a Lender pursuant to an assignment request by any Borrower under Section 2.19, or (y) such Lender changes its lending office, except in each case (1) to the extent that, pursuant to this Section 2.17, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender acquired the applicable interest in such Loan or Commitment or to such Lender immediately before it changed its lending office or (2) to the extent that such withholding Taxes exceed the amount of such Taxes that would be imposed if the Borrower Representative were treated as a partnership for U.S. federal income tax purposes; (v) solely with respect to a Loan to an Irish Borrower, any withholding Tax imposed by Ireland on a payment under this Agreement if on the date on which the payment falls due the payment could have been made to the relevant Lender without a Tax Deduction if the Lender had been a Qualifying Lender but, on that date, the Lender is not or has ceased to be a Qualifying Lender other than as a result of any change after the date it became a Lender under this Agreement in (or in the interpretation, administration, or application of) any law or Tax Treaty, or any published practice or published concession of any relevant tax authority, and (vi) Taxes that are imposed pursuant to Sections 1471 through 1474 of the Code as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)(1) of the Code as of the date of this Agreement (or any amended or successor version described above), and any intergovernmental agreement (and any related fiscal or regulatory legislation, administrative rules or official practices) implementing the foregoing (such Code provisions, agreements, regulations and interpretations, collectively, “FATCA”). If applicable Law (as determined in the good faith discretion of any applicable withholding agent) requires any Taxes not described in clauses (i) through (vi) of the preceding sentence (“Non-Excluded Taxes”) or any Other Taxes to be deducted or withheld by any applicable withholding agent from any amounts payable under any Loan Document, the amounts so payable by or on behalf of any Loan Party shall be increased to the extent necessary so that after such deduction or withholding has been made (including such deductions and withholdings of Non-Excluded Taxes or Other Taxes applicable to additional amounts payable under this Section 2.17) the applicable Lender (or, in the case of any amounts received by the Administrative Agent for its own account, the Administrative Agent) receives an amount equal to the sum it would have received had no such deduction or withholding been made. (b) Without duplication of Section 2.17(a), the Loan Parties shall pay to the relevant Governmental Authority in accordance with applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (c) Whenever any Non-Excluded Taxes or Other Taxes are payable or remittable by a Loan Party, as soon as practicable thereafter the Loan Party shall send to the applicable Recipient the original or a certified copy of an original official receipt received by the Loan Party or other reasonably satisfactory evidence showing payment thereof. (d) Without duplication of Section 2.17(a), the Loan Parties shall indemnify each Recipient for the full amount of Non-Excluded Taxes or Other Taxes (including any Non-Excluded Taxes and Other Taxes imposed on amounts payable under this Section 2.17) payable by such Recipient, and any liability (including penalties, additions to Tax, interest and any reasonable expenses) arising therefrom or with respect thereto, whether or not such Non-Excluded Taxes or Other Taxes were correctly or legally asserted by the relevant Governmental Authority. Such indemnification shall be made within 10 days after the date the Recipient makes written demand therefor (which demand shall set forth in reasonable detail the nature and amount of Non-Excluded Taxes and Other Taxes for which indemnification is being sought). A certificate as to the amount of such payment or liability delivered to the Borrower Representative by a Lender (with a copy to the Administrative Agent), or by the Arranger or Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (e) If any Recipient determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified by a Loan Party or with respect to which a Loan Party has paid additional amounts pursuant to this Section 2.17, it shall pay such Loan Party an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Loan Party under this Section 2.17 with respect to the Taxes giving rise to such refund), net of all out-of- pocket expenses (including Taxes) of such Recipient and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that the Loan Party, upon the request of such Recipient, agrees to repay the amount paid over to the Loan Party (plus interest attributable to the period during which the Loan Party held such funds and any penalties, additions to Tax, interest or other charges imposed by the relevant Governmental Authority) to such Recipient in the event such Recipient is required to repay such refund to such Governmental Authority. This Section 2.17(e) shall not be construed to require any Recipient to make available its tax returns (or any other information relating to its Taxes that it deems confidential) to the Borrower Representative or any other Person. (f) Upon the reasonable request of the Borrower Representative or the Administrative Agent, a Lender that is entitled to an exemption from or reduction of any applicable withholding Tax with respect to any payments under this Agreement or any other Loan Document shall deliver to the Borrower Representative and the Administrative Agent such properly completed and executed documentation prescribed by applicable Law or reasonably requested by the Borrower Representative or the Administrative Agent (in such number of copies as shall be reasonably requested by the Borrower Representative or the Administrative Agent, as applicable) as will permit such payments to be made without withholding or at a reduced rate prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower Representative or the Administrative Agent); provided that the completion, execution or submission of such documentation required under this Section 2.17(f) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. Each Lender shall deliver the forms and other documentation required to be provided under this Section 2.17: (i) on or before the date it becomes a party to this Agreement, (ii) promptly upon the obsolescence, expiration, inaccuracy, or invalidity of any form previously delivered by such Lender, and (iii) at such other times as may be reasonably requested by the Borrower Representative or the Administrative Agent or as required by Law. Each Lender shall promptly notify the Borrower Representative and the Administrative Agent at any time it determines that it is no longer in a position to provide any documentation previously delivered to the Borrower Representative or the Administrative Agent. Notwithstanding anything in this Section 2.17 to the contrary, no Lender shall be required to provide any form or other documentation pursuant to this Section 2.17 that it is not legally eligible to provide. Each Lender authorizes the Administrative Agent to deliver to the Loan Parties and to any successor Administrative Agent any documentation provided by such Lender to the Administrative Agent pursuant to Section 2.17(f) or (g). (g) Without limiting the generality of Section 2.17(f): (i) Each Lender that is a “U.S. person” (as defined in Section 7701(a)(30) of the Code) shall deliver to the Borrower Representative and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower Representative or the Administrative Agent) two executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding Tax. (ii) Each Lender that is not a “U.S. person” (as such term is defined in Section 7701(a)(30) of the Code) (a “Foreign Lender”) shall deliver to the Borrower Representative and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower Representative or the Administrative Agent), two executed copies of whichever of the following is applicable: (A) In the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party, IRS Form W-8BEN or Form W-8BEN-E, as applicable, estab- lishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to such tax treaty; (B) IRS Form W-8ECI; (C) In the case of a Foreign Lender claiming the benefits of the exemption for portfo- lio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit H-

1 (a “U.S. Tax Compliance Certificate”) and (y) IRS Form W-8BEN or Form W-8BEN-E, as appli- cable; (D) To the extent a Foreign Lender is not the beneficial owner, IRS Form W-8IMY, accompanied by IRS Form W-8ECI, Form W-8BEN, Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-2 or Exhibit H-3, IRS Form W-9 and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claim- ing the portfolio interest exemption, such Foreign Lender may provide U.S. Tax Compliance Cer- tificate substantially in the form of Exhibit H-4 on behalf of such direct and indirect partner(s). (iii) If a payment made to any Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower Representative and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower Representative or the Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower Representative or the Administrative Agent as may be necessary for the Borrower Representative and the Administrative Agent to comply with their obligations under FATCA, to determine whether such Lender has complied with its obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for the purpose of this Section 2.17(g)(iii), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (h) If the Administrative Agent is a “United States person” within the meaning of Section 7701(a)(30) of the Code, then it shall, on or prior to the date on which it becomes the Administrative Agent, provide the Borrower Representative with a properly completed and duly executed copy of IRS Form W-9 confirming that the Administrative Agent is exempt from U.S. federal back-up withholding. If the Administrative Agent is not a “United States person” within the meaning of Section 7701(a)(30) of the Code, then it shall, on or prior to the date on which it becomes the Administrative Agent, provide the Borrower Representative with, (i) with respect to payments made to the Administrative Agent for its own account, a properly completed and duly executed IRS Form W-8ECI (or other applicable IRS Form W-8), and (ii) with respect to payments made to the Administrative Agent for the account of any Lender, a properly completed and duly executed IRS Form W-8IMY confirming that the Administrative Agent agrees to be treated as a “United States person” for U.S. federal withholding Tax purposes. On or prior to the date on which it becomes an Arranger, such Arranger shall provide the Borrower Representative with a properly completed and duly executed copy of IRS Form W-9 confirming that such Arranger is exempt from U.S. federal back- up withholding. The Administrative Agent and each of the Arrangers shall, (A) promptly upon the obsolescence, expiration, inaccuracy or invalidity of any form previously delivered by the Administrative Agent or an Arranger under this clause (h), and (B) at such other times as may be reasonably requested by the Borrower Representative or as required by Law, deliver promptly to the Borrower Representative an updated form or other appropriate documentation (in such number of copies as shall be reasonably requested by the Borrower Representative ) or promptly notify the Borrower Representative in writing of its legal ineligibility to do so. Notwithstanding anything in this clause (h) to the contrary, no Administrative Agent or Arranger shall be required to provide any documentation pursuant to this clause (h) that such

Administrative Agent or Arranger is unable to deliver as a result of a Change in Law after the date of this Agreement. (i) The agreements in this Section 2.17 shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations. (j) For purposes of this Section 2.17, the term “Lender” shall include any Issuing Bank. (k) (i) All amounts expressed to be payable under a Loan Document by any party to a Recipient which (in whole or in part) constitute the consideration for any supply for VAT purposes are deemed to be exclusive of any VAT which is chargeable on that supply, and accordingly, subject to paragraph (ii) below, if VAT is or becomes chargeable on any supply made by any Recipient to any Loan Party under a Loan Document and such Recipient is required to account to the relevant tax authority for the VAT, that Loan Party must pay to such Recipient (in addition to and at the same time as paying any other consideration for such supply) an amount equal to the amount of the VAT (and such Recipient must promptly provide an appropriate VAT invoice to that Loan Party). (ii) If VAT is or becomes chargeable on any supply made by any Recipient (the “Supplier”) to any other Recipient (the “Receiver”) under a Loan Document, and any Loan Party other than the Receiver (the “Relevant Party”) is required by the terms of a Loan Document to pay an amount equal to the consideration for that supply to the Supplier (rather than being required to reimburse or indemnify the Receiver in respect of that consideration): (A) (where the Supplier is the person required to account to the relevant tax authority for the VAT) the Relevant Party must also pay to the Supplier (at the same time as paying that amount) an additional amount equal to the amount of the VAT. The Receiver must (where this paragraph (A) applies) promptly pay to the Relevant Party an amount equal to any credit or repay- ment the Receiver receives from the relevant tax authority which the Receiver reasonably deter- mines relates to the VAT chargeable on that supply; and (B) (where the Receiver is the person required to account to the relevant tax authority for the VAT) the Relevant Party must promptly, following demand from the Receiver, pay to the Receiver an amount equal to the VAT chargeable on that supply but only to the extent that the Receiver reasonably determines that it is not entitled to credit or repayment from the relevant tax authority in respect of that VAT. (iii) Where a Loan Document requires any Loan Party to reimburse or indemnify a Recipient for any cost or expense, that Loan Party shall reimburse or indemnify (as the case may be) such Recipient for the full amount of such cost or expense, including such part thereof as represents VAT, save to the extent that such Recipient reasonably determines that it is entitled to credit or repayment in respect of such VAT from the relevant tax authority. (iv) Any reference in this Section 2.17(k) to any Loan Party shall, at any time when such Loan Party is treated as a member of a VAT Group, include (where appropriate and unless the context otherwise requires) a reference to the representative member of such group at such time (the term “representative member” to have the same meaning, in Ireland, as the group member notified by the Revenue Commissioners of Ireland in accordance with section 15(1)(a) VATCA as being the member responsible for complying with the provisions of that Act in respect of the VAT Group or the equivalent meaning under relevant VAT legislation where such legislation uses a term other than “representative member”). (v) In relation to any supply made by a Recipient to any Loan Party under a Loan Document, if reasonably requested by such Recipient, that Loan Party must promptly provide such

Recipient with details of that Loan Party’s VAT registration (if applicable) and such other information as is reasonably requested in connection with such Recipient’s VAT reporting requirements in relation to such supply. Section 2.18 Obligation to Mitigate. Each Lender agrees that, as promptly as practicable after the officer of such Lender responsible for administering its Loans becomes aware of the occurrence of an event or the existence of a condition that would cause such Lender to become an Affected Lender or that would entitle such Lender to receive payments under Section 2.15, 2.16 or 2.17, it will, to the extent not inconsistent with the internal policies of such Lender and any applicable legal or regulatory restrictions, use reasonable efforts to (a) make, issue, fund or maintain its Loans, including any Affected Loans, through another office of such Lender, or (b) take such other measures as such Lender may deem reasonable, if as a result thereof the circumstances which would cause such Lender to be an Affected Lender would cease to exist or the additional amounts which would otherwise be required to be paid to such Lender pursuant to Section 2.15, 2.16 or 2.17 would be reduced and if, as determined by such Lender in its sole discretion, the making, funding or maintaining of such Loans through such other office or in accordance with such other measures, as the case may be, would not otherwise adversely affect such Loans or the interests of such Lender; provided that such Lender will not be obligated to utilize such other office or take such other measures pursuant to this Section 2.18 unless the Borrowers agree to pay all incremental expenses incurred by such Lender as a result of utilizing such other office or taking such other measures as described above. A certificate as to the amount of any such expenses payable by the Borrowers pursuant to this Section 2.18 (setting forth in reasonable detail the basis for requesting such amount) submitted by such Lender to the Borrower Representative (with a copy to the Administrative Agent) shall be conclusive absent manifest error. The Borrowers shall pay such Lender the amount shown as due on any such certificate within 30 days after receipt thereof. Section 2.19 Removal or Replacement of a Lender. Anything contained herein to the contrary notwithstanding, in the event that: (a)(i) any Lender (an “Increased Cost Lender”) shall give notice to the Borrower Representative that such Lender is an Affected Lender or that such Lender is entitled to receive payments under Section 2.15, 2.16 or 2.17, (ii) the circumstances which have caused such Lender to be an Affected Lender or which entitle such Lender to receive such payments shall remain in effect, and (iii) such Lender shall fail to withdraw such notice within five Business Days after the Borrower Representative’s request for such withdrawal; or (b) in connection with any proposed amendment, modification, termination, waiver or consent with respect to any of the provisions hereof as contemplated by Section 9.1, the consent of Required Lenders shall have been obtained but the consent of one or more of such other Lenders (each a “Non-Consenting Lender”) whose consent is required shall not have been obtained; then, with respect to each such Increased Cost Lender or Non-Consenting Lender (the “Terminated Lender”), the Borrower Representative may, by giving written notice to the Administrative Agent and any Terminated Lender of its election to do so, elect to cause such Terminated Lender (and such Terminated Lender hereby irrevocably agrees) to assign all its interests, rights (other than its existing rights to payments pursuant to Section 2.16 or 2.17) and obligations under this Agreement and the other Loan Documents (including, for the avoidance of doubt, its Commitments and outstanding Loans) in full to one or more Persons permitted to become Lenders hereunder pursuant to and in accordance with the provisions of Section 9.6 (each a “Replacement Lender”) and the Borrowers shall pay the fees, if any, payable thereunder in connection with any such assignment from an Increased Cost Lender or a Non-Consenting Lender; provided that, (A) on the date of such assignment, such Terminated Lender shall have received payment from the Replacement Lender or the Borrowers in an amount equal to the sum of (1) the principal of, and all accrued interest on, all outstanding Loans of the Terminated Lender and (2) all accrued, but theretofore unpaid fees owing to such Terminated Lender pursuant to Section 2.8; (B) in the case of any such assignment resulting from a claim for compensation under Section 2.15(c), 2.16 or 2.17, such assignment will result in a material reduction in such compensation and on the date of such assignment, the Borrowers shall pay any amounts payable to such Terminated Lender pursuant to Section 2.15, 2.16 or 2.17; or otherwise as if it were a prepayment and (C) in the event such Terminated Lender is a Non-Consenting Lender, each Replacement Lender shall consent, at the time of such assignment, to each matter in respect of which such Terminated Lender was a Non-Consenting Lender. Upon the prepayment of all amounts owing to any Terminated Lender, such Terminated Lender shall no longer constitute a “Lender” for purposes hereof; provided, any rights of such Terminated Lender to indemnification hereunder shall survive as to such Terminated Lender. Each Lender agrees that if the Borrower

Representative exercises its option hereunder to cause an assignment by such Lender as a Non-Consenting Lender or Terminated Lender, such Lender shall, promptly after receipt of written notice of such election, execute and deliver all documentation necessary to effectuate such assignment in accordance with Section 9.6; provided that each party hereto agrees that an assignment required pursuant to this Section 2.19 may be effected pursuant to an Assignment and Acceptance executed by the Borrower Representative, the Administrative Agent and the assignee and that the Lender required to make such assignment need not be a party thereto, and each Lender hereby authorizes and directs the Administrative Agent to execute and deliver such documentation as may be required to give effect to an assignment in accordance with Section 9.6 on behalf of a Non-Consenting Lender or Terminated Lender and any such documentation so executed by the Administrative Agent shall be effective for purposes of documenting an assignment pursuant to Section 9.6. Section 2.20 Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender: (a) commitment fees shall cease to accrue on the unused amount of the Commitment of such Defaulting Lender pursuant to Section 2.8(a). (b) the Commitment and Revolving Exposure of such Defaulting Lender shall not be included in determining whether the Required Lenders or any other requisite Lenders have taken or may take any action hereunder or under any other Loan Document (including any consent to any amendment, waiver or other modification pursuant to Section 9.1); provided that any amendment, waiver or other modification requiring the consent of all Lenders or all Lenders affected thereby shall, except as otherwise provided in Section 9.1, require the consent of such Defaulting Lender in accordance with the terms hereof; (c) if any LC Exposure exists at the time such Lender becomes a Defaulting Lender then: (i) all or any part of the LC Exposure of such Defaulting Lender (other than any portion of such LC Exposure attributable to unreimbursed LC Disbursements with respect to which such Defaulting Lender shall have funded its participation as contemplated by Sections 2.3(e) and 2.3(f)) shall be reallocated among the Non-Defaulting Lenders in ac- cordance with their respective Pro Rata Shares, but only to the extent that the sum of all Non-Defaulting Lenders’ Revolving Exposures plus such Defaulting Lender’s LC Expo- sure would not exceed the sum of all Non-Defaulting Lenders’ Commitments; provided that no reallocation under this clause (i) shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation; (ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrowers shall within one Business Day following notice by the Admin- istrative Agent cash collateralize for the benefit of the Issuing Banks the portion of such Defaulting Lender’s LC Exposure (other than any portion thereof referred to in the paren- thetical in such clause (i)) that has not been reallocated in accordance with the procedures set forth in Section 2.3(i) for so long as such LC Exposure is outstanding; (iii) if the Borrowers cash collateralize any portion of such Defaulting Lender’s LC Exposure pursuant to clause (ii) above, the Borrowers shall not be required to pay par- ticipation fees to such Defaulting Lender pursuant to Section 2.8(b) with respect to such portion of such Defaulting Lender’s LC Exposure for so long as such Defaulting Lender’s LC Exposure is cash collateralized; (iv) if any portion of the LC Exposure of such Defaulting Lender is reallocated pursuant to clause (i) above, then the fees payable to the Lenders pursuant to Section 2.8(a) and 2.8(b) shall be adjusted to give effect to such reallocation; and (v) if all or any portion of such Defaulting Lender’s LC Exposure is neither real- located nor cash collateralized pursuant to clause (i) or (ii) above, then, without prejudice to any rights or remedies of any Issuing Bank or any other Lender hereunder, all participa- tion fees payable under Section 2.8(b) with respect to such Defaulting Lender’s LC Expo- sure shall be payable to the Issuing Banks (and allocated among them ratably based on the amount of such Defaulting Lender’s LC Exposure attributable to Letters of Credit issued by each Issuing Bank) until and to the extent that such LC Exposure is reallocated and/or cash collateralized; and (d) so long as such Lender is a Defaulting Lender, no Issuing Bank shall be required to issue, amend, renew or extend any Letter of Credit, unless, in each case, it is satisfied that the related exposure and the Defaulting Lender’s then outstanding LC Exposure will be fully covered by the Commitments of the Non-Defaulting Lenders and/or cash collateral provided by the Borrowers in accordance with Section 2.20(c), and participating interests in any such issued, amended, renewed or extended Letter of Credit will be allocated among the Non-Defaulting Lenders in a manner consistent with Section 2.20(c)(i) (and such Defaulting Lender shall not participate therein). In the event that (i) a Bankruptcy Event or a Bail-In Action with respect to a Lender Parent shall have occurred following the date hereof and for so long as such event shall continue or (ii) any Issuing Bank has a good faith belief that any Lender has defaulted in fulfilling its obligations under one or more other agreements in which such Lender commits to extend credit, such Issuing Bank shall not be required to issue, amend, renew or extend any Letter of Credit, unless such Issuing Bank shall have entered into arrangements with the Borrowers or the applicable Lender satisfactory to such Issuing Bank to defease any risk to it in respect of such Lender hereunder. In the event that the Administrative Agent, the Borrower Representative and each Issuing Bank each agree that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the LC Exposure of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Commitment and on such date such Lender shall purchase at par such of the Loans of the other Lenders as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Pro Rata Share; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrowers while such Lender was a Defaulting Lender; provided further that, except as otherwise expressly agreed by the affected parties, no change hereunder from a Defaulting Lender to a Non-Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender’s having been a Defaulting Lender. Section 2.21 Lender Status Confirmation (a) With respect to a Loan to an Irish Borrower, each Lender which becomes a Lender on the day on which this Agreement is entered into confirms for the benefit of the Administrative Agent without liability to any Irish Borrower that, on such date, it is a Qualifying Lender. (b) with respect to a Loan to an Irish Borrower, each Lender which becomes a Party after the date of this Agreement shall indicate, in the Assignment and Acceptance which it executes on becoming a Party, and for the benefit of the Administrative Agent without liability to any Irish Borrower which of the following categories it falls in: (i) not a Qualifying Lender; or (ii) a Qualifying Lender. (c) If a Lender with respect to a Loan to an Irish Borrower fails to indicate its status in accordance with this Section 2.21, then such Lender shall be treated for the purposes of this Agreement (including by the applicable Irish Borrower) as if it is not a Qualifying Lender until such time as it notifies the Borrower Representative or the Administrative Agent which category applies (and the Administrative Agent, upon receipt of such notification, shall inform the Borrower Representative). For the avoidance of doubt, a Loan Document shall not be invalidated by any failure of a Lender to comply with this Section 2.21. SECTION 3. REPRESENTATIONS AND WARRANTIES To induce the Administrative Agent, the Lenders and the Issuing Banks to enter into this Agreement and to make the Loans and to issue Letters of Credit, the Borrower Representative represents and warrants to the Administrative Agent and each Lender that: Section 3.1 Financial Condition. The audited consolidated balance sheet of the Borrower Representative and its consolidated Subsidiaries as at December 31, 2025, and the audited consolidated statements of operations, comprehensive loss and cash flow of the Borrower Representative and its consolidated Subsidiaries for the fiscal period then ended, copies of which have heretofore been furnished to the Administrative Agent for delivery to each Lender, in each case, present fairly in all material respects the consolidated financial condition of the Borrower Representative and its consolidated Subsidiaries as at such date, and the consolidated results of operations and consolidated cash flows of the Borrower Representative and its consolidated Subsidiaries for the fiscal year then ended. Such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the period involved (except as disclosed therein). Section 3.2 No Change. Since December 31, 2025, there has been no development or event that has had or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Section 3.3 Existence; Compliance with Law. Each FTAI Group Member (a) is duly incorporated, organized or formed, registered, validly existing and in good standing (if applicable) under the laws of the jurisdiction of its incorporation, organization, formation or registration, (b) has the organizational power and authority, and all requisite Permits from Governmental Authorities, to own and operate its Property, to lease the Property it leases as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation or other organization or body corporate and in good standing under the laws of each jurisdiction (if applicable) where its ownership, lease or operation of Property or the conduct of its business requires such qualification and (d) is in compliance with all Requirements of Law, except, in the case of clause (a) above with respect to any FTAI Group Member other than the Loan Parties and in the cases of clauses (b), (c) and (d) above, to the extent that failure of the same could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Section 3.4 Power; Authorization; Enforceable Obligations. Each Loan Party has the requisite corporate or other organizational power and authority to make, deliver and perform the Loan Documents to which it is a party. Each Loan Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of the Loan Documents to which it is a party. No material consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority is required in connection with the borrowings hereunder, the granting of Liens pursuant to the Security Documents or the execution, delivery or performance of this Agreement or any of the other Loan Documents, except (i) those consents, authorizations, filings and notices that have been obtained or made and are in full force and effect, (ii) filings in the United States Patent and Trademark Office, the United States Copyright Office, Canadian Intellectual Property Office, Intellectual Property Office of the United Kingdom and European Union Intellectual Property Office in respect of Intellectual Property acquired after the date hereof, (iii) recording of the transfer of registrations and applications for Intellectual Property rights upon foreclosure, (iv) registration of particulars of each Security Document entered into by a Loan Party incorporated in Ireland at the Companies Registration Office in Ireland and payment of associated fees and (v) the filings or other actions referred to in Section 3.19. Each Loan Document has been duly executed and delivered on behalf of each Loan Party that is a party thereto and constitutes a legal, valid and binding obligation of each Loan Party that is a party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). Section 3.5 No Legal Bar. The execution, delivery and performance of this Agreement and the other Loan Documents, the borrowings hereunder and the use of the proceeds thereof will not contravene, violate or result in a breach of or default under any Requirement of Law or any Contractual Obligation of any FTAI Group Member, other than any violation that could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents). Section 3.6 No Material Litigation. No litigation, action, suit, claim, dispute, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrower Representative, threatened by or against any FTAI Group Member or against any of their respective properties or revenues that (i) could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or (ii) purports to affect or pertain to any of the Loan Documents or any of the transactions contemplated hereby or thereby. Section 3.7 No Default. No Default or Event of Default has occurred and is continuing. No FTAI Group Member is in default under or with respect to, or a party to, any Contractual Obligation that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Section 3.8 Ownership of Property; Liens. Each of the FTAI Group Members has title in fee simple or good and valid title, as the case may be, to, or a valid leasehold interest in, or easements or other limited property interests in, all its real or immoveable property necessary in the ordinary conduct of its business, and good title to, or a valid leasehold interest in, or valid license of or other right to use, all its other Property necessary for the conduct of its business as currently conducted, in each case except where the failure to have such title, interest, license or right could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and none of such Property is subject to any Lien except as permitted by Section 6.6. Section 3.9 Intellectual Property. Each of the FTAI Group Members owns, or is licensed or otherwise has the right to use, all Intellectual Property necessary for the conduct of its business as currently conducted except to the extent such failure could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. No claim has been asserted and is pending by any Person against an FTAI Group Member challenging or questioning the use of any Intellectual Property by any FTAI Group Member, or the validity or effectiveness of any Intellectual Property owned by any FTAI Group Member, except to the extent that any such claim could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of the Borrower Representative, the use of Intellectual Property by the FTAI Group Members does not infringe on the Intellectual Property rights of any Person, except for such infringements which could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Section 3.10 Taxes. Each of the FTAI Group Members has filed or caused to be filed all tax returns that are required to be filed and has paid all Taxes due and payable by it (including in its capacity as a withholding agent) other than (a) any amount the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the relevant FTAI Group Member or (b) where the failure to make such filing, payment, deduction, withholding, collection or remittance could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and no Lien for Tax has been filed, and, to the knowledge of the Borrower Representative, no claim is being asserted, with respect to any such Tax, fee or other charge except, in each case, as could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. An Irish Borrower is not required to make any deduction or withholding under Irish law for or on account of any Taxes from any payment made under a Loan Document, provided that each Lender and/or Participant to the relevant Loan Document is a Qualifying Lender and in the case of Treaty Lender has fulfilled all necessary procedural formalities. It is not necessary that the Loan Documents be filed, recorded or enrolled with any court or other authority in Ireland or that any stamp, registration or similar tax be paid under Irish law on or in relation to the Loan Documents or the transactions contemplated by the Loan Documents except the filings referred to in Section 3.19. Section 3.11 Federal Regulations. No part of the proceeds of any Loans, and no other extensions of credit hereunder, will be used for any purpose that violates the provisions of Regulations T, U or X. Section 3.12 Labor Matters. There are no strikes or other labor disputes against any FTAI Group Member pending or, to the knowledge of the Borrower Representative, threatened that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. All payments due from the FTAI Group Members on account of employee health and welfare insurance that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect if not paid have been paid or accrued as a liability on the books of the relevant FTAI Group Member. Section 3.13 ERISA; Canadian Pension Plans; Pensions. (a) As of the date hereof, there are no Pension Plans or Multiemployer Plans and no FTAI Group Member is or has at any time been a participating employer of an occupation pension schemes which is not a defined benefit contribution scheme (as defined in the Pension Act 1990 of Ireland). None of the Borrower Representative or any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan that has resulted or could reasonably be expected to result in a liability under ERISA, except as could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. (b) Except as would not reasonably be expected to result in a Material Adverse Effect: (i) each Canadian Pension Plan is, to the extent required by Canadian Pension Legislation, registered under, and in compliance with Canadian Pension Legislation; and (ii) no Canadian Pension Event has occurred or, to the knowledge of the Borrower Representative, is reasonably expected to occur. (c) No Canadian Pension Plan is a Canadian Defined Benefit Plan and there is no unfunded liability, withdrawal liability or other funding payment of any nature whatsoever, that is or could be required to be paid in the normal course (except for regular contributions or upon termination of, withdrawal from or cessation of participation of any Loan Party in any Canadian Pension Plan in compliance with this Agreement) in respect of a Canadian Pension Plan. (d) To the knowledge of the Borrower Representative, all Canadian Pension Plans are being operated, administered, maintained, invested and funded in compliance with all Canadian Pension Legislation, except for such instances of non-compliance as have not resulted in and would not reasonably be expected to result in a Material Adverse Effect. All premiums, contributions and any other amounts required by applicable Canadian Pension Plan documents or Canadian Pension Legislation to be paid or accrued by any Loan Party, to the extent failure to do so would reasonably be expected to result in a Material Adverse Effect, are being paid or accrued as required. (e) There is no pending termination or winding-up procedure under Canadian Pension Legislation in respect of any Canadian Pension Plan, and, to the knowledge of the Borrower Representative, no event has occurred or circumstance exists under which any Canadian Pension Plan could reasonably be expected to be declared terminated or wound-up, in whole or in part. Section 3.14 Investment Company Act. No Loan Party is an “investment company,” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940. Section 3.15 Subsidiaries. (a) The Persons listed on Schedule 3.15 constitute all the Subsidiaries of the Borrower Representative as of the Closing Date. Schedule 3.15 sets forth as of the Closing Date the name and jurisdiction of incorporation, formation, registration or organization of each Person listed therein and the percentage of each class of Capital Stock of such Person owned by the Borrower Representative and each Subsidiary. (b) As of the Closing Date, there are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments granted to any Person other than the Borrower Representative and its Subsidiaries (other than Management Equity and directors’ qualifying shares or other similar shares required pursuant to applicable Law) of any nature relating to any Capital Stock of any Subsidiary owned directly or indirectly by the Borrower Representative; provided that, with respect to any non-Wholly-Owned Subsidiary, its Capital Stock may be subject to customary rights of first refusal, tag-along, drag-along and other similar rights. Section 3.16 Use of Proceeds. The proceeds of the Loans shall be used for the purposes set forth in the recitals hereto. Section 3.17 Environmental Matters. Other than exceptions to any of the following that could not reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect: (a) The FTAI Group Members and each of their respective facilities and operations: (i) are in compliance with all applicable Environmental Laws; (ii) hold all Environmental Permits (each of which is in full force and effect) required for any of their current operations or for any property owned, leased, or otherwise operated by any of them; (iii) are in compliance with all of their Environmental Permits; (iv) have taken reasonable steps to ensure each of their Environmental Permits will be timely maintained, renewed and complied with; and (v) have no knowledge of any facts or circumstances upon which any such Environmental Permits could reasonably be expected to be adversely amended or revoked. (b) Hazardous Materials are not present at, on, under, in, or emanating from any property now or, to the knowledge of the Borrower Representative, formerly owned, leased or operated by the Borrower Representative or any of its Restricted Subsidiaries, or, to the knowledge of the Borrower Representative, at any other location (including any location to which Hazardous Materials have been sent for reuse or recycling or for treatment, storage, or disposal) which could reasonably be expected to (i) give rise to liability of the Borrower Representative or any of its Restricted Subsidiaries under any applicable Environmental Law or otherwise result in costs to the Borrower Representative or any of its Restricted Subsidiaries, or (ii) interfere with the Borrower Representative’s or any of its Subsidiaries’ continued operations. (c) There are no Environmental Claims to which the Borrower Representative or any of its Restricted Subsidiaries is, or to the knowledge of the Borrower Representative or any of its

Restricted Subsidiaries will be, named as a party that is pending or, to the knowledge of the Borrower Representative or any of its Restricted Subsidiaries, threatened. To the knowledge of the Borrower Representative or any of its Restricted Subsidiaries, there are no facts or circumstances that could reasonably be expected to give rise to any such Environmental Claim. (d) None of the Borrower Representative or any of its Restricted Subsidiaries has received any written request for information, or been notified that it is a potentially responsible party or subject to liability under or relating to the federal Comprehensive Environmental Response, Compensation, and Liability Act of 1980 or any other Environmental Law, or with respect to any Hazardous Materials, excluding any such matters that have been fully resolved with no further obligation or liability on the part of the Borrower Representative or any of its Restricted Subsidiaries. (e) None of the Borrower Representative or any of its Restricted Subsidiaries has entered into or agreed to any consent decree, order, or settlement or other agreement, or is subject to any judgment, decree, or order or other agreement, in any judicial, administrative, arbitral or other form of dispute resolution, relating to compliance with or liability under any Environmental Law, excluding any such matters that have been fully resolved with no further obligation or possible liability on the part of the Borrower Representative or any of its Restricted Subsidiaries. Section 3.18 Accuracy of Information, Etc. No statement or information contained in this Agreement, any other Loan Document, or any other document, certificate or written statement furnished to the Administrative Agent, the Issuing Banks or the Lenders or any of them, by or on behalf of any Loan Party for use in connection with the transactions contemplated by this Agreement or the other Loan Documents, when taken as a whole, contained as of the date such statement, information, document or certificate was so furnished (as modified or supplemented by other information so furnished), any untrue statement of a material fact or omitted to state a material fact necessary to make the statements contained herein or therein, in the light of the circumstances under which they were made, not materially misleading. The projections and pro forma financial information contained in the materials referenced above are based upon good faith estimates and assumptions believed by management of the Borrower Representative to be reasonable at the time made, it being recognized by the Lenders that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount. The Borrower Representative has disclosed to the Administrative Agent and the Lenders all agreements, instruments and corporate or other restrictions to which it or any of its Restricted Subsidiaries is subject, and all other matters known to it, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. As of the Closing Date, the information included in the Beneficial Ownership Certification is true and correct in all respects. Section 3.19 Security Documents. Subject to the provisions of this Agreement (including Section 5.10(c)) and the other relevant Loan Documents (including the limitations set forth therein) and applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting the enforcement of creditors’ rights generally and to general equitable principles (whether enforcement is sought by proceedings in equity or at law): (a) upon execution and delivery thereof, each of the Security Documents will be effective to create in favor of the Administrative Agent for the benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral described therein; and (b) in the case of (i) any Pledged Equity as described in the Security Documents (other than the Irish Security Agreement) which is in certificated form (if applicable), when any stock, share, membership or partnership unit certificates representing such Pledged Equity are delivered to, and in the possession of, the Administrative Agent and (ii) the other Collateral described in the Security Documents, when financing statements and other filings in appropriate form are filed or registered in the office specified on Schedule 3.19 (or any other applicable schedule delivered to the Administrative Agent by the Borrower Representative after the Closing Date), the security interest created in favor of the Administrative Agent for the benefit of the Secured Parties in the Pledged Equity and other Collateral described in the Security Documents shall constitute a fully enforceable and perfected (to the extent perfection is required under the Loan Documents) Lien on, and security interest in, all right, title and interest of the Loan Parties in such Pledged Equity and other Collateral, in which a security interest may be perfected by delivery to the Administrative Agent of such Pledged Equity or by filing a financing statement in the United States or other filing or registration in any applicable non-U.S. jurisdiction as security for the Obligations, in each case, prior and superior in right to any other Person (other than Persons holding Liens or other encumbrances or rights that are permitted by this Agreement pursuant to Section 6.6). Section 3.20 Solvency. As of the Closing Date and after giving effect to any Loans made on the Closing Date, the Borrower Representative and its Subsidiaries, on a consolidated basis, are Solvent. Section 3.21 [Reserved]. Section 3.22 Anti-Money Laundering and Anti-Corruption Laws; Sanctions. (a) To the extent applicable, each FTAI Group Member is in compliance and the operations of each FTAI Group Member are and have been conducted at all times in compliance, in all material respects, with all applicable financial recordkeeping and reporting requirements, including those of the (i) the Trading with the Enemy Act and each of the foreign assets control regulations of the United States Treasury Department (31 C.F.R., Subtitle B, Chapter V) and any other enabling legislation or executive order relating thereto, (ii) the PATRIOT Act and (iii) the applicable anti-money laundering statutes of jurisdictions where such FTAI Group Member conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority including, without limitation, the Canadian AML Laws (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any Governmental Authority involving any FTAI Group Member with respect to the Anti-Money Laundering Laws is pending or, to the best knowledge of the Loan Parties party hereto, threatened. (b) No part of the proceeds of the Loans or Letters of Credit will be used, directly or, to the knowledge of any FTAI Group Member, indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977 (the “FCPA”), or otherwise in furtherance of an offer, payment, promise to pay or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any applicable anti-corruption laws including, without limitation, the Canadian Anti-Corruption Laws. No FTAI Group Member or any director or officer thereof, nor, to the knowledge of any FTAI Group Member, any employee, agent, Affiliate or representative thereof, has taken or will take any action in furtherance of an offer, payment, promise to pay or authorization or approval of the payment, giving or receipt of money, property, gifts or anything else of value, directly or, to the knowledge of any FTAI Group Member, indirectly, to any government official (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for public office) in order to influence official action, or to any Person in violation of the FCPA, the Canadian Anti-Corruption Laws or any other applicable anti-corruption laws. The FTAI Group Members have conducted their businesses in compliance in all material respects with the FCPA, the Canadian Anti- Corruption Laws and other applicable anti-corruption laws and have instituted and maintained and will continue to maintain policies and procedures reasonably designed to promote and achieve compliance with such laws and with the representations and warranties contained in this clause (b). (c) No FTAI Group Member or any director or officer thereof, nor, to the knowledge of any FTAI Group Member, any employee, agent, Affiliate or representative of any FTAI Group Member, is a Person that is, or is owned or controlled by one or more Persons that are, (i) on the list of “Specially Designated Nationals and Blocked Persons”, (ii) the subject of any sanctions administered or enforced by the Office of Foreign Assets Control of the U.S. Treasury Department, the United Nations Security Council, the European Union, Ireland, the Government of Canada (including Global Affairs Canada and Public Safety Canada), His Majesty’s Treasury or other relevant sanctions authority (collectively, “Sanctions”) or (iii) located, organized or resident in a country or territory that is the subject of comprehensive Sanctions (currently, Crimea and the non-government controlled areas of the Zaporizhzhia and Kherson regions of Ukraine, Cuba, Iran, North Korea, the so-called People’s Republic of Luhansk and the so-called People’s

Republic of Donetsk); and the Borrowers will not directly or, to the knowledge of any FTAI Group Member, indirectly, use the proceeds of the Loans or Letters of Credit or lend, contribute or otherwise make available such proceeds to any Person (A) to fund or facilitate, in violation of Law, any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions or (B) in any other manner that will result in a violation of Sanctions by any Person. The FTAI Group Members have instituted and maintained and will continue to maintain policies and procedures reasonably designed to promote and achieve compliance with applicable Sanctions and with the representations and warranties contained in this clause (c). Section 3.23 Insurance. The properties of the Borrower Representative and the other FTAI Group Members are insured with financially sound and reputable insurance companies that are not Affiliates of the Borrower Representative, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Borrower Representative or the applicable FTAI Group Member operates. SECTION 4. CONDITIONS PRECEDENT Section 4.1 Closing Date. This Agreement, and the obligations of each Lender to make Loans and of the Issuing Banks to issue Letters of Credit hereunder, shall not become effective until the date on which each of the following conditions precedent is satisfied (or waived): (a) Credit Agreement. The Administrative Agent shall have received: (i) this Agreement, executed and delivered by a duly authorized officer or signatory of the Borrower Representative. (ii) (A) the Security Documents and the Guarantee Agreement, executed and delivered by a duly authorized officer or signatory of each Loan Party party thereto, (B) subject to Section 5.10(c), evidence that all actions (including the filing of Uniform Com- mercial Code financing statements and amendments to existing Uniform Commercial Code financing statements and delivery to the Administrative Agent of the certificates and in- struments required to be delivered pursuant to the Security Documents) required by the Security Documents or under applicable Law or reasonably requested by the Administra- tive Agent to perfect (to the extent perfection is required under the Loan Documents) the Liens created by the Security Documents have been completed and (C) in respect of the Irish Security Agreement, an agreed form draft security filing in respect of the Irish Secu- rity Agreement for filing with the Companies Registration Office of Ireland, prepared by the Irish legal advisors to the Administrative Agent and approved by the Irish legal advisors to the Loan Parties. (iii) (A) the Canadian Security Documents, executed and delivered by a duly authorized officer or signatory of each Canadian Loan Party party thereto and (B) subject to Section 5.10(c), evidence that all actions (including the filing of PPSA financing state- ments, the applications for registration at the RPMRR and delivery to the Administrative Agent of the certificates and instruments required to be delivered pursuant to the Canadian Security Documents) required by the Canadian Security Documents or under applicable Law or reasonably requested by the Administrative Agent to perfect (to the extent perfec- tion is required under the Loan Documents) the Liens created by the Canadian Security Documents have been completed. (c) Financial Statements and Other Financial Information. The Lenders shall have received the financial statements and other financial information described in Section 3.1. (d) Fees and Expenses. The Borrower Representative shall have paid (or the initial Lenders and/or the Administrative Agent shall withhold from the proceeds of any Loans on the

Closing Date), all fees due and payable as of the Closing Date pursuant to Section 2.8 to the Administrative Agent (for distribution, as appropriate, to the Lenders), and all expenses required to be paid pursuant to Section 9.5 for which reasonably detailed invoices have been presented at least three (3) Business Days prior to the Closing Date shall have been paid to the Administrative Agent. (e) Solvency Certificate. The Lenders shall have received a solvency certificate, substantially in the form of Exhibit F, executed by a Responsible Officer of the Borrower Representative. (f) Lien Searches. The Administrative Agent shall have received the results of recent Uniform Commercial Code, PPSA, RPMRR, Tax and judgment lien searches in each relevant jurisdiction reasonably requested by the Administrative Agent with respect to each of the entities set forth on Schedule 4.1(e) as well as searches of the United States Patent and Trademark Office, United States Copyright Office and Canadian Intellectual Property Office; and such searches shall reveal no Liens on any of the Collateral except for Liens permitted by Section 6.6 or Liens to be discharged on or prior to the Closing Date. (g) Closing Certificate. The Administrative Agent shall have received a certificate of each Loan Party, dated the Closing Date, substantially in the form of Exhibit B or otherwise in form and substance reasonably satisfactory to the Administrative Agent, with appropriate insertions, modifications and attachments (including, without limitation, to reflect appropriate or customary form in any applicable Covered Foreign Jurisdiction), including certificates of good standing of each Loan Party incorporated, formed and/or registered in the Cayman Islands. (h) Legal Opinions. The Administrative Agent shall have received, in form and substance reasonably acceptable to the Administrative Agent, a legal opinion of (i) Skadden, Arps, Slate, Meagher & Flom LLP, New York, California and Delaware counsel to the Borrower Representative and its Subsidiaries, (ii) Conyers Dill & Pearman Limited, Bermuda counsel to the Borrower Representative and its Subsidiaries, (iii) McMillan LLP, Canadian counsel to the Borrower Representative and its Subsidiaries, (iv) Arthur Cox LLP, Irish counsel to the Administrative Agent and the Lenders, and (v) Maples and Calder (Cayman) LLP, Cayman Islands counsel to the Borrower Representative and its Subsidiaries, each dated the date hereof and addressed to the Administrative Agent and the Lenders. (i) PATRIOT Act; Beneficial Ownership. The Lenders shall have received, at least three Business Days prior to the Closing Date, to the extent requested sufficiently in advance thereof, all documentation and other information with respect to the Borrower Representative required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act. If the Borrower Representative qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Borrower Representative shall have delivered to the Administrative Agent, at least three Business Days prior to the Closing Date, a Beneficial Ownership Certification to the extent requested by the Administrative Agent at least ten Business Days prior to the Closing Date. (j) Accrued Interest and Fees. The Borrower Representative shall have paid to the Administrative Agent all accrued and unpaid interest and fees under the Third Amended and Restated Credit Agreement through the Closing Date; provided that no Lender party to the Third Amended and Restated Credit Agreement immediately prior to the effectiveness of this Agreement, notwithstanding anything to the contrary therein (including Section 2.15 thereof), shall be entitled to payment of any breakage costs in connection with the effectiveness of this Agreement. Section 4.2 Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing, and of the Issuing Banks to issue, amend, renew or extend any Letter of Credit, is subject to receipt of the request therefor in accordance herewith and to the satisfaction of the following conditions: (a) Representations and Warranties. The representations and warranties contained herein and in the other Loan Documents shall be true and correct in all material respects, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text hereof. (b) No Default. No event shall have occurred and be continuing or would result from the making of the Loans or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, that would constitute an Event of Default or a Default. (c) Funding Notice. The applicable Borrower shall deliver to the Administrative Agent a fully executed Funding Notice. Each Borrowing (provided that a conversion or a continuation of a Borrowing shall not constitute a “Borrowing” for purposes of this Section) and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Borrower Representative on the date thereof as to the matters specified in paragraphs (a) and (b) of this Section. SECTION 5. AFFIRMATIVE COVENANTS The Borrower Representative agrees that, so long as the Termination Conditions have not been satisfied, the Borrower Representative shall and shall cause each of the Restricted Subsidiaries of the Borrower Representative to: Section 5.1 Financial Statements. Furnish to the Administrative Agent for delivery to each Lender and each Issuing Bank and take the following actions: (a) within 90 days (or the successor time period then in effect under the Exchange Act for a non-accelerated filer plus any grace period provided by Rule 12b-25 under the Exchange Act) after the end of each fiscal year of the Borrower Representative, beginning with the fiscal year ending December 31, 2026, a copy of the audited consolidated balance sheet of the Borrower Representative and its consolidated Subsidiaries as at the end of such year and the related audited consolidated statements of operations and of cash flows for such year, setting forth in each case in comparative form the figures as of the end of and for the previous year, audited by KPMG LLP or other independent certified public accountants of nationally recognized standing, together with a report and opinion by such certified public accountants, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit; and (b) not later than 45 days (or the successor time period then in effect under the Exchange Act for a non-accelerated filer plus any grace period provided by Rule 12b-25 under the Exchange Act) after the end of each fiscal quarter of the Borrower Representative, beginning with the fiscal quarter ending March 31, 2026, the unaudited consolidated balance sheet of the Borrower Representative and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of operations and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures as of the end of and for the corresponding period in the previous year, certified by a Responsible Officer of the Borrower Representative as being fairly stated in all material respects (subject to normal year-end audit adjustments and the absence of footnotes). (c) If the Borrower Representative has designated any of its Subsidiaries as an Unrestricted Subsidiary, then the annual and quarterly information required by Section 5.1(a) and 5.1(b) shall include reasonably descriptive financial information (which need not be audited or reviewed by the Borrower Representative’s auditors) regarding such Unrestricted Subsidiaries; provided that no such information shall be required if such financial information is not material compared to the applicable financial information of the Borrower Representative and its Subsidiaries on a consolidated basis or if such Unrestricted Subsidiaries are not material to the Borrower Representative and its Subsidiaries on a consolidated basis. Financial statements, segment information and other information required to be delivered pursuant to this Section 5.1, Section 5.2 or Section 5.7 may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower Representative, as applicable, posts such financial statements, segment information or other information, or provides a link thereto, on the website of the Borrower Representative, as applicable; (ii) on which such financial statements, segment information or other information is posted on behalf of the Borrower Representative on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial or third-party website or whether sponsored by the Administrative Agent); or (iii) to the extent such financial statements, segment information or other information are set forth in the Borrower Representative’s Form 10-K or 10- Q, as applicable, filed with the SEC, on which date such documents are filed for public availability on the SEC’s Electronic Data Gathering and Retrieval System; provided that except in the case of clause (iii) the Borrower Representative shall notify the Administrative Agent by facsimile or electronic mail of the posting of any such documents and provide to the Administrative Agent electronic versions of such documents. Notwithstanding the foregoing, the obligations in this Section 5.1 and in Section 5.2 may be satisfied with respect to any financial statements of the Borrower Representative by furnishing (x) the applicable financial statements of any Parent Company or (y) such Parent Company’s Form 10-K or 10-Q, as applicable, filed with the SEC, in each case, within the time periods specified in such clauses; provided that, with respect to each of clauses (x) and (y), (i) to the extent such financial statements relate to any Parent Company, such financial statements shall be accompanied by consolidating information (which consolidating information need not be audited and may be in footnote form) that summarizes in reasonable detail the differences between the information relating to such Parent Company and its consolidated Subsidiaries (other than the Borrower Representative and its consolidated Subsidiaries), on the one hand, and the information relating to the Borrower Representative and its consolidated Subsidiaries on a standalone basis, on the other hand, (ii) to the extent such materials are in lieu of financial statements required to be provided under Section 5.1(a), such materials shall be accompanied by a report and opinion of KPMG LLP or other independent certified public accountants of nationally recognized standing, which report and opinion shall satisfy the applicable requirements set forth in Section 5.1(a) as if references therein to the Borrower Representative were references to such Parent Company, and (iii) such financial statements shall be deemed to be the Borrower Representative’s financial statements for all purposes under the Loan Documents. Section 5.2 Certificates; Other Information. Furnish to the Administrative Agent for delivery to each Lender and each Issuing Bank: (a) concurrently with the delivery of any financial statements pursuant to Section 5.1, a Compliance Certificate of the Borrower Representative (the first such Compliance Certificate to be delivered for the fiscal quarter ending March 31, 2026) as of the last day of the fiscal quarter or fiscal year of the Borrower Representative, as the case may be; (b) no later than 60 days after the end of each fiscal year of the Borrower Representative, beginning with the fiscal year ending December 31, 2026, a consolidated budget for the Borrower Representative and its Subsidiaries for the following fiscal year (including a consolidated statement of projected results of operations of the Borrower Representative and its consolidated Subsidiaries as of the end of the following fiscal year presented on a quarterly basis); (c) concurrently with the delivery of any financial statements pursuant to Section 5.1(a) or (b), a narrative discussion and analysis of the financial condition and results of operations of the Borrower Representative and its consolidated Subsidiaries, in each case, for such fiscal quarter and for the period from the beginning of the then current fiscal year to the end of such fiscal quarter; (d) if any Loan Party shall (i) change its jurisdiction of organization or incorporation, type of organization or company or the location of its sole place of business, registered office or chief executive office after the Closing Date due to any action by any Loan Party; or (ii) change its legal name, such Loan Party shall, on or before the date that is thirty (30) days following such change (or such longer period as the Administrative Agent may agree to in its discretion), give the Administrative Agent written notice thereof; (e) promptly, from time to time, such other customary information regarding the operations, business affairs and financial condition of the Borrower Representative and its Restricted Subsidiaries and their compliance with the terms of any Loan Document, in each case, as the Administrative Agent may reasonably request (for itself or on behalf of any Lender or Issuing Bank); and (f) concurrently with any delivery of the Compliance Certificate for financial statements under Section 5.1(a), a certificate of a Responsible Officer (which may be in such Compliance Certificate) setting the information required pursuant to the Perfection Certificate (as defined in the Security Agreement and including any similar certificate delivered by any Loan Party formed or organized in Canada) (which may take the form of a fresh Perfection Certificate or supplement thereto) or confirming that there has been no change in such information since the date of the Perfection Certificate or latest Perfection Certificate supplement. The Borrower Representative hereby acknowledges that certain of the Lenders may be Public Lenders and, if documents or notices required to be delivered pursuant to Section 5.1 or this Section 5.2 or otherwise are being distributed through IntraLinks/IntraAgency, SyndTrak or another relevant website or other information platform (the “Platform”), any document or notice that the Borrower Representative has not clearly and conspicuously marked “PUBLIC” shall not be posted on that portion of the Platform designated for such Public Lenders. The Borrower Representative agrees to use commercially reasonable efforts to clearly designate all information provided to the Administrative Agent by or on behalf of the Borrower Representative which is suitable to make available to Public Lenders. If the Borrower Representative has not indicated whether a document or notice delivered pursuant to this paragraph contains Non-Public Information, the Administrative Agent reserves the right to post such document or notice solely on that portion of the Platform designated for Lenders who wish to receive Non-Public Information with respect to the Borrower Representative, its Subsidiaries and their securities (“Private Side Information”). Each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected to receive Private Side Information in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States federal and state securities laws, to make reference to communications that are not made through the “Public” portion of the Platform and that may contain Non-Public Information. Section 5.3 Payment of Taxes. Pay, before the same shall become delinquent or in default, all Taxes except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings and adequate reserves with respect thereto are maintained on the books of the Borrower Representative or its Restricted Subsidiaries or (b) the failure to make payment could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Section 5.4 Conduct of Business and Maintenance of Existence; Compliance with Law. (a)(i) Preserve, renew and keep in full force and effect its organizational existence and good standing (if applicable) in its jurisdiction of incorporation or organization and (ii) take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business, except, in each case, as otherwise permitted by Section 6.4 or 6.9 or, other than with respect to the organizational existence of each of the Loan Parties, to the extent that failure to do so could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and (b) comply with all Requirements of Law, except to the extent that failure to comply therewith could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 5.5 Maintenance of Property; Insurance. (a) Keep all real and tangible Property and systems used, useful, or necessary in its business in good working order and condition, ordinary wear and tear excepted, except to the extent the failure to do so could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (b) maintain with financially sound and reputable insurance companies, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts (after giving effect to any self-insurance reasonable and customary for similarly situated Persons engaged in the same or similar businesses) as are customarily carried under similar circumstances by such other Persons, in each case, as reasonably determined in good faith by the Borrower Representative and (c) if any improvements on any Material Real Estate Asset that is located in a community in the United States that participates in the National Flood Insurance Program subject to a Mortgage are at any time located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a special flood hazard area, then the Borrower Representative shall, or shall cause the applicable Loan Party to, (i) maintain, or cause to be maintained, with a financially sound and reputable insurer, flood insurance in an amount reasonably satisfactory to the Administrative Agent and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to the Flood Insurance Laws, (ii) include the Administrative Agent, on behalf of the Secured Parties, as loss payee and mortgagee thereunder and (iii) upon the request of Administrative Agent, deliver to the Administrative Agent evidence of such compliance in form and substance reasonably acceptable to the Administrative Agent, including without limitation, evidence of annual renewals of such insurance. As soon as reasonably practicable after the Closing Date, the Borrower Representative agrees to use commercially reasonable efforts to cause the Administrative Agent to be named as an additional insured and lender loss payee/mortgagee, as applicable, under all such insurance maintained by the Loan Parties (other than any director and officer liability insurance and workers compensation insurance). Section 5.6 Inspection of Property; Books and Records; Discussions. (a) Keep proper books of records and account in which entries which are full, true and correct, in all material respects, in conformity with GAAP shall be made of all material dealings and transactions in relation to its business and activities, (b) upon the request of the Administrative Agent or the Required Lenders, participate in a meeting or conference call with the Administrative Agent and the Lenders once during each fiscal quarter at such time as may be agreed to by the Borrower Representative and the Administrative Agent (provided that the requirements of this clause (b) shall be satisfied by the Borrower Representative providing the Lenders with access to any earnings call for such fiscal quarter with the holders of the Capital Stock of the Borrower Representative) and (c) permit representatives of the Administrative Agent to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time during normal business hours and as often as may reasonably be desired (but the Administrative Agent may not have more than one visit per any twelve month period except during an Event of Default), upon reasonable advance notice to the Borrower Representative, and to discuss the business, operations, properties and financial and other condition of the Borrower Representative and the Borrower Representative’s Restricted Subsidiaries with officers and employees of the Borrower Representative and the Borrower Representative’s Restricted Subsidiaries and with their independent certified public accountants (and the Borrower Representative will be given the opportunity to participate in any such discussions with such independent certified accountants). So long as no Event of Default has occurred and is continuing at the time of such inspection, the Borrower Representative shall not bear the cost of more than one such inspection per calendar year by the Administrative Agent (or its representatives); provided that in any event, no more than two such inspections shall be conducted in any calendar year if no Event of Default has occurred and is continuing. Notwithstanding anything to the contrary in this Section 5.6, none of the Borrower Representative and its Subsidiaries will be required to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any document, information or other matter that (i) constitutes non-financial trade secrets or non-financial proprietary information, (ii) in respect of which disclosure to the Administrative Agent (or its representatives) is prohibited by any Requirement of Law or any binding agreement (provided that, with respect to any prohibition by any binding agreement, the Borrower Representative shall attempt to obtain consent to such disclosure if reasonably requested by the Administrative Agent) or (iii) is subject to attorney- client or similar privilege or constitutes attorney work product. Section 5.7 Notices. Promptly after obtaining knowledge of the same, give notice to the Administrative Agent of: (a) the occurrence of any Default or Event of Default; (b) any dispute, claim, litigation, investigation or proceeding (i) affecting the Borrower Representative or any of its Subsidiaries that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (ii) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby; (c) any change in the information provided in the Beneficial Ownership Certification delivered to such Lender that would result in a change to the list of beneficial owners identified in such certification; (d) [reserved]; and (e) any other development or event that has had or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Each notice pursuant to this Section 5.7 shall be accompanied by a statement of a Responsible Officer of the Borrower Representative setting forth details of the occurrence referred to therein and stating what action the Borrower Representative or the relevant Subsidiary has taken or proposes to take with respect thereto. Section 5.8 Environmental Laws. (a) Except in each case to the extent the failure to do so could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, comply with, and use commercially reasonable efforts to ensure compliance by all tenants and subtenants, if any, with, all applicable Environmental Laws, and obtain and comply with and maintain, and use commercially reasonable efforts to ensure that all tenants and subtenants obtain and comply with and maintain, any and all material Environmental Permits. (b) Except in each case to the extent the failure to do so could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other similar actions required by any Governmental Authority under Environmental Laws, and promptly comply with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws. Section 5.9 Plan Compliance; Pensions. (a) Except as could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, establish, maintain and operate any and all Pension Plans, Canadian Pension Plans (including Canadian Multi-Employer Pension Plans), Multiemployer Plans and Foreign Employee Benefit Plans (other than government-sponsored plans) in compliance with all Requirements of Law applicable thereto and the respective requirements of the governing documents for such plans to the extent the Borrower

Representative or any Commonly Controlled Entity has the authority to establish, maintain and operate such plans. (b) The Borrower Representative shall ensure that no FTAI Group Member is or has been at any time a participating employer in an occupational pension scheme which is not a defined contribution scheme as defined in the Pensions Act 1990 of Ireland. Section 5.10 Further Assurances; Additional Collateral, etc. (a) From time to time execute and deliver, or cause to be executed and delivered, such addi- tional instruments, certificates or documents, and take all such actions, as the Administrative Agent may reasonably request in order to grant, preserve, maintain, protect, and perfect (or continue the perfection of) (if and to the extent contemplated or required under the Security Documents) the validity and priority of the Liens and security interests created or intended to be created by the terms of the Security Documents. Upon the exercise by the Administrative Agent or any other Secured Party of any power, right, privilege or remedy pursuant to this Agreement or the other Loan Documents which requires any consent, approval, recording, qualification or authorization of any Governmental Authority, the Borrower Representative will, if reasona- bly requested by the Administrative Agent, use commercially reasonable efforts to execute and deliver, or will cause the execution and delivery of, all applications, certifications, instruments and other documents and papers that the Administrative Agent or such Secured Party may be reasonably required to obtain from the Borrower Representative or any of its Subsidiaries for such governmental consent, approval, recording, qual- ification or authorization. (b) With respect to any Material Real Estate Asset acquired by any Loan Party after the Closing Date, within one hundred twenty (120) days of such acquisition (which date may be extended in the Admin- istrative Agent’s reasonable discretion), the Borrower Representative shall cause to be delivered to the Ad- ministrative Agent with respect to such Material Real Estate Asset that constitutes Collateral: (i) a Mortgage encumbering such Material Real Estate Asset in favor of the Admin- istrative Agent, for the benefit of the Secured Parties, duly executed and acknowledged by each Loan Party that is the owner of or holder of any interest in such Material Real Estate Asset, and otherwise in form for recording in the recording office of each applicable political subdivision or jurisdiction where each such Material Real Estate Asset is situated, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof to create a lien under applicable Law, and such financing statements, title deeds and any other instruments necessary to grant a mortgage lien under the laws of any applicable jurisdiction, all of which shall be in form and substance reasonably satisfactory to Administrative Agent; (ii) with respect to each Mortgage, a policy of title insurance (or marked up title in- surance commitment having the effect of a policy of title insurance) insuring the Lien of such Mort- gage as a valid first mortgage Lien on the Material Real Estate Asset described therein in an amount equal to the Fair Market Value of such Material Real Estate Asset or such other lesser amount as is reasonably acceptable to the Administrative Agent, which policy (or such marked up commitment) (each, a “Title Policy”) shall (A) be issued by a nationally recognized title insurance company (the “Title Company”), (B) have been supplemented by such endorsements to the extent available in the applicable jurisdiction at commercially reasonable rates, as shall be reasonably requested by the Administrative Agent, and (C) contain no exceptions to title other than Permitted Liens or any other matters to which the Administrative Agent or the Secured Parties do not object; (iii) ALTA/NSPS Surveys with respect to each such Material Real Estate Asset (or similar surveys with respect to each Material Real Estate Asset located in any Covered Foreign Jurisdiction); provided, however, that a new ALTA/NSPS Survey shall not be required to the extent that (x) an existing survey together with an “affidavit of no change” satisfactory to the Title Com- pany is delivered to the Title Company and (y) the Title Company removes the standard survey exception and provides reasonable and customary survey related endorsements and other similar coverages in the applicable Title Policy;

(iv) a completed “Life-of-Loan” Federal Emergency Management Agency standard flood hazard determination with respect to each such Material Real Estate Asset and, if any im- provements on any such Material Real Estate Asset are located within an area designated by the Federal Emergency Management Agency (or any successor agency) as a “special flood hazard area”, and such Material Real Estate Asset is located in a community in the United States that participates in the National Flood Insurance Program, a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower Representative and evidence of flood insurance as required under Section 5.5 hereof; (v) such affidavits, certificates, information and instruments of indemnification (in- cluding a so-called “gap” indemnification, if required by the Title Company) as shall be required to induce the Title Company to issue the Title Policy/ies and endorsements contemplated above; (vi) evidence reasonably acceptable to the Administrative Agent of payment by the Borrower Representative of all Title Policy premiums, search and examination charges, escrow charges and related charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the Mortgages and issuance of the Title Policy/ies contemplated above; (vii) favorable written opinions, addressed to the Administrative Agent and the Se- cured Parties, of local counsel to the Loan Parties in each jurisdiction (i) where a Material Real Estate Asset is located regarding the enforceability of each such Mortgage and such other matters as may be reasonably requested by the Administrative Agent and (ii) where the applicable Loan Party granting the Mortgage on said Material Real Estate Asset is organized, regarding the due execution and delivery, the corporate formation or incorporation, existence and good standing (if applicable) of the applicable Loan Party, and such other matters as may be reasonably requested by the Administrative Agent, in each case, in form and substance reasonably satisfactory to the Admin- istrative Agent; and (viii) with respect to each Material Real Estate Asset located in Canada, a copy of the “Phase I” environmental site assessment, together with a reliance letter for such assessment. Notwithstanding anything to the contrary contained herein, no Loan Party shall grant any Mortgage until (i) the Administrative Agent has provided written notice to the Borrower Representative of the completion of all required flood insurance due diligence and flood insurance compliance which notice states that the Administrative Agent is reasonably satisfied with the results thereof and (ii) the Administrative Agent has provided notice to the Lenders of such Mortgage at least 45 days prior to the execution thereof and no Lender has provided notice to the Borrower Representative and the Administrative Agent that it has not completed any necessary flood insurance due diligence or flood insurance compliance or that it is not reasonably satisfied with the results of any such due diligence or compliance; provided that any Lender that does not deliver such notice within such period shall be deemed to have completed all necessary flood insurance due diligence and flood insurance compliance (and the date by which any Loan Party is required to deliver Mortgages hereunder shall automatically be extended to the extent necessary to comply with the foregoing). Each of the parties hereto acknowledges and agrees that the grant of any Mortgage on a Material Real Estate Asset of any Loan Party (or any increase, extension or renewal of any Loans or Commitments (but excluding the continuation of borrowings) at a time when any Material Real Estate Asset is subject to a Mortgage) shall be subject to (and conditioned upon) the prior delivery to the Administrative Agent of “life-of-loan” Federal Emergency Management Agency standard flood hazard determinations with respect to each applicable Material Real Estate Asset and, to the extent any improved Material Real Estate Asset is located in an area determined by the Federal Emergency Management Agency (or any successor agency) to be a special flood hazard area, (i) delivery by the Administrative Agent to the Borrower Representative of a notice of special flood hazard area status and flood disaster assistance and (ii) evidence of flood insurance as required by

Section 5.5 hereof. (c) Notwithstanding anything to the contrary herein or in any other Loan Document: (i) Liens required to be granted from time to time pursuant to this Agreement shall be subject to exceptions and limitations set forth herein and in the applicable Security Documents; (ii) no actions will be required to be taken, and the Administrative Agent will not be authorized to take any action, in any jurisdiction or required by the laws of any jurisdiction other than the U.S. and each Covered Foreign Jurisdiction to create any security interests in assets located or titled outside of the U.S. or any Covered Foreign Jurisdiction or to perfect or make enforceable any security interests in any such assets, and no Loan Party shall have any obligation to (or to cause its Restricted Subsidiaries to) perfect or record notice of any security or Lien in any Intellectual Property created, registered or applied-for in any jurisdiction other than the United States, the United Kingdom, Canada, Ireland and the European Union (it being understood that there shall be no secu- rity agreements or pledge agreements governed under the laws of any jurisdiction other than the U.S. and each Covered Foreign Jurisdiction and no filings, searches or schedules other than in the U.S. and each Covered Foreign Jurisdiction); (iii) no actions will be required to perfect a security interest in (A) any engines or other aviation assets (or any parts thereof) constituting Collateral, (B) any assets subject to a certificate of title, any retention of title, extended retention of title rights, or similar rights, (C) the Equity Interests of any Excluded Subsidiary or (D) letter-of-credit rights not constituting supporting obligations of other Collateral, except in the case of each of the foregoing clauses (A) through (D), perfection actions limited solely to the filing of a UCC financing statement or equivalent filings under the laws of any Covered Foreign Jurisdiction including any filings under the PPSA, any publications at the RPMRR and any filings with the Irish Companies Registration Office; (iv) no landlord lien waivers, consents, estoppels, collateral access letters or similar letter or agreement shall be required to be delivered in connection with any Collateral; (v) no perfection of a security interest in any asset shall be required to the extent perfection of a security interest in such asset would be prohibited or to the extent perfection does not apply under any applicable Law; (vi) any joinder or supplement to any Loan Document executed by any Parent Com- pany or Restricted Subsidiary that becomes a Loan Party may, with the consent of the Administra- tive Agent, include such schedules (or updates to schedules) as may be necessary to qualify any representation or warranty with respect to such Parent Company or Restricted Subsidiary set forth in any Loan Document to the extent necessary to ensure that such representation or warranty is true and correct in all material respects to the extent required thereby or by the terms of any other Loan Document; (vii) the Administrative Agent shall not require the taking of a Lien on, or require the perfection of any Lien granted in, those assets as to which the cost of obtaining or perfecting such Lien, as applicable, (including any mortgage, stamp, intangibles or other Tax or expenses relating to such Lien) is excessive in relation to the benefit to the Lenders of the security afforded thereby as reasonably determined by the Borrower Representative and the Administrative Agent; and (viii) no actions shall be required with respect to assets requiring perfection through control agreements or perfection by “control” (as defined in the UCC) (other than in respect of (A) Deposit Accounts and Securities Accounts (in each case, other than Excluded Accounts) pursuant to Section 5.15 and (B) certificated Equity Interests of Wholly-Owned Restricted Subsidiaries and

joint ventures that are not Excluded Subsidiaries and which are otherwise required to constitute Collateral). Section 5.11 Post-Closing Covenants. The Borrower Representative shall, and shall cause the Restricted Subsidiaries to, take the actions (if any) set forth on Schedule 5.11 within the time periods specified therein (or within such longer period of time or by such later date as the Administrative Agent may agree in its reasonable discretion). Section 5.12 Use of Proceeds. Use the proceeds of the Loans only for those purposes set forth in Section 3.16. Section 5.13 [Reserved]. Section 5.14 Guarantees. (a) On the Closing Date, the Borrower Representative will cause FTAI Aviation Ltd., a Cay- man Islands exempted company, and each of the Borrower Representative’s Subsidiaries (other than Ex- cluded Subsidiaries) as of the Closing Date to become Guarantors by executing and delivering to the Admin- istrative Agent a Guarantee Agreement, substantially in the form of Exhibit E hereto, and to enter into any applicable Security Documents. In addition, within sixty (60) days (or such longer period as the Adminis- trative Agent may agree) after (i) the acquisition or formation of a Subsidiary that is not an Excluded Sub- sidiary by a Loan Party or (ii) an Excluded Subsidiary that is a Subsidiary ceasing to constitute an Excluded Subsidiary, the applicable Loan Party shall cause such Subsidiary to satisfy the Joinder Requirements (as defined below). As used herein, the term “Joinder Requirements” means that the applicable Subsidiary: (i) executes and delivers to the Administrative Agent (i) a Guarantee Agreement, the form of which is attached as Exhibit E hereto or a joinder thereto, pursuant to which such Subsidiary shall guarantee on a senior basis all of the Obligations and other terms contained in the applicable Guarantee Agreement and subject to the conditions contained therein and herein and (ii) joinders to any Equal Priority Intercreditor Agreement, any Junior Priority Intercreditor Agreement and appli- cable Security Documents or new intercreditor agreements and Security Documents, together with any filings, documents, instruments and agreements (and delivery to the Administrative Agent of certificates representing Equity Interests and instruments accompanied by required instruments of transfer) to the extent required by (and within the time periods as set forth in) this Agreement or the Security Documents to create or perfect the security interests for the benefit of the Secured Parties in the assets (other than Excluded Assets) of such Subsidiary; and (ii) delivers to the Administrative Agent an Officer’s Certificate and an Opinion of Counsel (which may contain customary exceptions) that such Security Documents and Guarantee Agreement have been duly authorized, executed and delivered by such Subsidiary and constitute legal, valid, binding and enforceable obligations of such Subsidiary. (b) If the Borrower Representative otherwise elects to have a Subsidiary organized or incor- porated in the United States or a Covered Foreign Jurisdiction to become a Guarantor, then, in each such case, the Borrower Representative shall cause such Subsidiary to satisfy the Joinder Requirements. For the avoidance of doubt, the Borrower Representative shall be permitted, but shall not be required, to cause any Excluded Subsidiary organized or incorporated in the United States or a Covered Foreign Jurisdiction to become a Guarantor in accordance with this Section 5.14. (c) Each Guarantee shall be released upon the terms and in accordance with Section 9.20; provided that if the Borrower Representative has caused an Excluded Subsidiary to become a Guarantor pursuant to clause (b) above, such Excluded Subsidiary shall be permitted to be released as a Guarantor, upon the terms and in accordance with Section 9.20, at the Borrower Representative’s election without the consent of the Administrative Agent or the Lenders, so long as such Subsidiary continues to qualify as an Excluded Subsidiary and no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof. Section 5.15 Deposit Accounts and Securities Accounts. Within sixty (60) days (or as such time may be automatically extended to ninety (90) days, so long as each applicable Loan Party uses commer- cially reasonable efforts, or such longer period as may be consented to by the Administrative Agent) after (i) the Closing Date, with respect to Deposit Accounts and Securities Accounts (in each case, other than Ex- cluded Accounts) of a Loan Party existing on the Closing Date, and (ii) with respect to all other Deposit Accounts and Securities Accounts (in each case, other than Excluded Accounts) of a Loan Party, the latest of (A) the date on which such Deposit Account or Securities Account was opened, (B) the date on which such Deposit Account or Securities Account was acquired by a Loan Party and (C) the date on which such Deposit Account or Securities Account ceases to be an Excluded Account, the applicable Loan Party shall enter into and maintain customary control agreements or arrangements in form and substance reasonably satisfactory to the Administrative Agent for each Deposit Account and Securities Account (in each case, other than any Excluded Account) or otherwise cause the security interests granted to the Administrative Agent (for the benefit of the Secured Parties) in each of the Deposit Accounts and Securities Accounts (in each case, other than Excluded Accounts) of any such Loan Party to be perfected by “control” as defined in Section 9-104 or Section 8-106 of the UCC, as applicable or as contemplated by articles 2713.1 through 2713.9 of the CCQ or by the Act respecting the transfer of securities and the establishment of security enti- tlements (Québec), as applicable. SECTION 6. NEGATIVE COVENANTS The Borrower Representative agrees that, so long as the Termination Conditions are not satisfied: Section 6.1 Limitation on Restricted Payments. (a) The Borrower Representative shall not, and shall not permit any of the Restricted Subsidiaries to, directly or indirectly: (i) declare or pay any dividend or make any distribution on account of the Borrower Representative’s or any Restricted Subsidiary’s Equity Interests, including any dividend or distribution payable in connection with any consolidation, amalgamation or merger other than: (A) dividends or distributions by the Borrower Representative payable in Equity Interests (other than Disqualified Stock) of the Borrower Representative or in options, warrants or other rights to purchase such Equity Interests; or (B) dividends or distributions by a Restricted Subsidiary so long as, in the case of any dividend or distribution payable on or in respect of any class or series of securities issued by a Restricted Subsidiary other than a Wholly-Owned Subsidiary, the Borrower Representative or a Restricted Subsidiary receives at least its pro rata share of such dividend or distribution in accordance with its Equity Interests in such class or series of securities; (ii) purchase, redeem, defease or otherwise acquire or retire for value any Equity Interests of the Borrower Representative, including in connection with any consolidation, amalgamation or merger; (iii) make any principal payment on, or redeem, repurchase, defease or otherwise acquire or retire for value in each case, prior to any scheduled repayment, sinking fund payment or maturity, any Subordinated Indebtedness, other than (x) the purchase, repurchase or other acquisition of Subordinated Indebtedness purchased in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of purchase, repurchase or acquisition, and (y) Indebtedness of the Borrower Representative to a Restricted Subsidiary or a Restricted Subsidiary to the Borrower Representative or another Restricted Subsidiary; or (iv) make any Restricted Investment; (all such payments and other actions set forth in clauses (i) through (iv) above being collectively referred to as “Restricted Payments”), unless, at the time of such Restricted Payment: (1) other than with respect to a Restricted Investment, no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof; (2) other than with respect to a Restricted Investment, immediately after giving effect to such transaction on a pro forma basis, the Borrower Representative could incur $1.00 of additional Indebtedness under Section 6.3(a); and (3) such Restricted Payment, together with the aggregate amount of all other Restricted Payments made by the Borrower Representative and its Restricted Subsidiaries after March 15, 2017 (including Restricted Payments permitted by clause (1) of Section 6.1(b), but excluding all other Restricted Payments permitted by Section 6.1(b)), is less than the sum of: (A) 50.0% of the Consolidated Net Income of the Borrower Representative for the period (taken as one accounting period) from January 1, 2017 to the end of the Borrower Representative’s most recently ended fiscal quarter for which internal financial statements are available at the time of such Restricted Payment, or, in the case such Con- solidated Net Income for such period is a deficit, minus 100.0% of such deficit; plus (B) 100.0% of the aggregate net cash proceeds and the Fair Market Value of marketable securities or other property received by the Borrower Representative after March 15, 2017 (other than net cash proceeds received by the Borrower Representative to the extent such net cash proceeds have been used to incur Indebtedness, Disqualified Stock or preferred stock pursuant to Section 6.3(b)(12)) from the issue or sale of: (i) Equity Interests of the Borrower Representative, or (ii) debt securities, Designated Preferred Stock or Disqualified Stock of the Borrower Representative or any Restricted Subsidiary that have been converted into or exchanged for such Equity Interests of the Borrower Representative; provided that this clause (B) shall not include the proceeds from (a) Refunding Capital Stock, (b) Equity Interests or converted or exchanged debt securities of the Borrower Representative sold to a Restricted Subsidiary or the Borrower Representative, as the case may be or (c) Disqualified Stock or debt securities that have been converted into or exchanged for Disqualified Stock; plus (C) 100.0% of the aggregate amount of cash and the Fair Market Value of marketable securities or other property contributed to the capital of the Borrower Repre- sentative following March 15, 2017 (other than (x) by a Restricted Subsidiary or (y) net cash proceeds of any such contributed capital to the extent such net cash proceeds have been used to incur Indebtedness, Disqualified Stock or preferred stock pursuant to Sec- tion 6.3(b)(12)), plus (D) 100.0% of the aggregate amount received in cash and the Fair Market Value of marketable securities or other property received by the Borrower Representative or a Restricted Subsidiary by means of: (i) the sale or other disposition (other than to the Borrower Representative or a Restricted Subsidiary) of Restricted Investments made by the Borrower Representative and its Restricted Subsidiaries and repurchases and redemptions of such Restricted Investments from the Borrower Representative and its Restricted Subsidiaries and repayments of loans or advances which constitute Restricted Investments by the Borrower Representative and its Restricted Subsidiaries in each case after March 15, 2017; or (ii) the issuance, sale or other disposition (other than to the Borrower Representative or a Restricted Subsidiary) of the stock of an Unrestricted Subsidiary (other than to the extent such Investment constituted a Permitted Investment) or a dividend or distribution from an Unrestricted Subsidiary in each case after March 15, 2017; plus (iii) any returns, profits, distributions and similar amounts received on account of any Permitted Investment subject to a dollar-denominated or ratio- based basket (to the extent in excess of the original amount of such Investment) and without duplication of any returns, profits, distributions or similar amounts included in the calculation of such basket in each case after March 15, 2017; plus (E) in the case of the redesignation of an Unrestricted Subsidiary as a Re- stricted Subsidiary after March 15, 2017 or the merger, amalgamation or consolidation of an Unrestricted Subsidiary into the Borrower Representative or a Restricted Subsidiary or the transfer of all or substantially all of the assets of an Unrestricted Subsidiary to the Bor- rower Representative or a Restricted Subsidiary after the Closing Date, the Fair Market Value of the Investment in such Unrestricted Subsidiary (or the assets transferred) at the time of the redesignation of such Unrestricted Subsidiary as a Restricted Subsidiary or at the time of such merger, amalgamation, consolidation or transfer of assets, other than to the extent the Investment in such Unrestricted Subsidiary was made by the Borrower Rep- resentative or a Restricted Subsidiary pursuant to Section 6.1(b)(6) or to the extent such Investment constituted a Permitted Investment, but, to the extent exceeding the amount of such Permitted Investment, including such excess amounts of fair market value; plus (F) $25,000,000. (b) Section 6.1(a) shall not prohibit any of the following: (1) the payment of any dividend or distribution or the consummation of any redemption within 60 days after the date of declaration thereof or notice of such redemption, if at the date of declaration or notice such payment would have complied with the provisions of this Agreement; (2) the redemption, repurchase or other acquisition or retirement of Subordinated Indebtedness of a Borrower or a Guarantor made by exchange for, or out of the proceeds of the substantially concurrent sale of, new Indebtedness of a Borrower or a Guarantor, as the case may be, which is incurred in compliance with Section 6.3 so long as: (A) the principal amount (or accreted value) of such new Indebtedness does not exceed the principal amount (or accreted value), plus any accrued and unpaid interest, of the Subordinated Indebtedness being so redeemed, repurchased, acquired or retired, plus the amount of any premium and any tender premiums, defeasance costs or other fees and expenses incurred in connection with the issuance of such new Indebtedness, (B) such Indebtedness has a final scheduled maturity date equal to or later than the earlier of (x) the final scheduled maturity date of the Subordinated Indebtedness being so redeemed, repurchased, acquired or retired and (y) 91 days following the Maturity Date, and (C) such Indebtedness (x) has a Weighted Average Life to Maturity which is not less than the remaining Weighted Average Life to Maturity of the Subordinated Indebtedness being so redeemed, repurchased, acquired or retired or (y) requires no or nominal payments in cash prior to the date that is 91 days following the Maturity Date (other than scheduled payments prior to the date that is 91 days following the Maturity Date not in excess of, or prior to, the scheduled payments due prior to such date for the Indebtedness being so redeemed, repurchased, acquired or retired); (3) a Restricted Payment to pay for the repurchase, retirement or other acquisition or retirement for value of common Equity Interests of the Borrower Representative (or to enable any Parent Company to pay for the repurchase, retirement or other acquisition or retirement for value of common Equity Interests of such Parent Company) held by any future, present or former employee, member of management, officer, director or consultant (or any spouses, successors, executors, administrators, heirs or legatees of any of the foregoing) of the Borrower Representative or any of its Subsidiaries (or any Parent Company) pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or other agreement or arrangement or any stock subscription or shareholder agreement; provided that the aggregate Restricted Payments made under this clause (3) may not exceed in any calendar year $5,000,000 (with unused amounts in any calendar year being carried over to succeeding calendar years subject to a maximum (without giving effect to the following proviso) of $10,000,000 in any calendar year); provided, further, that any such amount under this clause (3) in any calendar year may be increased by an amount not to exceed: (A) the cash proceeds from the sale of Equity Interests (other than Disqualified Stock) of the Borrower Representative (or any Parent Company) to employees, members of management, officers, directors or consultants of the Borrower Representative or any of its Subsidiaries (or any Parent Company) that occurred after March 15, 2017, to the extent the cash proceeds from the sale of such Equity Interests have not otherwise been applied to the payment of Restricted Payments by virtue of Section 6.1(a)(3); plus (B) the cash proceeds of key man life insurance policies received by the Borrower Representative and the Restricted Subsidiaries after March 15, 2017; less (C) the amount of any Restricted Payments previously made pursuant to subclauses (A) and (B) of this Section 6.1(b)(3); provided, further, that (x) the Borrower Representative may elect to apply all or any portion of the aggregate increase contemplated by subclauses (A) and (B) of this Section 6.1(b)(3) in any calendar year and (y) cancellation of Indebtedness owing to the Borrower Representative from any present or former employee, member of management, officer, director or consultant of the Borrower Representative or any of its Subsidiaries in

connection with the repurchase of Equity Interests of the Borrower Representative or any direct or indirect parent entity of the Borrower Representative shall not be deemed to constitute a Restricted Payment for purposes of this covenant or any other provision of this Agreement; (4) the declaration and payment of dividends to holders of any class or series of Disqualified Stock of the Borrower Representative or any other Restricted Subsidiary or any class or series of preferred stock of any Restricted Subsidiary issued in accordance with Section 6.3 to the extent such dividends are included in the definition of Fixed Charges; (5) the declaration and payment of dividends to holders of any class or series of Designated Preferred Stock (other than Disqualified Stock) issued by the Borrower Representative after March 15, 2017; provided that the aggregate amount of dividends paid pursuant to this clause shall not exceed the aggregate amount of cash actually received by the Borrower Representative from the sale of such Designated Preferred Stock; provided, however, in the case of this Section 6.1(b)(5), that for the most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date of issuance of such Designated Preferred Stock, after giving effect to such issuance on a pro forma basis, the Borrower Representative and the Restricted Subsidiaries could incur $1.00 of additional Indebtedness under Section 6.3(a); (6) Investments in Unrestricted Subsidiaries made after the Issue Date having an aggregate Fair Market Value, taken together with all other Investments made pursuant to this clause (6) that are at the time outstanding, not to exceed $50,000,000 at the time of such investment; provided that the dollar amount of Investments made pursuant to this Section 6.1(b)(6) may be reduced by the Fair Market Value of the proceeds received by the Borrower Representative and/or its Restricted Subsidiaries from the subsequent sale, disposition or other transfer of such Investments (with the Fair Market Value of each Investment being measured at the time made and without giving effect to subsequent changes in value); (7) (A) repurchases of Equity Interests (or Restricted Payments to enable any Parent Company to repurchase Equity Interests) deemed to occur upon exercise of stock options or warrants if such Equity Interests represent a portion of the exercise price of such options or warrants and repurchases of Equity Interests or options to purchase Equity Interests in connection with the exercise of stock options to the extent necessary to pay applicable withholding taxes, and (B) payment of dividend equivalents pursuant to grants of Equity Interests to employees and directors of the Borrower Representative or any of its Restricted Subsidiaries (or any Parent Company) under the Borrower Representative’s (or such Parent Company’s) equity incentive plans; (8) Restricted Payments that are made with Excluded Contributions; (9) (a) other Restricted Payments in an aggregate amount taken together with all other Restricted Payments made pursuant to this Section 6.1(b)(9) not to exceed the greater of (x) $300,000,000 and (y) 25.0% of EBITDA of the Borrower Representative and the Restricted Subsidiaries for the four quarters ended as of the most recently ended Test Period and (b) without duplication with Section 6.1(b)(9)(a), in an amount equal to the net cash proceeds received from any sale or disposition of, or distribution in respect of, Investments acquired after the Closing Date, to a Person that is not the Borrower Representative or any Subsidiary thereof, to the extent the acquisition of such Investments was financed in reliance on clause (a) and provided that such amount will not increase the amount available for Restricted Payments under Section 6.1(a)(3)(D); (10) Restricted Payments by the Borrower Representative or any Restricted Subsidiary to allow the payment of cash in lieu of the issuance of fractional shares upon the exercise of options or warrants or upon the conversion or exchange of Capital Stock of any such Person or to enable any Parent Company to make such payment; (11) the purchase by the Borrower Representative (or any Restricted Payment to enable any Parent Company to make such purchase) of fractional shares arising out of stock dividends, splits or combinations or business combinations; (12) distributions or payments of Securitization Fees, sales contributions and other transfers of Securitization Assets and purchases and repurchases of Securitization Assets in connection with a Qualified Securitization Financing; (13) (A) payments by the Borrower Representative or any Restricted Subsidiary to any Parent Company (whether directly or indirectly) of management, consulting, monitoring, refinancing, transaction or advisory fees, and related expenses or termination fees, including payments or reimbursements made to satisfy advances or payments made on behalf of or for the Borrower Representative or any Restricted Subsidiary, and (B) customary payments and reimbursements by the Borrower Representative or any Restricted Subsidiary to any Parent Company (whether directly or indirectly) for financial advisory, financing, underwriting or placement services or in respect of other investment banking activities, including in connection with acquisitions or divestitures; (14) the repurchase, redemption or other acquisition or retirement for value of any Subordinated Indebtedness required pursuant to the provisions similar to those described in Section 4.10 and Section 4.13 of each Indenture; provided that there is a concurrent or prior Change of Control Offer or Asset Sale Offer (each, as defined in the Indentures), as applicable, and all Notes tendered by Holders (as defined in the Indentures) in connection with such Change of Control Offer or Asset Sale Offer (each, as defined in the Indentures), as applicable, have been repurchased, redeemed or acquired for value; provided, further, that in the case of any repurchase, redemption or other acquisition or retirement for value of any Subordinated Indebtedness required pursuant to provisions similar to those described in Section 4.13 of the Indentures, no Default or Event of Default shall have occurred and be continuing; (15) payment or distributions to satisfy dissenters’ or appraisal rights pursuant to or in connection with a consolidation, merger or transfer of assets that complies with Section 6.9; (16) dividends or other distributions of Capital Stock of, or Indebtedness owed to the Borrower Representative or a Restricted Subsidiary by, Unrestricted Subsidiaries (unless the Unrestricted Subsidiary’s principal asset is cash or Cash Equivalents); (17) dividends or other distributions in an amount equal to the net proceeds received by the Borrower Representative or any Restricted Subsidiary from any sale of Equity Interests in Borr Drilling Limited (formerly Magni Drilling Limited); (18) (A) any Restricted Payment in exchange for, or out of the proceeds of the substantially concurrent sale (other than to a Restricted Subsidiary) of, Equity Interests of the Borrower Representative (other than any Disqualified Stock) (“Refunding Capital Stock”) and (B) if immediately prior to the redemption, repurchase, retirement or other acquisition of any Equity Interests of the Borrower Representative (“Retired Capital Stock”), the Borrower Representative and the Restricted Subsidiaries could incur $1.00 of additional Indebtedness under Section 6.3(a), the declaration and payment of dividends on the Refunding Capital Stock in an aggregate amount per year no greater than the aggregate amount of dividends per annum that was declarable and payable on such Retired Capital Stock immediately prior to such retirement; (19) the declaration and payment or distribution by the Borrower Representative (or any Restricted Payment to enable any Parent Company to make such declaration and payment or distribution) of any annual or quarterly dividend on its common shares if, at the time of declaration of and after giving pro forma effect to such payment or distribution, the Debt to Total Capitalization Ratio would be less than or equal to 0.60:1.00; (20) Restricted Payments by the Borrower Representative to any Parent Company: (i) the proceeds of which shall be used by such Parent Company to pay (1) its general operating and compliance costs and expenses (including operating expenses and other corporate overhead costs and expenses (including administrative, legal, audit, accounting, tax and other reporting and similar costs and expenses)) that are reasonable and customary and incurred in the ordinary course of business, (2) any reasonable and customary indemnification claims made by any future, current or former officer, director, manager, member, member of management, employee, consultant or independent contractor of the Borrower Representative, any Subsidiary or any Parent Company attributable to the ownership or operations of any Parent Company, the Borrower Representative or any of its Restricted Subsidiaries, (3) fees, expenses and other amounts (x) due and payable by the Borrower Representative or its Restricted Subsidiaries and (y) otherwise permitted to be paid by the Borrower Representative and its Restricted Subsidiaries under this Agreement, (4) its costs, expenses and liabilities in connection with any litigation or arbitration attributable to the ownership or operations of the Borrower Representative or any of its Restricted Subsidiaries and (5) payments that would otherwise be permitted to be paid directly by the Borrower Representative or its Restricted Subsidiaries pursuant to Section 6.5(b)(3), (5), (10) or (20); (ii) the proceeds of which shall be used by the Borrower Representative or any Parent Company to pay franchise, excise and similar taxes, and other fees, taxes and expenses, required to maintain its organizational existence or any applicable foreign qualification; (iii) the proceeds of which shall be used by any Parent Company to finance any Investment that would be permitted to be made by the Borrower Representative or any Restricted Subsidiary pursuant to this covenant; provided that (1) such Restricted Payment shall be made within 120 days of the closing or consummation of such Investment or at future times as may be scheduled at the time of such closing or consummation to be made thereafter in connection therewith, (2) such Parent Company shall, promptly following the closing or consummation thereof or at future times as may be scheduled at the time of such closing or consummation to be made thereafter in connection therewith, cause (x) all property acquired (whether assets or Equity Interests) to be contributed to the Borrower Representative or any such Restricted Subsidiary (which contribution will not, for the avoidance of doubt, increase the amount available for Restricted Payments pursuant to clause (2) of the preceding paragraph) or (y) the Person formed or acquired to merge, amalgamate or consolidate with or into the Borrower Representative or such Restricted Subsidiary to the extent such merger, amalgamation or consolidation is permitted by Section 6.9, in order to consummate such Investment and (3) any property received by the Borrower Representative shall not increase amounts available for Restricted Payments pursuant to Section 6.1(a)(3)(B); (iv) the proceeds of which shall be used to pay customary salaries, bonuses, long-term incentive amounts, indemnity, severance and other benefits, including payments to service providers of the Borrower Representative or its Subsidiaries pursuant to any equity plan (whether in the form of options, cash settled options or otherwise), payable to any future, current or former officer, director, manager, member, member of management, employee, consultant or independent contractor of the Borrower Representative, any Subsidiary or any Parent Company, as well as applicable employment, social security or similar taxes, in each case to the extent such salaries, bonuses, incentive amounts, indemnities, severance or other benefits are attributable to the ownership or operation of the Borrower Representative and its Subsidiaries and/or joint ventures; (v) the proceeds of which shall be used by any Parent Company to pay fees and expenses related to any successful or unsuccessful equity issuance or offering or debt issuance, incurrence or offering, bank financing, disposition or acquisition, Investment or other transaction not prohibited by this Agreement, in each case whether or not consummated, and including advisory, refinancing, subsequent transaction and exit fees of any Parent Company and expenses and indemnities of any trustee, agent, arranger, underwriter or Person acting in a similar role and charges associated with, or in anticipation of, or preparation for, compliance with the requirements of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (or other similar legislation); (vi) the proceeds of which shall be used to pay any charges relating to compliance with the provisions of the Securities Act and the Exchange Act (or other similar legislation), as applicable to companies with equity or debt securities held by the public and compliance related to the rules of any applicable national securities exchange, any directors’ or managers’ compensation, fees and expense reimbursement, any charges relating to investor relations, shareholder meetings and reports to shareholders, lenders or debtholders, any premiums for directors’ and officers’ insurance and other executive costs, legal and other professional fees and listing fees; (vii) the proceeds of which shall be used for the payment of insurance premiums to the extent attributable to any Parent Company, the Borrower Representative or any of its Subsidiaries; and (viii) to pay amounts in respect of Indebtedness of such Parent Company that is guaranteed by the Borrower Representative or a Restricted Subsidiary; and (21) the repurchase, redemption or other acquisition of all or any portion of the Series C Preferred Shares and the Series D Preferred Shares outstanding as of the Closing Date; provided, however, that at the time of, and after giving effect to, any Restricted Payment permitted under clauses (4), (5), (6), (9) and (17), no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof; provided, further, that at the time of, and after giving effect to, any Restricted Payment permitted under clause (19), no Event of Default shall have occurred and be continuing or would occur as a consequence thereof. (c) The Borrower Representative shall not permit any Unrestricted Subsidiary to become a Restricted Subsidiary except pursuant to the last sentence of the definition of “Unrestricted Subsidiary.” For purposes of designating any Restricted Subsidiary as an Unrestricted Subsidiary, all outstanding Investments by the Borrower Representative and its Restricted Subsidiaries (except to the extent repaid) in the Subsidiary so designated shall be deemed to be Restricted Payments in an amount determined as set forth in the last sentence of the definition of “Investment.” Such designation shall be permitted only if a Restricted Payment or Permitted Investment in such amount would be permitted at such time and if such Subsidiary otherwise meets the definition of an Unrestricted Subsidiary. Unrestricted Subsidiaries shall not be subject to any of the restrictive covenants set forth in this Agreement. (d) For purposes of this Section 6.1, if any Investment or Restricted Payment (or a portion thereof) would be permitted pursuant to one or more provisions described in this Section 6.1 and/or one or more of the exceptions contained in the definition of “Permitted Investments,” the Borrower Representative may divide and classify such Investment or Restricted Payment (or a portion thereof) in any manner that complies with this covenant and may later divide and reclassify any such Investment or Restricted Payment so long as the Investment or Restricted Payment (as so divided and/or reclassified) would be permitted to be made in reliance on the applicable exception as of the date of such reclassification. Section 6.2 Dividend and Other Payment Restrictions Affecting Restricted Subsidiaries. (a) The Borrower Representative shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or consensual restriction on the ability of any such Restricted Subsidiary to: (1) (A) pay dividends or make any other distributions to the Borrower Representative or any Restricted Subsidiary on its Capital Stock or with respect to any other interest or participation in, or measured by, its profits; or (B) pay any Indebtedness owed to the Borrower Representative or any Restricted Subsidiary; (2) make loans or advances to the Borrower Representative or any Restricted Subsidiary; or (3) sell, lease or transfer any of its properties or assets to the Borrower Representative or any Restricted Subsidiary that is a Guarantor. (b) The restrictions in Section 6.2(a) shall not apply to encumbrances or restrictions existing under or by reason of: (1) contractual encumbrances or restrictions in effect on the Closing Date; (2) (i) the Indentures and the Notes and the Guarantees (as defined in the Indentures) thereof and (ii) this Agreement and the Guarantees (as defined herein); (3) purchase money obligations for property acquired in the ordinary course of business and lease obligations (including Capitalized Lease Obligations and any encumbrance or restriction pursuant to any arrangement entered into in the ordinary course of business providing for the lease or rental by a customer of the Borrower Representative or any Restricted Subsidiary, as the case may be, from the Borrower Representative or any such Restricted Subsidiary, as lessor, of any assets or personal property and any amendment, extension, renewal, modification or combination of any of the foregoing, including the sale of assets to lease customers upon termination of any of the foregoing pursuant to the terms thereof) that impose restrictions of the nature discussed in Section 6.2(a)(3) above on the property so acquired; (4) applicable Law or any applicable rule, regulation or order; (5) any agreement or other instrument of a Person acquired by the Borrower Representative or any Restricted Subsidiary in existence at the time of such acquisition (but not created in contemplation thereof), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person so acquired and its Subsidiaries, other than the Person and its Subsidiaries, or the property or assets of the Person, so acquired; (6) contracts for the sale of assets or the sale of a Subsidiary, including customary restrictions with respect to a Subsidiary pursuant to an agreement that has been entered into for the sale or disposition of all or substantially all the Capital Stock or assets of such Subsidiary that impose restrictions on the assets to be sold; (7) Secured Indebtedness otherwise permitted to be incurred pursuant to Sections 6.3 and 6.5 that limit the right of the debtor to dispose of the assets securing such Indebtedness; (8) restrictions on cash (or Cash Equivalents) or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business; (9) Indebtedness, Disqualified Stock or preferred stock of any Restricted Subsidiary that is not a Guarantor permitted to be incurred subsequent to the Closing Date pursuant to the provisions of Section 6.3 that impose restrictions solely on Restricted Subsidiaries that are not Guarantors party thereto; (10) customary provisions in joint venture agreements and other similar agreements relating solely to such joint venture; (11) customary provisions contained in leases and other agreements entered into in the ordinary course of business; (12) customary provisions contained in licenses or sub-licenses of Intellectual Property and software or other general intangibles entered into in the ordinary course of business; (13) restrictions or conditions contained in any trading, netting, operating, construction, service, supply, purchase, sale or other agreement to which the Borrower Representative or any Restricted Subsidiary is a party entered into in the ordinary course of business; provided that such agreement prohibits the encumbrance solely of the property or assets of the Borrower Representative or such Restricted Subsidiary that are the subject to such agreement, the payment rights arising thereunder or the proceeds thereof and does not extend to any other asset or property of the Borrower Representative or such Restricted Subsidiary or the assets or property of another Restricted Subsidiary; (14) any such encumbrance or restriction pursuant to an agreement governing Indebtedness incurred pursuant to Section 6.3, which encumbrances or restrictions are, in the good faith judgment of the Borrower Representative not materially more restrictive, taken as a whole, than customary provisions in comparable financings and that the management of the Borrower Representative determines, at the time of such financing, shall not materially impair the Borrowers’ ability to make payments as required under the Loan Documents; (15) restrictions created in connection with any Qualified Securitization Financing that, in the good faith determination of the Borrower Representative, are necessary or advisable to effect such Qualified Securitization Financing; and (16) any encumbrances or restrictions of the type referred to in clauses (1), (2) and (3) of Section 6.2(a) imposed by any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings of the contracts, instruments or obligations referred to in clauses (1) through (15) of this Section 6.2(b); provided that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancing are, in the good faith judgment of the Borrower Representative, no more restrictive, taken as a whole, with respect to such encumbrance and other restrictions than those prior to such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing. Section 6.3 Limitation on Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock. (a) The Borrower Representative shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise (collectively, “incur” and collectively, an “incurrence”) with respect to any Indebtedness (including Acquired Indebtedness) and the Borrower Representative shall not issue any shares of Disqualified Stock and shall not permit any Restricted Subsidiary to issue any shares of Disqualified Stock or preferred stock; provided that the Borrower Representative may incur Indebtedness (including Acquired Indebtedness) or issue shares of Disqualified Stock, and any Restricted Subsidiary may incur Indebtedness (including Acquired Indebtedness), issue shares of Disqualified Stock and issue shares of preferred stock, if the Fixed Charge Coverage Ratio for the Borrower Representative and the Restricted Subsidiaries for the most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date on which such additional Indebtedness is incurred or such Disqualified Stock or preferred stock is issued would have been at least 2.00 to 1.00, in each case, determined on a pro forma basis (including a pro forma application of the net proceeds therefrom), as if the additional Indebtedness had been incurred, or the Disqualified Stock or preferred stock had been issued, as the case may be, and the application of proceeds therefrom had occurred at the beginning of such four-quarter period; provided, further, that no such Indebtedness, Disqualified Stock or preferred stock (other than customary bridge facilities with a maturity of no more than one year, working capital facilities or purchase money debt) shall mature or have scheduled amortization payments of principal or be subject to mandatory redemption, repurchase, prepayment or sinking fund obligations or shall require any cash principal payments on the initial aggregate principal amount of such Indebtedness, in each case, prior to the date that is 91 days after the Maturity Date at the time such Indebtedness, Disqualified Stock or preferred stock is incurred (except customary offers or obligations to repurchase, repay or redeem upon a change of control, asset sale, casualty or condemnation event); provided, further, that the aggregate amount of Indebtedness (including Acquired Indebtedness) that may be incurred and Disqualified Stock or preferred stock that may be issued pursuant to this Section 6.3(a) by Restricted Subsidiaries that are not Guarantors shall not exceed the greater of (x) $300,000,000 and (y) 25.0% of EBITDA of the Borrower Representative and the Restricted Subsidiaries for the four quarters ended as of the most recently ended Test Period. (b) The provisions of Section 6.3(a) shall not apply to: (1) the incurrence of Indebtedness of any Borrower or any of the Guarantors under this Agreement (including any Guarantee and any Commitment Increase); (2) the incurrence by any Borrower and any Guarantor of Indebtedness represented by the Notes (other than any Additional Notes) (including any Guarantee (as defined in the Indentures)); (3) Existing Indebtedness (other than Indebtedness described in clauses (1) and (2)); (4) Indebtedness (including Capitalized Lease Obligations), Disqualified Stock and preferred stock incurred by any Borrower or any Guarantor, to finance the purchase, lease, improvement, development, construction, remanufacturing, refurbishment, renovation, maintenance, restoration, handling and repositioning or repair of property (real or personal) or equipment that is owned, leased, operated or in any way used or useful in a Similar Business, whether through the direct purchase of assets or the Capital Stock of any Person owning such assets, in an aggregate principal amount which, when aggregated with the principal amount of all other Indebtedness, Disqualified Stock and preferred stock then outstanding and incurred pursuant to this Section 6.3(b)(4) and including all Refinancing Indebtedness incurred to refund, refinance or replace any other Indebtedness, Disqualified Stock or preferred stock incurred pursuant to this Section 6.3(b)(4), does not exceed the greater of (x) $300,000,000 and (y) 25.0% of EBITDA of the

Borrower Representative and the Restricted Subsidiaries for the four quarters ended as of the most recently ended Test Period; (5) Indebtedness incurred by the Borrower Representative or any Restricted Subsidiary constituting reimbursement obligations with respect to letters of credit and bank guarantees issued, or deposits made, in the ordinary course of business, including letters of credit in respect of workers’ compensation claims, health, disability or other benefits to employees or former employees or their families or property, casualty or liability insurance or self-insurance, and letters of credit in connection with the maintenance of, or pursuant to the requirements of, environmental or other permits or licenses from governmental authorities, or other Indebtedness with respect to reimbursement type obligations regarding workers’ compensation claims; provided that upon the drawing of such letters of credit or the incurrence of such Indebtedness, such obligations are reimbursed within 30 days following such drawing or incurrence; (6) Indebtedness arising from agreements of the Borrower Representative or a Restricted Subsidiary providing for indemnification, adjustment of purchase price, earnouts or similar obligations, in each case, incurred or assumed in connection with the disposition of any business, assets or a Subsidiary, other than guarantees of Indebtedness incurred by any Person acquiring all or any portion of such business, assets or a Subsidiary for the purpose of financing such acquisition; (7) Indebtedness of the Borrower Representative to a Restricted Subsidiary; provided that, other than in the case of (i) intercompany liabilities incurred in the ordinary course of business in connection with the cash management operations of the Borrower Representative and the Restricted Subsidiaries and (ii) intercompany lease obligations, any such Indebtedness owing to a Restricted Subsidiary that is not a Loan Party is subordinated in right of payment to the Obligations; provided, further, that any subsequent issuance or transfer of any Capital Stock or any other event which results in any such Restricted Subsidiary ceasing to be a Restricted Subsidiary or any other subsequent transfer of any such Indebtedness (except to a Loan Party or another Restricted Subsidiary) shall be deemed, in each case, to be an incurrence of such Indebtedness not permitted by this Section 6.3(b)(7); (8) Indebtedness of a Restricted Subsidiary to the Borrower Representative or another Restricted Subsidiary; provided that, other than in the case of (i) intercompany current liabilities incurred in the ordinary course of business in connection with the cash management operations of the Borrower Representative and its subsidiaries to finance working capital needs of the Restricted Subsidiaries and (ii) intercompany lease obligations, if a Guarantor incurs such Indebtedness to a Restricted Subsidiary that is not a Guarantor, such Indebtedness is subordinated in right of payment to the Guarantee of such Guarantor; provided, further, that any subsequent transfer of any such Indebtedness (except to the Borrower Representative or another Restricted Subsidiary) shall be deemed in each case to be an incurrence of such Indebtedness not permitted by this Section 6.3(b)(8); (9) shares of preferred stock of a Restricted Subsidiary issued to the Borrower Representative or another Restricted Subsidiary; provided that any subsequent issuance or transfer of any Capital Stock or any other event which results in any such Restricted Subsidiary ceasing to be a Restricted Subsidiary or any other subsequent transfer of any such shares of preferred stock (except to the Borrower Representative or another Restricted Subsidiary) shall be deemed in each case to be an issuance of such shares of preferred stock not permitted by this Section 6.3(b)(9); (10) Hedging Obligations (excluding Hedging Obligations entered into for speculative purposes) and any guarantees thereof; (11) obligations in respect of self-insurance and obligations in respect of performance, bid, appeal and surety bonds and completion guarantees and guarantees of indemnification obligations provided by the Borrower Representative or any Restricted Subsidiary in the ordinary course of business or consistent with past practice or industry practice; (12) Indebtedness, Disqualified Stock and preferred stock of any Borrower or any Guarantor not otherwise permitted hereunder in an aggregate principal amount or liquidation preference, which when aggregated with the principal amount and liquidation preference of all other Indebtedness, Disqualified Stock and preferred stock then outstanding and incurred pursuant to this Section 6.3(b)(12) and including all Refinancing Indebtedness incurred to refund, refinance or replace any other Indebtedness, Disqualified Stock or preferred stock incurred pursuant to this Section 6.3(b)(12), does not at any one time outstanding exceed the sum of: (A) the greater of (1) $300,000,000 and (2) 25.0% of EBITDA of the Bor- rower Representative and the Restricted Subsidiaries for the four quarters ended as of the most recently ended Test Period; plus (B) 100.0% of the net cash proceeds received by the Borrower Representa- tive since immediately after the Issue Date from the issue or sale of Equity Interests of the Borrower Representative or cash contributed to the capital of the Borrower Representative (in each case, other than proceeds of Disqualified Stock or sales of Equity Interests to the Borrower Representative or any of its Subsidiaries) as determined in accordance with Sec- tion 6.1(a)(3)(B) and (C) to the extent such net cash proceeds or cash have not been applied pursuant to such clauses to make Restricted Payments or to make other investments, pay- ments or exchanges pursuant to Section 6.1(b) or to make Permitted Investments (other than Permitted Investments specified in clauses (1) and (3) of the definition thereof); (13) (a) any guarantee by the Borrower Representative of Indebtedness or other obligations of any Restricted Subsidiary so long as the incurrence of such Indebtedness incurred by such Restricted Subsidiary is permitted under the terms of this Agreement, or (b) any guarantee by a Restricted Subsidiary of Indebtedness of the Borrower Representative or another Restricted Subsidiary so long as the incurrence of such Indebtedness incurred by the Borrower Representative or such other Restricted Subsidiary is permitted under the terms of this Agreement; (14) the incurrence by the Borrower Representative or any Restricted Subsidiary of Indebtedness, Disqualified Stock or preferred stock which serves to extend, replace, refund, refinance, renew or defease any Indebtedness, Disqualified Stock or preferred stock incurred as permitted under Section 6.3(a) and clauses (2), (3), (14), (15), (17) and (24) of this Section 6.3(b) or any Indebtedness, Disqualified Stock or preferred stock issued to extend, replace, refund, refinance, renew or defease such Indebtedness, Disqualified Stock or preferred stock including additional Indebtedness, Disqualified Stock or preferred stock incurred to pay premiums (including tender premiums), defeasance costs, underwriting discounts, other costs and expenses and fees in connection therewith (the “Refinancing Indebtedness”) prior to its respective maturity; so long as such Refinancing Indebtedness: (A) solely in the case of Indebtedness incurred pursuant to Section 6.3(b)(3) or any Refinancing Indebtedness of such Indebtedness, (x) has a Weighted Average Life to Maturity which is not less than the remaining Weighted Average Life to Maturity of the Indebtedness being so extended, replaced, refunded, refinanced, renewed or defeased or (y) requires no or nominal payments in cash prior to the date that is 91 days following the Maturity Date (other than scheduled payments prior to the date that is 91 days following the Maturity Date not in excess of, or prior to, the scheduled payments due prior to such date for the Indebtedness being so extended, replaced, refunded, refinanced, renewed or defeased); (B) to the extent such Refinancing Indebtedness extends, replaces, refunds, refinances, renews or defeases (x) Indebtedness subordinated in right of payment to the

Obligations, such Refinancing Indebtedness is subordinated in right of payment to the Ob- ligations at least to the same extent as the Indebtedness being extended, replaced, refunded, refinanced, renewed or defeased or (y) Disqualified Stock or preferred stock, such Refi- nancing Indebtedness must be Disqualified Stock or preferred stock, respectively; and (C) shall not include (x) Indebtedness, Disqualified Stock or preferred stock of a Subsidiary that is not a Loan Party that refinances Indebtedness, Disqualified Stock or preferred stock of the Borrower Representative; or (y) Indebtedness, Disqualified Stock or preferred stock of a Subsidiary of the Borrower Representative that is not a Loan Party that refinances Indebtedness, Disqualified Stock or preferred stock of a Guarantor. (15) Indebtedness, Disqualified Stock or preferred stock (x) of the Borrower Representative or any Restricted Subsidiary incurred, issued or assumed in connection with or in anticipation of an acquisition of any assets (including Capital Stock), business or Person and (y) of Persons that are acquired by the Borrower Representative or any Restricted Subsidiary or consolidated, amalgamated or merged into the Borrower Representative or a Restricted Subsidiary in accordance with the terms of this Agreement; provided that after giving effect to such acquisition, consolidation, amalgamation or merger, either: (A) the Borrower Representative would be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in Section 6.3(a); or (B) the Fixed Charge Coverage Ratio is greater than immediately prior to such acquisition, consolidation, amalgamation or merger; provided, that no such Indebtedness, Disqualified Stock or preferred stock (other than customary bridge facilities with a maturity of no more than one year, working capital facilities or purchase money debt) shall mature or have scheduled amortization payments of principal or be subject to mandatory redemption, repurchase, prepayment or sinking fund obligations or shall require any cash principal payments on the initial aggregate prin- cipal amount of such Indebtedness, in each case, prior to the date that is 91 days after the Maturity Date at the time such Indebtedness, Disqualified Stock or preferred stock is in- curred (except customary offers or obligations to repurchase, repay or redeem upon a change of control, asset sale, casualty or condemnation event); (16) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business; provided that such Indebtedness is extinguished within five Business Days of its incurrence; (17) Indebtedness (including Capitalized Lease Obligations), Disqualified Stock and preferred stock, including any predelivery payment financing, incurred by the Borrower Representative or any Restricted Subsidiary, that is incurred for the purpose of purchasing, leasing, acquiring, improving or modifying, and is secured by, any aircraft, engines, spare parts or similar assets, including in the form of financing from aircraft or engine manufacturers or their affiliates and whether through the direct purchase of assets or the Capital Stock or Indebtedness of any Person owning such assets, so long as the amount of such Indebtedness does not exceed the purchase price of such aircraft, engines, spare parts or similar assets and any improvements or modifications thereto and is incurred not later than two years after the date of such purchase, lease, acquisition, improvement or modification; (18) Indebtedness or guarantees of Indebtedness of any Borrower or any Guarantor in connection with or on behalf of joint ventures in a Similar Business in an aggregate principal amount, including all Refinancing Indebtedness incurred to refund, refinance or replace any other Indebtedness or guarantees of Indebtedness incurred pursuant to this clause (18), not to exceed the greater of (x) $150,000,000 and (y) 12.5% of EBITDA of the Borrower Representative and the Restricted Subsidiaries for the four quarters ended as of the most recently ended Test Period at any one time outstanding pursuant to this clause (18); (19) Indebtedness of the Borrower Representative or any Restricted Subsidiary consisting of (x) the financing of insurance premiums or (y) take-or-pay obligations contained in supply arrangements, in each case, in the ordinary course of business; (20) Indebtedness of the Borrower Representative or any Restricted Subsidiary arising in connection with trade creditors or customers or endorsements of instruments for deposit, in each case, in the ordinary course of business; (21) Indebtedness of the Borrower Representative or any Restricted Subsidiary pursuant to any Qualified Securitization Financing; (22) Indebtedness consisting of Indebtedness from the repurchase, retirement or other acquisition or retirement for value by the Borrower Representative or any Parent Company of common stock (or options, warrants or other rights to acquire common stock) of the Borrower Representative or any Parent Company from any future, current or former officer, director, manager, employee or consultant (or any spouses, successors, executors, administrators, heirs or legatees of any of the foregoing) of the Borrower Representative or any of its Subsidiaries or any Parent Company or their authorized representatives to the extent described in Section 6.1(b)(3); (23) Indebtedness of the Borrower Representative or any Restricted Subsidiary undertaken in connection with cash management and related activities, including netting services, automatic clearing house arrangements, employees’ credit or purchase cards, overdraft protections and similar arrangements, with respect to the Borrower Representative, any Subsidiary or joint venture in the ordinary course of business; (24) Indebtedness of the Borrower Representative or any Restricted Subsidiary borrowed from or guaranteed by any federal, state or local governmental entities or agencies incurred for investment in, or the purchase, lease, development, construction, maintenance or improvement of property (real or personal) or equipment that is used or useful in, a Similar Business; (25) Non-Recourse Indebtedness of the Borrower Representative or any Restricted Subsidiary incurred to finance the purchase, lease, improvement, development, construction, remanufacturing, refurbishment, handling and repositioning or repair of property (real or personal) or equipment or to refinance other Non-Recourse Indebtedness incurred pursuant to this clause (25); (26) Indebtedness incurred or Disqualified Stock issued by the Borrower Representative or any Restricted Subsidiary or preferred stock issued by any of its Restricted Subsidiaries to the extent that the net proceeds thereof are promptly deposited with the Trustee to satisfy and discharge the Notes in accordance with the Indentures; (27) Indebtedness, Disqualified Stock or preferred stock of any Restricted Subsidiary that is not a Guarantor in an aggregate principal amount, including all Refinancing Indebtedness incurred to refund, refinance or replace any other Indebtedness, Disqualified Stock or preferred stock incurred pursuant to this clause (27), not to exceed the greater of (x) $120,000,000 and (y)

10.0% of EBITDA of the Borrower Representative and the Restricted Subsidiaries for the four quarters ended as of the most recently ended Test Period; (28) Indebtedness, Disqualified Stock and preferred stock, including any predelivery payment financing, incurred by the Borrower Representative or any Restricted Subsidiary, that is incurred for the purpose of purchasing, leasing, acquiring, improving or modifying, and is secured by, any aircraft, engines, spare parts or similar assets, including in the form of financing from aircraft or engine manufacturers or their affiliates and whether through the direct purchase of assets or the Capital Stock or Indebtedness of any Person owning such assets, so long as the amount of such Indebtedness does not exceed the greater of (x) $250,000,000 and (y) 20.0% of EBITDA of the Borrower Representative and the Restricted Subsidiaries for the four quarters ended as of the most recently ended Test Period, and is incurred not later than (i) six months after the date of such purchase, lease, acquisition, improvement or modification, to the extent any Loans are initially used to finance such transaction, or (ii) two years after the date of such purchase, lease, acquisition, improvement or modification, to the extent no Loans are initially used to finance such transaction; and (29) other Indebtedness secured by Collateral securing the Obligations solely if at the time of incurrence thereof and after giving pro forma effect thereto and the use of the proceeds thereof (A) in the case of any such Indebtedness secured by Liens on any of the Collateral that rank equal in priority (but without regard to the control of remedies) with any Liens on the Collateral securing the Obligations, the First Lien Debt to EBITDA Ratio does not exceed 2.50 to 1.00 and (B) in the case of any such Indebtedness secured by Liens on the Collateral ranking junior in priority to the Liens on the Collateral securing the Obligations, the Secured Debt to EBITDA Ratio does not exceed 3.00 to 1.00; provided that (x) all such Indebtedness shall be subject to the Equal Priority Intercreditor Agreement or the Junior Priority Intercreditor Agreement, as applicable and (y) other than customary bridge facilities with a maturity of no more than one year no such Indebtedness shall mature or have scheduled amortization payments of principal or be subject to mandatory redemption, repurchase, prepayment or sinking fund obligations or shall require any cash principal payments in excess of 25 basis points per quarter on the initial aggregate principal amount of such Indebtedness, in each case, prior to the date that is 91 days after the Maturity Date at the time such Indebtedness is incurred (except customary offers or obligations to repurchase, repay or redeem upon a change of control, asset sale, casualty or condemnation event). (c) For purposes of determining compliance with this Section 6.3, in the event that an item of Indebtedness, Disqualified Stock or preferred stock meets the criteria of more than one of the categories of permitted Indebtedness, Disqualified Stock or preferred stock described in clauses (1) through (29) of Section 6.3(b) or is entitled to be incurred pursuant to Section 6.3(a), the Borrower Representative, in its sole discretion, may classify or reclassify such item of Indebtedness in any manner that complies with this covenant and the Borrower Representative may divide and classify an item of Indebtedness in more than one of the types of Indebtedness described in Sections 6.3(a) and (b). Accrual of interest, the accretion of accreted value, the payment of interest in the form of additional Indebtedness, Disqualified Stock or preferred stock and the reclassification of any operating lease as a Capitalized Lease Obligation as a result of (i) the modification or extension of the term of such lease or (ii) changes in GAAP that are not a result of a modification or extension pursuant to clause (i) shall not be deemed to be an incurrence of Indebtedness, Disqualified Stock or preferred stock for purposes of this Section 6.3. (d) For purposes of determining compliance with any U.S. dollar-denominated restriction on the incurrence of Indebtedness, the U.S. dollar-equivalent principal amount of Indebtedness denominated in a foreign currency shall be calculated based on the relevant currency exchange rate in effect on the date such Indebtedness was incurred, in the case of term debt, or first committed, in the case of revolving credit debt; provided that if such Indebtedness is incurred to refinance other Indebtedness denominated in a foreign currency, and such refinancing would cause the applicable dollar denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such refinancing, such dollar- denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such refinancing Indebtedness does not exceed (i) the principal amount of such Indebtedness being refinanced plus (ii) the aggregate amount of fees, underwriting discounts, premiums and other costs and expenses incurred in connection with such refinancing. At the option of the Borrower Representative, the incurrence of any revolving or delayed draw debt incurred pursuant to a ratio shall be calculated on the date such debt is first committed assuming such debt is fully drawn and such debt shall be assumed to be fully drawn for purposes of calculating any other debt incurrence ratios for so long as such commitments remain outstanding. (e) The principal amount of any Indebtedness incurred to refinance other Indebtedness, if incurred in a different currency from the Indebtedness being refinanced, shall be calculated based on the currency exchange rate applicable to the currencies in which such respective Indebtedness is denominated that is in effect on the date of such refinancing. The Borrowers shall not, and the Borrower Representative shall not permit any Guarantor to, directly or indirectly, incur any Indebtedness (including Acquired Indebtedness) that is subordinated or junior in right of payment to any Indebtedness of any Loan Party unless such Indebtedness is expressly subordinated in right of payment to the Obligations or such Guarantor’s Guarantee to the extent and in the same manner as such Indebtedness is subordinated in right of payment to other Indebtedness of such Loan Party, as the case may be. Section 6.4 Asset Sales. (a) The Borrower Representative shall not, and shall not permit any Restricted Subsidiary to, cause or make an Asset Sale unless: (1) the Borrower Representative or such Restricted Subsidiary, as the case may be, receives consideration at the time of such Asset Sale at least equal to the Fair Market Value (at the time of contractually agreeing to such Asset Sale) of the assets or Equity Interests sold or otherwise disposed of; and (2) except in the case of a Permitted Asset Swap, at least 75% of the consideration for such Asset Sale, together with all other Asset Sales completed or contractually agreed upon since the Closing Date (on a cumulative basis), received by the Borrower Representative or such Restricted Subsidiary, as the case may be, is in the form of cash or Cash Equivalents; provided that the amount of: (A) any liabilities (as shown on the Borrower Representative’s, or such Restricted Subsidiary’s most recent internally available balance sheet, or if incurred, accrued or increased subsequent to the date of such balance sheet, such liabilities that would have been reflected on the balance sheet of the Borrower Representative or such Restricted Subsidiary if such incurrence, accrual or increase had taken place on or prior to the date of such balance sheet, as determined in good faith by the Borrower Representative)) of the Borrower Representative or any Restricted Subsidiary (other than liabilities that are contingent or subordinated) that are assumed by the transferee of any such assets (or are otherwise extinguished in connection with the transactions relating to such Asset Sale) and as a result of which the Borrower Representative and its Restricted Subsidiaries are no longer obligated with respect to such liabilities or are indemnified against further liabilities; (B) any securities, notes or other obligations or assets received by the Borrower Representative or a Restricted Subsidiary from such transferee that are converted by the Borrower Representative or such Restricted Subsidiary into cash or Cash

Equivalents (to the extent of the cash or Cash Equivalents received) within 180 days following the closing of such Asset Sale; (C) any Capital Stock or assets, so long as such receipt of Capital Stock or assets are used or useful in a Similar Business; and (D) any Designated Non-cash Consideration received by the Borrower Representative or any Restricted Subsidiary in such Asset Sale having an aggregate Fair Market Value, taken together with all other Designated Non-cash Consideration received pursuant to this clause (D) that is at that time outstanding, not to exceed the greater of (x) $300,000,000 and (y) 25.0% of EBITDA of the Borrower Representative and the Restricted Subsidiaries for the four quarters ended as of the most recently ended Test Period at the time of the receipt of such Designated Non-cash Consideration, with the Fair Market Value of each item of Designated Non-cash Consideration being measured at the time received and without giving effect to subsequent changes in value, shall be deemed to be cash or Cash Equivalents for purposes of this provision and for no other purpose. Notwithstanding anything in this agreement to the contrary whether in Section 6.1, Section 6.4 or otherwise, any Equity Interests owned by any Loan Party issued by any of the following four Cayman Island entities: FTAI Aircraft Leasing (2025) GP L.P., OCCO (Aviation) SPV, L.P., OCCO (Aviation) Offshore Master SPV II, L.P. and FTAI Aircraft Leasing Offshore OIM SPV GP L.P., must remain owned by a Loan Party, except to the extent any disposition thereof to an unaffiliated third party is permitted by this Agreement. Section 6.5 Transactions with Affiliates. (a) The Borrower Representative shall not, and shall not permit any Restricted Subsidiary to, make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any transaction, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate of the Borrower Representative (each of the foregoing, an “Affiliate Transaction”) involving aggregate payments or consideration in excess of the greater of (x) $10,000,000 and (y) 1.0% of EBITDA of the Borrower Representative and the Restricted Subsidiaries for the four quarters ended as of the most recently ended Test Period, unless such Affiliate Transaction is on terms that are not materially less favorable to the Borrower Representative or the relevant Restricted Subsidiary at the time of such transaction or at the time of the execution of the agreement providing therefor than those that would have been obtained in a comparable transaction by the Borrower Representative or such Restricted Subsidiary with an unrelated Person. (b) Section 6.5(a) shall not apply to the following: (1) transactions between or among any Loan Party and/or any of the Restricted Subsidiaries and/or any entity that becomes a Restricted Subsidiary as a result of such transaction; (2) Restricted Payments permitted by Section 6.1 and Permitted Investments; (3) payment of reasonable and customary fees and reasonable out-of-pocket costs and compensation (including salaries, bonuses and equity) paid to, and reimbursement of expenses and indemnities provided on behalf of, officers, directors, employees or consultants of the Borrower Representative or any Restricted Subsidiary or any Parent Company; (4) transactions in which the Borrower Representative or any Restricted Subsidiary, as the case may be, delivers to the Administrative Agent a letter from an Independent Financial

Advisor stating that such transaction is fair to the Borrower Representative or such Restricted Subsidiary from a financial point of view or meets the requirements of Section 6.5(a); (5) payments or loans (or cancellation of loans) to employees or consultants of the Borrower Representative or any Restricted Subsidiary or any Parent Company which are approved by the Borrower Representative in good faith; (6) any agreement as in effect as of March 15, 2017, or any amendment thereto (so long as any such amendment, taken as a whole, is no less favorable in any material respect to the Borrower Representative and its Restricted Subsidiaries than the agreement in effect on March 15, 2017 (as determined by the Borrower Representative in good faith)); (7) the existence of, or the performance by the Borrower Representative or any of its Restricted Subsidiaries of its obligations under the terms of, any limited liability company, limited partnership or other Organizational Document or joint venture, investors or shareholders agreement (including any registration rights agreement or purchase agreement related thereto) to which it is a party as of the Closing Date and any similar agreements which it may enter into thereafter; provided that the existence of, or the performance by the Borrower Representative or any Restricted Subsidiary of obligations under any future amendment to any such existing agreement or under any similar agreement entered into after the Closing Date shall only be permitted by this Section 6.5(b)(7) to the extent that the terms of any such amendment or new agreement, taken as a whole, is not disadvantageous to the Lenders in any material respect compared to the agreement in effect on the date of this Agreement (as determined by the Borrower Representative in good faith), or is otherwise customary; (8) transactions with customers, clients, suppliers, trade creditors, joint venture partners or purchasers or sellers of goods or services, in each case in the ordinary course of business and otherwise in compliance with the terms of this Agreement; (9) the issuance of Equity Interests (other than Disqualified Stock) of the Borrower Representative to any Affiliate of the Borrower Representative and other customary rights in connection therewith; (10) transactions or payments pursuant to any employee, officer or director compensation (including bonuses) or benefit plans, employment agreements, severance agreement, indemnification agreements or any similar arrangements entered into in the ordinary course of business or approved by the Borrower Representative; (11) transactions in the ordinary course with (i) Unrestricted Subsidiaries or (ii) joint ventures in which the Borrower Representative or a Subsidiary of the Borrower Representative holds or acquires an ownership interest (whether by way of Capital Stock or otherwise) so long as the terms of any such transactions are no less favorable to the Borrower Representative or such

Subsidiary participating in such joint ventures than they are to other joint venture partners, in each case as determined by the Borrower Representative in good faith; (12) transactions with a Person (other than an Unrestricted Subsidiary) that is an Affiliate of the Borrower Representative solely because the Borrower Representative owns, directly or through a Restricted Subsidiary, an Equity Interest in, or controls, such Person; (13) transactions involving Securitization Assets, or participations therein, in connection with any Qualified Securitization Financing; (14) any Indebtedness from time to time owing by the Borrower Representative or any Restricted Subsidiary to the Borrower Representative or any Restricted Subsidiary; (15) any servicing and/or management agreements or arrangements in effect on the Closing Date or any amendment, modification or supplement to such servicing and/or management agreements or arrangements or replacement thereof or any substantially similar servicing and/or management agreement or arrangement entered into after the Closing Date; (16) any transaction with an Affiliate of the Borrower Representative where the only consideration paid by the Borrower Representative or any Restricted Subsidiary is the issuance of Equity Interests (other than Disqualified Stock); (17) the licensing or sub-licensing of Intellectual Property and software or other general intangibles in the ordinary course of business; (18) investments by Fortress or its Affiliates in securities of the Borrower Representative or any Restricted Subsidiary so long as the investment is being or has been offered generally to other unaffiliated investors on the same or more favorable terms or the securities are acquired in market transactions; (19) any transactions (including (A) any sale and leaseback transactions or other lease obligations and (B) management fee and strategic capital co-investment relationships) by and among any SCI Vehicle or its Affiliates and the Borrower Representative and its Restricted Subsidiaries, as the case may be, so long as the terms of such transaction are not materially less favorable to the Borrower Representative or the relevant Restricted Subsidiary at the time of such transaction or at the time of the execution of the agreement providing therefor than those that would be obtained in a comparable transaction by the Borrower Representative or such Subsidiary with a non-Affiliate of such SCI Vehicle; (20) (A) payments by the Borrower Representative or any Restricted Subsidiary to any Parent Company (whether directly or indirectly) of management, consulting, monitoring, refinancing, transaction or advisory fees, and related expenses or termination fees, including payments or reimbursements made to satisfy advances or payments made on behalf of or for the Borrower Representative or any Restricted Subsidiary, and (B) customary payments and reimbursements by the Borrower Representative or any Restricted Subsidiary to any Parent Company (whether directly or indirectly) for financial advisory, financing, underwriting or placement services or in respect of other investment banking activities, including in connection with acquisitions or divestitures; and (21) guarantees of Indebtedness of the Borrower Representative or any Restricted Subsidiary permitted to be incurred pursuant to the covenant described under Section 6.3 by any Parent Company. Section 6.6 Liens. The Borrower Representative shall not, and shall not permit any Restricted Subsidiary to, create, incur, assume or otherwise cause or suffer to exist or become effective any Lien that secures obligations under any Indebtedness of any Borrower or any Guarantor of any kind upon any of its property or assets, now owned or hereafter acquired, except for Permitted Liens. Notwithstanding anything herein to the contrary the Loan Parties and the Restricted Subsidiaries shall not be allowed to grant any consensual Lien (other than a Lien securing the Obligations and if the Obligations are so secured a Lien securing debt permitted under Section 6.3(b)(29)) on any Equity Interests issued by any of the following four Cayman Island entities: FTAI Aircraft Leasing (2025) GP L.P., OCCO (Aviation) SPV, L.P., OCCO (Aviation) Offshore Master SPV II, L.P. and FTAI Aircraft Leasing Offshore OIM SPV GP L.P. With respect to any Lien securing Indebtedness that was permitted to secure such Indebtedness at the time of the incurrence of such Indebtedness, such Lien shall also be permitted to secure any Increased Amount of such Indebtedness. The “Increased Amount” of any Indebtedness shall mean any increase in the amount of such Indebtedness in connection with any accrual of interest, the accretion of accreted value, the amortization of original issue discount, the payment of interest in the form of additional Indebtedness with the same terms, accretion of original issue discount or liquidation preference and increases in the amount of Indebtedness outstanding solely as a result of fluctuations in the exchange rate of currencies or increase in the value of property securing Indebtedness. Section 6.7 [Reserved]. Section 6.8 Organizational Documents. The Borrower Representative will not, and will not permit any Restricted Subsidiary to amend, restate, amend and restate or otherwise modify its Organizational Documents after the Closing Date in a manner that is materially adverse to the Lenders. Section 6.9 Merger, Consolidation or Sale of All or Substantially All Assets. (a) The Borrowers may not (i) consummate a Division as the Dividing Person or (ii) consolidate with, amalgamate or merge into (whether or not such Borrower is the surviving Person), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all its properties or assets, taken as a whole, in one or more related transactions, to any Person unless, in the case of this clause (a)(ii): (1) such Borrower shall be the surviving Person or the Person formed by or surviving any such consolidation, amalgamation or merger (if other than such Borrower) or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made is a Person organized or existing under the laws of a jurisdiction described in clause (a) of the definition of

“Permitted Jurisdiction” or the same jurisdiction as any other Borrower (such Person, as the case may be, being herein called the “Successor Company”); (2) the Successor Company, if other than an existing Borrower, expressly assumes all the obligations of the Borrowers under the Loan Documents; (3) immediately after such transaction no Event of Default shall have occurred and be continuing; (4) immediately after giving pro forma effect to such transaction, as if such transaction had occurred at the beginning of the applicable four-quarter period: (A) the Successor Company would be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in Section 6.3(a); or (B) the Fixed Charge Coverage Ratio for the Successor Company and the Restricted Subsidiaries would be equal to or greater than such ratio for the Borrower Representative and the Restricted Subsidiaries immediately prior to such transaction; (5) each Guarantor, unless it is the other party to the transactions described in Section 6.9(a)(1) through (4), in which case Section 6.9(b)(2) shall apply, shall have by written agreement confirmed that its Guarantee shall apply to such Person’s Obligations; and (6) the Borrower Representative or such Successor Company, as applicable, shall have delivered to the Administrative Agent an Officers’ Certificate stating that such consolidation, amalgamation, merger, sale, assignment, transfer, lease, conveyance or disposition and such supplemental indentures, amendments, supplements or other instruments, if any, comply with this Agreement. The Successor Company shall succeed to, and be substituted for, the applicable Borrower under this Agreement and the other Loan Documents, and such Borrower shall automatically be released and discharged from its obligations under the Loan Documents. Notwithstanding the foregoing clauses (3) and (4), (A) (i) each Borrower may consolidate with, amalgamate or merge into or sell, assign, transfer, lease, convey or otherwise dispose of all or part of its properties and assets to any other Loan Party incorporated, formed or organized under the laws of the jurisdiction of any Borrower or any jurisdiction described in clause (a) of the definition of “Permitted Jurisdiction”; (B) any Restricted Subsidiary may consolidate with, amalgamate or merge into or sell, assign, transfer, lease, convey or otherwise dispose of all or part of its properties and assets to any Borrower; (C) each Borrower may consolidate with, amalgamate or merge into with an Affiliate of the Borrower Representative solely for the purpose of reincorporating or reorganizing such Borrower in the jurisdiction of any Borrower or in any jurisdiction described in clause (a) of the definition of “Permitted Jurisdiction” so long as the amount of Indebtedness of the Borrower Representative and the Restricted Subsidiaries is not increased thereby (unless such increase is permitted by this Agreement); (D) any Borrower may convert into a corporation, partnership, limited partnership, limited liability company or trust organized or existing under the laws of the jurisdiction of organization or incorporation of any Borrower or any jurisdiction described in clause (a) of the definition of “Permitted Jurisdiction”; and (E) each Borrower may change its name. (b) Subject to Section 9.20, each Guarantor shall not, and the Borrower Representative shall not permit any Guarantor to (i) consummate a Division as the Dividing Person or (ii) consolidate with, amalgamate or merge into (whether or not such Guarantor is the surviving Person), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all its properties or assets, taken as a whole, in one or more related transactions, to any Person (other than a Loan Party) unless, in the case of this clause (b)(ii): (1) (A) such Guarantor is the surviving Person or the Person formed by or surviving any such consolidation, amalgamation or merger (if other than such Guarantor) or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made is a Person organized or existing under the laws of a Permitted Jurisdiction (such Guarantor or such Person, as the case may be, being herein called the “Successor Person”); (B) the Successor Person, if other than such Guarantor, expressly assumes all the obligations of such Guarantor under the Loan Documents and such Guarantor’s Guarantee; (C) immediately after such transaction no Event of Default shall have occurred and be continuing; and (D) the Borrower Representative shall have delivered to the Administrative Agent an Officers’ Certificate stating that such consolidation, amalgamation, merger, sale, assignment, transfer, lease, conveyance or disposition and such supplemental indentures, amendments, supplements or other instruments, if any, comply with this Agreement; or (2) with respect to the Guarantors, the transaction is not prohibited by Section 6.4. Subject to Section 9.20, the Successor Person shall succeed to, and be substituted for, such Guarantor under the Loan Documents and such Guarantor’s Guarantee, and such Guarantor shall automatically be released and discharged from its obligations under the Loan Documents and such Guarantee. Notwithstanding the foregoing Section 6.9(b), (A) a Guarantor may (x) consolidate with, amalgamate or merge into or sell, assign, transfer, lease, convey or otherwise dispose of all or part of its properties and assets to any Borrower or any Guarantor or (y) dissolve if such Guarantor sells, assigns, transfers, leases, conveys or otherwise disposes of all or substantially all its properties and assets to another Person in compliance with Section 6.4, and, after giving effect to such sale, assignment, transfer, lease, conveyance or disposition and prior to such dissolution, has no or a de minimis amount of assets; (B) any Restricted Subsidiary may consolidate with, amalgamate or merge into or sell, assign, transfer, lease, convey or otherwise dispose of all or part of its properties and assets to any Guarantor; (C) a Guarantor may consolidate with, amalgamate or merge into an Affiliate of the Borrower Representative solely for the purpose of reincorporating or reorganizing such Guarantor in any Permitted Jurisdiction so long as the amount of Indebtedness of the

Borrower Representative and the Restricted Subsidiaries is not increased thereby (unless such increase is permitted by this Agreement); (D) a Guarantor may convert into a corporation, partnership, limited partnership, limited liability company or trust organized or existing under the laws of the jurisdiction of organization of such Guarantor or the laws of any Permitted Jurisdiction; (E) a Guarantor may change its name; and (F) a Guarantor that is an LLC may consummate a Division as the Dividing Person if, immediately upon the consummation of the Division, the assets of the applicable Dividing Person are held by one or more Guarantors at such time. Section 6.10 Financial Covenants. (a) Interest Coverage Ratio. The Borrower Representative shall not permit the Interest Coverage Ratio for the Borrower Representative and the Restricted Subsidiaries as of the last day of any Test Period to be less than 3.00:1.00. (b) Debt to EBITDA. The Borrower Representative shall not permit the Debt to EBITDA Ratio for the Borrower Representative and the Restricted Subsidiaries as of the last day of any Test Period to be greater than 4.00:1.00; provided that if the Borrower Representative, a Guarantor or a Restricted Subsidiary consummates any acquisition with consideration greater than $400,000,000 (a “Material Acquisition”), then, at the Borrower Representative’s election, for the Test Period ending with the fiscal quarter in which the Material Acquisition occurred and the next three Test Periods thereafter, the Borrower Representative shall not permit the Debt to EBITDA Ratio for the Borrower Representative and the Restricted Subsidiaries to be greater than 4.50:1.00 (a “Financial Covenant Step-Up”); provided, further, that (i) the Borrower Representative shall provide written notice to the Administrative Agent of such Financial Covenant Step-Up, (ii) at the end of any Financial Covenant Step-Up, the maximum Debt to EBITDA Ratio permitted under this Section 6.10(b) shall revert to 4.00 to 1.00, and (iii) there must be at least two consecutive Test Periods where such Financial Covenant Step-Up is not applicable before the Borrower Representative can again utilize the preceding proviso in relation to another Material Acquisition. Section 6.11 Material Property. Notwithstanding anything to the contrary, the Borrower Rep- resentative shall not, nor shall it permit any other Loan Party to, sell, transfer or otherwise dispose of any Material Property (whether pursuant to a sale, lease, exclusive license, transfer, Investment, Restricted Pay- ment, or otherwise or relating to the exclusive rights thereto) to any Subsidiary of the Borrower Representa- tive or an Affiliate of the Borrower Representative that, in either case, is not a Loan Party or, so long as in the ordinary course of business and for Fair Market Value, an SCI Vehicle, other than the sale, transfer or other disposition for a bona fide business purpose. SECTION 7. EVENTS OF DEFAULT Section 7.1 Events of Default. (a) Each of the following events shall constitute an “Event of Default”: (1) the Borrowers shall fail to pay any principal of any Loan or reimburse any LC Disbursement when due in accordance with the terms hereof; or the Borrowers shall fail to pay any interest on any Loan, or any other amount payable hereunder or under any other Loan Document, within five Business Days after any such interest or other amount becomes due in accordance with the terms hereof or thereof; or (2) any representation or warranty made or deemed made by any Loan Party herein or in any other Loan Document or that is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or (3) any Loan Party shall default in the observance or performance of any agreement contained in clause (i) of Section 5.4(a) (with respect to the Borrowers only), Section 5.7(a), Section 5.14 or Section 6; or (4) any Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (1) through (3) of this Section 7.1(a)), and such default shall continue unremedied for a period of 30 days after the earlier of (i) the date on which a Responsible Officer of any Loan Party obtains knowledge of such default and (ii) the date on which the Borrower Representative has received written notice of such default from the Administrative Agent, or if such default is of a nature that it cannot with reasonable effort be completely remedied within said period of 30 days, such additional period of time as may be reasonably necessary to cure same; provided that the applicable Loan Party commences such cure within such 30 day period and diligently prosecutes same, until completion, but in no event shall such extended period exceed 60 days; or (5) default under any mortgage, indenture or instrument under which there is issued or by which there is secured or evidenced any Indebtedness for money borrowed by any Parent Company that is a Loan Party, the Borrower Representative or any Restricted Subsidiary (or the payment of which is guaranteed by any Parent Company that is a Loan Party, the Borrower Representative or any Restricted Subsidiary), other than Indebtedness owed to the Borrower Representative or a Restricted Subsidiary, whether such Indebtedness or guarantee now exists or is created after the Closing Date, if both: (A) such default either: (x) results from the failure to pay any such Indebtedness at its stated final maturity (after giving effect to any applicable grace periods and extensions thereof) or results in any such Indebtedness becoming due prior to its stated final maturity; or (y) enables or permits (after giving effect to any applicable grace periods and any extensions thereof, but regardless of whether any required notice has been given) the holder or holders of such Indebtedness or someone acting on their behalf to cause such Indebtedness to become due, prepaid, defeased or otherwise paid prior to its stated maturity; and (B) the principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness in default for failure to pay principal at stated final maturity (after giving effect to any applicable grace periods and any extensions thereof), or the maturity of which has been or may be so accelerated, aggregate $50,000,000 or more at any one time outstanding, in each case without such default having been rescinded, annulled or otherwise cured; or (6) failure by any Parent Company that is a Loan Party, any Borrower or any Significant Subsidiary to pay final judgments for the payment of money aggregating in excess of $50,000,000 (to the extent not adequately covered by insurance as to which a solvent insurance company has not denied coverage or an indemnity by a third party with an Investment Grade Rating from any Rating Agency), which final judgments remain unpaid, undischarged, unwaived and unstayed for a period of more than 90 days after such judgment becomes final, and in the event such judgment is covered by insurance or indemnity, an enforcement proceeding has been commenced by any creditor upon such judgment or decree which is not promptly stayed; provided that such failure shall not be an Event of Default with respect to a judgment against a Significant Subsidiary as to which the Borrower Representative delivers to the Administrative Agent an Officers’ Certificate certifying a resolution adopted by the Board of Directors of the Borrower Representative to the effect that the creditors of such Significant Subsidiary have no recourse to the assets of any Borrower or any Guarantor (other than such Significant Subsidiary) and that the Board of Directors of the Borrower Representative has determined in good faith that the assets of such Significant Subsidiary have a Fair Market Value less than the sum of (x) the amount of such outstanding judgment, and (y) the outstanding Indebtedness of such Significant Subsidiary; (7) any Parent Company that is a Loan Party, any Borrower or any Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law or the laws of any Covered Foreign Jurisdiction: (i) commences proceedings to be adjudicated bankrupt or insolvent or commences winding-up proceedings; (ii) consents to the institution of bankruptcy or insolvency or winding up proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization, restructuring or relief under applicable Bankruptcy Law or the laws of any Covered Foreign Jurisdiction; (iii) consents to the appointment of a receiver, interim receiver, receiver and manager, liquidator, assignee, trustee, examiner, restructuring officer, process advisor or other similar official of it or for all or substantially all of its property; (iv) files a notice of intention to make a proposal to its creditors; or; (v) makes a general assignment for the benefit of its creditors; or (vi) makes an admission in writing of its inability generally to pay its debts as they become due (including, in respect of any Parent Company that is a Loan Party, any Borrower or Significant Subsidiary incorporated in Ireland, and without limitation, an admission in writing of being unable to pay its debts within the meaning of Section 509(3) or Section 570 of the Companies Act 2014 of Ireland); or (8) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law or the laws of any Covered Foreign Jurisdiction that: (i) is for relief against any Parent Company that is a Loan Party, any Borrower or any Significant Subsidiary in a proceeding in which it is to be adjudicated bankrupt or insolvent; (ii) appoints a receiver, interim receiver, receiver and manager, liquidator, assignee, trustee, examiner, restructuring officer, process advisor or other similar official of any Borrower or any Significant Subsidiary or for all or substantially all of the property of any Borrower or any Significant Subsidiary; or (iii) orders the liquidation (including provisional liquidation) of any Parent Company that is a Loan Party, any Borrower or any Significant Subsidiary; and the order or decree remains unstayed and in effect for 60 consecutive days; or (9) (i) any Person shall engage in any “prohibited transaction” (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Pension Plan, (ii) any failure to satisfy the minimum funding standard of Section 412 of the Code and Section 302 of ERISA, whether or not waived, shall exist with respect to any Pension Plan, or any Lien in favor of the

PBGC or a Pension Plan shall arise on the assets of the Borrower Representative or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Pension Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Pension Plan for purposes of Title IV of ERISA, (iv) any Pension Plan shall terminate for purposes of Title IV of ERISA, (v) the Borrower Representative or any Commonly Controlled Entity shall incur any liability in connection with a withdrawal from, or the Insolvency of, a Multiemployer Plan or (vi) any Canadian Pension Event shall occur; and in each case in clauses (i) through (vi) above, such event or condition results in or could reasonably be expected to result in a Material Adverse Effect; or (10) any of the Security Documents shall cease, for any reason (other than by reason of the express release thereof pursuant to Section 8.10 or the terms thereof or the failure of the Administrative Agent to take any action required to be taken by the Administrative Agent under the Loan Documents), to be in full force and effect, or any Loan Party or any Affiliate of any Loan Party shall so assert in writing, or any Lien created by any of the Security Documents shall cease for any reason (other than (i) by reason of the express release thereof pursuant to Section 8.10 or the terms thereof or (ii) as a result of (A) the Administrative Agent no longer having possession of certificates actually delivered to it representing equity interests pledged under any Loan Document, or (B) a Uniform Commercial Code filing having lapsed because a Uniform Commercial Code continuation statement was not filed in a timely manner) to be valid, perfected (unless perfection is not required under the Loan Documents), enforceable and of the same effect and priority purported to be created thereby with respect to any of the Collateral, or any Loan Party or any Affiliate of any Loan Party shall so assert in writing; or (11) the guarantee contained in any Guarantee Agreement shall cease, for any reason (other than by reason of the express release thereof pursuant to Section 8.10 or the terms thereof), to be in full force and effect or any Loan Party or any Affiliate of any Loan Party shall so assert in writing; or (12) any Change of Control shall occur. (b) If any Event of Default shall have occurred and be continuing, then, and in any such event, (A) if such event is an Event of Default specified in Section 7.1(a)(7) or Section 7.1(a)(8) with respect to any Borrower, the Commitment of each Lender to make Loans and any obligation of each Issuing Bank to issue Letters of Credit shall automatically terminate, the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents shall automatically and immediately become due and payable, and (B) if such event is any other Event of Default, with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower Representative, declare (i) the Commitment of each Lender to make Loans and any obligation of each Issuing Bank to issue Letters of Credit to be terminated, whereupon such Commitments and obligation shall be terminated and (ii) the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents to be due and payable forthwith, whereupon the same shall immediately become due and payable. Section 7.2 Application of Proceeds. All proceeds collected by the Administrative Agent upon any collection, sale, foreclosure or other realization upon any Collateral (including any distribution pursuant to a plan of reorganization), including any Collateral consisting of cash, shall be applied as follows: FIRST, to the payment of all costs and expenses incurred by the Administrative Agent (in its capacity as such hereunder or under any other Loan Document) in connection with such collection, sale, foreclosure or realization or otherwise in connection with this Agreement, any other Loan Document or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Administrative Agent hereunder or under any other Loan Document on behalf of any Loan Party and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document including any sums owing to any receiver, receiver and manager or administrative receiver; SECOND, (a) to the payment in full of all Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution) and (b) to cash collateralize that portion of LC Exposure comprising the undrawn amount of Letters of Credit to the extent not otherwise cash collateralized by the Borrowers pursuant to Section 2.3 or Section 2.20, ratably among the Lenders and the Issuing Banks in proportion to the respective amounts described in this clause SECOND payable to them; provided that (x) any such amounts applied pursuant to subclause (b) above shall be paid to the Administrative Agent for the ratable account of the applicable Issuing Banks to cash collateralize Obligations in respect of Letters of Credit, (y) subject to Section 2.3 or Section 2.20, amounts used to cash collateralize the aggregate amount of Letters of Credit pursuant to this clause SECOND shall be used to satisfy drawings under such Letters of Credit as they occur and (z) upon the expiration of any Letter of Credit (without any pending drawings), the pro rata share of cash collateral shall be distributed to the other Obligations, if any, in the order set forth in this Section 7.2; THIRD, to the Loan Parties, their successors or assigns, or as a court of competent jurisdiction may otherwise direct. In addition, in the event that the Administrative Agent receives any non-cash distribution upon any collection, sale, foreclosure or other realization upon any Collateral, such non-cash distribution shall be allocated in the manner described above, with the value of such non-cash distribution being reasonably determined by the Administrative Agent; provided that the Administrative Agent shall apply any cash distribution in accordance with this Section 7.2 prior to application of any such non-cash distribution. The Administrative Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Administrative Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Administrative Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Administrative Agent or such officer or be answerable in any way for the misapplication thereof. SECTION 8. THE ADMINISTRATIVE AGENT Section 8.1 Appointment and Authority. (a) Each of the Lenders and the Issuing Banks hereby irrevocably appoints the entity named as Administrative Agent in the heading of this Agreement to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Section 8.1 are solely for the benefit of the Administrative Agent, the Lenders and the Issuing Banks, and none of the Borrower Representative nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions (except as provided in Section 8.6 below). (b) The Administrative Agent shall also act as the collateral agent under the Loan Documents, and each of the Lenders and the Issuing Banks hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender or such Issuing Bank for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Administrative Agent, as collateral agent, and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 8.5 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Security Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent, shall be entitled to the benefits of all provisions of this Section 8 and Section 9 (including Section 9.5(b), as though such co-agents, sub-agents and attorneys-in-fact were the collateral agent under the Loan Documents) as if set forth in full herein with respect thereto. (c) For the purposes of holding any security granted by any Loan Party pursuant to the laws of the Province of Québec, each of the Secured Parties hereby irrevocably appoints and authorizes the Administrative Agent to act as the hypothecary representative (i.e. “fondé de pouvoir”) (in such capacity, the “Hypothecary Representative”) of the Secured Parties as contemplated under Article 2692 of the CCQ, and to enter into, to take and to hold on its behalf, and for its benefit, any hypothec, and to exercise such powers and duties that are conferred upon the Hypothecary Representative under any hypothec. The Hypothecary Representative shall: (a) have the sole and exclusive right and authority to exercise, except as may be otherwise specifically restricted by the terms hereof, all rights and remedies given to it pursuant to any hypothec, pledge, applicable laws or otherwise, (b) benefit from and be subject to all provisions hereof with respect to the Administrative Agent mutatis mutandis, including, without limitation, all such provisions with respect to the liability or responsibility to and indemnification by the Secured Parties, and (c) be entitled to delegate from time to time any of its powers or duties under any hypothec or pledge on such terms and conditions as it may determine from time to time. Any person who becomes a Secured Party shall, by its execution of an Assignment and Acceptance, be deemed to have consented to and confirmed the Administrative Agent as the hypothecary representative as aforesaid and to have ratified, as of the date it becomes a Secured Party, all actions taken by the Hypothecary Representative in such capacity. The substitution of the Administrative Agent pursuant to the provisions of the Section 8.6 shall also constitute the substitution of the Hypothecary Representative. Section 8.2 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender or an Issuing Bank as any other Lender or Issuing Bank and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower Representative or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders or the Issuing Banks. Section 8.3 Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, the Administrative Agent: (a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing; (b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable Law; (c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower Representative or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity; (d) shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 9.1 and 7.1) or (ii) in the absence of its own gross negligence, bad faith or willful misconduct, as determined by a final non-appealable judgment of a court of competent jurisdiction. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent by the Borrower Representative, a Lender or an Issuing Bank; (e) shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Security Documents, (v) the value or the sufficiency of any Collateral, (vi) perfecting, maintaining, monitoring, preserving or protecting the security interest or Lien (including the priority thereof) granted under this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, (vii) the filing, re- filing, recording, re-recording or continuing of any document, financing statement, mortgage, assignment, notice, instrument of further assurance or other instrument in any public office at any time or times, (viii) providing, maintaining, monitoring or preserving insurance on or the payment of Taxes with respect to any of the Collateral or (ix) the satisfaction of any condition set forth in Section 4 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent; (f) shall not be required to qualify in any jurisdiction in which it is not presently qualified to perform its obligations as the Administrative Agent; and (g) shall not be required to (i) expend or risk its own funds or provide indemnities in the performance of any of its duties hereunder or the exercise of any of its rights or powers, or (ii) otherwise incur any financial liability in the performance of its duties hereunder or the exercise of any of its rights or powers, except for such expense, indemnity or liability, if any, arising out of the Administrative Agent’s gross negligence, bad faith or willful misconduct in the performance of its duties hereunder or under any other Loan Document, as determined by a final non-appealable judgment of a court of competent jurisdiction. No requirement in any Loan Document for a Loan Party to provide evidence, opinion, information, documentation or other material requested or required by the Administrative Agent shall be construed to mean that the Administrative Agent has any responsibility to request or require such evidence, opinion, information, documentation or other material. No Lender or Issuing Bank shall assert, and each Lender and each Issuing Bank hereby waives, any claim against the Administrative Agent, including any predecessor agent, its sub-agents and their respective Affiliates in respect of any action taken or omitted to be taken by any of them, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof. Section 8.4 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance, amendment, renewal or extension of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an Issuing Bank, the Administrative Agent may presume that such condition is satisfactory to such Lender or such Issuing Bank unless the Administrative Agent shall have received notice to the contrary from such Lender or such Issuing Bank prior to the making of such Loan or the issuance, amendment, renewal or extension of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower Representative or any Lender or Issuing Bank), independent accountants and other experts, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. Section 8.5 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Section 8 shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facility provided for herein as well as activities as Administrative Agent. Section 8.6 Resignation of Administrative Agent. The Administrative Agent may at any time give notice of its resignation to the Lenders, the Issuing Banks and the Borrower Representative. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, with the consent of the Borrower Representative (not to be unreasonably withheld or delayed) unless an Event of Default under Section 7.1(a)(1), (7) or (8) is continuing, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Banks, with the consent of the Borrower Representative (not to be unreasonably withheld or delayed) unless an Event of Default under Section 7.1(a)(1), (7) or (8) is continuing, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that if the Administrative Agent shall notify the Borrower Representative, the Lenders and the Issuing Banks that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (a) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Secured Parties under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (b) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Person directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this Section. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrower Representative to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower Representative and such successor. After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Section 8 and Section 9.5 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent. Section 8.7 Non-Reliance on Administrative Agent and Other Lenders. Each Lender and Issuing Bank acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or Issuing Bank or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and Issuing Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or Issuing Bank or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. Section 8.8 No Other Duties, Etc. Anything herein to the contrary notwithstanding, the Arrangers and Syndication Agents listed on the cover page hereof shall not have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in their capacities, as applicable, as the Administrative Agent, a Lender or an Issuing Bank hereunder. Section 8.9 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Bankruptcy Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on any Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Banks and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the Issuing Banks and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 2.8 and 9.5) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, interim receiver, receiver and manager, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, if the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.8 and 9.5. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or any Issuing Bank any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or Issuing Bank to authorize the Administrative Agent to vote in respect of the claim of any Lender or any Issuing Bank or in any such proceeding. Section 8.10 Collateral and Guaranty Matters; Rights Under Hedge Agreements. (a) Each of the Lenders and Issuing Banks irrevocably authorizes the Administrative Agent to release or evidence the release of any Lien on any property granted to or held by the Administrative Agent under any Loan Document, to release any Guarantor from its obligations under a Guarantee Agreement or any Loan Document or to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document, in each case as provided in Section 9.20. (b) Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Loan Documents pursuant to Section 9.20. (c) No Secured Hedge Agreement or Secured Cash Management Agreement will create (or be deemed to create) in favor of any Lender Counterparty that is a party thereto any rights to manage or release any Collateral or the obligations of any Guarantor under the Loan Documents. By accepting the benefits of the Collateral, such Lender Counterparty shall be deemed to have appointed the Administrative Agent as its agent and agreed to be bound by the Loan Documents as a Secured Party. Section 8.11 Withholding Taxes. To the extent required by any applicable Requirements of Law, the Administrative Agent may withhold from any payment to any Lender an amount equivalent to any applicable withholding Tax. Without limiting or expanding the provisions of Section 2.17, each Lender shall indemnify the Administrative Agent against, and shall make payable in respect thereof within thirty (30) days after demand therefor, any and all Taxes and any and all related losses, claims, liabilities and expenses (including fees, charges and disbursements of any counsel for the Administrative Agent) incurred by or asserted against the Administrative Agent by the Internal Revenue Service or any other Governmental Authority as a result of the failure of the Administrative Agent to properly withhold Tax from amounts paid to or for the account of such Lender for any reason (including because the appropriate form was not delivered or not properly executed, or because such Lender failed to notify the Administrative Agent of a change in circumstance that rendered the exemption from, or reduction of, withholding Tax ineffective). A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement, any other Loan Document or otherwise against any amount due the Administrative Agent under this Section 8.11. The agreements in this Section 8.11 shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations. Section 8.12 Intercreditor Agreements and Security Documents. The Lenders hereby authorize and direct the Administrative Agent to execute and deliver the Security Documents, any Equal Priority Intercreditor Agreement and any Junior Priority Intercreditor Agreement in which the Administrative Agent is named as a party, including any Security Document executed after the Closing Date. It is hereby expressly acknowledged and agreed that, in doing so, the Administrative Agent is (a) expressly authorized to make the representations attributed to Lenders in any such agreements and (b) not responsible for the terms or contents of such agreements, or for the validity or enforceability thereof, or the sufficiency thereof for any purpose. Whether or not so expressly stated therein, in entering into, or taking (or forbearing from) any action under, any Equal Priority Intercreditor Agreement, any Junior Priority Intercreditor Agreement or any Security Documents, the Administrative Agent shall have all of the rights, immunities, indemnities, privileges and other protections granted to it under this Agreement and the Security Documents (in addition to those that may be granted to it under the terms of such other agreement or agreements). Section 8.13 Credit Bidding. The Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Obligations (including by accepting some or all of the Collateral in satisfaction of some or all of the Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Law, including under Sections 363, 1123 or 1129 of the Bankruptcy Law, or any similar Laws in any other jurisdictions to which a Loan Party is subject, or (b) at any other sale, foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any applicable Law. In connection with any such credit bid and purchase, the Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid by the Administrative Agent at the direction of the Required Lenders on a ratable basis (with Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that shall vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) for the asset or assets so purchased (or for the equity interests or debt instruments of the acquisition vehicle or vehicles that are issued in connection with such purchase). In connection with any such bid (i) the Administrative Agent shall be authorized to form one or more acquisition vehicles and to assign any successful credit bid to such acquisition vehicle or vehicles, (ii) each of the Secured Parties’ ratable interests in the Obligations which were credit bid shall be deemed without any further action under this Agreement to be assigned to such vehicle or vehicles for the purpose of closing such sale, (iii) the Administrative Agent shall be authorized to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or equity interests thereof, shall be governed, directly or indirectly, by, and the governing documents shall provide for, control by the vote of the Required Lenders or their permitted assignees under the terms of this Agreement or the governing documents of the applicable acquisition vehicle or vehicles, as the case may be, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in Section 9.1 of this Agreement), (iv) the Administrative Agent on behalf of such acquisition vehicle or vehicles shall be authorized to issue to each of the Secured Parties, ratably on account of the relevant Obligations which were credit bid, interests, whether as equity, partnership, limited partnership interests or membership interests, in any such acquisition vehicle and/or debt instruments issued by such acquisition vehicle, all without the need for any Secured Party or acquisition vehicle to take any further action and (v) to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Obligations assigned to the acquisition vehicle exceeds the amount of Obligations credit bid by the acquisition vehicle or otherwise), such Obligations shall automatically be reassigned to the Secured Parties pro rata and the equity interests and/or debt instruments issued by any acquisition vehicle on account of such Obligations shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action. Notwithstanding that the ratable portion of the Obligations of each Secured Party are deemed assigned to the acquisition vehicle or vehicles as set forth in clause (ii) above, each Secured Party shall execute such documents and provide such information regarding the Secured Party (and/or any designee of the Secured Party which will receive interests in or debt instruments issued by such acquisition vehicle) as the Administrative Agent may reasonably request in connection with the formation of any acquisition vehicle, the formulation or submission of any credit bid or the consummation of the transactions contemplated by such credit bid. Section 8.14 Erroneous Payments. (i) Each Lender and Issuing Bank hereby agrees that (x) if the Administrative Agent notifies such Lender or Issuing Bank that the Administrative Agent has determined in its sole dis- cretion that any funds received by such Lender or Issuing Bank from the Administrative Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) were erroneously transmitted to such Lender or Issuing Bank (whether or not known to such Lender or Issuing Bank), and demands the return of such Payment (or a portion thereof), such Lender or Issuing Bank shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender or Issuing Bank to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (y) to the extent permitted by applicable Law, such Lender or Issuing Bank shall not assert, and hereby waives, as to the Administrative Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Payments received, including any defense based on “discharge for value” or any similar doctrine. A notice of the Administrative Agent to any Lender or Issuing Bank under this Section 8.14 shall be conclusive, absent manifest error. (ii) Each Lender and Issuing Bank hereby further agrees that if it receives a Payment from the Administrative Agent or any of its Affiliates (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”) or (y) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment. Each Lender and Issuing Bank agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Lender or Issuing Bank shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than one Busi- ness Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender or Issuing Bank to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. (iii) The Borrower Representative and each other Loan Party hereby agrees that (x) in the event an erroneous Payment (or portion thereof) are not recovered from any Lender or Issuing Bank that has received such Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender or Issuing Bank with respect to such amount and (y) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obliga- tions owed by the Borrower Representative or any other Loan Party. (iv) Each party’s obligations under this Section 8.14 shall survive the resignation or replacement of the Administrative Agent or any transfer of rights or obligations by, or the replace- ment of, a Lender or Issuing Bank, the termination of the Commitments or the repayment, satisfac- tion or discharge of all Obligations under any Loan Document. Section 8.15 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower Representative or any other Loan Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement; (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class ex-emption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of subsections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower Representative or any other Loan Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). SECTION 9. MISCELLANEOUS Section 9.1 Amendments and Waivers. Neither this Agreement or any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 9.1. The Required Lenders, the Borrower Representative and each other Loan Party which is a party to the relevant Loan Document may, or (with the written consent of the Required Lenders) the Administrative Agent, the Borrower Representative and each other Loan Party which is a party to the relevant Loan Document may, from time to time, (a) enter into written amendments, supplements or modifications hereto and to the other Loan Documents (including amendments and restatements hereof or thereof) for the purpose of adding or removing any provisions to this Agreement or the other Loan Documents or changing in any manner the rights and obligations of the Lenders, the Issuing Banks or of the Loan Parties hereunder or thereunder or (b) waive, on such terms and conditions as may be specified in the instrument of waiver, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that the Administrative Agent may, with the consent of the Borrower Representative only and without the need to obtain the consent of any Lender, amend, supplement or modify this Agreement or any other Loan Document to cure any ambiguity, omission, defect or inconsistency, so long as such amendment, supplement or modification does not adversely affect the rights of any Lender or the Lenders shall have received at least five Business Days’ prior written notice thereof and Administrative Agent shall not have received, within five Business Days of the date of such notice to the Lenders, a written notice from the Required Lenders stating that the Required Lenders object to such amendment; provided further, however, that no such waiver and no such amendment, supplement or modification shall (or shall have the effect of): (i) reduce or forgive the principal amount of any Loan or LC Disbursement, extend the final scheduled date of maturity of any Loan or Letter of Credit, extend the date of reimbursement of any LC Disbursement, reduce the stated rate of any interest (including default interest), fee or premium payable under this Agreement or extend the time for payment of any interest, fees or premium or increase the amount or extend the expiration date of any Commitment of any Lender, in each case without the consent of each Lender directly and adversely affected thereby; (ii) amend, modify or waive any provision of this Section 9.1, without the consent of each Lender, or, except as contemplated by the last paragraph of this Section 9.1, reduce any percentage specified in the definition of “Required Lenders” or reduce the consent required under any provision pursuant to which the consent of Required Lenders is necessary, in each case without the consent of each Lender directly affected thereby; (iii) consent to the assignment or transfer by any Borrower of any of its rights and obligations under this Agreement and the other Loan Documents without the consent of each Lender; (iv) amend, modify or waive any provision of Section 8, or any other provision affecting the rights, duties or obligations of the Administrative Agent, without the consent of the Administrative Agent or amend, modify or waive any provision of Section 2.3, or any other provision affecting the rights, duties or obligations of any Issuing Bank, without the consent of such Issuing Bank; (v) amend, modify or waive any provision of Section 2.14 or Section 7.2 without the consent of each Lender directly affected thereby; (vi) release all or substantially all of the Collateral in any transaction or series of related transactions, without the written consent of each Lender, except (A) to the extent the release of such Collateral is permitted pursuant to Section 9.20 (in which case such release may be made without the consent of any Lender) or (B) upon satisfaction of the Termination Conditions; or (vii) subordinate the Obligations to any other Indebtedness for borrowed money or the Liens granted to the Administrative Agent (for the benefit of the Secured Parties) in all or substantially all of the Collateral to the Liens securing any other Indebtedness for borrowed money without the written consent of each Lender directly and adversely affected thereby; provided that this clause (vii) shall not apply if each directly and adversely affected Lender shall have been offered a bona fide opportunity to fund or otherwise provide no less than its pro rata share (based on the amount of obligations under the class that are directly and adversely affected thereby held by the applicable Lender) of the portion of the indebtedness (including any debtor-in-possession financing) that is made available to other providers of the indebtedness (including any debtor-in-possession financing) on the same terms (other than bona fide backstop fees, any arrangement or restructuring fees and reimbursement of counsel fees and other expenses in connection with the negotiation of the terms of such transaction) as offered to all other providers (or their Affiliates) of the indebtedness (including any debtor-in-possession financing) and to the extent such directly and adversely affected Lender decides to participate in the indebtedness (including any debtor-in-possession financing), receive no less than its pro rata share of the fees and any other similar benefit (other than bona fide backstop fees, any arrangement or restructuring fees and reimbursement of counsel fees and other expenses in connection with the negotiation of the terms of such transaction) of the indebtedness (including any debtor-in-possession financing) afforded to the providers of the indebtedness (including any debtor-in-possession financing) pursuant to a written offer made to such Lender describing the material terms of the arrangements pursuant to which the indebtedness (including any debtor-in-possession financing) is to be provided, which offer shall remain open to such Lenders for a period of not less than three (3) Business Days (provided, however, that any such Lender that does not accept an offer to provide its pro rata share of the portion of such indebtedness (including any debtor-in-possession financing) that is made available to such Lender within the time specified for acceptance of such offer being made, shall be deemed to have declined such offer); or (viii) release all or substantially all of the value of the Guarantee Agreements, without the written consent of each Lender, except (A) to the extent the release of any Subsidiary from a Guarantee Agreement is permitted pursuant to Section 9.20 (in which case such release may be made without the consent of any Lender) or (B) upon satisfaction of the Termination Conditions; provided, further, that any Loan Document may be waived, amended, supplemented or modified pursuant to an agreement or agreements in writing entered into by the Borrower Representative and the Administrative

Agent (without the consent of any Lender) solely to grant a new Lien for the benefit of the Secured Parties or extend an existing Lien over additional property. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Loan Parties, the Lenders, the Administrative Agent, the Issuing Banks and all future holders of the Loans and issuers of Letters of Credit. In the case of any waiver, the Loan Parties, the Lenders and the Administrative Agent shall be restored to their former position and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon. Any such waiver, amendment, supplement or modification shall be effected by a written instrument signed by the parties required to sign pursuant to the foregoing provisions of this Section; provided that delivery of an executed signature page of any such instrument by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof. Notwithstanding the foregoing, Guarantee Agreements, Security Documents and related documents executed in connection with this Agreement may be in a form reasonably determined by the Administrative Agent and may be, together with this Agreement, amended and waived with the consent of the Administrative Agent and the Borrower Representative only and without the need to obtain the consent of any Lender if such amendment or waiver is delivered solely to the extent necessary to (A) comply with local Law or advice of local counsel or (B) cause such Guarantee Agreement, Security Document or related document to be consistent with this Agreement and the other Loan Documents. Section 9.2 Notices. Except as otherwise provided in Section 2.6(c), all notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by facsimile), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three Business Days after being deposited in the mail, postage prepaid, or, in the case of facsimile notice, when received, addressed (a) in the case of the Borrower Representative as follows, (b) in the case of the Administrative Agent, as separately provided to the Borrower Representative and Lenders, (c) in the case of the Lenders and Issuing Banks, at their primary address set forth below their name on Appendix A or otherwise indicated to Administrative Agent in writing or, in the case of a Lender or Issuing Bank which becomes a party to this Agreement pursuant to an Assignment and Acceptance, in such

Assignment and Acceptance or (d) in the case of any party, to such other address as such party may hereafter notify to the other parties hereto: the Borrower Representative: c/o FTAI Aviation Investors LLC 405 W. 13th Street, 3rd Floor New York, NY 10014 Attention: Joseph P. Adams, Jr., Chief Executive Officer E-mail: jadams@fortress.com with a copy to: FTAI Aviation Ltd. 405 West 13th Street, 3rd Floor New York, NY 10014 Attention: Nicholas McAleese, Chief Financial Officer E-mail: nmcaleese@ftaiaviation.com and FTAI Aviation Ltd. 405 West 13th Street, 3rd Floor New York, NY 10014 Attention: David Moreno, President E-mail: dmoreno@ftaiaviation.com with a copy to (which shall not constitute notice): Skadden, Arps, Slate, Meagher & Flom LLP One Manhattan West New York, NY 10001 Attention: Andrew Alvarez E-mail: andrew.alvarez@skadden.com provided that any notice, request or demand to or upon the Administrative Agent or any Lender shall not be effective until received. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Section 2 unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or the Borrower Representative may, in their discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE MATERIALS AND/OR INFORMATION PROVIDED BY OR ON BEHALF OF ANY BORROWER HEREUNDER (“BORROWER MATERIALS”) OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON- INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to any Borrower, any Lender or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of any Borrower’s or the Administrative Agent’s transmission of materials and/or information provided by or on behalf of any Borrower hereunder through the Platform or the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to any Borrower, any Lender or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages). Section 9.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. Section 9.4 Survival of Representations and Warranties. All representations and warranties made herein, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans and other extensions of credit hereunder. Section 9.5 Payment of Expenses; Indemnification. (a) The Borrowers jointly and severally agree (i) to pay or reimburse each of the Agents, each of the Arrangers and the Syndication Agents for all their reasonable and documented out-of-pocket costs and expenses incurred in connection with the syndication of the Revolving Loan Facility (other than fees payable to syndicate members) and the development, negotiation, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including the reasonable and documented fees and disbursements of a single law firm as counsel to the Agents, the Arrangers and the Syndication Agents and one local counsel to the Agents, taken as a whole, in any relevant jurisdiction and the charges of any Platform, (ii) to pay or reimburse each Lender, each Issuing Bank and the Agents for all their reasonable and documented out-of- pocket costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any other documents prepared in connection herewith or therewith, including all costs and expenses incurred during any legal proceeding, including any proceeding under any Bankruptcy Laws, the reasonable and documented fees and disbursements of a single law firm as counsel to the Lenders and the Agents taken as a whole, special aircraft counsel (to the extent applicable) and one local counsel to the Lenders and the Agents taken as a whole in any relevant material jurisdiction (or, with respect to enforcement, any relevant jurisdiction) and, if a conflict exists among such Persons, one additional primary counsel and, if necessary or advisable, one local counsel in each relevant jurisdiction, (iii) to pay, indemnify, or reimburse each Lender, each Issuing Bank and the Agents for, and hold each Lender and the Agents harmless from, any and all reasonable recording and filing fees and any and all reasonable liabilities with respect to, or resulting from any delay in paying Other Taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and (iv) to pay, indemnify or reimburse each Lender, each Issuing Bank, each Agent, each Arranger, each Syndication Agent, their respective affiliates, and their respective officers, directors, trustees, employees, advisors, agents and controlling persons (each, an “Indemnitee”) for, and hold each Indemnitee harmless from and against any and all other liabilities, obligations, losses, damages, penalties, claims (including Environmental Claims), actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (limited to, in the case of counsel, the reasonable and documented fees and disbursements of a single law firm as counsel to the Indemnitees taken as a whole and one local counsel to the Indemnitees taken as a whole in any relevant jurisdiction and, if a conflict exists among such Persons, one additional primary counsel and, if necessary or advisable, one local counsel (plus if applicable, any additional counsel in the event of a conflict) in each relevant jurisdiction) whether direct, indirect, special or consequential, incurred by an Indemnitee or asserted against any Indemnitee arising out of, in connection with, or as a result of (A) the execution, enforcement or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto or thereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (B) any Loan or the use or proposed use of the proceeds thereof, (C) any actual or alleged presence or Release of Hazardous Materials on, at, under or from any property owned, occupied or operated by any Borrower or any of its Subsidiaries, or any liability under any Environmental Law related in any way to any Borrower or any of its Subsidiaries or any of their respective properties, or (D) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by any third party or by any Borrower or any other Loan Party, and regardless of whether any Indemnitee is a party thereto (all the foregoing in this clause (iv), collectively, the “Indemnified Liabilities”), but excluding, in each case, Taxes other than any Taxes that represent losses, claims or damages arising from a non-tax claim; provided that no Borrower shall have any obligation hereunder to any Indemnitee with respect to Indemnified Liabilities to the extent such Indemnified Liabilities (x) are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence, bad faith, willful misconduct or material breach of its obligations under this Agreement of such Indemnitee or (y) resulted from any dispute that does not involve an act or omission by such Borrower or any of its affiliates, shareholders, partners or other equity holders and that is brought by an Indemnitee against another Indemnitee other than any claims against an Indemnitee in its capacity or in fulfilling its role as the Administrative Agent, an Arranger or a Syndication Agent under the Revolving Loan Facility. No Indemnitee shall be liable for any damages arising from the use by unauthorized persons of information or other materials sent through electronic, telecommunications or other information transmission systems or for any special, indirect, consequential or punitive damages in connection with the Revolving Loan Facility. Without limiting the foregoing, and to the extent permitted by applicable Law, the Borrowers agree not to assert and to cause their respective Subsidiaries not to assert, and hereby waives and agrees to cause their respective Subsidiaries so to waive, all rights for contribution or any other rights of recovery with respect to all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature, under or related to Environmental Laws, that any of them might have by statute or otherwise against any Indemnitee. All amounts due under this Section 9.5 shall be payable not later than 30 days after written demand therefor. Statements payable by the Borrowers pursuant to this Section 9.5 shall be submitted to the Borrower Representative at the address of the Borrower Representative set forth in Section 9.2, or to such other Person or address as may be hereafter designated by the Borrower Representative in a notice to the Administrative Agent. The agreements in this Section 9.5 shall survive the termination of the Commitments and the repayment of the Loans and all other amounts payable hereunder. (b) Reimbursement by Lenders. To the extent that any Borrower for any reason fails to indefeasibly pay any amount required under subsection (a) of this Section 9.5 to be paid by it to the Administrative Agent (or any sub-agent thereof), and Issuing Bank or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), such Issuing Bank or such Related Party, as the case may be, such Lender’s Pro Rata Share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) or such Issuing Bank in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) or such Issuing Bank in connection with such capacity. (c) In addition, and without limiting the Borrowers’ obligations under this Section 9.5, the Borrowers jointly and severally agree to pay, indemnify or reimburse each Indemnitee for, and hold each Indemnitee harmless from and against any and all other liabilities, obligations, losses, damages, penalties, claims (including Environmental Claims), actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (limited to, in the case of counsel, the reasonable and documented fees and disbursements of a single law firm as counsel to the Indemnitees taken as a whole and one local counsel to the Indemnitees taken as a whole in any relevant jurisdiction and, if a conflict exists among such Persons, one additional primary counsel and, if necessary or advisable, one local counsel (plus if applicable, any additional counsel in the event of a conflict) in each relevant jurisdiction) whether direct, indirect, special or consequential, incurred by an Indemnitee or asserted against any Indemnitee arising out of, in connection with, or as a result of any aircraft part or engine included in the Collateral, including, without limitation, with respect thereto, (1) the manufacture, design, purchase, acceptance, nonacceptance or rejection, ownership, registration, reregistration, deregistration, delivery, nondelivery, lease, sublease, assignment, possession, use or non-use, operation, maintenance, testing, repair, overhaul, condition, alteration, modification, addition, improvement, storage, airworthiness, replacement, repair, sale, substitution, return, abandonment, redelivery or other disposition of any such aircraft part or engine, (2) any claim or penalty arising out of violations of applicable Laws by any Borrower, owner or operator thereof, (3) tort liability of any Indemnitee (whether active, passive or imputed) and (4) death, personal injury or property damage of any Person, including passengers, shippers or others, but excluding, in each case, Taxes other than any Taxes that represent losses, claims or damages arising from a non-tax claim; provided that no Borrower shall have any obligation hereunder to any Indemnitee with respect to the Indemnified Liabilities under this Section 9.5(c) to the extent such Indemnified Liabilities (x) are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence, bad faith, willful misconduct or material breach of its obligations under this Agreement of such Indemnitee or (y) resulted from any dispute that does not involve an act or omission by such Borrower or any of its affiliates, shareholders, partners or other equity holders and that is brought by an Indemnitee against another Indemnitee other than any claims against an Indemnitee in its capacity or in fulfilling its role as the Administrative Agent, an Arranger or a Syndication Agent under the Revolving Loan Facility. Section 9.6 Successors and Assigns; Participations and Assignments. (a) This Agreement shall be binding upon and inure to the benefit of the Borrowers, the Lenders, the Issuing Banks, the Administrative Agent, the Arrangers, all future holders of the Loans and their respective successors and assigns, except that the Borrowers may not assign or transfer any of their rights or obligations under this Agreement without the prior written consent of the Administrative Agent and each Lender. (b) Any Lender may, without the consent of the Borrowers, the Administrative Agent or the Issuing Banks, in accordance with applicable Law, at any time sell to one or more banks, financial institutions or other entities (each, a “Participant”) participating interests in any Loan owing to such Lender, any Commitment of such Lender or any other interest of such Lender hereunder and under the other Loan Documents; provided, however, that no Lender shall be permitted to sell any such participating interest to (i) any Affiliate of the Borrower Representative or (ii) a natural person. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender’s obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Loan for all purposes under this Agreement and the other Loan Documents, and the Borrowers and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and the other Loan Documents. In no event shall any Participant under any such participation have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by any Loan Party therefrom, except to the extent that such amendment, waiver or consent would require the consent of all Lenders pursuant to Section 9.1. The Borrowers agree that if amounts outstanding under this Agreement and the Loans are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall, to the maximum extent permitted by applicable Law, be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement; provided that, in purchasing such participating interest, such Participant shall be deemed to have agreed to share with the Lenders the proceeds thereof as provided in Section 2.14 as fully as if such Participant were a Lender hereunder. The Borrowers also agree that each Participant shall be entitled through the Lender granting the participation to the benefits of Sections 2.15, 2.16 or 2.17 (subject to the requirements and limitations of such Sections, Section 2.18, 2.19 and 2.21, including the requirements of Section 2.17(f) and (g) (it being agreed that any required forms shall be provided solely to the participating Lender)) with respect to its participation in the Commitments and the Loans outstanding from time to time as if such Participant were a Lender; provided that no Participant shall be entitled to receive any greater amount pursuant to any such Section than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred, except to the extent that entitlement to a greater amount results from a Change in Law that occurs after such Participant acquires the applicable participation, unless such transfer was made with the Borrower Representative’s prior written consent (which consent shall not be unreasonably withheld or delayed). Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal and interest amounts of each Participant’s interest in the Loans held by it (the “Participant Register”). The entries in the Participant Register shall be conclusive, absent manifest error, and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of the participation in question for all purposes of this Agreement, notwithstanding notice to the contrary. No Lender shall have any obligation to disclose all or any portion of a Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. (c) Any Lender (an “Assignor”) may, in accordance with applicable Law and the written consent of the Administrative Agent and each Issuing Bank (which shall not be unreasonably withheld or delayed) and, so long as no Event of Default under Section 7.1(a)(1), (7) or (8) has occurred and is continuing, the Borrower Representative (which shall not be unreasonably withheld or delayed) at any time and from time to time assign to any Lender or any affiliate, Related Fund or Control Investment Affiliate thereof, or to an additional bank, financial institution or other entity (an “Assignee”) all or any part of its rights and obligations under this Agreement pursuant to an Assignment and Acceptance executed by such Assignee and such Assignor and delivered to the Administrative Agent for its acceptance and recording in the Register; provided that assignments made to any Lender, an affiliate of a Lender or a Related Fund will not be subject to the above described consents; provided, further, that, unless an Event of Default under Section 7.1(a)(1), (7) or (8) has occurred and is continuing, no assignment to an Assignee (other than any Lender or any affiliate thereof) of Commitments shall be in an aggregate principal amount of less than $5,000,000 (other than in the case of an assignment of all of a Lender’s interests in the Revolving Loan Facility under this Agreement) and, after giving effect thereto, the assigning Lender (if it shall retain any Commitment) shall have a Commitment of at least $5,000,000 unless otherwise agreed by the Administrative Agent and the Borrower Representative; provided, however, no Lender shall be permitted to assign all or any part of its rights and obligations under this Agreement to (i) any Affiliate of the Borrower Representative, (ii) the Borrower Representative or any of its Subsidiaries, (iii) a Defaulting Lender or (iv) any natural person (or holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural person). Upon such execution, delivery, acceptance and recording in the Register, from and after the effective date determined pursuant to such Assignment and Acceptance, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with Commitments and/or Loans as set forth therein, and (y) the Assignor thereunder shall, to the extent of the interest assigned in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of an Assignor’s rights and obligations under this Agreement, such Assignor shall cease to be a party hereto, except as to Sections 2.16, 2.17 and 9.5 in respect of the period prior to such effective date). For purposes of the minimum assignment amounts set forth in this paragraph, multiple assignments by two or more Related Funds shall be aggregated. (d) [Reserved]. (e) Upon its receipt of an Assignment and Acceptance executed by an Assignor and an Assignee (and, in any case where the consent of any other Person is required by Section 9.6(c), by each such other Person) together with payment to the Administrative Agent of a registration and processing fee of $3,500 (provided, however, that (i) Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment and (ii) no such fee shall be required to be paid in the case of an Assignee which is already a Lender or any affiliate, Related Fund or Control Investment Affiliate thereof), the Administrative Agent shall (A) promptly accept such Assignment and Acceptance and (B) on the effective date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Borrower Representative. On or prior to such effective date, the Borrower Representative, at its own expense, upon request, shall execute and deliver to the Administrative Agent (in exchange for the applicable Loan Notes of the assigning Lender) a new Loan Note to such Assignee in an amount equal to the Commitment assumed or acquired by it pursuant to such Assignment and Acceptance and, if the Assignor has retained a Commitment, upon request, a new Loan Note to the Assignor in an amount equal to the Commitment retained by it hereunder. Such new Loan Note or Loan Notes shall otherwise be in the form of the Loan Note or Loan Notes replaced thereby. (f) For avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this Section 9.6 concerning assignments of Loans and Loan Notes relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests in Loans and Loan Notes, including any pledge or assignment by a Lender of any Loan or Loan Note to any Federal Reserve Bank in accordance with applicable Law. (g) Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle (an “SPC”), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower Representative, the option to provide to the Borrowers all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrowers pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to make any Loan and (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any state thereof. Each party hereto also agrees that each SPC shall be entitled to the benefits of Sections 2.15, 2.16 or 2.17 (subject to the requirements and limitations of such Sections, Section 2.18 and 2.19, including the requirements of Section 2.17(f) and (g) (it being agreed that any required forms shall be provided solely to the Granting Lender)) with respect to its granted interest in the Commitments and the Loans outstanding from time to time as if such SPC were a Lender; provided that no SPC shall be entitled to receive any greater amount pursuant to any such Section than the Granting Lender would have been entitled to receive in respect of the amount of the interest granted by such Granting Lender to such SPC had no such grant occurred, except to the extent that entitlement to a greater amount results from a change in Law that occurs after such interest was granted, unless such transfer was made with the Borrower Representative’s prior written consent (which consent shall not be unreasonably withheld or delayed). In addition, notwithstanding anything to the contrary in this Section 9.6(g), any SPC may (A) with notice to, but without the prior written consent of, the Borrower Representative and the Administrative Agent and with the payment of a processing fee in the amount of $3,500 (which processing fee may be waived by the Administrative Agent in its sole discretion), assign all or a portion of its interests in any Loans to the Granting Lender, or with the prior written consent of the Borrower Representative and the Administrative Agent (which consent shall not be unreasonably withheld) and with the payment of a processing fee in the amount of $3,500 (which processing fee may be waived by the Administrative Agent in its sole discretion) to any financial institutions providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Loans, and (B) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC; provided that non-public information with respect to the Borrower Representative or its Affiliates may be disclosed only with the Borrower Representative’s consent which will not be unreasonably withheld. This Section 9.6(g) may not be amended without the written consent of any SPC with Commitments outstanding at the time of such proposed amendment. To the extent an SPC provides a Loan, the applicable Granting Lender may maintain a register on behalf of the Borrowers and the SPC’s interest must be entered in the register. Section 9.7 Set-off. In addition to any rights and remedies of the Lenders provided by law, upon the occurrence and during the continuation of any Event of Default, each Lender and Issuing Bank shall have the right, without prior notice to Borrowers, any such notice being expressly waived by the Borrowers to the extent permitted by applicable Law, upon any amount becoming due and payable by any Borrower hereunder (whether at the stated maturity, by acceleration or otherwise), to set off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or such Issuing Bank or any branch or agency thereof to or for the credit or the account of any Borrower. Each Lender and Issuing Bank agrees promptly to notify the Borrower Representative and the Administrative Agent after any such setoff and application made by such Lender; provided that the failure to give such notice shall not affect the validity of such setoff and application. Section 9.8 Counterparts. (a) This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower Representative and the Administrative Agent. (b) The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent. Section 9.9 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Section 9.10 Integration. This Agreement and the other Loan Documents represent the entire agreement of the Borrowers, the Administrative Agent, the Issuing Banks and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent, any Issuing Bank or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents. Section 9.11 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY) BASED UPON, ARISING OUT OF OR RELATING TO THE LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY

AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Section 9.12 Submission To Jurisdiction; Waivers. Each party hereto hereby irrevocably and unconditionally: (a) submits for itself and its Property in any legal action or proceeding (whether in contract or tort or otherwise and whether at law or in equity) relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, in each case, in the County of New York, Borough of Manhattan, and appellate courts from any thereof; (b) consents that any such action or proceeding (whether in contract or tort or otherwise and whether at law or in equity) may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding (whether in contract or tort or otherwise and whether at law or in equity) in any such court or that such action or proceeding (whether in contract or tort or otherwise and whether at law or in equity) was brought in an inconvenient court and agrees not to plead or claim the same; (c) agrees that service of process in any such action or proceeding (whether in contract or tort or otherwise and whether at law or in equity) may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to its address set forth in Section 9.2 or at such other address of which the Administrative Agent (or in the case of the Administrative Agent, the other parties hereto) shall have been notified pursuant thereto; (d) agrees that the Administrative Agent, the Issuing Bank and the Lenders retain the right to bring proceedings (whether in contract or tort or otherwise and whether at law or in equity) against any Loan Party in the courts of any other jurisdiction in connection with the exercise of any rights under any Security Document or the enforcement of any judgment; (e) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law; and (f) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding (whether in contract or tort or otherwise and whether at law or in equity) referred to in this Section 9.12 any special, exemplary, punitive or consequential damages. Section 9.13 Acknowledgments. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrowers acknowledge and agree, and acknowledge their Affiliates’ understanding, that: (a)(i) the arranging and other services regarding this Agreement provided by the Administrative Agent, the Arrangers, the Syndication Agents, the Issuing Banks and the Lenders are arm’s- length commercial transactions between the Borrower Representative and its Affiliates, on the one hand, and the Administrative Agent, the Arrangers, the Syndication Agents, the Issuing Banks and the Lenders, on the other hand, (ii) each of the Borrower Representative and each other Loan Party has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (iii) each of the Borrower Representative and each other Loan Party is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (b)(i) each of the Administrative Agent, the Arrangers, the Syndication Agents, the Issuing Banks and the Lenders are and have been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower Representative or any of its Affiliates, or any other Person and (ii) none of the Administrative Agent, the Arrangers, the Syndication Agents, the Issuing Banks or the Lenders has any obligation to the Borrower Representative or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; (c) the Administrative Agent, the Arrangers, the Syndication Agents, the Issuing Banks and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower Representative and its Affiliates, and none of the Administrative Agent, the Arrangers, the Syndication Agents, the Issuing Banks or the Lenders has any obligation to disclose any of such interests to the Borrower Representative or any of its Affiliates; and (d) each of the Administrative Agent, the Arrangers, the Syndication Agents, the Issuing Banks and the Lenders (i) is a full service securities or banking firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial services, (ii) in the ordinary course of business, may provide investment banking and other financial services to, and/or acquire, hold or sell, for its own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of, the Borrowers and other companies with which the Borrowers may have commercial or other relationships and (iii) with respect to any securities and/or financial instruments so held by the Administrative Agent, the Arrangers, the Syndication Agents, the Issuing Banks, the Lenders or any of their respective customers, all rights in respect of such securities and financial instruments, including any voting rights, will be exercised by the holder of the rights, in its sole discretion. To the fullest extent permitted by law, each of the Borrower Representative and each other Loan Party hereby agrees not to assert any claim that the Administrative Agent, any Arranger, any Syndication Agent, any Issuing Bank or any Lender owes it any agency, fiduciary or similar duty and agrees no such duty is owed in connection with any aspect of any transaction contemplated hereby. Section 9.14 Confidentiality. Each of the Administrative Agent, the Lenders and the Issuing Banks agrees to keep confidential all non-public information provided to it by any Loan Party pursuant to this Agreement (“Information”); provided that nothing herein shall prevent the Administrative Agent, any Lender or any Issuing Bank from disclosing any such information (a) to the Administrative Agent, any other Lender or Issuing Bank or any affiliate of any thereof, (b) to any Participant or Assignee (each, a “Transferee”) or prospective Transferee that agrees to comply with the provisions of this Section 9.14 or substantially equivalent provisions, (c) to any of its or its affiliates’ employees, directors, agents, attorneys, accountants and other professional advisors, it being understood and agreed that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential, (d)(i) to any financial institution that is a direct or indirect contractual counterparty or potential counterparty in any swap or derivative agreements with the Borrower Representative or any Subsidiary of the Borrower Representative or such contractual counterparty’s or potential counterparty’s professional advisor or (ii) to any party to any other transaction under which payments are to be made by reference to the Borrowers and their obligations, this Agreement or payments hereunder (so long as such actual or potential contractual counterparty or professional advisor to such actual or potential contractual counterparty agrees to be bound by the provisions of this Section or substantially equivalent provisions), (e) upon the request or demand of any Governmental Authority having jurisdiction over it, (f) to the extent required in response to any order of any court or other Governmental Authority or to the extent otherwise required pursuant to any Requirement of Law, (g) in connection with any litigation or similar proceeding, (h) that has been publicly disclosed other than in breach of this Section 9.14, (i) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender’s investment portfolio in connection with ratings issued with respect to such Lender, (j) to any credit insurance or reinsurance provider to the extent required by such credit insurance or reinsurance provider, (k) to any other party hereto, (l) with the consent of the Borrower Representative or (m) in connection with the exercise of any remedy hereunder or under any other Loan Document; provided that, in the event a Lender receives a summons or subpoena to disclose confidential information to any party, such Lender shall, if legally permitted and practicable, endeavor to notify the Borrower Representative thereof as soon as possible after receipt of such request, summons or subpoena and to afford the Loan Parties an opportunity to seek protective orders, or such other confidential treatment of such disclosed information, as the Loan Parties may deem reasonable. Any Person required to maintain the confidentiality of Information as provided in this Section 9.14 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. In addition, the Administrative Agent, the Issuing Banks and the Lenders may disclose the existence of this Agreement and customary information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to the Agents or any Issuing Bank or Lender in connection with the administration of this Agreement, the other Loan Documents, and the Commitments. For the avoidance of doubt, nothing in this Section 9.14 is intended to prohibit any Person or its affiliates’ officers, directors, employees and representatives from voluntarily disclosing or providing any Information to any governmental, regulatory or self-regulatory organization to the extent that any such prohibition on disclosure set forth herein shall be prohibited by the laws or regulations applicable to such governmental, regulatory, or self-regulatory organization, including as may be required by the rules, regulations, schedules and forms of the SEC, the Commodity Futures Trading Commission or Financial Industry Regulatory Authority, provided that the Borrower Representative shall be informed promptly thereof of such disclosure to the extent lawfully permitted to do so. Section 9.15 Accounting Changes. In the event that any “Accounting Change” (as defined below) shall occur and such change results in a change in the method of calculation of financial covenants, standards or terms in this Agreement, and either the Borrower Representative or the Required Lenders shall so request (or if the Administrative Agent notifies the Borrower Representative that the Required Lenders so request), then the Borrower Representative and the Lenders agree to enter into negotiations in order to amend such provisions of this Agreement so as to equitably reflect such Accounting Change with the desired result that the criteria for evaluating the Borrower Representative’s financial condition shall be the same after such Accounting Change as if such Accounting Change had not been made. Until such time as such an amendment shall have been executed and delivered in accordance with Section 9.1, all financial covenants, standards and terms in this Agreement shall continue to be calculated or construed as if such Accounting Change had not occurred. “Accounting Change” refers to (i) any election by the Borrower Representative to apply IFRS accounting principles in lieu of GAAP in accordance with the definition of “GAAP” hereunder and (ii) any change in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the FASB, GAAP, any other generally accepted accounting authority which provides regulation standard or, if applicable, the SEC. Section 9.16 WAIVERS OF JURY TRIAL. EACH LOAN PARTY, THE ADMINISTRATIVE AGENT, THE ISSUING BANKS AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY AND WHETHER IN LAW OR EQUITY) AND FOR ANY COUNTERCLAIM THEREIN. Section 9.17 Conversion of Currencies. (a) If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum owing hereunder in one currency into another currency, each party hereto agrees, to the fullest extent that it may effectively do so, that the rate of exchange used shall be that at which, in accordance with normal banking procedures in the relevant jurisdiction, the first currency could be purchased with such other currency on the Business Day immediately preceding the day on which final judgment is given. (b) The obligations of the Borrowers in respect of any sum due to any party hereto or any holder of the obligations owing hereunder (the “Applicable Creditor”) shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than the currency in which such sum is stated to be due hereunder (the “Agreement Currency”), be discharged only to the extent that, on the Business Day following receipt by the Applicable Creditor of any sum adjudged to be so due in the Judgment Currency, the Applicable Creditor may in accordance with normal banking procedures in the relevant jurisdiction purchase the Agreement Currency with the Judgment Currency; if the amount of the Agreement Currency so purchased is less than the sum originally due to the Applicable Creditor in the Agreement Currency, the Borrowers agree, as a separate obligation and notwithstanding any such judgment, to indemnify the Applicable Creditor against such loss. The obligations of the Borrowers contained in this Section 9.17 shall survive the termination of this Agreement and the payment of all other amounts owing hereunder. Section 9.18 USA PATRIOT ACT; Beneficial Ownership Regulation. Each Lender and each Issuing Bank that is subject to the PATRIOT Act and the Beneficial Ownership Regulation and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies each Borrower that pursuant to the requirements of the PATRIOT Act and the Beneficial Ownership Regulation, it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such Lender or such Issuing Bank or the Administrative Agent, as applicable, to identify each Loan Party in accordance with the PATRIOT Act and the Beneficial Ownership Regulation. The Borrower Representative shall, promptly following a request by the Administrative Agent or any Lender or Issuing Bank, provide all documentation and other information that the Administrative Agent or such Lender or such Issuing Bank requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act and the Beneficial Ownership Regulation. Section 9.19 Payments Set Aside. To the extent that any payment by or on behalf of any Borrower is made to the Administrative Agent or any Lender or Issuing Bank, or the Administrative Agent or any Lender or Issuing Bank exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender or such Issuing Bank in its discretion) to be repaid to a trustee, receiver, interim receiver, receiver and manager or any other party, in connection with any proceeding under any Bankruptcy Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and Issuing Bank severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Effective Rate from time to time in effect. The obligations of the Lenders and Issuing Banks under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement. Section 9.20 Releases of Collateral and Guarantees. Each of the Lenders (including in its capacity as a potential Lender Counterparty) and Issuing Banks irrevocably authorizes the Administrative Agent to be the agent for the representative of the Lenders and Issuing Banks with respect to the Guarantee Agreements, the Collateral and the Security Documents; provided that the Administrative Agent shall not owe any fiduciary duty, duty of loyalty, duty of care, duty of disclosure or any other obligation whatsoever to any holder of Obligations with respect to any Secured Hedge Agreements or Secured Cash Management Agreements, and the Administrative Agent agrees that: (a) The Administrative Agent’s Lien on any property granted to or held by the Administrative Agent under any Loan Document shall be automatically and fully released (i) upon satisfaction of the Termination Conditions, (ii) at the time the Property subject to such Lien is sold (other than to any other Loan Party or other Person that would be required pursuant to any Security Document to grant a Lien on such Collateral to the Administrative Agent for the benefit of the Secured Parties after giving effect to such Disposition) as part of or in connection with any Disposition permitted hereunder or under any other Loan Document, (iii) if the Property subject to such Lien is owned by a Guarantor, upon the release of such Guarantor from its obligations under a Guarantee Agreement pursuant to clause (b) below, (iv) to the extent (and only for so long as) such property constitutes an Excluded Asset or (v) if approved, authorized or ratified in writing in accordance with Section 9.1. (b) The Guarantee of a Guarantor shall be automatically and unconditionally released, and no further action by such Guarantor or the Administrative Agent is required for the release of such Guarantor’s Guarantee under a Guarantee Agreement or any other Loan Document: (i) in connection with any sale, exchange, transfer or other disposition of all or substantially all the assets of that Guarantor (including by way of merger, consolidation or dissolution) to a Person that is not the Borrower Representative or a Restricted Subsid- iary, if the sale, exchange, transfer or other disposition does not violate this Agreement; (ii) in connection with any sale, transfer or other disposition of Capital Stock of that Guarantor to a Person that is not the Borrower Representative or a Restricted Sub- sidiary and that results in such Guarantor ceasing to be a Restricted Subsidiary, if the sale, transfer or other disposition does not violate this Agreement; provided that no Guarantor that is a Subsidiary shall be released from its obligations solely by virtue of no longer being a Wholly-Owned Subsidiary unless such Guarantor ceases to be a Wholly-Owned Subsid- iary as a result of a bona fide transaction constituting an issuance or other disposition of Equity Interests to a Person that is not an Affiliate of the Borrower Representative; and (iii) if the Borrower Representative designates any Restricted Subsidiary that is a Guarantor to be an Unrestricted Subsidiary in accordance with the provisions set forth under Section 6.1(c) and the definition of “Unrestricted Subsidiary” in this Agreement. (c) [Reserved]. (d) [Reserved]. (e) On the date that the Termination Conditions are satisfied, the Collateral shall be released from the Liens created by the Security Documents, and the Security Documents and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Loan Party under the Security Documents shall terminate, all without the need to deliver any instrument or performance of any act by any Person. (f) It will promptly execute, authorize or file such documentation as may be reasonably requested by any Grantor to release, or evidence the release (in registrable form, if applicable), its Liens with respect to any Collateral or the guarantee obligations of any Guarantor as set forth in this Section 9.20; provided that the foregoing shall be at the Borrowers’ expense and in form and substance reasonably satisfactory to the Administrative Agent. Section 9.21 Acknowledgment and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any applicable Resolution Authority. Section 9.22 Acknowledgment Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (b) As used in this Section 9.22, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). Section 9.23 Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan or other Obligation owing under this Agreement, together with all fees, charges and other amounts that are treated as interest on such Loan or other Obligation under applicable Law, including, without limitation, section 347 of the Criminal Code (Canada) (collectively, “charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) that may be contracted for, charged, taken, received or reserved by the Lender or other Person holding such Loan or other Obligation in accordance with applicable Law, the rate of interest payable in respect of such Loan or other Obligation hereunder, together with all charges payable in respect thereof, shall be limited to the Maximum Rate. To the extent lawful, the interest and charges that would have been paid in respect of such Loan or other Obligation but were not paid as a result of the operation of this Section 9.23 shall be cumulated and the interest and charges payable to such Lender or other Person in respect of other Loans or Obligations or periods shall be increased (but not above the amount collectible at the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate for each day to the date of repayment, shall have been received by such Lender or other Person. Any amount collected by such Lender or other Person that exceeds the maximum amount collectible at the Maximum Rate shall be applied to the reduction of the principal balance of such Loan or other Obligation or refunded to the applicable Borrower so that at no time shall the interest and charges paid or payable in respect of such Loan or other Obligation exceed the maximum amount collectible at the Maximum Rate. Section 9.24 Amendment and Restatement. Effective as of the Closing Date, the Third Amended and Restated Credit Agreement shall be amended and restated in its entirety by this Agreement and the Third Amended and Restated Credit Agreement shall thereafter be of no further force and effect except to evidence the incurrence by the Borrowers of the “Borrower Obligations” under and as defined in the Third Amended and Restated Credit Agreement (whether or not such “Borrower Obligations” are contingent as of the Closing Date). The terms and conditions of this Agreement and the rights and remedies of the Administrative Agent and the Lenders under this Agreement and the other Loan Documents shall apply to all of the Borrower Obligations incurred under the Third Amended and Restated Credit Agreement. All Loans and Letters of Credit outstanding under the Third Amended and Restated Credit Agreement immediately prior to the Closing Date shall continue under this Agreement. On and after the Closing Date, (i) all references to the Credit Agreement in the Loan Documents (other than this Agreement) shall be deemed to refer to this Agreement, (ii) all references to any section (or subsection) of the Third Amended and Restated Credit Agreement in any Loan Document (but not herein) shall be amended to become, mutatis mutandis, references to the corresponding provisions of this Agreement, and (iii) any “Loan Documents” (including all “Security Documents” and “Guarantees”) as defined in the Third Amended and Restated Credit Agreement) executed prior to the Closing Date shall be of no further force or effect (and the parties hereto acknowledge and agree that (x) all such “Guarantees” shall automatically be superseded in all respects by the Guarantee and (y) any Liens securing payment of the “Borrower Obligations” as defined in the Third Amended and Restated Credit Agreement, shall from and after the Closing Date no longer secure the payment and performance of any Borrower Obligations for the benefit of the Administrative Agent and the Secured Parties, and all such Liens shall automatically terminate after giving effect to this Agreement (and the Borrower Representative may request the Administrative Agent’s assistance in clearing records of any such Liens, in which case, the Administrative Agent shall cooperate reasonably and promptly), at which time the applicable Security Documents shall take effect). In furtherance of the foregoing, Administrative Agent is hereby appointed as collateral agent in connection with the foregoing, and shall be entitled to all of the benefits, rights, privileges and immunities hereunder and under the other Loan Documents with respect to the foregoing. This amendment and restatement is limited as written and is not a consent to any other amendment, restatement or waiver or other modification, whether or not similar and, except as expressly provided herein or in any other Loan Document, all terms and conditions of the Loan Documents remain in full force and effect unless otherwise specifically amended hereby or by any other Loan Document. This Agreement shall not constitute a novation of the Third Amended and Restated Credit Agreement or of any other Loan Document (as defined in the Third Amended and Restated Credit Agreement). Section 9.25 Equal Priority Intercreditor Agreement. If any Borrower or any Guarantor (i) incurs any obligations in respect of Equal Priority Obligations at any time when no applicable Equal Priority Intercreditor Agreement is in effect or at any time when Indebtedness constituting Equal Priority Obligations entitled to the benefit of an existing Equal Priority Intercreditor Agreement is concurrently retired, and (ii) delivers to the Administrative Agent an Officer’s Certificate so stating and requesting the Administrative Agent to enter into an Equal Priority Intercreditor Agreement in favor of a designated agent or representative for the holders of the Equal Priority Obligations so incurred, the Administrative Agent shall (and is hereby authorized and directed to) enter into such intercreditor agreement (at the sole expense and cost of the Borrowers, including reasonable legal fees and expenses of the Administrative Agent), bind the Lenders on the terms set forth therein and perform and observe its obligations thereunder. Section 9.26 Junior Priority Intercreditor Agreement. If any Borrower or any Guarantor incurs Junior Priority Obligations secured (and permitted by this Agreement to be secured) by Liens on the Collateral having, or intending to have, a Junior Lien Priority ranking relative to the Liens on the Collateral securing the Obligations, the Administrative Agent and the applicable Junior Priority Collateral Agent(s) will enter into a junior priority intercreditor agreement (in customary market form, as reasonably determined by the Administrative Agent and the Borrower Representative (provided that such form shall be acceptable to the Required Lenders and may be deemed acceptable to the Required Lenders unless, by the fifth Business Day after the Administrative Agent shall have posted such proposed form to all Lenders, the Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders object to such form), as the same may be amended, restated, renewed, replaced or otherwise modified from time to time, a “Junior Priority Intercreditor Agreement”). The Junior Priority Intercreditor Agreement may be entered into and amended from time to time thereafter without the consent of the Lenders to add other parties holding Equal Priority Obligations and/or Junior Priority Obligations permitted to be incurred and secured under this Agreement and the relevant agreements, or their respective representatives. Section 9.27 Additional Borrowers. The Borrower Representative may designate any Parent Company that is a Loan Party or any Wholly-Owned Restricted Subsidiary as a Borrower under this Agreement from time to time (an “Additional Borrower”); provided that such Parent Company or Restricted Subsidiary, as applicable, is incorporated, formed or organized under the laws of the United States or a state thereof, Canada or a province thereof, Ireland, Bermuda or the Cayman Islands and any such Parent Company shall agree to a customary non-activity covenant. Such Parent Company or Wholly-Owned Restricted Subsidiary shall become an Additional Borrower and a party to this Agreement by delivering to the Administrative Agent an Additional Borrower Joinder, and all references to the “Borrowers” shall also include such Additional Borrower, as applicable, upon (i) the receipt by the Administrative Agent of (x) documentation with respect to such Additional Borrower consistent in scope with the documentation delivered, as applicable, in respect of the Borrower Representative on the Closing Date, including pursuant to Section 4.1 hereof or otherwise, or pursuant to Section 5.11 hereof (to the extent applicable), including all Security Documents requested by the Administrative Agent, and in each case without regard to time periods set forth therein and (y) a certificate from the Borrower Representative and such Additional Borrower certifying that as of the date of such joinder, the conditions set forth in Section 4.2 shall be met as if a Borrowing were to occur on such date, (ii) the Lenders being provided with thirty (30) days’ prior notice of any Additional Borrower being proposed to be added pursuant to this Section 9.27, (iii) the Administrative Agent and the Lenders shall have received, at least three Business Days prior to the effective date of the Additional Borrower Joinder all documentation and other information with respect to the Additional Borrower required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act and, if the Additional Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification and (iv) if on or after July 11, 2026, the Administrative Agent and each Lender’s agreement (such agreement not to be unreasonably withheld or delayed) to such Additional Borrower becoming a Borrower under this

Agreement (it being understood, for the avoidance of doubt, that no Lender shall be required to agree under this clause (iv) to any Additional Borrower becoming a Borrower if such Lender is not legally permitted to make, or if such Lender would incur material expenses in making, loans and other extensions of credit to such Additional Borrower or if making loans and other extensions of credit to such Additional Borrower would violate one or more policies of such Lender); provided that any Lender that does not consent to an Additional Borrower pursuant to this clause (iv) may be treated as Non-Consenting Lender for purposes of Section 2.19 and may be terminated in accordance with Section 2.19. In connection with the joinder of an Additional Borrower, this Agreement may be amended as necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower Representative to effect the provisions of or be consistent with this Section 9.27. Notwithstanding any other provision of this Agreement to the contrary (including Section 9.1), any such deemed amendment may be memorialized in writing by the Administrative Agent with the Borrower Representative’s consent, but without the consent of any other Lenders (other than with respect to such Lender’s approval of an Additional Borrower’s jurisdiction of incorporation or formation as set forth above), and furnished to the other parties hereto. An Additional Borrower may be removed as a Borrower by written notice thereof from the Borrower Representative, so long as at the time of such Additional Borrower’s removal (I) no Loans, fees or any other amounts due in connection therewith pursuant to the terms hereof shall be outstanding for the account of such Additional Borrower, except to the extent such obligations have been expressly assumed by another Borrower, (II) no Letters of Credit issued for the account of such Additional Borrower shall be outstanding, except to the extent such obligations have been expressly assumed by another Borrower, and (III) the Administrative Agent shall have received a certificate from the Borrower Representative and such Additional Borrower certifying as to the matters set forth in the immediately preceding clauses (I) and (II). Regardless of which Borrower Representative or Additional Borrower draws a Loan or requests a Letter of Credit all Borrowers (including all Additional Borrower) shall be jointly and severally liable for all Borrower Obligations and all Guarantor Obligations. For the avoidance of doubt, the right of the Borrower Representative to designate an Additional Borrower shall be considered to come within the provisions of Article 21(c)5 of Directive 2013/36/EU. Further and in addition, compliance with the conditions as set out in this Section and/or those cross referenced therein shall be considered a solicitation by the Borrower Representative on behalf of the Additional Borrower and shall not be considered as solicitation by the Lender, as at the operative date or in advance thereof, of any Additional Borrower. As such, any exercise of such a right to designate an Additional Borrower shall not be considered contrary to Article 21(c)(1) of Directive 2013/36/EU. [Signature Pages Follow Intentionally Omitted]